As filed with the Securities and Exchange Commission on September 29, 1998
                                                      Registration No. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                       and
                         POST-EFFECTIVE AMENDMENT NO. 1
                                      Under
                             SECURITIES ACT OF 1933

                                   ----------

                  THE CIT GROUP SECURITIZATION CORPORATION III
                               THE CIT GROUP, INC.
            (Exact name of each registrant specified in its charter)

                                   ----------

   Delaware                                                      51-0374926
   Delaware                          6146                        13-2994534
(State or other          (Primary Standard Industrial         (I.R.S. Employer
 jurisdiction             Classification Code Number)        Identification No.)
of incorporation
or organization)

THE CIT GROUP SECURITIZATION
      CORPORATION III                                     THE CIT GROUP, INC.
       650 CIT Drive                                 1211 Avenue of the Americas
Livingston, New Jersey 07039                           New York, New York  10036
      (973) 535-3512                                        (212) 536-1950
   (Address of principal                                (Address of principal
    executive offices)                                     executive offices)

                                   ----------

       ERNEST D. STEIN, ESQ.                                   Copies to:
     Executive Vice President,                           PAUL N. WATTERSON, ESQ.
    General Counsel & Secretary                         SCHULTE ROTH & ZABEL LLP
        THE CIT GROUP, INC.                                 900 Third Avenue
    1211 Avenue of the Americas                         New York, New York 10022
     New York, New York  10036
         (212)-536-1950
(Name and address of agent for service)

                                   ----------

        Approximate date of commencement of proposed sale to the public:
     From time to time after this Registration Statement becomes effective.

      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                         CALCULATION OF REGISTRATION FEE

==============================================================================================
                                                 Proposed         Proposed
                                    Amount to     Maximum          Maximum          Amount of
    Title of each class of             be         Offering        aggregate       registration
 securities to be registered       registered  Price Per Unit  offering price(1)      fee(3)
----------------------------------------------------------------------------------------------
Asset-Backed
  Certificates................     $1,000,000       100%          $1,000,000         $295.00
----------------------------------------------------------------------------------------------
Limited Guarantees
  of The CIT Group, Inc.(2)...
==============================================================================================

(1) Estimated solely for the purpose of calculating the registration fee on the basis of the proposed maximum aggregate offering price, pursuant to Rule 457(c).
(2) May be issued in connection with issuance of the Certificates by trusts formed by The CIT Group Securitization Corporation III. No additional consideration will be paid for the Limited Guarantees; accordingly, no separate filing fee is being paid herewith, pursuant to Rule 457(n).
(3) Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement contains a combined prospectus that also relates to Registration Statement Nos. 333-22283 and 333-22283-01 previously filed by the Registrants on Form S-3 and declared effective on April 11, 1997. The Registrants are carrying forward $158,576,000 aggregate principal amount of Asset-Backed Securities from Registration Statement Nos. 333-22283 and 333-22283-01, for which a filing fee of $48,053.33 was previously paid.

      The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

      Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement contains a combined prospectus that also relates to Registration Statement Nos. 333-22283 and 333-22283-01, previously filed by the Registrants on Form S-3 and declared effective on April 11, 1997. This Registration Statement constitutes Post-Effective Amendment No. 1 to Registration Statement Nos. 333-22283 and 333-22283-01 and such Post-Effective Amendment shall hereafter become effective concurrently with the effectiveness of this Registration Statement and in accordance with Section 8(c) of the Securities Act of 1933.

================================================================================

                  SUBJECT TO COMPLETION, DATED _______ __, 199_
                              PROSPECTUS SUPPLEMENT
                      (To Prospectus dated _________, 199_)
                        CIT Home Equity Loan Trust 199_-_
           Home Equity Loan Asset Backed Certificates, Series 199__-__
                     $____________ Class A __% Certificates
                [$______________Class S Notional Amount Variable
                        Pass-Through Rate Certificates]
                   [$______________ Class B __% Certificates]
                  THE CIT GROUP SECURITIZATION CORPORATION III
                                    Depositor
                      THE CIT GROUP/CONSUMER FINANCE, INC.
                           Seller and Master Servicer

      The Home Equity Loan Asset Backed Certificates, Series 199_-__ will consist of the Class A [and Class S Certificates] (the "Class A Certificates" and the "Class S Certificates," respectively, and collectively, the "Senior Certificates"), [the Class B Certificates (the "Subordinated Certificates"),] and the Class R Certificates (the "Residual Certificates"). The Senior Certificates[, the Subordinated Certificates] and the Residual Certificates are collectively referred to herein as the "Certificates," and the Senior Certificates [and the Subordinated Certificates] are referred to herein as the "Offered Certificates." [Only the Senior Certificates are offered hereby.]

      The Certificates will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund" or "Trust"), designated as the CIT Home Equity Loan Trust 199_ - ___, to be created pursuant to a Pooling and Servicing Agreement, dated as of ______________ __, 19__, among The CIT Group Securitization Corporation III (the "Depositor"), The CIT/Group Consumer Finance, Inc., as master servicer (referred to herein as "CIT Consumer Finance", or the "Master Servicer," as applicable), The CIT Group/Consumer Finance, Inc. (the "Seller") and [ ], as trustee (the "Trustee"). The Trust Fund will consist primarily of a pool of one-to four-family residential first or subordinate mortgage loans (the "Mortgage Loans"), substantially all of which will have original terms to maturity of not more than ___ months [and have fixed rates]. [The Mortgage Loans will be subject to [semi-annual] [annual] mortgage rate adjustments based upon the [weekly average yield on United States Treasury securities adjusted to a constant maturity of one year] [weekly average of secondary market interest rates on six-month negotiable certificates of deposit] [the London interbank offered rate ("LIBOR") for [six month] United States dollar deposits (the "Index"), as described herein under "The Mortgage Pool."] [Monies will be on deposit in a separate trust account (the "Pre-Funding Account") to be maintained with the Trustee, which will be used to purchase additional Mortgage Loans [Assets (as defined herein)]from time to time during the Funding Period (as defined herein) in the manner described herein.]

      [A Certificate Guaranty Insurance Policy (as defined herein) with respect to the Class ___ Certificates, will be issued by:

                            ________________________]

      [Full and complete payment to ____________, as Trustee for the holders of the Class ___ Certificates, of Insured Payments (as defined herein), consisting primarily of interest due to such holders in respect of the Class __ Certificates on each Distribution Date (as defined herein) and principal at the times described herein, is unconditionally and irrevocably guaranteed pursuant to the terms of the Certificate Guaranty Insurance Policy. See the Certificate Guaranty Insurance Policy annexed hereto as Exhibit __ and "Credit Enhancement" herein for a more complete description of the Certificate Guaranty Insurance Policy.]

                     PROSPECTIVE INVESTORS SHOULD REVIEW THE
                              INFORMATION SET FORTH
             UNDER "RISK FACTORS" ON PAGE S-__ HEREIN AND ON PAGE __
                        IN THE ACCOMPANYING PROSPECTUS.

THE CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THE CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                              Price to         Underwriting     Proceeds to the
                              Public(1)        Discount         Depositor (1)(2)
Per Certificate............   ______%          _____%           _____%
Total......................   $                $                $
                              ======           =====            =====
--------------------------------------------------------------------------------
(1)   Plus accrued interest at the Pass-Through Rate from [date].

(2) Before deduction of expenses payable by the Depositor estimated at $_______.

      The Offered Certificates will be purchased by ___________ (the "Underwriter") from the Depositor and will be offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates are expected to be approximately __% of the aggregate principal balance of such Certificates plus accrued interest, before deducting issuance expenses payable by the Depositor, estimated to be $_______.

      The Offered Certificates are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to its right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in book-entry form only through the facilities of The Depository Trust Company in the United States or through Cedel Bank and the Euroclear System in Europe on or about ______ __, 19__.

                             [NAME OF UNDERWRITER]

______ __, 19__

      The Class A Certificates will have an initial aggregate principal balance of approximately $_________ and will evidence in the aggregate an initial beneficial ownership interest of approximately ___% in the Trust Fund. [The Subordinated Certificates will have an initial aggregate principal balance of approximately $_________ and will evidence in the aggregate an initial beneficial ownership interest of approximately ___% in the Trust Fund.] [The Class S Certificates will have no principal balance but will be entitled to distributions of interest as described herein.] The remaining beneficial ownership interest in the Trust Fund will be evidenced by the Residual Certificates. [The rights of the holders of the Subordinated Certificates (the "Subordinated Certificateholders") to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of the holders of the Senior Certificates (the "Senior Certificateholders") to the extent described herein.]

      Distributions to Certificateholders will be made on the __th day of each month or, if such __th day is not a Business Day (as defined herein), on the first Business Day thereafter (each, a "Distribution Date"), commencing in __________ 19__ from and to the extent of Available Funds (as defined herein). The Trust Fund is subject to optional termination under the limited circumstances described herein. Any such optional termination may result in an early retirement of the Certificates offered hereby.

      All of the Mortgage Loans were originated or purchased by the CIT Group/Consumer Finance, Inc. or its affiliates.

      The yield to investors on each class of Certificates will be sensitive in varying degrees to, among other things, the rate and timing of principal payments (including prepayments) of the Mortgage Loans and the timing of receipt of such payments [and to the level of the Index]. The yield to maturity of a class of Certificates may vary from the anticipated yield to the extent such class is purchased at a discount or premium and to the extent the rate and timing of payments thereon is sensitive to prepayments. Holders of the Certificates should consider, in the case of any such Certificates purchased at a discount, the risk that a lower than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield and, in the case of any Certificates purchased at a premium [and the Class S Certificates,] the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. [Holders of the Class S Certificates should carefully consider the risk that a rapid rate of principal payments on the Mortgage Loans could result in the failure of such holders to recover their initial investment.]

      [An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes. As described more fully herein and in the Prospectus, the Senior Certificates and the Subordinated Certificates will constitute "regular interests" in the REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.]

      The Underwriter intends to make a secondary market in the Offered Certificates but has no obligation to do so. There is currently no secondary market for the Offered Certificates and there can be no assurance that such a market will develop or, if it does develop, that it will continue.

                                   ----------

      This Prospectus Supplement does not contain complete information about the offering of the Certificates. Additional information is contained in the Prospectus of the Depositor dated ____________, 19__ (the "Prospectus") and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus. To the extent, if any, that any statement in the final Prospectus Supplement is inconsistent with statements contained in this Prospectus Supplement, the statements in the final Prospectus Supplement shall control. Terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Prospectus.

      Until ninety days after the date of this Prospectus Supplement, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

--------------------------------------------------------------------------------

                                SUMMARY OF TERMS

      This Summary of Terms is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary of Terms are defined elsewhere in this Prospectus Supplement or in the Prospectus. Reference is made to the Index to Defined Terms for the location herein of the definitions of certain capitalized terms used herein.

Issuer..........................    CIT Home Equity Loan Trust 199_ - _____ (the
                                    "Issuer").

Title of Certificates...........    Home Equity Loan Asset Backed  Certificates,
                                    Series   199__-__   (the    "Certificates"),
                                    consisting  of  the  Class  A [and  Class  S
                                    Certificates]  (the  "Class A  Certificates"
                                    and    the    "Class    S     Certificates,"
                                    respectively, and, collectively, the "Senior
                                    Certificates"),  [one  or  more  classes  of
                                    subordinated certificates (the "Subordinated
                                    Certificates")] and the Class R Certificates
                                    (the  "Residual  Certificates").  The Senior
                                    Certificates     [and    the    Subordinated
                                    Certificates] are referred to herein as the "Offered Certificates". [Only the Senior
                                    Certificates are offered hereby.]

                                    The Certificates  will be issued pursuant to
                                    a Pooling and Servicing  Agreement  dated as
                                    of ______ __, 199_ (the "Agreement"),  among
                                    the  Depositor,   the  Seller,   the  Master
                                    Servicer and the Trustee (each, as defined herein).

Denominations...................    The Offered  Certificates  will be issued in
                                    minimum denominations of $1,000 and integral
                                    multiples of $1,000 in excess thereof except
                                    that one  Certificate  in each  class may be
                                    issued  in a  different  denomination.  Each
                                    Offered   Certificate   will   represent   a
                                    percentage     interest    (a    "Percentage
                                    Interest")   in   the    respective    class
                                    determined by dividing the original dollar amount represented by such Certificate by the original Certificate Balance (as defined herein) of such class.

The Depositor...................    The CIT Group Securitization Corporation III
                                    (the  "Depositor"),  a Delaware  corporation
                                    and a limited purpose finance  subsidiary of
                                    The CIT Group, Inc., a Delaware  corporation
                                    ("CIT").   See   "The   Depositor"   in  the
                                    Prospectus.  None of the  Depositor,  [CIT,]
                                    CIT Consumer Finance (as defined herein) or any of their respective affiliates [or any other person or entity] will insure or guarantee or otherwise be obligated with respect to the Certificates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Seller..........................    The CIT Group/Consumer  Finance,  Inc. ("CIT
                                    Consumer    Finance"   or    "Seller",    as
                                    applicable). The Mortgage Loans (as defined herein) were originated or purchased by the Seller or its affiliates and were acquired by the Depositor from the Seller in a privately negotiated transaction.

Master Servicer.................    CIT  Consumer  Finance  (in its  capacity as
                                    master servicer of the Mortgage Loans, the "Master Servicer"). The Master Servicer will be responsible for the servicing of the Mortgage Loans. See "Servicing of Mortgage
                                    Loans" herein.

Cut-off Date....................    _________  __,  19__ (the  "Cut-off  Date").
                                    References herein to the Cut-off Date shall mean the date of origination in the case of Mortgage Loans originated after ________ __,
                                    199_.

Closing Date....................    On or about  _______________  __,  19__ (the
                                    "Closing Date").

Trustee.........................    [ ], a [ ], not in its  individual  capacity
                                    but solely as trustee on behalf of the holders of the Certificates (the "Trustee").

The Trust Property..............    The  Certificates  will represent the entire
                                    beneficial  ownership  interest  in a  trust
                                    fund  (the  "Trust"  or the  "Trust  Fund"),
                                    which will  consist  primarily of (i) a pool
                                    (the  "Mortgage  Pool" or "Pool") of certain
                                    mortgage   related   assets  (the  "Mortgage
                                    Assets")    consisting    of   fixed    [and
                                    adjustable]    rate   mortgage   loans   (or
                                    participation or other beneficial  interests
                                    therein) (each, a "Mortgage Loan") evidenced
                                    by  loan  agreements,  promissory  notes  or
                                    other  evidence  of  indebtedness  (each,  a
                                    "Mortgage Note") secured by mortgages, deeds
                                    of trust  or  similar  security  instruments
                                    (each,  a  "Mortgage")   creating  first  or
                                    subordinate  liens  on one-  to  four-family
                                    residential  properties,   [and  condominium
                                    units in  condominium  buildings]  (each,  a
                                    "Mortgaged  Property"),  with  an  aggregate
                                    principal  balance of  $_____________  as of
                                    the  Cut-off   Date  (the   "Original   Pool
                                    Principal    Balance"),     [and    mortgage
                                    pass-through  certificates or  participation
                                    certificates    evidencing    an   undivided
                                    interest  in a pool  of  mortgage  loans  or
                                    collateralized  mortgage obligations secured
                                    by    mortgage     loans    (the    "Private
                                    Mortgage-Backed   Securities")]   (ii)   all
                                    monies received with respect

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    to  the  Mortgage  Loans  on and  after  the
                                    Cut-off  Date  (other  than   principal  and
                                    interest  due  before the  Cut-off  Date and
                                    certain  amounts   retained  by  the  Master
                                    Servicer),  [(iii) an irrevocable securities
                                    guaranty   surety  bond  (the   "Certificate
                                    Guaranty  Insurance Policy") to be issued on
                                    or before the Closing Date by  _____________
                                    (the  "Certificate   Guaranty  Insurer")  in
                                    favor of the  Trustee for the benefit of the
                                    holders of the Class A  Certificates,]  [the
                                    Limited  Guarantee]  (iv) certain  rights of
                                    the Depositor  under the Purchase  Agreement
                                    (as  defined  herein)  and (v)  [amounts  on
                                    deposit in the Spread Account or the Reserve
                                    Fund (each,  as defined herein) and] certain
                                    other  property.  [The Mortgage Pool will be
                                    divided  into two groups of  Mortgage  Loans
                                    (each,    a    "Mortgage    Loan    Group").
                                    Certificates  bearing  interest  at a  fixed
                                    rate will  represent an undivided  ownership
                                    interest in a group (the "Fixed Rate Group")
                                    of  Fixed-Rate  Mortgage  Loans (as  defined
                                    herein),    and    distributions   on   such
                                    Certificates   will  be  based  on   amounts
                                    available  for  distribution  in  respect of
                                    Mortgage  Loans  in the  Fixed  Rate  Group.
                                    Certificates    bearing   interest   at   an
                                    adjustable  rate will represent an undivided
                                    ownership   interest   in   a   group   (the
                                    "Adjustable  Rate Group") of Adjustable Rate
                                    Mortgage  Loans  and  distributions  on such
                                    Certificates   will  be  based  on   amounts
                                    available  for  distribution  in  respect of
                                    Mortgage Loans in the Adjustable Rate Group.
                                    As  of  the  Cut-off  Date,   the  aggregate
                                    principal  balance of the Mortgage  Loans in
                                    the Fixed  Rate  Group is  ________  and the
                                    aggregate  principal balance of the Mortgage
                                    Loans  in  the  Adjustable   Rate  Group  is
                                    _____________.]

Mortgage Loans..................    The   Mortgage    Pool   will   consist   of
                                    conventional  [adjustable rate] [fixed rate]
                                    mortgage  loans  secured by first and second
                                    [third and  fourth]  liens on the  Mortgaged
                                    Property. As of the Cut-off Date, __% of the
                                    Mortgage  Pool (based on the  Original  Pool
                                    Principal   Balance)  consists  of  Mortgage
                                    Loans   secured   by  first   liens  on  the
                                    Mortgaged Property,  and __% of the Mortgage
                                    Pool  consists of Mortgage  Loans secured by
                                    second  liens  on  the  Mortgaged  Property.
                                    Distributions  of principal  and interest on
                                    the  Certificates  will be based  solely  on
                                    payments  received  on the  Mortgage  Loans,
                                    together with payments received with respect
                                    to  the  credit  enhancement,  as  described
                                    herein.   [Additional  Mortgage  Loans  (the
                                    "Subsequent    Mortgage

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Loans") may be purchased by the Trust, from time to time, during the Funding Period (as defined herein), from monies on deposit in the Pre-Funding Account (as defined herein) as described in "The Mortgage Pool" herein.]

                                    The interest rate on each Mortgage Loan (the
                                    "Mortgage  Rate") is [fixed] (a "Fixed Rate"
                                    and a  Mortgage  Loan  subject  thereto is a
                                    "Fixed Rate Mortgage  Loan")[adjustable] (an
                                    "Adjustable   Rate"  and  a  Mortgage   Loan
                                    subject  thereto  is  an  "Adjustable   Rate
                                    Mortgage Loan") [semi-annually]  [annually].
                                    [Other than during the first [six]  [twelve]
                                    months following  origination,  during which
                                    time each such Adjustable Rate Mortgage Loan
                                    will bear  interest at a Mortgage Rate fixed
                                    at   origination,   each   Adjustable   Rate
                                    Mortgage   Loan  will  bear  interest  at  a
                                    Mortgage  Rate equal to the sum of the Index
                                    plus a fixed percentage (the "Gross Margin")
                                    set  forth  in the  related  Mortgage  Note,
                                    rounded to the  nearest  [one-eighth  of one
                                    percent], subject to the limitation that the
                                    Mortgage  Rate will not increase or decrease
                                    by more than ___% on any Adjustment Date (as
                                    defined  herein) (the  "Periodic Rate Cap").
                                    In  addition,  adjustments  to the  Mortgage
                                    Rate for each Mortgage Loan are subject to a
                                    lifetime  maximum interest rate equal to the
                                    initial   Mortgage   Rate   plus   a   fixed
                                    percentage   (the  "Maximum  Rate")  [and  a
                                    minimum  rate equal to the initial  Mortgage
                                    Rate (the "Minimum Rate")]].

                                    [Payment of all or a substantial  portion of
                                    the  principal  of  certain  Mortgage  Loans
                                    ("Balloon  Loans")  will be due on  maturity
                                    ("Balloon   Payments").   Certain   of   the
                                    Mortgage   Loans  permit  the  mortgagee  to
                                    require  the   Mortgagor  to  pay  the  full
                                    principal balance of the loan on a specified
                                    date (the "Call Date") prior to the maturity
                                    of the loan ("Call  Loans").  Certain of the
                                    Mortgage Loans provide for monthly  payments
                                    of  principal  and interest  which  increase
                                    over  a   specified   period   of   time  (a
                                    "Graduated Payment Loan").]

[Index..........................    [As of any  Adjustment  Date, the index (the
                                    "Index") applicable to the determination of the Mortgage Rate on each Mortgage Loan will be the average weekly quoted yield on U.S.
                                    Treasury securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in Statistical Release
                                    H.15(519) and most recently available as of 45 days prior to such Adjustment Date.]

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                                      S-6
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                                    [As of any  Adjustment  Date, the index (the
                                    "Index")  applicable to the determination of
                                    the Mortgage Rate on each Mortgage Loan will
                                    be the weekly  average of  secondary  market
                                    interest   rates  on  six-month   negotiable
                                    certificates  of deposit as published by the
                                    Federal Reserve Board in Statistical Release
                                    H.15(519) and most recently  available as of
                                    45 days prior to such Adjustment  Date.] [As
                                    of  any  Adjustment  Date,  the  index  (the
                                    "Index")  applicable to the determination of
                                    the Mortgage Rate on each Mortgage Loan will
                                    be  the  London   interbank   offered   rate
                                    ("LIBOR")  for  [six-month]   United  States
                                    dollar deposits which appears on the Reuters
                                    Screen  LIBOR  Page as of  ________,  London
                                    time, on the first  Business Day (as defined
                                    herein)   of  the   month   prior   to  such
                                    Adjustment  Date.]  The Index  published  on
                                    ___________  __, 199_ was ______%.  See "The
                                    Mortgage Pool -- General" and "--The Index" herein.]

[Pre-Funding
Account.........................    On  the  Closing  Date,  an  aggregate  cash
                                    amount ( the  "Pre-Funded  Amount")  will be
                                    deposited  into  a  separate  trust  account
                                    maintained    with    the    Trustee    (the
                                    "Pre-Funding  Account")  in an amount not to
                                    exceed  approximately  $___________.  During
                                    the period (the  "Funding  Period") from the
                                    Closing  Date until the  earliest of (i) the
                                    date on which the  amount on  deposit in the
                                    Pre-Funding  Account is less than  $100,000,
                                    (ii) the date on which a  Termination  Event
                                    (as  defined   herein)   occurs   under  the
                                    Agreement  or (iii) the close of business on
                                    ______  ___,  199__  [not  more  than  three
                                    months  after  the  Closing  Date],  amounts
                                    will,  from time to time, be withdrawn  from
                                    the   Pre-Funding    Account   to   purchase
                                    Subsequent Mortgage Loans in accordance with
                                    the   Agreement.   Any   Pre-Funded   Amount
                                    remaining  at the end of the Funding  Period
                                    will   be   distributed   as   a   principal
                                    prepayment on the next Distribution Date (as
                                    defined    herein)    to   the   [Class   A]
                                    Certificates.

                                    Amounts  on   deposit  in  the   Pre-Funding
                                    Account  will  be  invested  solely  in  the
                                    short-term  investments described herein and
                                    in the Agreement  that mature not later than
                                    one   Business   Day   prior   to  the  next
                                    succeeding Distribution Date, until they are either applied by the Trustee during the Funding Period to pay the Depositor the purchase price for the Subsequent Mortgage Loans or

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                                      S-7
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                                    distributed to the [Class A Certificates] as
                                    a principal prepayment.

Class A Certificate
Balance.........................    The initial Class A Certificate Balance will
                                    be  $__________  (approximate,  subject to a
                                    permitted  variance  of up to plus or  minus
                                    __%)   and,   thereafter,    the   Class   A
                                    Certificate  Balance  will be such  original
                                    principal  amount  reduced by all amounts of
                                    principal  previously   distributed  to  the
                                    Class A  Certificateholders  (the  "Class  A
                                    Certificate Balance").

[Class S Notional Amount........    The initial Class S Notional  Amount will be
                                    equal to the aggregate  principal balance of
                                    the  Mortgage  Loans,  which was,  as of the
                                    Cut-off Date, $_______.  On any Distribution
                                    Date thereafter, the Class S Notional Amount
                                    will be equal to the Pool Principal  Balance
                                    (as defined  herein) in the month  preceding
                                    the  month of such  Distribution  Date  (the
                                    "Class  S  Notional  Amount").  The  Class S
                                    Certificates have no principal balance,  are
                                    entitled only to  distributions of a portion
                                    of the interest on the Mortgage  Loans based
                                    on  their  notional   amounts  and  are  not
                                    entitled to distributions of principal.]

[Subordinated Class
Certificate Balance.............    The initial  Subordinated  Class Certificate
                                    Balance  will be  $__________  (approximate,
                                    subject  to a  permitted  variance  of up to
                                    plus or  minus  __%)  and,  thereafter,  the
                                    Subordinated Class Certificate  Balance will
                                    be such original principal amount reduced by
                                    (i)  all  amounts  of  principal  previously
                                    distributed    to   the   holders   of   the
                                    Subordinated Certificates (the "Subordinated
                                    Certificateholders")  and (ii) any  Realized
                                    Losses (the "Subordinated  Class Certificate
                                    Balance").  In general,  a  "Realized  Loss"
                                    means, with respect to a Liquidated Mortgage
                                    (as defined herein), the amount by which the
                                    remaining  unpaid  principal  balance of the
                                    related  Mortgage Loan exceeds the amount of
                                    Liquidation  Proceeds  (as  defined  herein)
                                    applied  to the  principal  balance  of such
                                    Mortgage  Loan,  but only to the extent that
                                    such  difference  is not included in (i) the
                                    amount of the principal distribution made on
                                    the    Certificates   on   the   immediately
                                    succeeding  Distribution  Date,  or (ii) the
                                    amount  of a payment  made  from  applicable
                                    credit   enhancement  on  such  Distribution
                                    Date.

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                                      S-8
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                                    A  "Liquidated  Mortgage" is a Mortgage Loan
                                    as  to  which  the   Master   Servicer   has
                                    determined that all recoverable  Liquidation
                                    Proceeds and Insurance Proceeds (as defined herein) have been received.

Distribution Date...............    The __th day of each  month  or, if such day
                                    is not a Business Day, on the first Business
                                    Day thereafter,  commencing on _________, __
                                    19__ (each,  a  "Distribution  Date").  [The
                                    initial  Distribution  Date with  respect to
                                    the  Certificates is expected to be ________
                                    __,    1996   and   the   final    scheduled
                                    Distribution    Date   for   each   of   the
                                    Certificates is expected to be _________.]

Determination Date..............    The  [third]  Business  Day  prior  to  each
                                    Distribution  Date (each,  a  "Determination
                                    Date").

Record Date.....................    The calendar day preceding each Distribution
                                    Date  or,  if  Definitive  Certificates  (as
                                    defined   herein)  are   issued,   the  last
                                    Business Day of the month preceding the month of such Distribution Date (each, a "Record Date").

Business Day....................    Any day other than a Saturday, Sunday or any
                                    day on which banking institutions or trust companies in the states of New York or Oklahoma are authorized by law, regulation or executive order to be closed ("Business
                                    Day").

Due Period......................    With respect to any  Distribution  Date, the
                                    "Due Period" is the period during which principal, interest and other amounts will be collected on the Mortgage loans for application towards the payment of principal and interest to the Certificateholders and the payment of fees on such Distribution
                                    Date. [The "Due Period" will be the calendar month immediately preceding the Distribution
                                    Date.] The first Due Period will commence on and include ______ and will end in and include ____________.

Registration of the
Offered Certificates ..........     The Offered  Certificates  will initially be
                                    issued in book-entry form. Persons acquiring
                                    beneficial   ownership   interests   in  the
                                    Offered Certificates may elect to hold their Certificate interests through The Depository
                                    Trust Company ("DTC") in the United States, or through Cedel Bank ("CEDEL") or the Euroclear System ("Euroclear")

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                                      S-9
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                                    in Europe.  Transfers  within DTC,  CEDEL or
                                    Euroclear,  as the case  may be,  will be in
                                    accordance   with  the   usual   rules   and
                                    operating procedures of the relevant system.
                                    So  long  as the  Offered  Certificates  are
                                    Book-Entry Certificates (as defined herein),
                                    such  Certificates  will be evidenced by one
                                    or more Certificates  registered in the name
                                    of Cede & Co.  ("Cede"),  as the  nominee of
                                    DTC  or one  of  the  relevant  depositories
                                    (collectively, the "European Depositories").
                                    Crossmarket    transfers   between   persons
                                    holding directly or indirectly  through DTC,
                                    on the one hand, and counterparties  holding
                                    directly  or  indirectly  through  CEDEL  or
                                    Euroclear, on the other, will be effected in
                                    DTC through  Citibank N.A.  ("Citibank")  or
                                    Morgan  Guaranty  Trust  Company of New York
                                    ("Morgan"),  the  relevant  depositories  of
                                    CEDEL and Euroclear,  respectively, and each
                                    a  participating  member of DTC. The Offered
                                    Certificates will initially be registered in
                                    the  name  of  Cede.  The  interests  of the
                                    holders of the Offered  Certificates will be
                                    represented  by book  entries on the records
                                    of DTC and participating members thereof. No
                                    Certificate   Owner  will  be   entitled  to
                                    receive     a     Definitive     Certificate
                                    representing such person's interest, except in the event that Definitive Certificates are issued under the limited circumstances described herein.

                                    See    "Risk     Factors    --    Book-Entry
                                    Registration",     "Description    of    the
                                    Certificates -- Book-Entry Certificates" and
                                    "ANNEX I" hereto.

Distributions...................    Distributions  of interest and  principal to
                                    the holders of the Senior  Certificates (the
                                    "Senior    Certificateholders")   [and   the
                                    Subordinated   Certificateholders]  will  be
                                    made in an  aggregate  amount  equal  to the
                                    Senior    Distribution    Amount   [or   the
                                    Subordinated       Distribution      Amount,
                                    respectively]  (as defined herein),  on each
                                    Distribution  Date.  Distributions  on  each
                                    Distribution Date will be made to holders of
                                    Certificates    ("Certificateholders")    of
                                    record  as of the  applicable  Record  Date,
                                    except  that the final  distribution  on the
                                    Certificates   will   be  made   only   upon
                                    presentment    and    surrender    of    the
                                    Certificates at the corporate trust office of the Trustee.

                                    Distributions    will   be   made   on   the
                                    Certificates on each Distribution Date from Available Funds (as defined herein)

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                                      S-10
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                                    in the following  order of priority:  (i) to
                                    interest   on  each   class  of  the  Senior
                                    Certificates  up to the  maximum  amount  of
                                    interest   to   be   distributed   on   such
                                    Certificates on such Distribution Date; (ii)
                                    to   principal   on  each  class  of  Senior
                                    Certificates up to the maximum amount of principal to be distributed on each such class on such Distribution Date; (iii) [to interest and principal on each Class of the Subordinated Certificates;] and [(iv)] to the Residual Certificates.

                                    The  "Senior  Distribution  Amount"  for any
                                    Distribution  Date will equal the sum of (i)
                                    the  amount  of   interest   calculated   as
                                    described   under  "A.  Interest  on  Senior
                                    Certificates"  below, and (ii) the amount of
                                    principal  calculated as described under "B.
                                    Principal  on  Senior  Certificates"  below;
                                    except  that  if  the  Senior   Distribution
                                    Amount exceeds the Available Funds, then the
                                    Senior  Distribution  Amount will instead be
                                    equal to the Available Funds. [Following the
                                    Cross-over  Date,  no further  distributions
                                    will    be     made     to    the     Senior
                                    Certificateholders. The "Cross-over Date" is
                                    the   Distribution   Date   on   which   the
                                    Certificate    Balance    of   the    Senior
                                    Certificates is reduced to zero.]

                                    [Distributions  of principal and interest to
                                    holders of Subordinated Certificates will be
                                    made  on  each  Distribution  Date  up to an
                                    amount  equal to  Available  Funds  for such
                                    Distribution  Date  reduced  by  the  Senior
                                    Distribution  Amount  for such  Distribution
                                    Date (the "Remaining  Available Funds"). The
                                    "Subordinated  Distribution  Amount" for any
                                    Distribution  Date will equal the sum of (i)
                                    the  amount  of   interest   calculated   as
                                    described under "C. Interest on Subordinated
                                    Certificates"  below and (ii) the  amount of
                                    principal  calculated as described under "D.
                                    Principal  on   Subordinated   Certificates"
                                    below;   except  that  if  the  Subordinated
                                    Distribution  Amount  exceeds the  Remaining
                                    Available Funds on such  Distribution  Date,
                                    then the  Subordinated  Distribution  Amount
                                    will   equal   the  sum  of  the   Remaining
                                    Available Funds, if any, and the amount to be paid pursuant to the credit enhancement applicable to the Subordinated Certificates, if any].

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                                      S-11
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                                    The  Available  Funds will be  determined as
                                    set   forth   in    "Description    of   the
                                    Certificates  -- Priority  of  Distributions
                                    Among Certificates."

A. Interest on Senior
   Certificates.................    On each  Distribution  Date,  each  class of
                                    Senior   Certificates,   to  the  extent  of
                                    Available Funds on such Distribution Date, generally will be entitled to receive an amount allocable to interest (the "Senior
                                    Interest Distribution Amount") equal to the sum of (i) one month's interest at the applicable Pass-Through Rate (as defined herein) on the Class A Certificate Balance
                                    [or the Class S Notional Amount, as the case may be,] and (ii) the sum of the amounts, if any, by which the amount described in clause
                                    (i) above on each prior Distribution Date exceeded the amount actually distributed as interest on such prior Distribution Date and not subsequently distributed ("Unpaid Senior
                                    Interest Amounts") [plus interest at the applicable Pass-Through Rate from such prior
                                    Distribution  Date]. See "Description of the
                                    Certificates--Senior Interest" herein.

B. Principal on Senior
   Certificates.................    On  each   Distribution   Date,   an  amount
                                    received  on the  Mortgage  Loan  during the
                                    related   Due   Period  and   allocable   to
                                    principal will be distributed on the Class A
                                    Certificates  generally  equal to the lesser
                                    of (x) Available Funds reduced by the amount
                                    of  interest   distributed   on  the  Senior
                                    Certificates on such  Distribution  Date and
                                    (y) the sum of (i) [the  Class A  Percentage
                                    (as defined  herein)  of] (a) the  principal
                                    component of the scheduled  payment received
                                    on each Mortgage Loan during the related Due
                                    Period,  (b) the  Principal  Balance of each
                                    Mortgage   Loan  that  became  a  Liquidated
                                    Mortgage during the related Due Period,  (c)
                                    the Principal  Balance of each Mortgage Loan
                                    that  was   repurchased  by  the  Seller  or
                                    another person as of such  Distribution Date
                                    pursuant   to   the   Agreement,   (d)   the
                                    Substitution  Adjustment (as defined herein)
                                    in  connection  with  any   substitution  of
                                    Mortgage Loans paid as of such  Distribution
                                    Date pursuant to the Agreement and (e) any Insurance Proceeds, Liquidation Proceeds or
                                    Released Mortgage Property Proceeds (each, as defined herein or in the Prospectus) received during the related Due Period and allocable to recoveries of principal of Mortgage Loans that

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                                      S-12
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                                    are not yet Liquidated Mortgages,  (ii) [the
                                    Class A [Prepayment]  Percentage (as defined
                                    herein)  of] all  principal  prepayments  in
                                    full  ("Principal   Prepayments")   and  all
                                    partial  principal  prepayments that are not
                                    Principal  Prepayments [and which exceed the
                                    scheduled  payments by a specified  multiple
                                    but  which  was not  intended  to  satisfy a
                                    Mortgage   Loan   in   full  or  to  cure  a
                                    delinquency    ("Curtailments")]    received
                                    during the related Due Period, and (iii) the
                                    sum of (I) the amount,  if any, by which (A)
                                    the amount  required  to be  distributed  to
                                    Class A  Certificateholders  in  respect  of
                                    principal as of the  preceding  Distribution
                                    Date  exceeded  (B) the amount of the actual
                                    distribution     to     such     Class     A
                                    Certificateholders  in respect of  principal
                                    on   such   preceding    Distribution   Date
                                    (exclusive  of any  portion  of any  Insured
                                    Payment  (as  defined  herein)  made to such
                                    Certificateholders), and (II) if any portion
                                    of the  amount in the  preceding  clause (I)
                                    represents  Insured  Payments  made  by  the
                                    Certificate  Guaranty  Insurer,  interest on
                                    such portion at the applicable  Pass-Through
                                    Rate   from   such   immediately   preceding
                                    Distribution   Date   (the    "Carry-Forward
                                    Amount") (collectively,  with respect to all
                                    of the Class A  Certificates,  the  "Class A
                                    Principal    Distribution    Amount").   See
                                    "Description              of             the
                                    Certificates--Distributions" herein.

                                    [In addition,  any amounts on deposit in the
                                    Pre-Funding   Account  at  the  end  of  the
                                    Funding Period will be distributed on the first Distribution Date following the end of the Funding Period to holders of the Class A Certificates as a principal prepayment.]

                                    [The   "Class   A   Percentage"    for   any
                                    Distribution   Date   is   [the   percentage
                                    equivalent  of a fraction  the  numerator of
                                    which is the Class A Certificate  Balance as
                                    of such date and the denominator of which is
                                    the Pool Principal  Balance] [100% until the
                                    Cross-Over    Date   and   0%    thereafter]
                                    [_______________].

                                    The "Pool Principal Balance" with respect to
                                    any  Distribution  Date equals the aggregate
                                    of the  Principal  Balances of the  Mortgage
                                    Loans  (other  than  Liquidated   Mortgages)
                                    outstanding on the Determination Date in the
                                    month    preceding   the   month   of   such
                                    Distribution Date [plus the funds on deposit
                                    in   the   Pre   Funding   Account   on  the
                                    Determination Date.]

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                                      S-13
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                                    [No principal  distributions will be made on
                                    the Class S Certificates.]

[C. Interest on Subordinated
    Certificates................    Following   the   payment   to  the   Senior
                                    Certificateholders     of     the     Senior
                                    Distribution  Amount,  interest will be paid
                                    to the  Subordinated  Certificateholders  on
                                    each Distribution Date, to the extent of the
                                    Remaining  Available Funds, if any, [and the
                                    amount   payable   pursuant  to  the  credit
                                    enhancement,   if  any,  applicable  to  the
                                    Subordinated  Certificates] and in an amount
                                    equal  to  the  [sum  of  (i)]  one  month's
                                    interest  at the  Subordinated  Pass-Through
                                    Rate (as defined herein) on the Subordinated
                                    Class Certificate  Balance [and (ii) the sum
                                    of the amounts,  if any, by which the amount
                                    described  in clause (i) above on each prior
                                    Distribution   Date   exceeded   the  amount
                                    actually  distributed  as  interest  on such
                                    prior Distribution Date and not subsequently
                                    distributed ("Unpaid  Subordinated  Interest
                                    Amounts").]   See    "Description   of   the
                                    Certificates--Subordinated         Interest"
                                    herein.]

[D. Principal on Subordinated
    Certificates................    After the amounts  distributed in respect of
                                    interest   and   principal   to  the  Senior
                                    Certificateholders   and   interest  to  the
                                    Subordinated  Certificateholders,  an amount
                                    (up to the  Remaining  Available  Funds less
                                    interest paid in respect of the Subordinated
                                    Certificates on such Distribution Date [plus
                                    any amounts in respect of applicable  credit
                                    enhancement]) allocable to principal will be
                                    distributed  [pro-rata] [as described herein
                                    under   "Description   of   Certificates  --
                                    Subordinated  Principal"]  to each  class of
                                    Subordinated Certificateholders equal to the
                                    sum of (i) [the Subordinated  Percentage (as
                                    defined   herein)  of]  (a)  the   principal
                                    component of the scheduled  payment received
                                    on each Mortgage Loan during the related Due
                                    Period,  (b) the  Principal  Balance of each
                                    Mortgage   Loan  that  became  a  Liquidated
                                    Mortgage during the related Due Period,  (c)
                                    the Principal  Balance of each Mortgage Loan
                                    that  was   repurchased  by  the  Seller  or
                                    another person as of such  Distribution Date
                                    pursuant   to   the   Agreement,   (d)   the
                                    Substitution  Adjustment in connection  with
                                    any  substitution  of Mortgage Loans on such
                                    Distribution  Date pursuant to the Agreement
                                    and (e) any Insurance Proceeds,  Liquidation
                                    Proceeds  or  Released   Mortgage   Property

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                                      S-14
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                                    Proceeds  received  during the  related  Due
                                    Period  and   allocable  to   recoveries  of
                                    principal of Mortgage Loans that are not yet
                                    Liquidated    Mortgages    and   (ii)   [the
                                    Subordinated   [Prepayment]  Percentage  (as
                                    defined    herein)    of]   all    Principal
                                    Prepayments [and all Curtailments]  received
                                    during   the   related   Due   Period.   See
                                    "Description              of             the
                                    Certificates--Distributions" herein.]

                                    [The   "Subordinated   Percentage"  for  any
                                    Distribution Date will be calculated as the difference between 100% and the Class A Percentage.]

Pass-Through Rate;
Strip Rate......................    [The  pass-through  rate  for  the  Class  A
                                    Certificates  for a particular  Distribution
                                    Date (the "Class A Pass-Through  Rate") will
                                    be equal to ___% per annum  [but in no event
                                    to exceed the weighted  average of the Class
                                    A  Remittance  Rates (as defined  herein) of
                                    the Mortgage Loans].  [The pass-through rate
                                    for  the  Subordinated  Certificates  for  a
                                    particular     Distribution     Date    (the
                                    "Subordinated  Pass-Through  Rate")  will be
                                    equal to ___% per annum  [but in no event to
                                    exceed   the   weighted   average   of   the
                                    Subordinated  Remittance  Rates (as  defined
                                    herein)  of  the   Mortgage   Loans.]   [The
                                    pass-through    rate   for   the   Class   S
                                    Certificates  for a particular  Distribution
                                    Date (the "Class S Pass-Through Rate") will be equal to the weighted average of the Strip Rates (as defined herein).]

                                    The  "Class  A  Remittance   Rate"  for  any
                                    Mortgage  Loan will equal the Mortgage  Rate
                                    on the first day of the month  preceding the
                                    month of such  Distribution  Date,  less the
                                    sum of (i) ___% [and (ii) the  excess of the
                                    Gross Margin over ___% (such excess, if any,
                                    the  "Strip   Rate").]  [The   "Subordinated
                                    Remittance  Rate" for any Mortgage Loan will
                                    equal the Mortgage  Rate on the first day of
                                    the  month   preceding  the  month  of  such
                                    Distribution  Date, less the sum of (i) ___%
                                    [and (ii) the excess of the Gross Margin over ___%.]]

                                    Each Pass-Through Rate will be computed on the basis of a 360-day year of twelve 30-day months.

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                                      S-15
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Credit Enhancement - General....    Credit    enhancement    for   the    Senior
                                    Certificates   will  be   provided  by  [the
                                    Certificate  Guaranty Insurance Policy] [the
                                    Spread     Account]    [the     Subordinated
                                    Certificates]   [the   Reserve   Fund]  [CIT
                                    Limited Guarantee (as defined herein)] [and certain forms of insurance coverage] as described below:

[A. The Certificate Guaranty -
    Insurance Policy............    On or before the  Closing  Date,  the Master
                                    Servicer   will   obtain   the   Certificate
                                    Guaranty   Insurance   Policy,    which   is
                                    noncancelable,  in favor of the  Trustee  on
                                    behalf of the [Class A]  Certificateholders.
                                    The Certificate  Guaranty  Insurance  Policy
                                    will    provide   for    coverage   of   the
                                    distribution    due   on   the   [Class   A]
                                    Certificates on each  Distribution  Date. On
                                    each  Distribution   Date,  the  Certificate
                                    Guaranty  Insurer will make available to the
                                    Trustee the amount of any  insufficiency  in
                                    the amount available as of such Distribution
                                    Date which is necessary to distribute to the
                                    [Class     A]     Certificateholders     the
                                    ______________  on  such  Distribution  Date
                                    (each,    an   "Insured    Payment").    The
                                    Certificate  Guaranty  Insurance Policy does
                                    not    guarantee    to   the    [Class    A]
                                    Certificateholders  any  specified  rate  of
                                    prepayments.   See  "Credit  Enhancement  --
                                    Certificate  Guaranty  Insurance Policy" and
                                    "The Certificate  Guaranty  Insurance Policy
                                    and  The   Certificate   Guaranty   Insurer"
                                    herein.]

[B. Subordination...............    The     rights    of    the     Subordinated
                                    Certificateholders  to receive distributions
                                    with  respect to the  Mortgage  Loans in the
                                    Trust  Fund  will  be  subordinated  to such
                                    rights of the Senior Certificateholders only
                                    to   the   extent   described   below.   See
                                    "Description  of the  Certificates--Priority
                                    of   Distributions   Among    Certificates,"
                                    "Description of the Certificates--Allocation
                                    of  Losses"  and  "Credit   Enhancement   --
                                    Subordination of Subordinated  Certificates"
                                    herein.    The    subordination    of    the
                                    Subordinated  Certificates  and the Residual
                                    Certificates  is intended  to  increase  the
                                    likelihood     of    receipt    by    Senior
                                    Certificateholders of the maximum amount to which they are entitled on any Distribution
                                    Date and[, following the date on which the amount on deposit in the Reserve Fund has been reduced to zero,] to provide such holders protection against losses resulting from Liquidated Mortgages to the extent described herein . See "Credit

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                                      S-16

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                                    Enhancement -- Subordination of Subordinated
                                    Certificates"   and   "Description   of  the
                                    Certificates--Allocation of Losses" herein.

                                    The   protection   afforded  to  the  Senior
                                    Certificateholders  from  the  subordination
                                    feature  described above will be effected by
                                    the   preferential   right  of  the   Senior
                                    Certificateholders    to   receive   current
                                    distributions from the Mortgage Pool.

                                    The subordination feature described above is
                                    intended to enhance the likelihood of timely
                                    payment of  principal  and  interest  and to
                                    protect   holders  of  Senior   Certificates
                                    against   losses;    however,   in   certain
                                    circumstances  the  amount of  subordination
                                    may  be  exhausted  and   shortfalls   could
                                    result.  If on  any  Distribution  Date  the
                                    aggregate  amount of payments  received from
                                    Mortgagors,   [Advances   from  the   Master
                                    Servicer],   funds   otherwise   payable  to
                                    holders  of  the  Subordinated  Certificates
                                    [and  monies  in the  Reserve  Fund]  do not
                                    provide   sufficient   funds  to  make  full
                                    distributions   to  holders  of  the  Senior
                                    Certificates,    holders   of   the   Senior
                                    Certificates may incur a loss. [In the event
                                    the  Reserve  Fund is  depleted  before  the
                                    available subordination amount is reduced to
                                    zero,  holders  of the  Senior  Certificates
                                    will nevertheless have a preferential  right
                                    to receive  current  distributions  from the
                                    Mortgage   Loans  to  the   extent  of  such
                                    available  subordination amount.] Holders of
                                    the  Senior  Certificates  will bear  [their
                                    proportionate  share of] any losses realized
                                    on  the  Mortgage  Loans  in  excess  of the
                                    available    subordination    amount.    See
                                    "Description of the Certificates --Priority of Distribution among Certificates" herein.]

[C. Reserve Fund................    Pursuant  to the  Agreement,  there shall be
                                    established  with the  Trustee,  a  separate
                                    trust account (the "Reserve Fund"),  for the
                                    benefit of the holders of the  Certificates.
                                    On  the  Closing  Date,   $_______  will  be
                                    deposited into the Reserve Fund.  Subsequent
                                    to the Closing Date,  the  Depositor,  CITSF
                                    and  CIT  Consumer   Finance  will  have  no
                                    obligation  to replenish  the Reserve  Fund.
                                    See   "Description  of  the  Certificates  -
                                    Credit  Enhancement  - Reserve  Fund" in the
                                    Prospectus  and  "Credit  Enhancement  - The
                                    Reserve Fund" herein.  The Reserve Fund will
                                    be available to pay [prior to any draw under
                                    the Certificate  Guaranty  Insurance Policy]
                                    the     ______    to    the     [Class    A]
                                    Certificateholders  to the  extent

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                                      S-17
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                                    that the  Available  Funds are  insufficient
                                    therefor.  [The  Reserve  Fund  will also be
                                    available to cover up to a specified  amount
                                    of  losses  arising  from  certain  hazards,
                                    Liquidated     Mortgages    and    Mortgagor
                                    bankruptcies.]

[D. Spread Account..............    Pursuant  to the  Agreement,  there shall be
                                    established  with  the  Trustee  a  separate
                                    trust  account (the "Spread  Account"),  for
                                    the   benefit   of   the   holders   of  the
                                    Certificates,  into which the  Trustee  will
                                    deposit   upon   receipt   from  the  Master
                                    Servicer on each  Distribution  Date, [prior
                                    to    making    any    payments    to    the
                                    Certificateholders],  the excess, if any, of
                                    the aggregate interest [accrued]  [received]
                                    during the  related Due Period on all of the
                                    Mortgage Notes at their respective  Mortgage
                                    Rates [(including the portion of any advance
                                    allocable  thereto)] over the sum of (i) the
                                    Senior Interest  Distribution Amount for the
                                    [Class A]  Certificates,  [(ii) the  Monthly
                                    Premium  (as  defined  herein)  due  to  the
                                    Certificate Guaranty Insurer, (iii) any fees
                                    due to the  issuers of any Letters of Credit
                                    (as  defined  herein)]  and (iv) the  Master
                                    Servicing  Fee  (as  defined  herein)  (such
                                    excess  with  respect  to each  Distribution
                                    Date,   the   "Excess   Spread").    [Unless
                                    otherwise   specified  by  the   Certificate
                                    Guaranty  Insurer,]  the Trustee is required
                                    to retain  100% of the  Excess  Spread  (the
                                    "Periodic  Excess  Spread  Amount")  in  the
                                    Spread  Account  until the amount on deposit
                                    therein is equal to an amount  specified  in
                                    the  Agreement  (the  "Base  Spread  Account
                                    Requirement").  After the  amount on deposit
                                    in the  Spread  Account is equal to the Base
                                    Spread  Account   Requirement,   the  amount
                                    required  to be on  deposit  in  the  Spread
                                    Account at any time (the  "Specified  Spread
                                    Account  Requirement")  may be reduced  over
                                    time as  specified  in the  Agreement.  [The
                                    percentage  used in determining the Periodic
                                    Excess  Spread  Amount may be reduced at the
                                    sole discretion of the Certificate  Guaranty
                                    Insurer  [with the  consent  of each  person
                                    obligated  to   reimburse   issuers  of  any
                                    Letters  of Credit on  deposit in the Spread
                                    Account for outstanding  drawings thereunder
                                    (each such person, an "Account Party"),] and
                                    the Base Spread Account  Requirement  may be
                                    reduced  at  the  sole   discretion  of  the
                                    Certificate  Guaranty Insurer,  in each case
                                    without      the      consent     of     any
                                    Certificateholder.]

                                    The Agreement  permits the Spread Account to
                                    be funded in part by one or more  letters of
                                    credit (each,  a "Letter of Credit")  issued
                                    by   banks,   trust   companies   or   other

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                                      S-18
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                                    institutions  having on the date of delivery
                                    of  such  Letter  of  Credit  debt   ratings
                                    acceptable  to  Moody's  Investors  Service,
                                    Inc.   ("Moody's")  and  Standard  &  Poor's
                                    Ratings Group  ("S&P"),  and having  certain
                                    other   qualifications   set  forth  in  the
                                    Agreement. Amounts available to be drawn under any Letter of Credit will be deemed to be on deposit in the Spread Account.

                                    On each Distribution  Date amounts,  if any,
                                    on  deposit in the  Spread  Account  will be
                                    available to fund any shortfall  between the
                                    Available  Funds for  payments  to [Class A]
                                    Certificateholders     and    the     Senior
                                    Distribution  Amount;  provided that, on and
                                    after   the  date   (the   "Spread   Account
                                    Cross-Over  Date")  on which  the  aggregate
                                    withdrawals from the Spread Account to cover
                                    shortfalls in amounts  payable on the [Class
                                    A] Certificates  attributable to liquidation
                                    losses   on   Liquidated   Mortgages   (such
                                    withdrawals,   "Cumulative   Spread  Account
                                    Receipts")  equal an amount specified in the
                                    Agreement (the  "Subordinated  Amount"),  no
                                    further    withdrawals   with   respect   to
                                    shortfalls  in the  amounts  required  to be
                                    paid to the [Class A] Certificateholders may
                                    be made  from the  Spread  Account,  and the
                                    Specified  Spread Account  Requirement  will
                                    thereafter   be  zero.   In  addition,   the
                                    Agreement provides that the Specified Spread
                                    Account Requirement for any date shall in no
                                    event  be  greater  than  the   Subordinated
                                    Amount as of such date.

                                    On  each  Distribution   Date,  any  amounts
                                    constituting  (i) Excess Spread in excess of
                                    the  Periodic   Excess  Spread  Amount  (the
                                    "Remainder  Excess  Spread  Amount"),   (ii)
                                    amounts in the  Spread  Account in excess of
                                    the Specified Spread Account  Requirement as
                                    of such  Distribution Date (any such amount,
                                    a "Spread  Account  Excess") and (iii) after
                                    the  Cross-Over   Date,  the  entire  Excess
                                    Spread,  will be  distributed to the Class R
                                    Certificateholders    after   repayment   of
                                    [outstanding draws under any Letters of Credit and of] unreimbursed Advances to the Master Servicer.

                                    Neither the Class R  Certificateholders  nor
                                    the  Master  Servicer  will be  required  to
                                    refund any amounts  properly  distributed to
                                    them,   regardless   of  whether  there  are
                                    sufficient    funds    on    a    subsequent
                                    Distribution  Date to make a full payment to
                                    [Class A]  Certificateholders  of the amount
                                    required     to    be     paid    to    such
                                    Certificateholders.

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                                      S-19
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                                    The  funding and  maintenance  of the Spread
                                    Account   is   intended   to   enhance   the
                                    likelihood  of timely  payment  to [Class A]
                                    Certificateholders     of     the     Senior
                                    Distribution  Amount;  however,  in  certain
                                    circumstances,  the Spread  Account could be
                                    depleted  [or  reduced  by  the  Certificate
                                    Guaranty   Insurer]  and  shortfalls   could
                                    result. The Spread Account will be funded with Excess Spread from all Mortgage Loans, [without regard to Mortgage Loan Group] and will be available for distributions to all of the [Class A] Certificates.

                                    Notwithstanding  the  depletion or reduction
                                    of  the  Spread  Account,   the  Certificate
                                    Guaranty  Insurer  will be obligated to make
                                    Insured Payments on each Distribution Date to fund the full amount of the Senior Distribution Amount on such Distribution Date.]

[E. Insurance...................    All of the Mortgage  Loans,  will be covered
                                    by  standard   hazard   insurance   policies
                                    ("Standard Hazard Insurance  Policies").  To
                                    the extent  set forth  herein,  the  special
                                    hazard insurance policy (the "Special Hazard
                                    Insurance  Policy")  will be  issued  by the
                                    special hazard insurer (the "Special  Hazard
                                    Insurer")   [and   the   primary    mortgage
                                    insurance  policy  (the  "Primary   Mortgage
                                    Insurance  Policy")  will be  issued  by the
                                    primary  mortgage   insurer]  (the  "Primary
                                    Mortgage   Insurer")   to  provide   limited
                                    protection  against  certain  losses arising
                                    from   special   hazards   [and   bankruptcy
                                    proceedings   with  respect  to  Mortgagors,
                                    respectively].          See          "Credit
                                    Enhancement--Insurance--Special       Hazard
                                    Insurance Policy" herein.]

[F. Limited Guarantee...........    On or before the  Closing  Date,  the Master
                                    Servicer  will  obtain a  limited  guarantee
                                    (the "Limited  Guarantee") issued by The CIT
                                    Group, Inc. ("CIT"), in favor of the Trustee
                                    on     behalf     of    the     [Class    _]
                                    Certificateholders.  The  Limited  Guarantee
                                    will    provide   for    coverage   of   the
                                    distribution    due   on   the   [Class   _]
                                    Certificates on each  Distribution  Date. On
                                    each   Distribution   Date,  CIT  will  make
                                    available  to the  Trustee the amount of any
                                    insufficiency  in the amount available as of
                                    such Distribution Date which is necessary to
                                    distribute      to     the     [Class     _]
                                    Certificateholders   the  ______________  on
                                    such  Distribution  Date (each, a "Guarantee
                                    Payment"). Any such Limited Guarantee will be limited to payments of

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                                      S-20
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                                    principal  on  the  Class  __   Certificates
                                    aggregating not more than $_____, and a portion of the coverage of any such Limited Guarantee will be separately allocated to ____________.]

[Advances.......................    The Master  Servicer  is  obligated  to make
                                    cash   advances   (any  such   advance,   an
                                    "Advance")   with   respect  to   delinquent
                                    payments of  [principal  of and] interest on
                                    any  Mortgage  Loan to the extent  described
                                    herein.    See    "Servicing   of   Mortgage
                                    Loans--Advances" herein.]

Compensating Interest...........    Not later than the close of business on each
                                    Determination  Date,  with  respect  to each
                                    Mortgage   Loan  as  to  which  the   Master
                                    Servicer  received  during the  related  Due
                                    Period a  Principal  Prepayment,  the Master
                                    Servicer   is   required  to  remit  to  the
                                    Trustee, but only to the extent of the Master Servicing Fee for such Due Period, an amount ("Compensating Interest") equal to any excess of (a) 30 days' interest on the principal balance of each such Mortgage Loan as of the beginning of the related Due
                                    Period,  at the applicable  [Mortgage  Rate]
                                    [Adjusted Mortgage Loan Remittance Rate (as defined herein)] over (b) the amount of interest actually received on the related
                                    Mortgage Loan during such Due Period.

Servicing.......................    The  Master   Servicer   is  entitled  to  a
                                    servicing  fee of  _____  per  annum  of the
                                    principal balance of each Mortgage Loan (the
                                    "Master  Servicing Fee") and payable monthly
                                    from  the  interest   portion  of  scheduled
                                    monthly  payments,   Liquidation   Proceeds,
                                    Insurance   Proceeds   and   certain   other
                                    proceeds  collected on the  Mortgage  Loans.
                                    The Master Servicing Fee will be paid on each Distribution Date [prior to payment of the Senior Interest Distribution Amount and will reduce the Available Funds available to pay interest on the Certificates] [only from the Available Funds remaining after all payments due on the Certificates on such Distribution Date have been made].

Payment of Certain
Expenses........................    [In order to provide  for the payment of the
                                    fees of the  Certificate  Guaranty  Insurer,
                                    the  Trustee is required  to  establish  and
                                    maintain  one or more  trust  accounts  (the
                                    "Insurance  Account") into which the Trustee
                                    is required to deposit on each  Distribution
                                    Date,   from   amounts  on  deposit  in  the
                                    Certificate  Account (as defined herein) and

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                                      S-21
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                                    before making any required deposits into the
                                    Spread  Account and,  except  under  certain
                                    limited  circumstances  as  provided  in the
                                    Agreement,   before   making  any   required
                                    distributions to the Certificateholders,  an
                                    amount that is sufficient to pay the monthly
                                    fee of the Certificate Guaranty Insurer (the
                                    "Monthly  Premium").] The Master Servicer is
                                    required to pay to the Trustee  from time to
                                    time  the  fees  of  the   Trustee  and  the
                                    reasonable   expenses,   disbursements   and
                                    advances incurred or made by the Trustee in accordance with the Agreement.

Prepayment Considerations
and Risks; Reinvestment
Risk............................    The  rate  of  principal   payments  on  the
                                    Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yield to maturity of the Offered
                                    Certificates will be related to the rate and timing of payments of principal on the Mortgage Loans.

                                    Since the rate of  payment of  principal  on
                                    the  Mortgage  Loans  will  depend on future
                                    events   and  a  variety  of   factors,   no
                                    assurance  can be given  as to such  rate or
                                    the  rate  of  principal  prepayments.   The
                                    extent to which the yield to  maturity  of a
                                    Certificate  may vary  from the  anticipated
                                    yield will  depend  upon the degree to which
                                    it is  purchased  at a discount  or premium,
                                    and  the  degree  to  which  the  timing  of
                                    payments thereon is sensitive to prepayment,
                                    liquidations  and  purchases of the Mortgage
                                    Loans.   Further,   in  the   case   of  any
                                    Certificate  purchased  at  a  discount,  an
                                    investor  should  consider  the risk  that a
                                    slower than  anticipated  rate of  principal
                                    payments on the Mortgage  Loans could result
                                    in an actual yield to such  investor that is
                                    lower than the anticipated yield and, in the
                                    case  of  any  Certificate  purchased  at  a
                                    premium [and any Class S  Certificate,]  the
                                    risk that a faster than  anticipated rate of
                                    principal    payments,    liquidations   and
                                    purchases could result in an actual yield to
                                    such   investor   that  is  lower  than  the
                                    anticipated yield. [An investor in a Class S
                                    Certificate should carefully consider the risk that a rapid rate of principal payments on the Mortgage Loans could result in the failure of such investor to recover its initial investment.]

                                    Because the Mortgage Loans may be prepaid at any time, it is not possible to predict the rate at which distributions of

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                                      S-22

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                                    principal  of  the   Certificates   will  be
                                    received.   Accordingly,   since  prevailing
                                    interest rates are subject to fluctuation, there can be no assurance that investors in the Certificates will be able to reinvest the distributions thereon at yields equaling or exceeding the yields on the Certificates. It is possible that yields on any such reinvestments will be lower, and may be significantly lower, than the yields on the Certificates. See "Yield, Prepayment and Maturity Considerations" herein.

Optional Termination............    On any  Distribution  Date on which the Pool
                                    Principal  Balance  is less than __% of [the
                                    sum of] the Original Pool Principal  Balance
                                    [and the original  Pre-Funded  Amount],  the
                                    Master  Servicer  will  have the  option  to
                                    purchase,  in whole,  the Mortgage Loans and
                                    the  REO   Property   (as   defined  in  the
                                    Prospectus), if any,] remaining in the Trust
                                    Fund.     See     "Description     of    the
                                    Certificates--Optional    Termination"   and
                                    "Description   of    Certificates--Advances"
                                    herein.

Federal Income Tax
Considerations..................    [An election will be made to treat the Trust
                                    Fund as a "real estate  mortgage  investment
                                    conduit"  ("REMIC")  for federal  income tax
                                    purposes.   The   Class   A,   Class  S  and
                                    Subordinated  Certificates  will  constitute
                                    "regular interests" in the REMIC and the Residual Certificates will constitute the sole class of "residual interests" in the REMIC.] [The Class S Certificates will be issued with original issue discount for federal income tax purposes.] [The Class A
                                    Certificates may be issued at a premium.]

                                    [For  federal  income tax purposes the Trust
                                    will be  classified  as a grantor  trust and
                                    not   as  an   association   taxable   as  a
                                    corporation  or  a  taxable  mortgage  pool.
                                    Accordingly, each holder of a Certificate will be treated for federal income tax purposes as the owner of an individual interest in the Mortgage Assets included in the Trust.]

                                    See    "Certain     Federal    Income    Tax
                                    Consequences" herein and in the Prospectus.

ERISA Considerations............    [The acquisition of a Senior  Certificate by
                                    a pension or other employee  benefit plan (a
                                    "Plan")  subject to the Employee  Retirement
                                    Income  Security  Act of  1974,  as  amended
                                    ("ERISA"), could, in some instances, result in a

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                                      S-23
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                                    prohibited transaction or other violation of
                                    the fiduciary  responsibility  provisions of
                                    ERISA  and  Section  4975  of  the  Internal
                                    Revenue  Code  of  1986,   as  amended  (the
                                    "Code").   Certain   exemptions   from   the
                                    prohibited  transaction  rules granted under
                                    Prohibited  Transaction Class Exemption 83-1
                                    and under Prohibited  Transaction  Exemption
                                    90-59 could be applicable to the acquisition
                                    of Class A or Class S Certificates. The U.S.
                                    Department  of Labor has  issued  individual
                                    prohibited  transaction  exemptions  to  the
                                    Underwriters  (the  "Underwriters'   PTEs").
                                    Generally,  the  Underwriters'  PTEs provide
                                    exemptive  relief  from the  application  of
                                    certain   of  the   prohibited   transaction
                                    provisions  of ERISA and section 4975 of the
                                    Code  relating  to the  purchase,  sale  and
                                    holding of pass-through certificates such as
                                    the Class A  Certificates  and the servicing
                                    and  operation  of asset  pools  such as the
                                    Mortgage   Pool,   provided   that   certain
                                    conditions   are   satisfied.   See   "ERISA
                                    Considerations"    herein    and    in   the
                                    Prospectus.]

                                    [Employee  benefit  plans  subject  to ERISA
                                    will  not  be  eligible   to  purchase   the
                                    Certificates]

                                    Any Plan  fiduciary  considering  whether to
                                    purchase  any  Certificates  on  behalf of a
                                    Plan   should   consult   with  its  counsel
                                    regarding   the    applicability    of   the
                                    provisions of ERISA and the Code.

Legal Investment................    [Although  upon their  initial  issuance the
                                    Class ____  Certificates will be rated "___"
                                    by  Moody's  and  "___" by S&P,] the Class A
                                    Certificates   (other   than  the  Class  __
                                    Certificates)    will    [not]    constitute
                                    "mortgage  related  securities" for purposes
                                    of the Secondary Mortgage Market Enhancement
                                    Act of 1984  ("SMMEA")  [so long as they are
                                    rated  in  one  of the  two  highest  rating
                                    categories   by  at  least  one   nationally
                                    recognized  statistical rating  organization
                                    and,  as such,  are  legal  investments  for
                                    certain  entities to the extent provided for
                                    in  SMMEA].  Institutions  whose  investment
                                    activities  are subject to review by federal
                                    or  state  regulatory   authorities   should
                                    consult with their counsel or the applicable
                                    authorities   to   determine    whether   an
                                    investment   in  the   Senior   Certificates
                                    complies with applicable guidelines,  policy
                                    statements  or   restrictions.   See  "Legal
                                    Investment" in the Prospectus.

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                                      S-24
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Ratings.........................    It is a  condition  of the  issuance  of the
                                    Class  A  Certificates   [the   Subordinated
                                    Certificates]  and the Class S  Certificates
                                    that  they be rated [ ] by [ ] ("[ ]") and [
                                    ] by [ ] ("[ ]" and,  together with [ ], the
                                    "Rating  Agencies").   The  ratings  of  the
                                    Certificates     should     be     evaluated
                                    independently  from similar ratings on other
                                    types  of  securities.  A  rating  is  not a
                                    recommendation   to   buy,   sell   or  hold
                                    securities and may be subject to revision or
                                    withdrawal   at  any  time  by  the   Rating
                                    Agencies. See "Ratings" herein.

Use of Proceeds.................    Substantially  all of the net proceeds to be
                                    received from the sale of the Certificates will be received by the Depositor, which will apply such proceeds to pay to CIT
                                    Consumer Finance the purchase price for the Mortgage Loans and to pay certain expenses of the offering.

--------------------------------------------------------------------------------

                                  RISK FACTORS

      Prospective Certificateholders (as defined herein) should consider, among other things, the following risk factors in connection with the purchase of the Certificates (as defined herein):

      1. Limited Obligations. The Certificates will not represent an interest in or obligation of The CIT Group Securitization Corporation III (the "Depositor"), The CIT Group/Sales Financing, Inc. ("CITSF"), The CIT Group/Consumer Finance, Inc. ("CIT Consumer Finance"), [The CIT Group, Inc. ("CIT")] or any of their respective affiliates. The Certificates will not be insured or guaranteed by any government agency or instrumentality, nor by the Depositor, CITSF, CIT Consumer Finance, CIT [(other than to the extent provided in the Limited Guarantee)] or any of their respective affiliates.

      2. Limited Liquidity. There can be no assurance that a secondary market will develop for the Certificates or, if it does develop, that it will provide the holders of the Certificates with liquidity of investment or that it will remain for the term of such Certificates. Although the Certificateholders will receive monthly statements containing certain statistical information with respect to the Mortgage Pool, the Depositor publishes no information relating to the Certificates or any Mortgage Pool. The limited availability of any such published information may influence the liquidity of the Certificates.

      3. Subordination. The subordination of the Subordinated Certificates (as defined herein) is intended to enhance the likelihood of timely payment of principal and interest to the Senior Certificateholders (as defined herein). However, in certain circumstances the amount of available subordination, [including the Reserve Fund (as defined herein)] may be exhausted, and shortfalls in distributions on the Certificates could result. Senior Certificateholders will bear their proportionate share of any losses realized on the Mortgage Loans in excess of the available subordination amount.

      4. Geographic Concentration of Mortgaged Properties. [As of the Cut-off Date (as defined herein), approximately _____% (by Original Pool Principal Balance) of the Mortgaged Properties are located in the State of _______________. An overall decline in the ____________ residential real estate market could adversely affect the values of the Mortgaged Properties securing such Mortgage Loans such that the Principal Balances of the related Mortgage Loans could equal or exceed the value of such Mortgaged Properties. As the residential real estate market is influenced by many factors, including the general condition of the economy and interest rates, no assurances may be given that the ________ residential real estate market will not weaken. If the ___________ residential real estate market should experience an overall decline in property values after the dates of origination of the Mortgage Loans, the rates of losses on the Mortgage Loans would be expected to increase, and could increase substantially.]

      5. Yield and Prepayment Considerations. The yield to maturity of the Certificates will depend on the rate of payment of principal (including prepayments, liquidations due to defaults, and repurchases due to conversion of Adjustable Rate Mortgage Loans to Fixed Rate Mortgage Loans (each, as defined herein) or breaches of representations and warranties) on the Mortgage Loans and the price paid by Certificateholders. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the related Mortgage Loans. The yield to maturity on Certificates purchased at premiums or discounts to par will be extremely sensitive to the rate of prepayments on the related Mortgage Loans. In addition, the yield to maturity on the [Class __] Certificates may be relatively more sensitive to the rate of the prepayment on the related Mortgage Loans than other classes of Certificates.

      6. Book-Entry Registration. Issuance of the Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary trading market since investors may be unwilling to purchase Certificates for which they cannot obtain definitive physical securities representing such Certificateholders' interests, except in certain circumstances described herein.

      Since transactions in Certificates will, in most cases, be able to be effected only through The Depository Trust Company ("DTC"), direct or indirect participants in DTC's book-entry system ("Direct Participants" or "Indirect Participants" and each, a "Participant") and certain banks, the ability of a Certificateholder to pledge a Certificate to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect of such Certificates, may be limited due to lack of a physical security.

      Certificateholders may experience delay in their receipt of distributions of interest on and principal of the Certificates since distributions will be forwarded by the Trustee to DTC and, in such a case, DTC will be required to credit such distributions to the accounts of its Direct Participants which thereafter will be required to credit them to the accounts of the applicable class of Certificateholders either directly or indirectly through Indirect Participants.

      Unless and until Definitive Certificates (as defined herein) are issued, it is anticipated that the only "Certificateholder" of the Book-Entry Certificates (as defined herein) will be the Depository (as defined herein) or its nominee. Beneficial owners of the Book-Entry Certificates will not be Certificateholders, as that term will be used in the Agreement relating to such Series of Certificates. Beneficial owners are only permitted to exercise the rights of Certificateholders indirectly through Financial Intermediaries (as defined in the Prospectus) and the Depository. Monthly and annual reports on the related Trust provided to the Depository or its nominee, as the case may be, as holder of record of the Book-Entry Certificates, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose Depository accounts the Book-Entry Certificates of such beneficial owners are credited. See "Description of the Certificates -- Book-Entry Certificates."

      7. ERISA Considerations. An investment in the Certificates by Plans (as defined herein) may give rise to a prohibited transaction under ERISA (as defined herein) Section 406 and be subject to tax under Code (as defined herein)
Section  4975 unless a  statutory  or  administrative  exemption  is  available.
Accordingly, fiduciaries of any employee benefit plan or other retirement arrangement should consult their counsel before purchasing any class of Certificates. [The Class __] Certificates will not be eligible for purchase by Plans.] See "ERISA Considerations" herein and in the Prospectus.

      8. Certificate Rating. It will be a condition to the issuance of the Certificates that the [Senior Certificates] be rated [__] and the [Subordinated Certificates] be rated [__] by each Rating Agency (as defined herein). Such rating is based on, among other things, the adequacy of the value of the Mortgage Loans [and the credit enhancement]. Such rating should not be deemed a recommendation to purchase, hold or sell Certificates, inasmuch as it does not address market price or suitability for a particular investor. There is also no assurance that any such rating will remain in effect for any given period of time or may not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. [In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Mortgage Loans, such rating might also be lowered or withdrawn, among other reasons, because of an adverse change in the financial or other condition of the [Credit Enhancer] or a change in the rating of such [Credit Enhancer's] long term debt.]

                                THE MORTGAGE POOL

General

      The Certificates will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund" or the "Trust"). The assets of the Trust Fund will consist primarily of a pool (the "Mortgage Pool" or "Pool") of certain mortgage related assets (the "Mortgage Assets") consisting of fixed [and adjustable] rate mortgage loans (or participation or other beneficial interests therein) (each, a "Mortgage Loan") evidenced by loan agreements, promissory notes or other evidence of indebtedness (each, a "Mortgage Note") secured by mortgages, deeds of trust or similar security instruments (each, a "Mortgage") creating first or subordinate liens on one- to four-family residential properties, [and condominium units in condominium buildings] (each, a "Mortgaged Property").

      Certain information with respect to the Mortgage Loans included in the Mortgage Pool is set forth below. Unless otherwise noted, the statistical information presented herein concerning the Mortgage Pool is based on such pool as of _______1, 199___ or , in the case of Mortgage Loans originated after _________ 1, 199___, the date of origination (the "Cut-off Date"). A detailed description of such Mortgage Loans on a Current Report on Form 8-K (the "Detailed Description") will be available to purchasers of the Certificates at or before, and will be filed with the Securities and Exchange Commission within fifteen days after, the initial delivery of the Offered Certificates (as defined herein). The Detailed Description will specify the aggregate principal balances of the Mortgage Loans included in the Mortgage Pool as of the Cut-off Date (the "Original Pool Principal Balance") and will also include the following information regarding such Mortgage Loans: years of origination of such Mortgage Loans, the purposes of such Mortgage Loans, the original principal balances of such Mortgage Loans, the outstanding principal balances of such Mortgage Loans as of the Cut-off Date, the average outstanding principal balance of such Mortgage Loans, the Mortgage interest rates (the "Mortgage Rate") borne by such Mortgage Loans (including the range and weighted average thereof), the original Combined Loan-to-Value Ratios (as defined herein) of such Mortgage Loans, the original term to maturity of such Mortgage Loans, the weighted average term to maturity of such Mortgage Loans as of the Cut-off Date, the remaining months to stated maturity of such Mortgage Loans, the types of properties securing such Mortgage Loans, the priority of the lien (first, second, third or fourth) of the Mortgage securing such Mortgage Loan, and the geographical distribution of such Mortgage Loans by State. Prior to the Closing Date, Mortgage Loans may be removed from the Mortgage Pool and other Mortgage Loans may be substituted therefor. The Depositor believes that the information set forth herein with respect to the Mortgage Pool as presently constituted is representative of the characteristics of the Mortgage Pool as it will be constituted at _________, 199_ (the "Closing Date"), although the range of the Mortgage Rates and the maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

      The Depositor will purchase the Mortgage Loans from the Seller pursuant to the Purchase Agreement, dated as of ___________ __, 199_ between the Seller and the Depositor (the "Purchase Agreement"), and will cause the Mortgage Loans to be assigned to the Trustee (as defined herein), for the benefit of Certificateholders, pursuant to the Agreement (as defined herein).

      Under the Purchase Agreement and the Agreement, the Seller will make certain representations, warranties and covenants relating to, among other things, the due execution and enforceability of the Purchase Agreement and the Agreement and certain characteristics of the Mortgage Loans and, subject to the limitations described below under "--Assignment of the Mortgage Loans," will be obligated to repurchase or substitute a conforming mortgage loan for any Mortgage Loan as to which there exists deficient documentation or an uncured material breach of any such representation, warranty or covenant. The Seller will represent and warrant to the Depositor in the Purchase Agreement that the Mortgage Loans were selected from among the outstanding [fixed rate] [adjustable rate] one- to four-family mortgage loans in the Seller's portfolio at the Closing Date as to which the representations and warranties set forth in the Agreement can be made and that such selection was not made in a manner that would adversely affect the interests of the Certificateholders. See "Home Equity Lending Program -- Representations by Sellers; Repurchases" in the Prospectus. Under the Agreement, all of the Seller's representations, warranties and covenants (including the Seller's repurchase obligation) will be made for the benefit of holders of the Certificates (the "Certificateholders"). The Depositor will make no representations or warranties with respect to the Mortgage Loans and will have no obligation to repurchase Mortgage Loans with deficient documentation or which are otherwise defective. CIT Consumer Finance, in its capacity as Seller of the Mortgage Loans to the Depositor, is selling such Mortgage Loans without recourse and, accordingly, will have no obligations with respect to the Certificates other than pursuant to such representations, warranties, covenants and repurchase obligations. The obligations of CIT Consumer Finance, as Master Servicer under the Agreement, with respect to the Certificates are limited to the Master Servicer's contractual servicing obligations under the Agreement.

      The Mortgage Pool will consist of Mortgage Loans with an Original Pool Principal Balance expected to be approximately $__________. The Mortgage Loans provide for the amortization of the amount financed over a series of [monthly] payments. The Mortgage Loans provide for payments due [as of various days during each month]. The Mortgage Loans to be included in the Mortgage Pool were originated or acquired by the Seller [or its affiliates] substantially in accordance with the underwriting criteria specified herein and in the Prospectus. At origination, substantially all of the Mortgage Loans had a stated maturity of not more than __ months. [Scheduled monthly payments made by the Mortgagors on the Mortgage Loans ("Scheduled Payments") either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest.] [The Mortgagors may prepay any Mortgage Loan at any time without penalty.]

      [The aggregate amount of the initial Certificate Balance [and the initial Class S Notional Amount] exceeds the Original Pool Principal Balance by $_________. Funds in the amount of such excess [plus certain additional amounts in respect of interest] (the "Pre-Funded Amount") have been deposited into a separate trust account maintained by the Trustee (the "Pre-Funding Account"). Additional Mortgage Loans may be purchased by or on behalf of the Trust, from time to time, during the period beginning on _________ __, 199_ and ending on ________ __, 199_ (the "Funding Period") from monies on deposit in the Pre-Funding Account ("Subsequent Mortgage Loans"). Such Subsequent Mortgage Loans will be purchased by or on behalf of the Trust pursuant to a contract in which the [formula to determine the] price, the characteristics of the

Mortgage Loans to be purchased and the delivery dates of such Mortgage Loans are identified. The Pre-Funding Account may be invested in certain short-term permitted investments, which shall consist of [(i) obligations of the United States or any agency thereof, backed by the full faith and credit of the United States; (ii) general obligations of or obligations guaranteed by any State, and certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state and subject to supervision and examination by federal or state banking authorities; in each case rated in the highest rating of each Rating Agency for such obligations, or such lower rating as will not result in the qualification, downgrading or withdrawal of the rating then assigned to either the Notes or the Certificates by such Rating Agency; and (iii) demand or time deposits or certificates of deposit issued by any bank, trust company, savings bank or other savings institution, which deposits are fully insured by the FDIC]. Such investments shall not mature later than one Business Day (as defined herein) prior to the next succeeding Distribution Date (as defined herein) until they are either applied by the Trustee during the Funding Period to pay the Depositor the purchase price for Subsequent Mortgage Loans or distributed to the [Class A] Certificates as a principal prepayment. The conditions precedent which must be complied with prior to the transfer of Mortgage Loans purchased from funds on deposit in the Pre-Funding Account are as follows: [ ]. Any amounts on deposit in the Pre-Funding Account at the end of the Funding Period will be distributed on the first Distribution Date following the end of the Funding Period to holders of the [Class A] Certificates as a principal prepayment. Monies on deposit in the Pre-Funding Account will not be available to cover losses on or in respect of the Mortgage Loans.]

      [All] [_____%] (by Original Pool Principal Balance) of the Mortgage Loans bear interest at a Fixed Rate.

      [All] [___%] (by Original Pool Principal Balance) of the Mortgage Loans bear interest at an Adjustable Rate.

      The interest rate on each Mortgage Loan (the "Mortgage Rate") is [fixed] (a "Fixed Rate" and a Mortgage Loan subject thereto is a "Fixed Rate Mortgage Loan")[adjustable] (an "Adjustable Rate" and a Mortgage Loan subject thereto is an "Adjustable Rate Mortgage Loan") [semi-annually] [annually].

      [The Mortgage Pool will be divided into two groups of Mortgage Loans (each, a "Mortgage Loan Group"). Certificates bearing interest at a fixed rate will represent an undivided ownership interest in a group of Fixed Rate Mortgage Loans (the "Fixed Rate Group"), and distributions on such Certificates will be based on amounts available for distribution in respect of Mortgage Loans in the Fixed Rate Group. Certificates bearing interest at an adjustable rate will represent an undivided ownership interest in a group of Adjustable Rate Mortgage Loans (the "Adjustable Rate Group"), and distributions on such Certificates will be based on amounts available for distribution in respect of Mortgage Loans in the Adjustable Rate Group. As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans in the Fixed Rate Group is ________ and the aggregate principal balance of the Mortgage Loans in the Adjustable Rate Group is ____________.]

      [Other than during the first [six] [twelve] months following origination, during which time each Mortgage Loan will bear interest at a Mortgage Rate fixed at origination, each Mortgage Loan has a Mortgage Rate subject to [semi-annual] [annual] adjustment on the first day of the month specified in the related Mortgage Note (each such date, an "Adjustment Date") to equal the sum, rounded to the nearest __%, of (i) [the weekly quoted average yield on United States Treasury securities adjusted to a constant maturity of one year] [the weekly average of secondary market interest rates on six-month negotiable certificates of deposit] [the London interbank offered rate ("LIBOR") for [six-month] United States dollar deposits] [other indices] (the "Index")[, as published by the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of 45 days prior to the Adjustment Date] [which appears on the Reuters Screen LIBOR Page as of _______, London time, on the first Business Day of the month prior to the Adjustment Date] and (ii) a fixed percentage amount specified in the related Mortgage Note (the "Gross Margin"); provided, however, that the Mortgage Rate will not increase or decrease by more than % on any Adjustment Date (the "Periodic Rate Cap") on any Adjustment Date. All the Mortgage Loans provide that over the life of the Mortgage Loan the Mortgage Rate will in no event be more than the initial Mortgage Rate plus a fixed percentage (such rate, the "Maximum Rate"). [In addition, each Mortgage Loan provides that in no event will the Mortgage Rate be less than the initial Mortgage Rate (such rate, the "Minimum Rate").] Effective with the first payment due on a Mortgage Loan after each related Adjustment Date, the monthly payment will be adjusted to an amount which will fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term. [Approximately __% of the Mortgage Loans were originated with a Mortgage Rate less than the sum of the then-applicable Index and Gross Margin, rounded as described herein.] If the Index ceases to be published or is otherwise unavailable, the Master Servicer will select an alternative index for mortgage loans on single-family residential properties, based upon comparable information, over which it has no control and which is readily verifiable by mortgagors.]

      [Payment of all or a substantial portion of the principal of certain Mortgage Loans ("Balloon Loans") will be due on maturity ("Balloon Payments"). Certain of the Mortgage Loans permit the mortgagee to require the Mortgagor to pay the full principal balance of the loan on a specified date (the "Call Date") prior to the maturity of the loan ("Call Loans"). __% (by Original Pool Principal Balance) of the Mortgage Loans provide for monthly payments of principal and interest which increase over a specified period of time (a "Graduated Payment Loan").]

      Each Mortgage Loan was originated on or after __________ __, 199_, [and each Adjustable Rate Mortgage Loan has an initial Adjustment Date on or before __________ __, 199_].

      The latest date on which any Mortgage Loan matures is __________ __, ____. The earliest stated maturity date of any Mortgage Loan is __________ __, ____. [The latest Call Date on any Call Loan is _____. The earliest Call Date on any Call Loan is ________.

      [As of the Cut-off Date, no Mortgage Loan was delinquent more than 59 days.]

      [None] of the Mortgage Loans will be subject to any buydown agreement.

      ____% of the Mortgage Loans (by principal balance as of the Cut-off Date) were secured by Mortgages which are not subject to a senior lien mortgage, and ____% of the Mortgage Loans were "second mortgages" subject to a senior lien mortgage.

      No Mortgage Loan will have a Combined Loan-to-Value Ratio as of the Cut-off Date of more than ___%. The weighted average of the Combined
Loan-to-Value Ratios as of the Cut-off Date of the Mortgage Loans was approximately __%. [Each Mortgage Loan with a Combined Loan-to-Value Ratio as of the Cut-off Date of greater than __% will be covered by a primary mortgage guaranty insurance policy issued by a mortgage insurance company approved by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which policy will provide coverage in an amount equal to the excess of the original principal balance of the related Mortgage Loan plus accrued interest thereon and related foreclosure expenses in excess of ___% of the value of the related Mortgaged Property. No such primary mortgage insurance policy will be required with respect to any such Mortgage Loan after the date on which the related Combined Loan-to-Value Ratio is less than __%.]

      The "Combined Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio, expressed as a percentage, determined by dividing (x) the sum of the original principal balance of the Mortgage Loan plus the then-current principal balance of any loan or loans secured by a senior lien on the Mortgaged Property, by (y) the value of the related Mortgaged Property, based upon the appraisal or other valuation made at the time of origination of the Mortgage Loan.

      The Combined Loan-to-Value Ratio of a Mortgage Loan is calculated, in part, based on the appraised value of the related Mortgaged Property determined in an appraisal or other valuation obtained by the originator at origination of such Mortgage Loan. No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans (and any additional financing by other lenders on the Mortgaged Properties) in the Mortgage Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now experienced by CIT Consumer Finance or those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the timely payment by Mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any Mortgage Pool. [To the extent that such losses are not covered by the subordination feature described herein or [the credit enhancement], such losses will be borne, at least in part, by the holders of the [Subordinated] Certificates.

      [None] [___%] of the Mortgage Loans is insured by any primary mortgage guaranty insurance policy.]

      [None] [___%] of the Mortgage Loan provide for deferred interest or negative amortization.

      Approximately ___% and ___% of the Mortgage Loans (by principal balance as of the Cut-off Date) will be secured by Mortgaged Properties located in [______________] and [ ], respectively. Except as indicated in the preceding sentence, no more than approximately __% of the Mortgage Loans (by principal balance as of the Cut-off Date) will be secured by Mortgaged Properties located in any one state. No more than approximately __% of the Mortgage Loans (by principal balance as of the Cut-off Date) will be secured by Mortgaged Properties located in any one postal zip code area.

      The following information sets forth in tabular format certain information, as of the Cut-off Date, as to the Mortgage Loans. Percentages (approximate) are stated by principal balance as of the Cut-off Date. [The information set forth below does not take into account any Subsequent Mortgage Loans. The composition of the Mortgage Loans in the Mortgage Pool will change to the extent Subsequent Mortgage Loans are purchased from funds on deposit in the Pre-Funding Account.]

Mortgage Pool Statistics

                                                                Mortgage Pool
                                                                -------------

Number of Mortgage Loans ............................
Original Pool Principal Balance .....................         $
   [Rate/Payment Adjustment Frequency:]  ............
       [6 months]  ..................................                  %
       [12 months]  .................................                  %
       [24 months]  .................................                  %
       [36 months]  .................................                  %
       [60 months]  .................................                  %
   [Call Loans]  ....................................                  %
   [Balloon Loans]  .................................                  %
Mortgage Loan Principal Balance:  ...................
       Ranges .......................................         $        to     $
       Average ......................................                         $
Mortgage Loans with Prepayment Penalties: ...........
       Number of Mortgage Loans......................
       Original Pool Principal Balance...............         $

Original Term to Stated Maturity:
       Ranges .......................................              to months
       Weighted Average .............................               months
Remaining Months to Stated Maturity:
       Ranges .......................................              to months
       Weighted Average .............................               months
Mortgage Rate:
       Ranges .......................................          %     to     %
       Weighted Average .............................                       %
Gross Margin:
       Ranges .......................................          %     to     %
       Weighted Average .............................                       %
Weighted Average Months to next Rate                             Not more than
       Adjustment Date ..............................               months
Periodic Cap Rate:
       Ranges .......................................
       Weighted Average .............................
Strip Rate:
       Ranges .......................................          %     to     %
       Weighted Average .............................                       %
Maximum Rate:
       Ranges .......................................          %     to     %
       Weighted Average .............................                       %
Minimum Rate:
       Ranges .......................................          %     to     %
       Weighted Average .............................                       %
Primary Residences  .................................             At least %
Investment Properties ...............................           No more than %
Second Homes ........................................           No more than %
Single-family Detached Residences ...................             At least %
Condominiums ........................................           No more than %
Two- to Four-Family Residences ......................           No more than %
Purchase Money Mortgage Loans .......................             At least %
Refinancing Mortgage Loans ..........................           No more than %
Home Improvement Mortgage Loans .....................                  %
Mortgage Loans secured by:
       First Priority Liens .........................                  %

                                                                Mortgage Pool
                                                                -------------

       Second Priority Liens ........................                  %
       Third Priority Liens .........................                  %
       Fourth Priority Liens ........................                  %
Weighted Average Original Combined LTVs .............           Approximately %
Limited Documentation ...............................           No more than %

                Geographical Distribution of Mortgaged Properties

                                                                                                   % of Mortgage
                                                    % of Mortgage                                     Pool by
                               Number of           Pool by Number       Aggregate Principal      Principal Balance
                            Mortgage Loans        of Mortgage Loans     Balance Outstanding         Outstanding
State                     As of Cut-off Date     As of Cut-off Date      As of Cut-off Date     As of Cut-off Date
-----                     ------------------     ------------------      ------------------     ------------------
                                                          %                      $                       %





























                            --------------            ----------          -------------              ---------
Total................                                   100.00%           $                            100.00%
                            ==============            ==========          =============              =========

                      Year of Origination of Mortgage Loans

                                                    % of Mortgage                               % of Mortgage Pool
                               Number of           Pool by Number       Aggregate Principal        By Principal
                            Mortgage Loans        of Mortgage Loans     Balance Outstanding     Balance Outstanding
Year of Origination       As of Cut-off Date     As of Cut-off Date      As of Cut-off Date     As of Cut-off Date
-------------------       ------------------     ------------------      ------------------     ------------------
1988................                                      $                      %
1989................
1990................
1991................
1992................
1993................
1994................
1995................
1996................
                             ------------           ------------            ----------
     Total..........                                $                          100.00%
                             ============           ============            ==========

                 Distribution of Remaining Mortgage Loan Amounts


  Remaining                                              % of Mortgage                             % of Mortgage Pool
Mortgage Loan                       Number of           Pool by Number       Aggregate Principal      By Principal
 Amount (in                       Mortgage Loans        of Mortgage Loans     Balance Outstanding        Balance
 Dollars)(1)                    As of Cut-off Date     As of Cut-off Date     As of Cut-off Date    As of Cut-off Date
--------------                  ------------------     ------------------    --------------------   -------------------
Less than $5,000.............                                                         $                    %
$5,000 to $9,999.99..........
$10,000-$19,999.99...........
$20,000-$29,999.99...........
$30,000-$39,999.99...........
$40,000-$49,999.99...........
$50,000-$59,999.99...........
$60,000-$69,999.99...........
$70,000-$79,999.99...........
$80,000 and over.............
                                  ------------                                  ------------            -------
       Total.................                                                   $                       100.00%
                                  ============                                  ============            =======

----------

(1) The largest remaining Mortgage Loan amount is $__________, which represents __% of the Original Pool Principal Balance. The smallest remaining Mortgage Loan amount is $________, which represents ___% of the Original Pool Principal Balance.

             Distribution of Original Combined Loan-to-Value Ratios

                                                         % of Mortgage                             % of Mortgage Pool
                                    Number of           Pool by Number       Aggregate Principal      By Principal
     Combined Loan-to            Mortgage Loans        of Mortgage Loans     Balance Outstanding  Balance Outstanding
     Value Ratio(1)            As of Cut-off Date     As of Cut-off Date     As of Cut-off Date    As of Cut-off Date
     --------------            ------------------     ------------------     ------------------    ------------------
Less than 61% .................                                                       $                    %
61-65% ........................
66-70% ........................
71-75% ........................
76-80% ........................
81-85% ........................
86-90% ........................
Over 90% ......................
                                  ------------                                  ------------            -------
       Total.................                                                   $                       100.00%
                                  ============                                  ============            =======

------------
(1) [Rounded to the nearest 1%. The term "Combine Loan-to-Value Ratio" as used in this table is defined above and in the Prospectus. The loan-to-value ratios on the Mortgage Loans may be subject to a variance of up to 5% from the tabular presentation. Such variances were caused by information input by CIT Consumer Finance's personnel in regional offices with respect to the Mortgage Loans, the costs of which were estimated at the time the loan applications were approved.]

                                 Mortgage Rates

                                                         % of Mortgage                             % of Mortgage Pool
                                    Number of           Pool by Number       Aggregate Principal      By Principal
     Range of Mortgage Loans     Mortgage Loans        of Mortgage Loans     Balance Outstanding  Balance Outstanding
     By Mortgage Rates         As of Cut-off Date     As of Cut-off Date     As of Cut-off Date    As of Cut-off Date
     -----------------------   ------------------     ------------------     ------------------    ------------------
 7.01% -  8.00% ...............
 8.01% -  9.00% ...............
 9.01% - 10.00% ...............                                                $                                %
10.01% - 11.00% ...............
11.01% - 12.00% ...............
12.01% - 13.00% ...............
13.01% - 14.00% ...............
14.01% - 15.00% ...............
15.01% - 16.00% ...............
16.01% - 16.50% ...............
Over 16.50% ...................
                                  ------------                                 --------------           -------
        Total..................                                                $                        100.00%
                                  ============                                 ==============           =======

                          Remaining Months to Maturity

                                                         % of Mortgage                             % of Mortgage Pool
                                    Number of           Pool by Number       Aggregate Principal      By Principal
     Months Remaining            Mortgage Loans        of Mortgage Loans     Balance Outstanding   Balance Outstanding
     As of Cut-off Date        As of Cut-off Date     As of Cut-off Date     As of Cut-off Date    As of Cut-off Date
     --------------------      ------------------     ------------------     ------------------    ------------------
Less than 31 ..................                                                $                                %
31-60 .........................
61-90 .........................
91-120 ........................
121-150 .......................
151-180 .......................
181-210 .......................
211-240 .......................
241-300 .......................
301-360 .......................
                                 ---------------                               ---------------          -------
        Total..................                                                $                        100.00%
                                 ===============                               ===============          =======

[The Index

The Index is the figure derived from the average weekly quoted yield on U.S. Treasury securities adjusted to a constant maturity of one year as published in the Federal Reserve Board in Statistical Release H.15(519) and most recently available as of 45 days prior to such Adjustment Date. Yields on treasury securities are estimated from the U.S. Treasury's daily yield curve. This curve, which relates the yield on a security to its time to maturity, is based on the closing market bid yields on actively-traded treasury securities in the over-the-counter market. These market yields are calculated from composites of quotations reported by five leading U.S. Treasury securities dealers to the Federal Reserve Bank of New York. The constant yield values are read from the yield curve at fixed maturities. This method permits estimation of the yield for a one year maturity, for example, even if no outstanding security has exactly one year remaining to maturity.]

[As of any Adjustment Date, the Index is the figure derived from the weekly average of secondary market interest rates on six-month negotiable certificates of deposit as published in the Federal Reserve Statistical Release H.15(519) and most recently available as of 45 days prior to such Adjustment Date.]

[As of any Adjustment Date, the Index shall equal the arithmetic mean (rounded upwards, if necessary, to the nearest [one-sixteenth] of one percent of LIBOR for [six-month] United States dollar deposits which appears on the Reuters Screen LIBOR Page as of ___________, London time, on the first Business Day of the month prior to any Adjustment Date for a Mortgage Loan.]

Listed below are monthly historical values of the Index beginning with January 199_. The values listed below do not purport to be a prediction of the performance of the Index in the future.

                                                                         Year(1)
                                     --------------------------------------------------------------------------------
                                          199             199             199             199              199
                                          ----            ----            ----            ----             ----
Month
January........................
February.......................
March..........................
April..........................
May............................
June...........................
July...........................
August.........................
September......................
October........................
November.......................
December.......................

----------
(1)   Monthly figures are averages of daily rates.

      In the event that the Index becomes unavailable or otherwise unpublished, the Master Servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable by the Mortgagors.]

Assignment of the Mortgage Loans

      Pursuant to the Agreement, the Depositor on the Closing Date will sell, transfer, assign, set over and otherwise convey without recourse to the Trustee in trust for the benefit of the Certificateholders all right, title and interest of the Depositor in and to each Mortgage Loan and all right, title and interest in and to all other assets included in the Trust Fund, including all principal and interest received by the Master Servicer on or with respect to the Mortgage Loans on and after the Cut-off Date (to the extent not applied in computing the Original Pool Principal Balance), exclusive of principal and interest due prior to the Cut-off Date [and any funds or instruments on deposit in the Pre-Funding Account].

      [In connection with such transfer and assignment, the Seller and the Depositor will deliver or cause to be delivered to the Trustee, or [CIT Consumer Finance as] the custodian for the Trustee, among other things, the original Mortgage Note (and any modification or amendment thereto) [endorsed without recourse to the order of the Trustee (or its nominee)], the original Mortgage with evidence of recording indicated thereon (except for any Mortgage which has been lost or which was not returned from the public recording office, a copy of which (together with a certificate that the original of such Mortgage was delivered to such recording office) shall be delivered initially and the original of which will be delivered to the Trustee as soon as the same is available to the Depositor), [an assignment in recordable form] of the Mortgage and, if applicable, any riders or modifications to such Mortgage Note and Mortgage, any title insurance policies with respect to the Mortgages and any assumption or modification agreement (collectively, the "Mortgage Documents").] [Assignments of the Mortgage Loans will be delivered to the Trustee (or the custodian) to be recorded in the appropriate public office for real property records, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the Seller.] Subsequent to the issuance of the Certificates, the Seller will be required [in the circumstances specified in the related Agreement] to deliver to the Trustee (or the applicable custodian) assignments of the related Mortgages to be recorded (at the expense of the Seller) within ___ days after issuance of the Certificates, in which event, the Agreement will require any such Seller to repurchase from the Trustee any Mortgage Loan the related Mortgage of which is not recorded within such time, at the Purchase Price with respect to repurchases by reason of defective documentation. The enforcement of the repurchase obligation would constitute the sole remedy available to the Certificateholders and the Trustee for failure of a Mortgage to be recorded.

      The Trustee will review each Mortgage Document within [180] days of the Closing Date (or promptly after the Trustee's receipt of any document permitted to be delivered after the Closing Date) and if any such document is found to be missing or defective in a material respect is not properly executed, is unrelated to the Mortgage Loans of the Trust or does not conform in a material respect to the description thereof provided by or on behalf of CIT Consumer Finance, the Trustee will notify the Master Servicer and the Depositor, and the Master Services will notify the related Seller. If the Seller does not cure such defect within 90 days after notice thereof from the Trustee, the Seller will be obligated to repurchase the related Mortgage Loan from the Trust Fund at the Purchase Price. Rather than repurchase the Mortgage Loan as provided above, the Seller may remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place another Mortgage Loan of like kind (a "Qualified Substitute Mortgage Loan"); however, [such substitution is permitted only within two years of the Closing Date, and] may not be made unless an opinion of counsel is provided to the effect that such substitution would not disqualify the Trust Fund as a REMIC or result in a "prohibited transaction" tax as defined in
Section 860F of the Code. Any Qualified Substitute Mortgage Loan generally will, on the date of substitution, among other characteristics set forth in the Agreement, (i) have a Principal Balance not in excess of the Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Seller in the Certificate Account (as defined herein) not later than the third Business Day prior to the related Distribution Date (the "Determination Date") and held for distribution to the Certificateholders on the related Distribution Date (a "Substitution Adjustment")), [(ii) have a Maximum Rate not less than (and not more than two percentage points greater than) the Maximum Rate of the Deleted Mortgage Loan, and have a Minimum Rate not lower than (and not more than one percentage point higher than) the Minimum Rate of the Deleted Mortgage Loan,
(iii) have the same Index and Periodic Rate Cap as the Deleted Mortgage Loan and a Gross Margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to __% or more of the Cut-off Date Principal Balance have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan, (iv) have a Mortgage Rate not lower than, and not more than __% per annum higher than, that of the Deleted Mortgage Loan,] (v) have a Combined Loan-to-Value Ratio not higher than that of the Deleted Mortgage Loan; (vi) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (vii) be of the same or better credit risk category under the Seller's underwriting guidelines; [(viii) have the same Strip Rate as the Deleted Mortgage Loan,] and (ix) comply with all of the representations and warranties set forth in the related Agreement as of the date of substitution. This cure, repurchase or substitution obligation constitutes the sole remedy available to Certificateholders or the Trustee for omission of, or a material defect in, a Mortgage Loan document.

[Underwriting Standards

      The underwriting policies that were employed by CIT Consumer Finance during the period when the Mortgage Loans were originated were, except as noted herein and in the Prospectus, substantially similar to those which CIT Consumer Finance currently employs. See "The Home Equity Lending Program--Underwriting Standards" in the Prospectus.]

                           SERVICING OF MORTGAGE LOANS

General

      CIT Consumer Finance, as the Master Servicer, will service the Mortgage Loans in accordance with the terms set forth in the Agreement. The Master Servicer may perform any of its obligations under the Agreement through one or more sub-servicers. The Master Servicer has appointed CITSF to act as Sub-Servicer for [all] of the Mortgage Loans. Notwithstanding any such subservicing arrangement, the Master Servicer will remain liable for its servicing duties and obligations under the Agreement as if the Master Servicer alone were servicing the Mortgage Loan.

See "The CIT Group/Sales Financing, Inc., Master Servicer" and "The Home Equity Lending Program--Servicing and Collections" in the Prospectus.

      As of _________ __, 199_, CITSF serviced or subserviced for itself and others approximately _____ residential first and second mortgages, representing an outstanding balance of approximately $__________ billion. CIT Consumer Finance currently does not service mortgages, on behalf of other owners, that it neither purchased nor originated.

Foreclosure and Delinquency Experience

      Until 199__, CITSF serviced all of the mortgage loans owned by CIT Consumer Finance and since that date CITSF has subserviced all of those mortgage loans, See "The CIT Group/Sales Financing, Inc., Master Servicer" in the
Prospectus. Historically, a variety of factors have limited CITSF's loss and delinquency experience on its portfolio of serviced mortgage loans. There can be no assurance that factors beyond CITSF's control, such as national or local economic conditions or downturns in the real estate markets, will not result in increased rates of delinquencies and foreclosure losses in the future. Since CITSF commenced servicing a material amount of mortgages in 199__, data on its foreclosure and delinquency experience is available only for __ full years, and may not be indicative of its future foreclosure and delinquency experience.

      The following table summarizes the foreclosure and delinquency experience, respectively, on the dates indicated on conventional trust deed or mortgage loans secured by first priority liens on the mortgaged property and serviced by CITSF. No assurances can be given that the foreclosure and delinquency experience presented in the table below will be indicative of such experience on the Mortgage Loans:

                                               At       30,       At December 31,   At December 31,   At December 31,
                                               ------------       ---------------   ---------------   ---------------
                                                    199               199               199               199
                                                    ----              ----              ----              ----
                                                                  (Dollar amounts in thousands)
Principal Balances (end of period)......      $                 $                 $                 $
Total Number of Loans...................
Total Number of Foreclosures............
Percent Foreclosed by Number of Loans...                     %                 %                 %                 %
Period of Delinquency...................
30-59 days:.............................
    Principal Balance...................      $                 $                 $                 $
    Number of Loans.....................
    Percent Delinquent by Number of Loans                    %                 %                 %                 %
60-89 days:
    Principal Balance...................      $                 $                 $                 $
    Number of Loans.....................
    Percent Delinquent by Number of Loans                    %                 %                 %                 %
90 days or more:
    Principal Balance...................      $                 $                 $                 $
    Number of Loans.....................
    Percent Delinquent by Number of Loans                    %                 %                 %                 %
In Foreclosure
    Principal Balance...................      $                 $                 $                 $
    Number of Loans.....................
    Percent by Number of Loans..........                     %                 %                 %                 %
Total Delinquent and in Foreclosure
    Principal Balance...................      $                 $                 $                 $
    Number of Loans.....................
    Percent by Number of Loans..........                     %                 %                 %                 %
---------------------------------------------------------------------------------------------------------------------------

      The following table summarizes the foreclosure and delinquency experience, respectively, on the dates indicated on conventional mortgage loans secured by second priority liens on the mortgaged property and serviced by CITSF. No assurances can be given that the foreclosure and delinquency experience presented in the table below will be indicative of such experience on the Mortgage Loans:

                                               At       30,       At December 31,   At December 31,   At December 31,
                                               ------------       ---------------   ---------------   ---------------
                                                    199               199               199               199
                                                    ----              ----              ----              ----
                                                                  (Dollar amounts in thousands)
Principal Balances (end of period)......      $                 $                 $                 $
Total Number of Loans...................
Total Number of Foreclosures............
Percent Foreclosed by Number of Loans...                     %                 %                 %                 %
Period of Delinquency...................
30-59 days:.............................
    Principal Balance...................      $                 $                 $                 $
    Number of Loans.....................
    Percent Delinquent by Number of Loans                    %                 %                 %                 %
60-89 days:
    Principal Balance...................      $                 $                 $                 $
    Number of Loans.....................
    Percent Delinquent by Number of Loans                    %                 %                 %                 %
90 days or more:
    Principal Balance...................      $                 $                 $                 $
    Number of Loans.....................
    Percent Delinquent by Number of Loans                    %                 %                 %                 %
In Foreclosure
    Principal Balance...................      $                 $                 $                 $
    Number of Loans.....................
    Percent by Number of Loans..........                     %                 %                 %                 %
Total Delinquent and in Foreclosure
    Principal Balance...................      $                 $                 $                 $
    Number of Loans.....................
    Percent by Number of Loans..........                     %                 %                 %                 %
---------------------------------------------------------------------------------------------------------------------------

Servicing Compensation and Payment of Expenses

      The servicing fees [and certain credit enhancement fees] for each Mortgage Loan (the "Expense Fees") are payable out of the interest payments on such Mortgage Loan. [Because the Expense Fees are payable before any distributions are made on the Certificates on a Distribution Date, the Expense Fees will reduce the Available Funds to make distributions of principal and interest on the Certificates.] The Expense Fees in respect of each Mortgage Loan will be at least ____% per annum and not more than ____% per annum of the Principal Balance of such Mortgage Loan. The Expense Fees consist of (a) servicing compensation payable to the Master Servicer in respect of its master servicing activities (the "Master Servicing Fee"), [(b) certain credit enhancement fees] and [(c) fees paid to the Trustee.] The Master Servicing Fee will be ____% per annum of the principal balance of each Mortgage Loan. The Master Servicer is obligated to pay certain ongoing expenses associated with the Trust Fund and incurred by the Master Servicer in connection with its responsibilities under the Agreement and such amounts will be paid by the Master Servicer out of the Master Servicing Fee. The Master Servicer is also entitled to receive [all late payment fees, prepayment fees, assumption fees and other similar charges and] all investment income earned on amounts on deposit in the Certificate Account and Distribution Account (as defined herein).

Compensating Interest

      When a Mortgage Loan is prepaid between monthly payment dates ("Due Dates"), the Mortgagor is required to pay interest on the amount prepaid to the date of prepayment and not thereafter. Prepayments received during a calendar month will be distributed to Certificateholders on the Distribution Date in the month following the month of receipt. Pursuant to the Agreement, the Master Servicer will pay to the Trust, [but only to the extent of the Master Servicing Fee for such month], with respect to each Mortgage Loan as to which the Master Servicer received during the related Due Period a Principal Prepayment an amount ("Compensating Interest") equal to the excess of (i) 30 days' interest on the principal balance of each such Mortgage Loan as of the beginning of the related Due Period at the [Mortgage Rate] [Adjusted Mortgage Loan Remittance Rate] over,
(ii) the amount of interest actually received on the related Mortgage Loan during such Due Period. [Any shortfalls in interest as a result of prepayments which cause the Compensating Interest to exceed the amount of the Master Servicing Fee for the month will reduce the amount of interest available to be distributed to Certificateholders from what would have been the case in the absence of such prepayments.] [The "Due Period," with respect to each Distribution Date, will be the calendar month immediately preceding the month in which such Distribution Date occurs.]

Advances

      Subject to the following limitations, the Master Servicer will be required to make an advance of its own funds no later than the day prior to the Distribution Date and in no event earlier than the seventh Business Day of such month, the amount, if any, by which 30 days' interest [at the Mortgage Rate] [at the Adjusted Mortgage Loan Remittance Rate] on the then outstanding principal balance of a Mortgage Loan exceeds the amount received by the Master Servicer in respect of interest on the Mortgage Loan as of the related Record Date (any such advance, an "Advance").

      Advances are intended to maintain a regular flow of scheduled interest [and principal] payments on the Certificates rather than to guarantee or insure against losses. The Master Servicer is obligated to make Advances with respect to delinquent payments of [principal of or] interest on each Mortgage Loan to the extent that such Advances are, in its judgment, reasonably recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loan. If the Master Servicer determines on any Determination Date to make an Advance, such Advance will be included with the distribution to Certificateholders on the related Distribution Date.

                         DESCRIPTION OF THE CERTIFICATES

General

      The Senior Certificates offered hereby will be issued pursuant to a Pooling and Servicing Agreement, dated as of _______ __, 199_ (the "Agreement"), among the Depositor, the Seller, the Master Servicer and the Trustee. Set forth below are summaries of the specific terms and provisions pursuant to which the Senior Certificates will be issued. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreement. When particular provisions or terms used in the Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

      The Home Equity Loan Asset-Backed Certificates, Series 199_-_____ (the "Certificates") will consist of the Class A Certificates [and the Class S Certificates] (the "Class A Certificates" and the "Class S Certificates",
respectively, and collectively, the "Senior Certificates"), [the Class B Certificates (collectively, the "Subordinated Certificates")], and the Class R Certificates (the "Residual Certificates"). The Senior Certificates [and the Subordinated Certificates] may be referred to herein as the "Offered Certificates." [Only the Senior Certificates are offered hereby.]

      The Class A Certificates will evidence in the aggregate an initial beneficial ownership interest of approximately ___% in the Trust Fund. [The Subordinated Certificates will evidence in the aggregate an initial beneficial ownership interest of approximately ___% in the Trust Fund.] The remaining beneficial ownership interest in the Trust Fund will be evidenced by the Residual Certificates. The rights of holders [of the Subordinated Certificates (the "Subordinated Certificateholders") and] of the Residual Certificates (the "Residual Certificateholders") to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of holders of the Senior Certificates (the "Senior Certificateholders") to the extent described herein.

      The Class A Certificates will be issuable in book-entry form only. So long as the Class A Certificates are Book-Entry Certificates, such Certificates will be evidenced by one or more certificates registered in the name of Cede & Co. ("Cede") in an aggregate amount equal to the initial Class A Certificate Balance. Interests in the Class A Certificates issued in the name of Cede may be purchased by investors in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. A single Class A Certificate may be issued in an amount different than described above. [The Class S Certificates will be issued in fully registered form in minimum denominations of 10% Percentage Interest and multiples of 10% Percentage Interest in excess thereof, based on the percentage interest (the "Percentage Interest") represented by each such Certificate in the total distributions allocated to such class of Certificates.]

Book-Entry Certificates

      The [Class A] Certificates will be book-entry Certificates (the "Book-Entry Certificates"). The Book-Entry Certificates will be issued in one or more certificates which equal the initial [Class A] Certificate Balance and which will be held by a nominee of The Depository Trust Company (together with any successor depository selected by the Depositor, the "Depository"). Beneficial interests in the Book-Entry Certificates will be held indirectly by investors through the book-entry facilities of the Depository, as described herein. Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing an original principal amount (the "Certificate Balance") of $1,000 and integral multiples of $1,000 in excess thereof. The Depositor has been informed by the Depository that its nominee will be Cede. Accordingly, Cede is expected to be the holder of record of the
Book-Entry Certificate(s). Except as described in the Prospectus under "Description of the Certificates -Book-Entry Certificates", no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive
Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Book-Entry Certificates will be Cede, as nominee of the Depository. Beneficial owners of the Book-Entry Certificates will not be Certificateholders, as that term is used in the Agreement. Beneficial owners are only permitted to exercise the rights of Certificateholders indirectly through Financial Intermediaries (as defined in the Prospectus) and the Depository. Monthly and annual reports on the Trust Fund provided by the Master Servicer to Cede, as nominee of the Depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the
Financial Intermediaries to whose Depository accounts the Book-Entry Certificates of such beneficial owners are credited.

      For  a  description  of  the  procedures   applicable  to  the  Book-Entry
Certificates, see "Description of the Certificates-Book-Entry Certificates" in the Prospectus.

Payments on Mortgage Loans; Accounts

      On or prior to the Closing Date, the Master Servicer will establish an account (the "Certificate Account") with _______, which shall be maintained [as a separate trust account] by the Master Servicer in trust for the benefit of the Certificateholders, except as otherwise provided under "The Pooling and Servicing Agreement -- Payments on Mortgage Assets; Deposits to the Certificate Account" in the Prospectus. Funds credited to the Certificate Account may be invested for the benefit and at the risk of the Master Servicer in Permitted Investments (as defined in the Agreement) that are scheduled to mature on or prior to the Business Day preceding the next Distribution Date. On or prior to the Business Day immediately preceding each Distribution Date, the Master Servicer shall withdraw from the Certificate Account the amount of Available Funds and shall deposit such Available Funds in an account established and maintained with the Trustee on behalf of the Certificateholders (the "Distribution Account").

Distributions

      Distributions on the Certificates will be made by the Trustee on the __th day of each month, or if such day is not a Business Day, on the first Business Day thereafter, commencing on

______ __, 199_ (each, a "Distribution Date"), to the persons in whose names such Certificates are registered at the close of business on the last Business Day of the month preceding the month of such Distribution Date (the "Record Date"). "Business Day" means any day other than a Saturday, Sunday or any day on which banking institutions or trust companies in the states of New York or Oklahoma are authorized by law, regulation or executive order to be closed.

      Distributions on each Distribution Date will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of a Certificateholder who holds Certificates with an aggregate initial Certificate Balance of $_______ or more [(or in the case of the Class S Certificates, if such Certificateholder holds Class S Certificates evidencing Percentage Interests aggregating __% or more)] and who has so notified the Trustee in writing in accordance with the Agreement, by wire transfer in immediately available funds to the account of such Certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the Certificates will be made only upon presentment and surrender of such Certificates at the corporate trust office of the Trustee.

Priority of Distributions Among Certificates

      As more fully described herein, distributions will be made on the Certificates on each Distribution Date from Available Funds in the following order of priority: (i) to interest on each class of Senior Certificates up to the maximum amount of interest to be distributed on such Certificates on such Distribution Date, (ii) to principal on each class of Senior Certificates (as applicable) up to the maximum amount of principal to be distributed on each such class of the Senior Certificates on such Distribution Date, (iii) [to interest on the Subordinated Certificates, (iv) to principal on the Subordinated Certificates] and (v) to the Residual Certificates.

      Distributions of principal and interest to holders of the Senior Certificates will be made on each Distribution Date in an amount equal to the Senior Distribution Amount. The "Senior Distribution Amount" for any Distribution Date will be equal to the sum of (i) the amount of interest payable on the Senior Certificates, calculated as set forth under "-Senior Interest" below and (ii) the amount allocated to principal calculated as set forth under "-Senior Principal" below except that, if the Senior Distribution Amount exceeds the amount of Available Funds on such Distribution Date, then the Senior
Distribution Amount shall instead equal the amount of such Available Funds. [Following the Cross-over Date, no further distributions will be made to the Senior Certificateholders. The "Cross-over Date" is the Distribution Date on which the Certificate Balance on the Senior Certificates is reduced to zero.]

      [Distributions of principal and interest to holders of Subordinated Certificates will be made on each Distribution Date up to an amount equal to Available Funds for such Distribution Date reduced by the Senior Distribution Amount for such Distribution Date (the "Remaining Available Funds"). The "Subordinated Distribution Amount" for any Distribution Date will equal the sum of (i) the amount of interest calculated as set forth under "-Subordinated Interest" below and (ii) the amount of principal calculated as set forth under "-Subordinated Principal" below; except that if the Subordinated Distribution Amount exceeds the Remaining Available Funds on such Distribution Date, then the Subordinated Distribution Amount will equal the sum of the Remaining Available Funds, if any, and the amount to be paid pursuant to the credit enhancement applicable to the Subordinated Certificates, if any].

      "Available Funds" with respect to any Distribution Date will be equal to the aggregate amount of funds available in the Distribution Account on such Distribution Date for distribution on the Certificates. Available Funds for any Distribution Date will equal the sum of the following (without duplication) (i) all scheduled installments of interest [(net of the related Expense Fees)] and principal received during the related Due Period together with any Advances in respect thereof; (ii) all proceeds of the Standard Hazard Insurance Policies [Special Hazard Insurance Policy] [Bankruptcy Bond] and any Primary Mortgage Insurance Policy, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Master Servicer in accordance with the Master Servicer's normal servicing procedures (collectively, "Insurance Proceeds,"), and all other cash amounts (net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any) received and retained in connection with the liquidation of defaulted Mortgage Loans, by foreclosure or otherwise ("Liquidation Proceeds") received during the month preceding such Distribution Date; (iii) all partial or full prepayments received during the related Due Period; (iv)[all amounts withdrawn from the Reserve Fund and deposited to the Distribution Account since the preceding Distribution Date]; and (v) amounts received during the month preceding such Distribution Date as the Substitution Adjustment or Purchase Price in respect of a Mortgage Loan that was repurchased by the Seller or the Master Servicer, respectively, provided, however, that such amounts shall be reduced by amounts in reimbursement for Advances previously made and other amounts as to which the Master Servicer is entitled to be reimbursed from the Certificate Account pursuant to the Agreement.

      The initial Class A Certificate Balance will be $_____________ (approximate, subject to a permitted variance of up to plus or minus __%) and, thereafter the Class A Certificate Balance is the initial Class A Certificate Balance reduced by all amounts previously distributed to holders of the Class A Certificates as payments of principal (the "Class A Certificate Balance").

      [The Class S Certificates have an initial notional amount of approximately $_______ (the "Class S Notional Amount").] [The Class S Certificates will have no principal balance, are entitled only to a portion of the interest on the Mortgage Loans and are not entitled to any distributions of principal.]

      [The initial Subordinated Class Certificate Balance will be $__________ (approximate, subject to a permitted variance of up to plus or minus __%) and, thereafter, the Subordinated Class Certificate Balance will be such original principal amount reduced by (i) all amounts of principal previously distributed to the Subordinated Certificateholders and (ii) any Realized Losses (as defined herein) allocated to such Class (the "Subordinated Class Certificate Balance".]

      The "Class A Percentage" for any Distribution Date is [the percentage equivalent of a fraction the numerator of which is the Class A Certificate Balance as of such date and the denominator of which is the Pool Principal Balance] [100% until the Cross-over Date and 0% thereafter] [_______________]. The "Pool Principal Balance" with respect to any Distribution Date equals the aggregate of the Principal Balances of the Mortgage Loans (other than Liquidated Mortgages) outstanding on the Determination Date in the month preceding the month of such Distribution Date [plus funds on deposit in the Pre-Funding Account on the Determination Date].

      [The   "Subordinated   Percentage"  for  any  Distribution  Date  will  be
calculated as the difference between 100% and the Class A Percentage.]

      The Pass-Through Rate for the Class A Certificates for a particular Distribution Date (the "Class A Pass-Through Rate") will be equal to ___ % per annum [but in no event to exceed the weighted average of the Class A Remittance Rates (as defined herein) of the Mortgage Loans]. [The pass-through rate for the Subordinated Certificates for a particular Distribution Date (the "Subordinated Pass-Through Rate") will be equal to __% per annum but in no event to exceed the weighted average of the Subordinated Remittance Rates (as defined herein) of the Mortgage Loans]. [The pass-through rate for the Class S Certificates for a particular Distribution Date (the "Class S Pass-Through Rate") will be equal to the weighted average of the Strip Rates (as defined herein).]

      [The "Class A Remittance Rate" for any Mortgage Loan will equal the Mortgage Rate on the first day of the month preceding the month of such Distribution Date, less the sum of (i) ___% and (ii) the excess of the Gross Margin over ___% (such excess, if any, the "Strip Rate"). The "Subordinated Remittance Rate" for any Mortgage Loan will equal the Mortgage Rate on the first day of the month preceding the month of such Distribution Date, less the sum of
(i) ___% and (ii) the excess of the Gross Margin over ___%.]

      Each Pass-Through Rate will be computed on the basis of a 360-day year of twelve 30-day months.

      [The interest entitlement described above for each class of Certificates will be reduced by such class' allocable share of "Net Interest Shortfall," which is equal to (i) the amount of interest any class of Certificateholders would otherwise have been entitled to receive with respect to any Mortgage Loan that was the subject of a Relief Act Reduction and (ii) such class' pro rata share of Net Prepayment Interest Shortfalls. A "Relief Act Reduction" is a reduction in the amount of monthly interest payment on a Mortgage Loan pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940. See "Certain Legal Aspects of Mortgage Loans--Soldiers' and Sailors' Civil Relief Act" in the Prospectus. A "Net Prepayment Interest Shortfall" is the amount by which the aggregate of Prepayment Interest Shortfalls during the calendar month immediately preceding the month in which the related Due Date occurs exceeds the aggregate amount of the Master Servicing Fee for such period. A "Prepayment Interest Shortfall" is the amount by which interest at the Mortgage Rate received in connection with a prepayment of principal on a Mortgage Loan is less than one month's interest at the Mortgage Rate on the Principal Balance of the related Mortgage Loan. Each class' pro rata share of such Net Prepayment Interest Shortfalls will be based on the amount of interest such class otherwise would have been entitled to receive.]

Senior Interest

      On each Distribution Date, each class of Senior Certificates, to the extent of Available Funds on such Distribution Date, generally will be entitled to receive an amount allocable to interest (the "Senior Interest Distribution Amount") equal to the sum of (i) one month's interest at the applicable Pass-Through Rate on the Class A Certificate Balance [or Class S Notional Amount, as the case may be,] and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed as interest on such prior Distribution Dates and not subsequently distributed ("Unpaid Senior Interest Amounts") [plus interest at the applicable Pass-Through Rate from such prior Distribution Date].

      Accrued interest to be distributed on any Distribution Date will be calculated, in the case of Class A Certificates, on the basis of the Class A Certificate Balance immediately prior to such Distribution Date and in the case of the Class S Certificates, on the basis of the Class S Notional Amount immediately prior to such Distribution Date.

      Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months. The yield on any class of Senior Certificates will be less than the yield that would otherwise be produced by the applicable Pass-Through Rate and the applicable purchase price because distributions of interest in respect of any month will be made on the __th day of the immediately succeeding month. See "Yield, Prepayment and Maturity Considerations" herein.

      In the event that, on a particular Distribution Date, Available Funds in the Certificate Account are not sufficient to make a full distribution of interest to the Senior Certificateholders, interest will be distributed pro rata on each class of Senior Certificates based on the amount of interest each such class of Certificates would otherwise have been entitled to receive in the absence of such shortfall. The shortfall will be carried forward and added to the amount holders of each such class of Certificates will be entitled to receive on the next Distribution Date. Such a shortfall could occur, for example, if losses realized on the Mortgage Loans were exceptionally high or were concentrated in a particular month. Any such amount so carried forward will not bear interest.

Senior Principal

      On each Distribution Date, an amount received on the Mortgage Loans during the related Due Period and allocable to principal will be distributed on the Class A Certificates which amount shall be equal to the lesser of (1) Available Funds reduced by the amount of interest distributed on the Senior Certificates on such Distribution Date and (2) the sum of (i) [the Class A Percentage of] (a) the principal components of scheduled payments received on each Mortgage Loan during the related Due Period, (b) the Principal Balance on each Mortgage Loan that became a Liquidated Mortgage during the related Due Period, (c) the Purchase Price of each Mortgage Loan that was repurchased by the Seller or another person pursuant to the Agreement, (d) the Substitution Adjustment in connection with any Deleted Mortgage Loan and (e) any Insurance Proceeds or Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgages, (ii) [the Class A [Prepayment] Percentage of] all partial principal prepayments that are not Principal Prepayments [and which exceed the scheduled payments by a specified multiple], but which was not intended to satisfy a Mortgage Loan in full or cure a delinquency] ("Curtailments") and of all principal prepayments in full received during the related Due Period and (iii) the sum of (I) the amount, if any, by which (A) the amount required to be distributed to Class A Certificateholders in respect of principal, as of the preceding Distribution Date exceeded (B) the amount of the actual distribution to such Class A Certificateholders in respect of principal, on such preceding Distribution Date, exclusive of any portion of any Insured Payment made to such Certificateholders, and (II) if any portion of the amount in the preceding clause (I) represents Insured Payments made by the Insurer, interest on such portion at the applicable Pass-Through Rate from such immediately preceding Distribution Date (the "Carry-Forward Amount") (collectively, with respect to all of the Class A Certificates, the "Class A Principal Distribution Amount"). See "--Allocation of Losses" below.

[Subordinated Interest

      Following the payment to the Senior Certificateholders of the Senior Distribution Amount, interest will be paid to the Subordinated Certificateholders on each Distribution Date, to the extent of the Remaining Available Funds, if any, [and the amount payable pursuant to the credit enhancement, if any] and in an amount equal to [the sum of (i)] one month's interest at the Subordinated Pass-Through Rate on the Subordinated Class Certificate Balance [and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed as interest on such prior Distribution Date and not subsequently distributed ("Unpaid Subordinated Interest Amounts").]

      Accrued interest to be distributed on any Distribution Date will be calculated, in the case of a class of Subordinated Certificates, on the basis of such class's Certificate Balance immediately prior to such Distribution Date.

      Interest will be calculated and payable on the basis of a 360-day year divided into twelve 30-day months. The yield on any class of Subordinated Certificates will be less than the yield that would otherwise be produced by the applicable Subordinated Pass-Through Rate and the applicable purchase price because distributions of interest in respect of any month will be made on the __th day of the immediately succeeding month. See "Yield, Prepayment and Maturity Considerations" herein.

      In the event that, on a particular Distribution Date, the Remaining Available Funds in the Certificate Account are not sufficient to make a full distribution of interest to the Subordinated Certificateholders, interest will be distributed [pro rata on each class of Subordinated Certificates based on the amount of interest each such class of Certificates would otherwise have been entitled to receive in the absence of such shortfall] [based upon ________]. [The shortfall will be carried forward and added to the amount holders of each such class of Certificates will be entitled to receive on the next Distribution Date.] Such a shortfall could occur, for example, if losses realized on the Mortgage Loans were exceptionally high or were concentrated in a particular month. Any such amount so carried forward will not bear interest.]

[Subordinated Principal

      After the amounts distributed in respect of interest and principal to the Senior Certificateholders and interest to the Subordinated Certificateholders, an amount (up to the Remaining Available Funds less interest paid in respect of Subordinated Certificates on such Distribution Date [plus any amounts in respect of credit enhancement]) allocable to principal will be distributed [pro-rata] [based upon ___________] to each class of Subordinated Certificateholders equal to the sum of (i) [the Subordinated Percentage of] (a) the principal component of the scheduled payments received on each Mortgage Loan during the related Due Period, (b) the Principal Balance of each Mortgage Loan that became a Liquidated Mortgage during the related Due Period, (c) the Principal Balance of each Mortgage Loan that was repurchased by the Seller or another person pursuant to the Agreement, (d) the Substitution Adjustment in connection with any substitution of Mortgage Loans, on such Distribution Date pursuant to the Agreement and (e) any Insurance Proceeds, Liquidation Proceeds or Released Mortgage Property Proceeds (as defined in the Prospectus) received during the related Due Period and allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgages and (ii) the Subordinated [Prepayment] Percentage of all Principal Prepayments [and all Curtailments] received during the related Due Period. See "-Allocation of Losses" below.]

[Allocation of Losses]

      Realized Losses on Mortgage Loans will be allocated first to the Subordinated Certificates until the outstanding principal balances thereof are reduced to zero, and thereafter to the Class A Certificates. Any allocation of a Realized Loss to a Certificate will be made by reducing the Certificate Balance thereof immediately following the related Distribution Date.

      In general, a "Realized Loss" means, with respect to a Liquidated Mortgage, the amount by which the remaining unpaid principal balance of such Mortgage exceeds the amount of Liquidation Proceeds applied to the principal balance of such Liquidated Mortgage, but only to the extent that such difference is not included in (i) the amount of the principal distribution made on the Certificates on the immediately succeeding Distribution Date, or (ii) the amount of a payment made from applicable credit enhancement on such Distribution Date.

      A "Liquidated Mortgage" is a defaulted Mortgage Loan as to which the Master Servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

      [The Class A Prepayment Percentage for any Distribution Date occurring during the _____ years beginning on the first Distribution Date will, except as provided below, equal 100%. Thereafter, the Class A Prepayment Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Class A Certificates while, in the absence of Realized Losses, increasing the interest in the Pool Principal Balance evidenced by the Subordinated Certificates. Increasing the respective interest of the Subordinated Certificates relative to that of the Class A Certificates is intended to preserve the availability of the subordination provided by the Subordinated Certificates.]

      [The "Class A Prepayment Percentage" for any Distribution Date occurring on or after the _____ anniversary of the first Distribution Date will be as follows: for any Distribution Date subsequent to _______ to and including the Distribution Date in _______, the Class A Percentage for such Distribution Date plus __% of the Subordinated Percentage for such Distribution Date; for any Distribution Date subsequent to _______ to and including the Distribution Date in _______, the Class A Percentage for such Distribution Date plus __% of the Subordinated Percentage for such Distribution Date; for any Distribution Date subsequent to _______ to and including the Distribution Date in _______, the Class A Percentage for such Distribution Date plus __% of the Subordinated Percentage for such Distribution Date; for any Distribution Date subsequent to _______ to and including the Distribution Date in _______, the Class A Percentage for such Distribution Date plus __% of the Subordinated Percentage for such Distribution Date; and for any Distribution Date thereafter, the Class A Percentage for such Distribution Date (unless on any of the foregoing
Distribution Dates the Class A Percentage exceeds the initial Class A Percentage, in which case the Class A Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no reduction to the Class A Prepayment Percentage will occur if (i) as of the first Distribution Date as to which any such reduction applies, more than an average of ___% of the dollar amount of all monthly payments on the Mortgage Loans due in each of the preceding twelve months were delinquent ___ days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust) or (ii) cumulative Realized Losses with respect to the Mortgage Loans exceed (a) with respect to the Distribution Date in ______, ___% of the principal balance of the Subordinated Certificates as the Cut-off Date (the "Original Subordinated Principal Balance"), (b) with respect to the Distribution Date in ______, ___% of the Original Subordinated Principal Balance, (c) with respect to the Distribution Date in _______, ___% of the Original Subordinated Principal Balance, (d) with respect to the Distribution Date in _______, ___% of the Original Subordinated Principal Balance. If on any Distribution Date the allocation to the Class A Certificates of full and partial principal prepayments and other amounts in the percentage required above would reduce the outstanding Class A Certificate Balance below zero, the Class A Prepayment Percentage for such Distribution Date will be limited to the percentage necessary to reduce the Class A Principal Balance to zero.]

      [The "Subordinated Prepayment Percentage" for any Distribution Date will be calculated as the difference between 100% and the Class A Prepayment Percentage for such date.]

Reports to Certificateholders

      On  each   Distribution   Date,   the   Trustee   will   forward  to  each
Certificateholder a statement generally setting forth:

            (i) the amount of the related distribution to holders of such class of Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein, any principal amounts not paid when due (the "Unpaid Principal Shortfall") included in such distribution and any remaining Unpaid Principal Shortfall after giving effect to such distributions;

            (ii) the amount of such distribution to holders of such class of Certificates allocable to interest, any Unpaid Senior Interest Amounts or Unpaid Subordinated Interest Amounts included in such distribution and any remaining Unpaid Senior Interest Amounts or Unpaid Subordinated Interest Amounts after giving effect to such distribution;

            (iii) if the distribution to the holders of such class of Certificates is less than the full amount that would be distributable to such holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Certificate Balance of each class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) the Pool Principal Balance for the following Distribution Date;

            (vi) the Class A Percentage and the Subordinated Percentage for the following Distribution Date;

            (vii) the related amount of the Master Servicing Fees paid to or retained by the Master Servicer;

            (viii) the Pass-Through Rate for such class of Certificates with respect to the current Due Period;

            (ix) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

            (x) the number and aggregate  principal  balances of Mortgage  Loans
      (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 or more days and (B) in foreclosure as of the close of business on the last day of the calendar month preceding such Distribution Date;

            [(xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;]

            [(xii) the total number and principal balance of any REO Properties as of the close of business on the Determination Date preceding such Distribution Date;]

            [(xiii) the Class A Prepayment Percentage and the Subordinated Prepayment Percentage for the following Distribution Date;]

            (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month;

            (xv) the amount remaining in the Reserve Fund at the close of business on such Distribution Date; and

            (xvi) [indicate the remaining amount of coverage for special hazard losses, bankruptcy losses and other particular types of losses provided by third-party enhancers or otherwise.]

            (xvii) [during the Funding Period, the amount remaining in the Pre-Funding Account at the close of business on such Distribution Date.]

      In addition, within a reasonable period of time after the end of each calendar year, the Trustee will prepare and deliver to the Certificateholder of record during the previous calendar year a statement containing information necessary to enable Certificateholders to prepare their tax returns. Such statements will not have been examined and reported upon by an independent public accountant. The Certificateholders will also be notified if any material change is to be made in the procedures or forms for the reports to Certificateholders.

Optional Termination

      The Master Servicer will have the right to repurchase all remaining Mortgage Loans and REO Properties in the Mortgage Pool and thereby effect early retirement of the Certificates, on any Distribution Date on which the Pool Principal Balance of such Mortgage Loans is less than or equal to 10% of the Original Pool Principal Balance [(and the original Pre-Funded Amount)]. In the event the Master Servicer exercises such option, the purchase price distributed with respect to each Certificate will be 100% of its then outstanding principal balance and (a) in the case of a Class A Certificate, one month's interest thereon at the Class A Pass-Through Rate plus any unpaid accrued interest and
(b) in the case of a Class S Certificate, one month's interest on the Class S Notional Amount at the Class S Pass-Through Rate plus any unpaid accrued interest.

[Mandatory Termination]

      [If not previously terminated in accordance with the terms of the Agreement, the Trustee or the Master Servicer will sell the assets remaining in the Trust Fund on the ___________ Distribution Date and the Trust Fund will terminate.]

Termination Events

      "Termination Events" will consist of: (i) any failure by the Master Servicer to deposit in the Certificate Account the required amounts or remit to the Trustee any payment (other than an Advance required to be made under the terms of the Agreement) which continues unremedied for five Business Days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor or to the Master Servicer and the Trustee by holders of Certificates (or, in the case of Book-Entry Certificates, the beneficial interests therein) of any class evidencing not less than 51% of the aggregate Percentage Interests constituting such class [or by the Certificate Guaranty Insurer]; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Agreement, which continues unremedied for 30 days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor or to the Master Servicer and the Trustee by holders of Certificates (or, in the case of Book-Entry Certificates, the beneficial interests therein) of any class evidencing not less than 51% of the aggregate Percentage Interests constituting such class [or by the Certificate Guaranty Insurer]; (iii) insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations; or (iv) any failure of the Master Servicer to make any Advance to the extent such failure materially or adversely affects the interests of the Certificate Guaranty Insurer, or the Certificateholders which continues unremedied for a period of five Business Days after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee [or by the Certificate Guaranty Insurer].

Rights Upon Termination Event

      So long as a Termination Event remains unremedied, the Depositor or the Trustee may, and upon the receipt of instructions from the holders of Certificates (or, in the case of Book-Entry Certificates, the beneficial interests therein) of any class evidencing not less than 51% of the aggregate Percentage Interests constituting such class [or the Certificate Guaranty Insurer], the Depositor or Trustee shall terminate all of the rights and obligations of the Master Servicer under the Agreement and in and to the Mortgage Loans, whereupon the Trustee will succeed to all of the responsibilities, duties, and liabilities of the Master Servicer under the Agreement, including the obligation to make Advances. Notwithstanding the foregoing, in the event of a Termination Event arising from the Master
Servicer's failure to make an Advance as described in clause (iv) in the preceding paragraph, the Trustee shall terminate all of the rights and obligations of the Master Servicer under the Agreement (other than the right to receive reimbursement for Advances and Servicing Advances theretofor made) and in and to the Mortgage Loans as described in the preceding sentence.

      No Certificateholder, solely by virtue of such holder's status as a Certificateholder, will have any right under the Agreement to institute any proceeding with respect thereto, unless such holder previously has given to the Trustee written notice of a Termination Event and unless the holders of Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request to the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for ___ days has neglected or refused to institute any such proceeding.

The Trustee

      [ ] will be the trustee under the Agreement (the "Trustee"). The Depositor and [ ] may maintain other banking relationships in the ordinary course of business with the Trustee. Senior Certificates may be surrendered to the corporate trust office of the Trustee located at [____________________________________ _____], Attention: __________________ or
at such other addresses as the Trustee may designate from time to time.

                  YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

Delay in Distributions; Index Lag

      The effective yield to the holders of the Senior Certificates will be lower than the yield otherwise produced by the applicable rate at which interest is passed through to such holders and the purchase price of such Certificates because monthly distributions will not be payable to such holders until the ___th day (or, if such day is not a Business Day, the following Business Day) of the month following the month in which interest accrues on the Mortgage Loans (without any additional distribution of interest or earnings thereon in respect of such delay). [In addition, the Mortgage Rate applicable for any will be the most recent Index announced 45 days prior to each Adjustment Date. See "The Mortgage Pool" herein.]

Prepayment Considerations and Risks

      The rate of principal payments on the Senior Certificates, the aggregate amount of distributions on the Senior Certificates and the yield to maturity of the Senior Certificates will be related to the rate and timing of payments of principal on the Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans [(which will change periodically to accommodate adjustments to the
Mortgage Rates)] and by the rate of Principal Prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties, condemnations and repurchases by the Seller or Master Servicer). [The Mortgage Loans may be prepaid by the Mortgagors at any time without a prepayment penalty (see "The Mortgage Pool" herein).] [As described under "Description of the Certificates" herein, all Principal Prepayments, until the Distribution Date occurring in [ ], will be distributed to the Class A Certificates.] [Increases in the required monthly payments on Mortgage Loans with an Adjustable Rate in excess of those assumed in underwriting such Mortgage Loans may result in a default rate higher than that which may have been experienced had such Adjustable Rate Mortgage Loans borne Fixed Rates.] [The Mortgage Loans are subject to the "due-on-sale" provisions included therein.] Prepayments, liquidations and purchases of the Mortgage Loans (including any optional purchase by the Master Servicer of a defaulted Mortgage
Loan) will result in distributions to Class A Certificateholders of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Since the rate of payment of principal on the Mortgage Loans will depend on future events and a variety of factors, no assurance can be given as to such rate or the rate of Principal Prepayments. The extent to which the yield to maturity of a Class A Certificate may vary from the anticipated yield will depend upon the degree to which it is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Mortgage Loans. Further, in the case of any Class A Certificate purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Class A Certificate purchased at a premium and any Class S Certificate, the risk that a faster than anticipated rate of principal payments, liquidations and purchases could result in an actual yield to such investor that is lower than the anticipated yield. An investor in a Class S Certificate should carefully consider the risk that a rapid rate of principal payments on the Mortgage Loans could result in the failure of such investor to recover its initial investment.

      [To the extent that amounts on deposit in the Pre-Funding Account have not been fully applied to the purchase of Subsequent Mortgage Loans by or on behalf of the Trust by the end of the Funding Period, the holders of the Class A Certificates will receive a prepayment of principal in an amount equal to the funds remaining in the Pre-Funding Account at such time, which prepayment will be made on the first Distribution Date following the end of the Funding Period. It is anticipated that the principal amount of Subsequent Mortgage Loans purchased by or on behalf of the Trust will not be exactly equal to the amount on deposit in the Pre-Funding Account and that therefore there will be at least a nominal amount of principal prepaid to the holders of the Class A Certificates.]

      [The Class A Pass-Through Rate for each Distribution Date will not exceed the weighted average of the Mortgage Rates on the Mortgage Loans for the preceding calendar month.] Disproportionate principal payments (whether resulting from full or partial prepayments) on Mortgage Loans having Mortgage Rates higher or lower than the then current Class A Pass-Through Rate will also affect the yield on the Class A Certificates. The yield to maturity of the Class A Certificates will be lower than what would otherwise be produced if disproportionate principal payments (including Principal Prepayments) are made on Mortgage Loans having Mortgage Rates that exceed the weighted average Mortgage Rate. Similarly, the yield to maturity of the Class S Certificates will be lower than what would otherwise be produced if disproportionate principal payments (including Principal Prepayments) are made on Mortgage Loans having Strip Rates [(or Gross Margins)] that exceed the weighted average Strip Rate [(or weighted average Gross Margin)].

      [___% of the Mortgage Loans are Adjustable Rate Mortgage Loans. The rate of principal prepayments with respect to Adjustable Rate Mortgage Loans has fluctuated in recent years. As is the case with conventional Fixed Rate Mortgage Loans, Adjustable Rate Mortgage Loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates were to fall significantly, Adjustable Rate Mortgage Loans could be subject to higher prepayment rates than if prevailing interest rates were to remain constant because the availability of Fixed Rate Mortgage Loans at competitive interest rates may encourage mortgagors to refinance their Adjustable Rate Mortgage Loans to "lock in" lower Fixed Rates.] Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on Adjustable Rate Mortgage Loans would generally be expected to decrease, and the rate of defaults might increase if Mortgagors were unable to meet the resulting increases in debt service payments. The rate of payments (including prepayments) on pools of mortgage loans is also influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. No assurances can be given as to the rate of prepayment on the Mortgage Loans in stable or changing interest rate environments.

      The timing of changes in the rate of prepayments on the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectations. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Senior Certificates may not be offset by a subsequent like decrease (or increase in the rate of principal payments).

[Limitation on Adjustments

      Although each of the Adjustable Rate Mortgage Loans bears interest at an Adjustable Rate, the [semi-annual] [annual] adjustments of the Mortgage Rate for any Mortgage Loan will not exceed the Periodic Rate Cap and the Mortgage Rate will in no event exceed the Maximum Rate for such Mortgage Loan, regardless of the level of interest rates generally or the rate otherwise produced by the Index and the Gross Margin. [In addition, such adjustments will be subject to rounding to the nearest one-eighth of 1%.]]

Sensitivity of the Class S Certificates

      The yield to maturity of the Class S Certificates will be highly sensitive to the prepayment, repurchase and default experience of the Mortgage Loans included in the Trust Fund. Investors should consider carefully the associated risks, including the risk that a rapid rate of Principal Prepayments or repurchases of Mortgage Loans could result in the failure of investors in the Class S Certificates to recover their initial investment.

      Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the Constant Prepayment Rate Model or "CPR", assumes that Principal Prepayments will be made at a constant rate per annum. CPR further assumes that all of the Mortgage Loans have the same principal balance and amortize at the same rate and that each such Mortgage Loan in each month of its life will either be paid as scheduled or be prepaid in full. CPR does not purport to be either an historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any mortgage loans, including the Mortgage Loans included in the Trust Fund.

      The second following table (the "Yield Table") demonstrates the sensitivity of the pre-tax yield on the Class S Certificates to various rates of prepayment by projecting the aggregate payments of interest on the Class S Certificates and the corresponding pre-tax yields on a corporate bond equivalent basis, assuming distributions on the Mortgage Loans are made as set forth in the Agreement. The following chart sets forth certain assumptions used in calculating distributions on the Mortgage Loans for the Yield Table.

                      Assumed Mortgage Loan Characteristics

    Scheduled Principal Balance as of the Cut-off Date.............   $
    Mortgage Rate..................................................        %
    Strip Rate.....................................................        %
    Remaining Term to Stated Maturity..............................   months

      It has also been assumed that: (i) the Mortgage Loans prepay at the specified percentages of CPR, (ii) no defaults or delinquencies on the Mortgage Loans are experienced, (iii) the Seller is not required to repurchase or substitute any or all of the Mortgage Loans pursuant to the Agreement and the Master Servicer does not exercise its option to repurchase any or all of the Mortgage Loans pursuant to the Agreement, (iv) scheduled payments for all Mortgage Loans are received on the first day of each month (commencing ________ __, 199_) and are computed prior to giving effect to prepayments received in the prior month, (v) all Mortgage Loans will prepay at the same rate and all such payments will be treated as prepayments in full of individual Mortgage Loans, with no shortfalls in collection of interest, (vi) such prepayments will be received on the last day of each month commencing in ________ 199_ and (vii) the Class S Certificates will be purchased on the Closing Date at a price equal to $___________ (which includes accrued interest).

                    Pre-Tax Yield on the Class S Certificates

                               Percentages of CPR

                                        Percentages of CPR
------------------------------------------------------------------------------------------------------
  3%         5%       10%        15%       17%       18%        20%        25%        30%        35%
-------   -------  --------   --------  --------  --------   --------   --------   --------   --------
      %         %         %          %         %         %          %          %          %          %

      The pre-tax yields set forth in the Yield Table were calculated by determining the monthly discount rates which, when applied to the assumed streams of cash flows to be paid on the Class S Certificates, would cause the discounted present value of such assumed stream of cash flows to the Closing Date to equal $____________, and converting such monthly rates to corporate bond equivalent rates. Such calculation does not take into account the interest rates at which funds received by Certificateholders as distributions on the Class S Certificates may be reinvested and consequently does not purport to reflect the return on any investment in the Class S Certificates when such reinvestment rates are considered.

      It is highly unlikely that the Mortgage Loans will prepay at the same rate until maturity or that all of the Mortgage Loans will prepay at the same rate or time or that prepayments will be spread evenly among Mortgage Loans with differing [Gross Margins and] Strip Rates. As a result of these factors, the pre-tax yields on the Class S Certificates are likely to differ from those shown in the Yield Table, even if all of the Mortgage Loans prepay at the indicated percentages of CPR. No representation is made as to the actual rate of principal payments on the Mortgage Loans (or the Mortgage Rates thereon) for any period or over the life of the Class S Certificates or as to the yield on the Class S Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class S Certificates.

                               CREDIT ENHANCEMENT

Subordination of Subordinated Certificates

      The rights of the Subordinated Certificateholders to receive distributions with respect to the Mortgage Loans will be subordinated to such rights of the Senior Certificateholders only to the extent described herein [describe subordination]. The subordination of the Subordinated Certificates and the Residual Certificates is intended to increase the likelihood of receipt by the

Senior Certificateholders of the maximum amount to which they are entitled on any Distribution Date and [following the date on which the amount on deposit in the Reserve Fund has been reduced to zero] to provide such holders protection against losses resulting from Liquidated Mortgages to the extent described herein].

      The protection afforded to the Senior Certificateholders from the subordination feature described above will be effected by the preferential right of the Senior Certificateholders to receive current distributions from the Mortgage Pool.

      The subordination feature described above is intended to enhance the likelihood of timely payment of principal and interest and to protect holders of Senior Certificates against losses; however, in certain circumstances the amount of subordination may be exhausted and shortfalls could result. If on any Distribution Date the aggregate amount of payments received from Mortgagors, [Advances from the Master Servicer], funds otherwise payable to holders of the Subordinated Certificates [and monies in the Reserve Fund] do not provide sufficient funds to make full distributions to holders of the Senior Certificates, holders of the Senior Certificates may incur a loss. [In the event the Reserve Fund is depleted before the available subordination amount is reduced to zero, holders of the Senior Certificates will nevertheless have a preferential right to receive current distributions from the Mortgage Loans to the extent of such available subordination amount.] Holders of the Senior Certificates will bear [their proportionate share of] any losses realized on the Mortgage Loans in excess of the available subordination amount. See "Description of the Certificates -- Priority of Distribution among Certificates" herein.]

[The Reserve Fund]

      [The protection afforded to Senior Certificateholders from the subordination feature described above will be effected both by the preferential right of Senior Certificateholders to receive current distributions from the Mortgage Pool and by the establishment of the reserve fund (the "Reserve Fund").]

      [The Reserve Fund will be established with a financial institution acceptable to the Rating Agencies to cover a specified amount of certain losses arising from Liquidated Mortgages, special hazards, and Mortgagor bankruptcy, as set forth in the Agreement and as further described below. The initial amount of the Reserve Fund is expected to be approximately $_________, which is equal to the sum of (i) [ ], with respect to special hazard losses, (ii) $___ with respect to liquidation losses on the Mortgage Loans and (iii) $_________, with respect to bankruptcy losses, or such other amounts as are acceptable to the Rating Agencies in each case. The initial coverage amount of the Reserve Fund is based on the Mortgage Loans expected to be included in the Mortgage Pool on the Closing Date, and is subject to change based on changes in the Mortgage Pool prior to that date. See "The Mortgage Pool" herein.

      Special Hazard Coverage

      Special hazard coverage under the Reserve Fund will initially equal approximately $________. On each anniversary of the Cut-off Date, special hazard coverage will be reduced to an amount equal to the amount determined in accordance with the Agreement. However, if special hazard coverage as of such anniversary date has been reduced to an amount less than such amount by reason of payment of special hazard losses, neither the Depositor nor the Master Servicer will be obligated to increase the amount of special hazard coverage on such anniversary of the Cut-off Date.

      Bankruptcy Coverage

      A portion of the principal balance of a Mortgage Loan may become unsecured pursuant to a ruling under the federal Bankruptcy Code, resulting in a shortfall in payment of principal and interest resulting from the recasting of any originally scheduled monthly principal and interest payment pursuant to a ruling under the Bankruptcy Code. Bankruptcy coverage under the Reserve Fund will be established in the amount of $________, and will be reduced thereafter as permitted under the Agreement.

      Additional Information

      The amount of coverage of the Reserve Fund may be canceled or reduced from time to time for each of the risks covered, provided that the then current ratings of the Certificates assigned by the Rating Agencies are not adversely affected thereby. In addition, a letter of credit or other collateral may be substituted for the Reserve Fund to the extent acceptable to the Rating Agencies.

      The Master Servicer will be required to instruct the Trustee from time to time to make withdrawals from the Reserve Fund for the benefit of the Certificateholders.

      The coverage amount for each type of coverage under the Reserve Fund will be reduced over the life of the Certificates by the aggregate amount of any withdrawals from the Reserve Fund with respect to special hazard losses, liquidation losses or bankruptcy losses, respectively. The amount for each type of coverage may otherwise be reduced to the extent acceptable to the Rating Agencies. If the aggregate amount of withdrawals from the Reserve Fund with respect to a given category of loss reaches the maximum coverage amount for such category, any further losses will be borne by the Certificateholders.]

[Special Hazard Insurance Policy]

      Subject to the limitations described below, the Special Hazard Insurance Policy covers (i) loss by reason of damage to Mortgaged Properties caused by certain hazards (including earthquakes and, to a limited extent, mud flows and floods) not insured against under the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located or under a flood insurance policy if the Mortgaged Property is located in a federally designated flood area and (ii) loss for partial damage caused by reason of the application of the coinsurance clause contained in hazard insurance policies. See "Credit Enhancement--Special Hazard Insurance Policies" in the Prospectus for a description of the hazard insurance and flood insurance coverages required to be maintained for Mortgage Loans. Claims under the Special Hazard Insurance Policy are limited initially to __% of the Pool Principal Balance or [____ the

Principal Balance of the Mortgage Loan with the highest outstanding principal balance at the Cut-off Date, whichever is greater.

      The special hazard insurance policy (the "Special Hazard Insurance Policy") will be issued by _________, a __________ corporation (the "Special Hazard Insurer"). At _________, ____, the Special Hazard Insurer had total assets of approximately $____ million and total policy holders' surplus of $____ million. The claim-paying ability of the Special Hazard Insurer is presently rated ______ by __________.]

[Spread Account]

      Pursuant to the Agreement, there shall be established with the Trustee a separate trust account (the "Spread Account"), for the benefit of the holders of the Certificates, into which the Trustee will deposit upon receipt from the Master Servicer on each Distribution Date, [prior to making any payments to the Certificateholders], the excess, if any, of the aggregate interest [accrued] [received] during the related Due Period on all of the Mortgage Notes at their respective Mortgage Rates [(including the portion of any advance allocable thereto)] over the sum of (i) the Senior Interest Distribution Amount for the [Class A] Certificates, (ii) the Monthly Premium due to the Certificate Guaranty Insurer, (iii) any fees due to the issuers of any Letters of Credit (as defined herein) and (iv) the Master Servicing Fee (such excess with respect to each Distribution Date, the "Excess Spread"). [Unless otherwise specified by the Certificate Guaranty Insurer,] the Trustee is required to retain 100% of the Excess Spread (the "Periodic Excess Spread Amount") in the Spread Account until the amount on deposit therein is equal to an amount specified in the Agreement (the "Base Spread Account Requirement"). After the amount on deposit in the Spread Account is equal to the Base Spread Account Requirement, the amount required to be on deposit in the Spread Account at any time (the "Specified Spread Account Requirement") may be reduced over time as specified in the Agreement. The percentage used in determining the Periodic Excess Spread Amount may be reduced at the sole discretion of the Certificate Guaranty Insurer [with the consent of each person obligated to reimburse issuers of any Letters of Credit on deposit in the Spread Account for outstanding drawings thereunder (each such person, an "Account Party"),] and the Base Spread Account Requirement may be reduced at the sole discretion of the Certificate Guaranty Insurer, in each case without the consent of any Certificateholder.

      The Agreement permits the Spread Account to be funded in part by one or more letters of credit (each, a "Letter of Credit") issued by banks, trust companies or other institutions having on the date of delivery of such Letter of Credit debt ratings acceptable to Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), and having certain other qualifications set forth in the Agreement. Amounts available to be drawn under any Letter of Credit will be deemed to be on deposit in the Spread Account.

      On each Distribution Date amounts, if any, on deposit in the Spread Account will be available to fund any shortfall between the Available Funds for payments to [Class A] Certificateholders and the Senior Distribution Amount; provided that, on and after the date (the "Spread Account Cross-Over Date") on which the aggregate withdrawals from the Spread Account to cover shortfalls in amounts payable on the [Class A] Certificates attributable to liquidation losses on Liquidated Mortgages (such withdrawals, "Cumulative Spread Account Receipts") equal an amount specified in the Agreement (the "Subordinated Amount"), no further withdrawals with respect to shortfalls in the amounts required to be paid to the [Class A] Certificateholders may be made from the Spread Account, and the Specified Spread Account Requirement will thereafter be zero. In addition, the Agreement provides that the Specified Spread Account Requirement for any date shall in no event be greater than the Subordinated Amount as of such date.

      On each Distribution Date, any amounts constituting (i) Excess Spread in excess of the Periodic Excess Spread Amount (the "Remainder Excess Spread Amount"), (ii) amounts in the Spread Account in excess of the Specified Spread Account Requirement as of such Distribution Date (any such amount, a "Spread Account Excess") and (iii) after the Cross-Over Date, the entire Excess Spread, will be distributed to the Class R Certificateholders after repayment of [outstanding draws under any Letters of Credit and of] unreimbursed Advances to the Master Servicer.

      Neither the Class R Certificateholders nor the Master Servicer will be required to refund any amounts properly distributed to them, regardless of whether there are sufficient funds on a subsequent Distribution Date to make a full payment to Class A Certificateholders of the amount required to be paid to such Certificateholders.

      The funding and maintenance of the Spread Account is intended to enhance the likelihood of timely payment to [Class A] Certificateholders of the Senior Distribution Amount; however, in certain circumstances, the Spread Account could be depleted or reduced by the Certificate Guaranty Insurer and shortfalls could result. The Spread Account will be funded with Excess Spread from all Mortgage Loans, [without regard to Mortgage Loan Group] and will be available for distributions to all of the [Class A] Certificates.

      Notwithstanding the depletion or reduction of the Spread Account, the Certificate Guaranty Insurer will be obligated to make Insured Payments on each Distribution Date to fund the full amount of the Senior Distribution Amount on such Distribution Date.]

Limited Guarantee

      On or before the Closing Date, the Master Servicer will obtain a limited guarantee (the "Limited Guarantee") issued by CIT, in favor of the Trustee on behalf of the [Class __] Certificateholders. The Limited Guarantee will provide for coverage of the distribution due on the [Class _] Certificates on each Distribution Date. On each Distribution Date, CIT will make available to the
Trustee the amount of any insufficiency in the amount available as of such Distribution Date which is necessary to distribute to the [Class _] Certificateholders the ______________ on such Distribution Date (each, a "Guarantee Payment"). Any such Limited Guarantee will be limited to payments of principal on the Class __ Certificates aggregating not more than $_____, and a portion of the coverage of any such Limited Guarantee will be separately allocated to ____________.

                 [THE CERTIFICATE GUARANTY INSURANCE POLICY AND
                        THE CERTIFICATE GUARANTY INSURER]

      The following information has been furnished by the Certificate Guaranty Insurer for use herein. Reference is made to Exhibit A for specimens of the Certificate Guaranty Insurer's Certificate Guaranty Insurance Policy for the [Class _] Certificates.

      On or before the Closing Date, the Servicer will obtain the certificate guaranty insurance policy (the "Certificate Guaranty Insurance Policy") from __________ (the "Certificate Guaranty Insurer"), in favor of the Trustee on behalf of the [Class _] Certificateholders. The Certificate Guaranty Insurance Policy unconditionally and irrevocably guarantees to any Owner (as described below) that an amount equal to each full and complete Insurance Payment will be received by the Trustee, on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Certificate Guaranty Insurer's obligations under the Certificate Guaranty Insurance Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Certificate Guaranty Insurance Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the [Class _] Certificates, unless such acceleration is at the sole option of the Certificate Guaranty Insurer. See "The Agreement--Termination; Purchase of Mortgage Loans" in the Prospectus.

      Notwithstanding the foregoing paragraph, the Certificate Guaranty Insurance Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). Further, the Certificate Guaranty Insurance Policy does not guaranty payment of __________.

      The Certificate Guaranty Insurer will pay any Insured Payment that is a Preference Amount (as described below) on the Business Day (as defined in the Agreement) following receipt on a Business Day by the Fiscal Agent (as defined below) of (i) a certified copy of such order, (ii) an opinion of counsel satisfactory to the Certificate Guaranty Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Certificate Guaranty Insurer, irrevocably assigning to the Certificate Guaranty Insurer all rights and claims of the Owner relating to or arising under the applicable [Class _] Certificates against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Certificate Guaranty Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Certificate Guaranty Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the applicable [Class _] Certificate to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

      The Certificate Guaranty Insurer will pay nay other amount payable under the Certificate Guaranty Insurance Policy no later than 12:00 noon New York City time on the later of the Distribution Date on which the related amount is due or the Business Day following receipt in New York, New York on a Business Day by _______, as Agent for the Certificate Guaranty Insurer or any successor fiscal agent appointed by the Certificate Guaranty Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claims under the Certificate Guaranty Insurance Policy, such Notice shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Certificate Guaranty Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

      Insured Payments due under the Certificate Guaranty Insurance Policy, unless otherwise stated in the Certificate Guaranty Insurance Policy, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

      The Fiscal Agent is the agent of the Certificate Guaranty Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Certificate Guaranty Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under the Certificate Guaranty Insurance Policy.

      As used in the Certificate Guaranty Insurance Policy, the following terms shall have the following meanings:

      "Deficiency Amount" means with respect to any Distribution Date, ________.

      "Insured Payment" means (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.

      "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the related Certificate Guaranty Insurance Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

      "Owner" means each [Class _] Certificateholder (other than the Trust) who, on the applicable Distribution Date, is entitled under the terms of the applicable [Class _] Certificates to payment thereunder.

      "Preference Amount" means any amount previously distributed to an Owner on the Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

      Capitalized terms used in the Certificate Guaranty Insurance Policy and not otherwise defined therein shall have the respective meanings set forth in the Agreement as of the date of execution of the Certificate Guaranty Insurance Policy, without giving effect to any subsequent amendment or modification to the Agreement.

      The Certificate Guaranty Insurance Policy will be issued under and pursuant to, and shall be construed under, the laws of the State of ___________, without giving effect to the conflict of laws principles thereof.

      The insurance provided by the Certificate Guaranty Insurance Policy is not covered by the __________ Fund specified in _______ of the __________ Insurance Law.

      The Certificate Guaranty Insurance Policy is not cancelable for any reason. The premiums on the Certificate Guaranty Insurance Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the [Class _] Certificates.

      The table below presents selected financial information of the Certificate Guaranty Insurer determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities ("SAP") and generally accepted accounting principles ("GAAP"):

                                 [INSERT TABLE]

      Audited financial statements of the Certificate Guaranty Insurer as of ______ and each of the three years and each of the three years in the period ended __________ are included herein as Exhibit B. Unaudited financial statements of the Certificate Guaranty Insurer for the ___ month period ended ______ are included herein as Exhibit C. Such financial statements have been prepared on the basis of GAAP. Copies of the Certificate Guaranty Insurer's 199____ year end audited financial statements prepared in accordance with statutory accounting practices are available from the Certificate Guaranty Insurer. The address of the Certificate Guaranty Insurer is _______________.

      The Certificate Guaranty Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus Supplement or the Prospectus or any information or disclosure contained herein or therein, or omitted herefrom or therefrom, other than with respect to the accuracy of the information regarding the Certificate Guaranty Insurance Policy and the Certificate Guaranty Insurer set forth under the heading "The Certificate Guaranty Insurance Policy and the Certificate Guaranty Insurer" herein and in Exhibits A, B and C hereto.

                                 USE OF PROCEEDS

      The Depositor will apply the net proceeds of the sale of the Offered Certificates [(together with the net proceeds of the sale of the Subordinated Certificates)] to pay to the Seller the purchase price of the Mortgage Loans and to pay certain expenses of the offering.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following is a general discussion of certain of the anticipated federal income tax consequences of the purchase, ownership and disposition of the Certificates offered hereby. The discussion, and the opinions referred to below, are based on laws, regulations, rulings and decisions now in effect (or, in the case of certain regulations, proposed), all of which are subject to change or possibly differing interpretations. The discussion below does not purport to deal with federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of Certificates. For purposes of this tax discussion (except with respect to information reporting, or where the context indicates otherwise), the terms "Certificateholder" and "holder" mean the beneficial owner of a Certificate.

[REMIC Election

      Under the Internal Revenue Code of 1986, as amended (the "Code"), an election will be made to treat the Trust [or certain assets of such Trust as a REMIC]. [Certificateholders will also have the benefit of a Reserve Fund and of certain agreements (each, a "Yield Supplement Agreement") under which payment will be made from the Reserve Fund in the event that interest accrued on the Mortgage Loans at their Mortgage Interest Rates is insufficient to pay interest on the Certificates (a "Basis Risk Shortfall"). The [Class __] Certificates will be designated as "regular interests" ("REMIC Regular Certificates") in the REMIC (within the meaning of Section 860G(a)(1) of the Code) and the Class R Certificate will be designated as the "residual interest" ("REMIC Residual Certificates") in the REMIC (within the meaning of Section 860G(a)(2) of the
Code).

      Qualification as a REMIC. Qualification as a REMIC involves ongoing compliance with certain requirements and the following discussion assumes that such requirements will be satisfied by the Trust as long as there are any Certificates outstanding. Substantially all of the assets of the REMIC must consist of "qualified mortgages" and "permitted investments" as of the close of the third month beginning after the day on which the REMIC issues all of its regular and residual interests (the "Startup Day") and at all times thereafter. The term "qualified mortgage" means any obligation (including a participation or certificate of beneficial ownership in such obligation) which is principally secured by an interest in real property that is transferred to the REMIC on the Startup Day in exchange for regular or residual interests in the REMIC or is purchased by the REMIC within the three-month period beginning on the Startup Day if such purchase is pursuant to a fixed price contract in effect on the Startup Day. The regulations under sections 860A through 860G of the Code (the "REMIC Regulations") provide that an obligation is principally secured by an interest in real property if the fair market value of the real property securing the obligation is at least equal to either (i) 80% of the issue price (generally, the principal balance) of the obligation at the time it was originated, or (ii) 80% of the adjusted issue price (the then-outstanding principal balance, with certain adjustments) of the obligation at the time it is contributed to a REMIC. In the case of a second or other junior mortgage, the fair market value of the underlying real property must be reduced by the amount of any lien that is senior to such mortgage, and must be further reduced by a proportionate amount of any lien which is in parity with such mortgage. Alternatively, an obligation is principally secured by an interest in real property if substantially all of the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation (other than the personal liability of the obligor). A qualified mortgage also includes a qualified replacement mortgage that is used to replace any qualified mortgage within three months of the Startup Day or to replace a defective mortgage within two years of the Startup Day.

      Permitted Investments. Permitted investments consist of (a) temporary investments of cash received under qualified mortgages before distribution to holders of interests in the REMIC ("cash-flow investments"), (b) amounts, such as a fund (a "reserve fund"), if any, reasonably required to provide for full payment of expenses of the REMIC, the principal and interest due on regular or residual interests in the event of defaults on qualified mortgages, lower than expected returns on cash-flow investments, prepayment interest shortfalls or certain other contingencies ("qualified reserve assets"), and (c) certain property acquired as a result of foreclosure of defaulted qualified mortgages ("foreclosure property"). Certain credit enhancement arrangements which provide for full or partial payment on one or more classes of REMIC Regular Certificates in the event of defaults or delinquencies on qualified mortgages, unanticipated losses or expenses incurred by the REMIC or lower than expected returns on cash flow investments are not treated as separate assets of the REMIC under the REMIC Regulations and payments under such arrangements are treated as payments received on qualified mortgages. In addition, the REMIC Regulations do not treat certain reserve funds maintained outside of the REMIC as an asset of the REMIC. A reserve fund will not be qualified if more than 30% of the gross income from the assets in the reserve fund is derived from the sale or other disposition of property held for less than three months, unless such sale is necessary to prevent a default in payment of principal or interest on a regular interest as the result of a default on a qualified mortgage. In accordance with Section 860G(a)(7) of the Code, a reserve fund must be "promptly and appropriately" reduced as payments on Mortgage Loans are received. Foreclosure property will be a permitted investment only to the extent that such property is not held for more than two years.

      The Code requires that in order to qualify as a REMIC an entity must make reasonable arrangements designed to ensure that certain specified entities, generally including governmental entities or other entities that are exempt from United States tax, including the tax on unrelated business income ("Disqualified Organizations"), not hold residual interests in the REMIC. Consequently, in the case of any Trust for which a REMIC election is made the transfer, sale or other disposition of a REMIC Residual Certificate to a Disqualified Organization will be prohibited and the ability of a REMIC Residual Certificate to be transferred will be conditioned on the Trustee's receipt of a certificate or other document representing that the proposed transferee is not a Disqualified Organization. The transferor of a REMIC Residual Certificate must not, as of the time of the transfer, have actual knowledge that such representation is false. The Code further requires that reasonable arrangements must be made to enable a REMIC to provide the Internal Revenue Service (the "Service") and certain other parties, including transferors of residual interests in a REMIC, with the information needed to compute the tax imposed by Section 860E(e)(1) of the Code if, in spite of the steps taken to prevent Disqualified Organizations from holding residual interests, such an organization does, in fact, acquire a residual interest.

      If the Trust fails to comply with one or more of the ongoing requirements for qualification as a REMIC, the Trust will not be treated as a REMIC for the year during which such failure occurs and thereafter unless the Service determines, in its discretion, that such failure was inadvertent (in which case, the Service may require any adjustments which it deems appropriate). [Failure to treat the Trust as a REMIC may cause the Trust to be treated as an association taxable as a corporation. Such treatment could result in income of the Trust being subject to corporate tax in the hands of the Trust and in a reduced amount being available for distribution to Certificateholders as a result of the payment of such taxes.]

Certificates

      With respect to each series of Certificates, the Trustee will agree in the Agreement to elect to treat the related Trust [or certain assets of such Trust] as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. Upon the issuance of each series of Certificates, Schulte Roth & Zabel LLP, counsel to the Depositor, will deliver its opinion generally to the effect that, with respect to each series of Certificates for which a REMIC election is to be made, under then existing law and assuming (i) a proper and timely REMIC election, and (ii) ongoing compliance with the provisions of the Agreement and applicable provisions of the Code and applicable Treasury regulations and rulings, and in reliance upon the representations and warranties in the Agreement, at the initial issuance of Certificates in such Series, the related Trust or certain assets of such Trust will be a REMIC and the Certificates will be considered to evidence ownership of "regular interests" in the REMIC within the meaning of Section 860G(a)(1) of the Code or "residual interests" in the REMIC within the meaning of the Section 860G(a)(2) of the Code.

      [Holders of the REMIC Regular Certificates who are entitled to payments from the Reserve Fund in the event of a Basis Risk Shortfall will be required to allocate their purchase price between their beneficial ownership interests in the related REMIC regular interests and Yield Supplement Agreements, and will be required to report their income realized with respect to each, calculated taking into account such allocation. In general, such allocation would be based on the respective fair market values of the REMIC regular interests and the related Yield Supplement Agreements on the date of purchase of the related Certificate. No representation is or will be made as to the fair market value of the Yield Supplement Agreements or the relative values of the REMIC regular interests and the Yield Supplement Agreements, upon initial issuance of the related REMIC Regular Certificates or at any time thereafter. Holders of the REMIC Regular Certificates are advised to consult their own tax advisors concerning the determination of such fair market values. Under the Agreement, holders of applicable classes of REMIC Regular Certificates will agree that, for federal income tax purposes, they will be treated as owners of the respective class of regular interests and of the corresponding Yield Supplement Agreement.]

      Status of Certificates as Real Property Loans. The Certificates will be "real estate assets" for purposes of Section 856(c)(5)(A) of the Code and a "regular . . . interest in a REMIC" within the meaning of Section 7701(a)(19)(C)(xi) of the Code (assets qualifying under one or more of those sections, applying each section separately, "qualifying assets") to the extent that the REMIC's assets are qualifying assets. However, if at least 95 percent of the REMIC's assets are qualifying assets, then 100 percent of the Certificates will be qualifying assets, but not to the extent that the Trust's assets consist of Yield Supplement Agreements. Similarly, income on the Certificates will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, subject to the limitations of the preceding two sentences. [In addition to Mortgage Assets, the REMIC's assets will include payments on Mortgage Assets held pending distribution to holders of Certificates, amounts in reserve accounts (if any), other credit enhancements (if any) and possibly Buydown Funds.] The Mortgage Assets generally will be qualifying assets under all three of the foregoing sections of the Code. However, Mortgage Assets that are not secured by residential real property or real property used primarily for church purposes may not constitute qualifying assets under Section 7701(a)(19)(c)(v) of the Code. The REMIC Regulations treat (credit enhancements) as part of the mortgage or pool of mortgages to which they relate, and therefore (credit enhancements) generally should be qualifying assets. Regulations issued in conjunction with the REMIC Regulations provide that amounts paid on Mortgage Assets and held pending distribution to holders of Certificates ("cash flow investments") will be treated as qualifying assets. [It is unclear whether reserve funds or Buydown Funds would also constitute qualifying assets under any of those provisions.] In certain instances, the principal balance of a Mortgage Loan may exceed the value of the Mortgaged Property which secures such Mortgage Loan. Although no specific authority addresses this issue, in such instances, the extent to which such a Mortgage Loan may be treated as a qualifying asset and the extent to which interest on such a Mortgage Loan comprises "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code may be limited. REMIC Regular Certificates held by a regulated investment company or a real estate investment trust will not constitute "Government Securities" within the meaning of Sections 851(b)(4)(A)(i) and 856(c)(5)(A) of the Code, respectively.

[Tiered REMIC Structures

      Two or more separate elections will be made to treat [designated portions of the related Trust] as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of the Certificates, Schulte Roth & Zabel LLP will deliver its opinion generally to the effect that, assuming (i) proper and timely REMIC elections and (ii) compliance with all provisions of the

Agreement and applicable provisions of the Code and applicable Treasury regulations and rulings, and in reliance upon the representations and warranties in the Agreement at the initial issuance of Certificates, the Tiered REMICs will each qualify as a REMIC and the Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of "regular interests" or "residual interests" in the related REMIC within the meaning of the REMIC provisions of the Code.

      Solely for purposes of determining whether the Certificates will be "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section  856(c)(3)(B)  of the Code,  the  Tiered  REMICs  will be treated as one
REMIC.]

REMIC Regular Certificates

      Current Income on REMIC Regular Certificates -- General. Except as otherwise indicated herein, the REMIC Regular Certificates will be treated for federal income tax purposes (but not necessarily for accounting or other purposes) as debt instruments that are issued by the REMIC on the date of issuance of the REMIC Regular Certificates and not as ownership interests in the REMIC or the REMIC's assets. Stated interest on a REMIC Regular Certificate will be taxable as ordinary income. Holders of REMIC Regular Certificates who would otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

      Under Temporary Treasury Regulations, if a Trust, with respect to which a REMIC election is made, is considered to be a "single-class REMIC," a portion of the REMIC's servicing fees, administrative and other non-interest expenses, including assumption fees and late payment charges retained by the Master Servicer [or the Depositor] will be allocated as a separate item to those holders of REMIC Regular Certificates that are "pass-through interest holders". Generally, a single-class REMIC is defined as a REMIC that would be treated as a fixed investment trust under applicable law but for its qualification as a REMIC, or a REMIC that is substantially similar to an investment trust but is structured with the principal purpose of avoiding this allocation requirement imposed by the Temporary Treasury Regulations. Generally, a pass-through interest holder refers to individuals, entities taxed as individuals, such as certain trusts and estates, which hold their REMIC Regular Certificates either directly or through certain pass-through entities. Such a holder of a REMIC Regular Certificate in a single-class REMIC will be allowed to deduct the foregoing expenses under Section 212 of the Code only to the extent that, in the aggregate and combined with certain other miscellaneous itemized deductions, they exceed 2% of the adjusted gross income of the holder. In addition, Section 68 of the Code provides that the amount of certain itemized deductions
(including those provided for in Section 212 of the Code) otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds an inflation-adjusted threshold amount specified in the Code ($121,200 for taxable years beginning in 1997, in the case of a joint return) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the specified threshold amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. As a result of the foregoing limitations, certain holders of REMIC Regular Certificates in "single-class REMICs" may not be entitled to deduct all of any part of the foregoing expenses.

      Payments of interest on REMIC Regular Certificates may be based on a fixed rate, a variable rate as permitted by the REMIC Regulations, or may consist of a specified portion of the interest payments on qualified mortgages where such portion does not vary during the period the REMIC Regular Certificate is outstanding. The definition of a variable rate for purposes of the REMIC Regulations is based on the definition of a qualified floating rate for purposes of the rules governing original issue discount set forth in Sections 1271 through 1275 of the Code and the regulations thereunder (the "OID Regulations") with certain modifications and permissible variations. See "REMIC Regular Certificates-Current Income on REMIC Regular Certificates -- Original Issue Discount---Variable Rate REMIC Regular Certificates," below, for a discussion of the definition of a qualified floating rate for purposes of the OID Regulations. In contrast to the OID Regulations, for purposes of the REMIC Regulations, a qualified floating rate does not include any multiple of a qualified floating rate (also excluding multiples of qualified floating rates that themselves would constitute qualified floating rates under the OID Regulations), and the characterization of a variable rate that is subject to a cap, floor or similar restriction as a qualified floating rate for purpose of the REMIC Regulations will not depend upon the OID Regulations relating to caps, floors, and similar restrictions. See "REMIC Regular Certificates-Current Income on REMIC Regular Certificates--Original Issue Discount---Variable Rate REMIC Regular Certificates," below, for a discussion of the OID Regulations relating to caps, floors and similar restrictions. A qualified floating rate, as defined above for purposes of the REMIC Regulations (a "REMIC qualified floating rate"), qualifies as a variable rate for purposes of the REMIC Regulations if such REMIC qualified floating rate is set at a "current rate" as defined in the OID Regulations. In addition, a rate equal to the highest, lowest or an average of two or more REMIC qualified floating rates qualifies as a variable rate for REMIC purposes. A REMIC Regular Certificate also may have a variable rate based on a weighted average of the interest rates on some or all of the qualified mortgages held by the REMIC where each qualified mortgage taken into account has a fixed rate or a variable rate that is permissible under the REMIC Regulations. Further, a REMIC Regular Certificate may have a rate that is the product of a REMIC qualified floating rate or a weighted average rate and a fixed multiplier, is a constant number of basis points more or less than a REMIC qualified floating rate or a weighted average rate, or is the product, plus or minus a constant number of basis points, of a REMIC qualified floating rate or a weighted average rate and a fixed multiplier. An otherwise permissible variable rate for a REMIC Regular Certificate, described above, will not lose its character as such because it is subject to a floor or a cap, including a "funds available cap" as that term is defined in the REMIC Regulations. Lastly, a REMIC Regular Certificate will be considered as having a permissible variable rate if it has a fixed or otherwise permissible variable rate during one or more payment or accrual periods and different fixed or otherwise permissible variable rates during other payment or accrual periods.

      [Original Issue Discount. REMIC Regular Certificates of certain series will be issued with "original issue discount" within the meaning of Section 1273(a) of the Code ("OID"). Holders of REMIC Regular Certificates issued with original issue discount generally must include original issue discount in gross income for federal income tax purposes as it accrues, in advance of receipt of the cash attributable to such income, under a method that takes account of the compounding of interest. The Code requires that information with respect to the original issue discount accruing on any REMIC Regular Certificate be reported periodically to the Service and to certain categories of holders of such REMIC Regular Certificates.

      Each Trust will report original issue discount, if any, to the holders of REMIC Regular Certificates based on the OID Regulations. The OID Regulations were effective April 4, 1994. Proposed OID Regulations concerning contingent payments have not been finalized. Certificateholders should be aware that the OID Regulations do not address certain issues relevant to prepayable securities such as the REMIC Regular Certificates.

      These rules provide that, in the case of a debt instrument such as a REMIC Regular Certificate, (i) the amount and rate of accrual of original issue discount will be calculated based on a reasonable assumed prepayment rate (the "Prepayment Assumption"), and (ii) adjustments will be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the Prepayment Assumption. The method for determining the appropriate assumed prepayment rate will eventually be set forth in Treasury regulations, but those regulations have not yet been issued. The applicable legislative history indicates, however, that such regulations will provide that the assumed prepayment rate for securities as the REMIC Regular Certificates will be the rate used in pricing the initial offering of the securities. The Prepayment Assumption is ____________ but no representation is made that the REMIC Regular Certificates will, in fact, prepay at a rate based on the Prepayment Assumption or at any other rate.

      In general, a REMIC Regular Certificate will be considered to be issued with original issue discount if its stated redemption price at maturity exceeds its issue price. Except as discussed below under "Payment Lag REMIC Regular
Certificates," and "Qualified Stated Interest," and in the case of certain Variable Rate REMIC Regular Certificates (as defined herein) and accrual certificates, the stated redemption price at maturity of a REMIC Regular Certificate is its principal amount. The issue price of a REMIC Regular Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the class of REMIC Regular Certificates was sold. If a portion of the initial offering price of a REMIC Regular Certificate is allocable to interest that has accrued prior to its date of issue, the issue price of such a REMIC Regular Certificate will be computed by including pre-issuance accrued interest. The issue price will be reduced if any portion of such price is allocable to a related Yield Supplement Agreement. Notwithstanding the general definition of original issue discount, such discount will be considered to be zero for any REMIC Regular Certificate on which such discount is less than 0.25% of its stated redemption price at maturity multiplied by its weighted average life. Although there is some uncertainty, in the absence of authority to the contrary, the Depositor expects to compute the weighted average life of a REMIC Regular Certificate for purposes of this de minimis rule as the sum, for all distributions included in the stated redemption price at maturity of the REMIC Regular Certificate, of the amounts determined by multiplying (i) the number of complete years (rounding down for partial years) from the date of initial issuance of Certificates, (the "Closing Date") to the date on which each such distribution is expected to be made, determined under the Prepayment Assumption, by (ii) a fraction, the numerator of which is the amount of such distribution and the denominator of which is the REMIC Regular Certificate's stated redemption price at maturity. Generally, the original holder of a REMIC Regular Certificate that includes a de minimis amount of original issue discount includes that original issue discount in income as principal payments are made. The amount includable in income with respect to each principal payment equals a pro rata portion of the entire amount of de minimis original issue discount with respect to that REMIC Regular Certificate. Any de minimis amount of original issue discount includable in income by a holder of a REMIC Regular Certificate is generally treated as a capital gain if the REMIC Regular Certificate is a capital asset in the hands of the holder thereof.

      The holder of a REMIC Regular Certificate issued with original issue discount must include in gross income the sum of the "daily portions" of such original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount are determined first by calculating the portion of the original issue discount that accrued during each period (an "accrual period") that begins on the date following a Distribution Date (or in the case of the first such period, begins on the Closing Date) and ends on the next succeeding Distribution Date. The original issue discount accruing during each accrual period is then allocated ratably to each day during such period to determine the daily portion of original issue discount for that day.

      The portion of the original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions to be made on the REMIC Regular Certificate, if any, in future periods, and (B) the distributions made on the REMIC Regular Certificate during the accrual period that are included in such REMIC Regular Certificate's stated redemption price at maturity, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (i) assuming that the REMIC Regular Certificates will be prepaid in future periods at a rate computed in accordance with the Prepayment Assumption, and (ii) using a discount rate equal to the original yield to maturity of the REMIC Regular Certificates. For these purposes, the original yield to maturity of the REMIC Regular Certificates will be calculated based on their issue price and assuming that the REMIC Regular Certificates will be prepaid in accordance with the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such REMIC Regular Certificate, increased by the portion of the original issue discount that has accrued during prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods that were included in such REMIC Regular Certificate's stated redemption price at maturity.

      The daily portions of original issue discount may increase or decrease depending on the extent to which the actual rate of prepayments diverges from the Prepayment Assumption. If original issue discount accruing during any accrual period computed as described above is negative, it is likely that a holder will be entitled to offset such amount only against positive original issue discount accruing on such REMIC Regular Certificate in future accrual periods.

Although not entirely fee from doubt, such a holder may be entitled to deduct a loss to the extent that its remaining basis would exceed the maximum amount of future payments to which such holder is entitled. It is unclear whether the Prepayment Assumption is taken into account for this purpose.

      A subsequent holder which purchases a REMIC Regular Certificate issued with original issue discount at a cost less than its remaining stated redemption price at maturity will also generally be required to include in gross income, for each day on which it holds such REMIC Regular Certificate, the daily portions of original issue discount with respect to the REMIC Regular Certificate, calculated as described above. However, if (i) the excess of the remaining stated redemption price at maturity over such cost is less than (ii) the aggregate amount of such daily portions for all days after the date of purchase until final retirement of such REMIC Regular Certificate, then such daily portions will be reduced proportionately in determining the income of such holder.

      Qualified Stated Interest. Unless interest payable on a REMIC Regular Certificate constitutes "qualified stated interest" for purposes of the OID Regulations, such interest payments will be includable in the stated redemption price at maturity of the REMIC Regular Certificate. Interest payments will not qualify as qualified stated interest unless the interest payments are "unconditionally payable." Under the OID Regulations, there is some uncertainty as to treating stated interest on a debt obligation like a REMIC Regular
Certificate as "unconditionally payable." In the absence of authority to the contrary, Depositor expects to treat stated interest of REMIC Regular Certificates as unconditionally payable.]

      Premium. A purchase of a REMIC Regular Certificate that purchases such REMIC Regular Certificate at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased such REMIC Regular Certificate at a premium, and may, under Section 171 of the Code, elect to amortize such premium under a constant yield method over the life of the REMIC Regular Certificate. In addition, it appears that the same methods that apply to the accrual of market discount on installment obligations are intended to apply in computing the amortizable bond premium deduction with respect to a REMIC Regular Certificate. It is not clear, however, (i) whether the alternatives to the constant-yield method which may be available for the accrual of market discount are available for amortizing premium on REMIC Regular Certificates, and
(ii) whether the Prepayment Assumption should be taken into account in determining the term of a REMIC Regular Certificate for this purpose. Except as provided in regulations, amortizable premium will be treated as an offset to interest income on the REMIC Regular Certificate.

      [Payment Lag REMIC Regular Certificates. Certain REMIC Regular Certificates will provide for distributions of interest based on a period that is the same length as the interval between Distribution Dates but ends prior to each Distribution Date. The OID Regulations provide a special application of the de minimis rule for debt instruments with first accrual periods where the interest payable for the first period is at a rate which is effectively less than that which applies in all other periods. In such cases, for the sole purpose of determining whether original issue discount is de minimis, the OID
Regulations   provide  that  the  stated   redemption  price  is
equal to the instrument's issue price plus the greater of the amount of foregone interests or the excess (if any) of the instrument's stated principal amount over its issue price.]

      [Variable Rate REMIC Regular Certificates. Under the OID Regulations, REMIC Regular Certificates paying interest at a variable rate (a "Variable Rate REMIC Regular Certificate") are subject to special rules. A Variable Rate REMIC Regular Certificate will qualify as a "variable rate debt instrument" if (i) its issue price does not exceed the total noncontingent principal payments due under the Variable Rate REMIC Regular Certificate by more than a specified de minimis amount, and (ii) it provides for stated interest, paid or compounded at least annually, at (A) one or more qualified floating rates, (B) a single fixed rate and one or more qualified floating rates, (C) a single objective rate, or (D) a single fixed rate and a single objective rate that is a qualified inverse floating rate.

      A "qualified floating rate" is any variable rate where variations in the value of such rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the Variable Rate REMIC Regular Certificate is denominated. A multiple of a qualified floating rate will generally not itself constitute a qualified floating rate for purposes of the OID Regulations. However, a variable rate equal to (i) the product of a qualified floating rate and a fixed multiple that is greater than zero but not more than 1.35 or (ii) the product of a qualified floating rate and a fixed multiple that is greater than zero but not more than 1.35, increased or decreased by a fixed rate will constitute a qualified floating rate for purposes of the OID Regulations. In addition, under the OID Regulations, two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the Variable Rate REMIC Regular Certificate will be treated as a single qualified floating rate (a "Presumed Single Qualified Floating Rate"). Two or more qualified floating rates with values within 25 basis points of each other as determined on the Variable Rate REMIC Regular Certificate's issue date will be conclusively presumed to be a Presumed Single Qualified Floating Rate. Notwithstanding the foregoing, a variable rate that would otherwise constitute a qualified floating rate but which is subject to one or more restrictions such as a cap or floor, will not be a qualified floating rate for purposes of the OID Regulations unless the restriction is fixed throughout the term of the Variable Rate REMIC Regular Certificate or the restriction will not significantly affect the yield of the Variable Rate REMIC Regular Certificate.

      An "objective rate" is a rate that is not itself a qualified floating rate but which is determined using a single fixed formula and which is based upon (i) one or more qualified floating rates, (ii) one or more rates where each rate would be a qualified floating rate for a debt instrument denominated in a currency other than the currency in which the Variable Rate REMIC Regular Certificate is denominated, (iii) either the yield or changes in the price of one or more items of actively traded personal property, or (iv) a combination of rates described in (i), (ii) and (iii). The OID Regulations also provide that other variable rates may be treated as objective rates if so designated by the Service in the future. Despite the foregoing, a variable rate of interest on a Variable Rate REMIC Regular Certificate will not constitute an objective rate if it is reasonably expected that the average value of such rate during the first half of the Variable Rate REMIC Regular Certificate's term will be either significantly less than or significantly greater than the average value of the rate during the final half of the Variable Rate REMIC Regular Certificate's term. An objective rate will qualify as a "qualified inverse floating rate" if such rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the cost of newly borrowed funds. The OID Regulations also provide that if a Variable Rate REMIC Regular Certificate provides for stated interest at a fixed rate for an initial period of less than one year followed by a variable rate that is either a qualified floating rate or an objective rate and if the variable rate on the Variable Rate REMIC Regular Certificate's issue date is intended to approximate the fixed rate, then the fixed rate and the variable rate together will constitute either a single qualified floating rate or objective rate, as the case may be (a "Presumed Single Variable Rate"). If the value of the variable rate and the initial fixed rate are within 25 basis points of each other as determined on the Variable Rate REMIC Regular Certificate's issue date, the variable rate will be conclusively presumed to approximate the fixed rate.

      For Variable Rate REMIC Regular Certificates that qualify as a "variable rate debt instrument" under the OID Regulations and provide for interest at either a single qualified floating rate, a single objective rate, a Presumed Single Qualified Floating Rate or a Presumed Single Variable Rate throughout the term (a "Single Variable Rate REMIC Regular Certificate"), original issue discount is computed as described in "REMIC Regular Certificates-Current Income on REMIC Regular Certificates -- Original Issue Discount" based on the following: (i) stated interest on the Single Variable Rate REMIC Regular Certificate which is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually will constitute qualified stated interest and (ii) by assuming that the variable rate on the Single Variable Rate REMIC Certificate is a fixed rate equal to: (a) in the case of a Single Variable Rate REMIC Regular Certificate with a qualified floating rate or a qualified inverse floating rate, the value of, as of the issue date, of the qualified floating rate or the qualified inverse floating rate or (b) in the case of a Single Variable Rate REMIC Regular Certificate with an objective rate (other than a qualified inverse floating rate), a fixed rate which reflects the reasonably expected yield for such Single Variable Rate REMIC Regular Certificate.

      In general, any Variable Rate REMIC Regular Certificate other than a Single Variable Rate REMIC Regular Certificate (a "Multiple Variable Rate REMIC Regular Certificate") that qualifies as a "variable rate debt instrument" will be converted into an "equivalent" fixed rate debt instrument for purposes of determining the amount and accrual of original issue discount and qualified stated interest on the Multiple Variable Rate REMIC Regular Certificate. The OID Regulations generally require that such a Multiple Variable Rate REMIC Regular Certificate be converted into an "equivalent" fixed rate debt instrument by substituting any qualified floating rate or qualified inverse floating rate provided for under the terms of the Multiple Variable Rate REMIC Regular Certificate with a fixed rate equal to the value of the qualified floating rate or qualified inverse floating rate, as the case may be, as of the Multiple Variable Rate REMIC Regular Certificate's issue date. Any objective rate (other than a qualified inverse floating rate) provided for under the terms of the Multiple Variable Rate REMIC Regular Certificate is converted into a fixed rate that reflects the yield that is reasonably expected for the Multiple Variable Rate REMIC Regular Certificate. In the case of a Multiple Variable Rate REMIC Regular Certificate that qualifies as a "variable rate debt instrument" and provides for stated interest at a fixed rate in addition to either one or more qualified floating rates or a qualified inverse floating rate, the fixed rate is initially converted into a qualified floating rate (or a qualified inverse floating rate, if the Multiple Variable Rate REMIC Regular Certificate provides for a qualified inverse floating rate). Under such circumstances, the qualified floating rate or qualified inverse floating rate that replaces the fixed rate must be such that the fair market value of the Multiple Variable Rate REMIC Regular Certificate as of the Multiple Variable Rate REMIC Regular Certificate's issue date is approximately the same as the fair market value of an otherwise identical debt instrument that provides for either the qualified floating rate or qualified inverse floating rate rather than the fixed rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the Multiple Variable Rate REMIC Regular Certificate is then converted into an "equivalent" fixed rate debt instrument in the manner described above.

      Once the Multiple Variable Rate REMIC Regular Certificate is converted into an "equivalent" fixed rate debt instrument pursuant to the foregoing rules, the amount of original issue discount and qualified stated interest, if any, are determined for the "equivalent" fixed rate debt instrument by applying the original issue discount rules to the "equivalent" fixed rate debt instrument in the manner described in "REMIC Regular Certificates-Current Income on REMIC Regular Certificates--Original Issue Discount". A holder of the Multiple Variable Rate REMIC Regular Certificate will account for such original issue discount and qualified stated interest as if the holder held the "equivalent" fixed rate debt instrument. Each accrual period appropriate adjustments will be made to the amount of qualified stated interest or original issue discount assumed to have been accrued or paid with respect to the "equivalent" fixed rate debt instrument in the event that such amounts differ from the actual amount of interest accrued or paid on the Multiple Variable Rate REMIC Regular Certificate during the accrual period.

      The OID Regulations do not clearly address the treatment of a Variable Rate REMIC Regular Certificate that is based on a weighted average of the interest rates on underlying Mortgage Assets. Under the OID Regulations, interest payments on such a Variable Rate REMIC Regular Certificate may be characterized as qualified stated interest which is includable in income in a manner similar to that described in the previous paragraph. However, it is also possible that interest payments on such a Variable Rate REMIC Regular Certificate would be treated as contingent interest (possibly includable in income when the payments become fixed) or in some other manner.

      If a Variable Rate REMIC Regular Certificate does not qualify as a "variable rate debt instrument" under the OID Regulations, then the Variable
Rate REMIC Regular Certificate would be treated as a contingent payment debt obligation. It is not clear under current law how a Variable Rate REMIC Regular Certificate would be taxed if such REMIC Regular Certificate were treated as a contingent payment debt obligation.]

      [Interest-Only REMIC Regular Certificates. The Trust intends to report income from interest-only classes of REMIC Regular Certificates to the Service and to holders of interest-only REMIC Regular Certificates based on the assumption that the stated redemption price at maturity is equal to the sum of all payments determined under the Prepayment Assumption. As a result, such interest-only REMIC Regular Certificates will be treated as having original issue discount.]

      Market Discount. A holder that acquires a REMIC Regular Certificate at a market discount (that is, a discount that exceeds any unaccrued original issued discount) will recognize gain upon receipt of a principal distribution, regardless of whether the distribution is scheduled or is a prepayment. In particular, the REMIC Regular Certificateholder will be required to allocate that principal distribution first to the portion of the market discount on such REMIC Regular Certificate that has accrued but has not previously been includable in income, and will recognize ordinary income to that extent. In general terms, unless Treasury regulations when issued state otherwise, market discount on a REMIC Regular Certificate may be treated, at the REMIC Regular Certificateholder's election, as accruing either (i) under a constant yield method, taking into account the Prepayment Assumption, or (ii) in proportion to accruals of original issue discount (or, if there is no original issue discount, in proportion to payments of interest at the Pass-Through Rate).

      In addition, a holder may be required to defer deductions for a portion of the holder's interest expense on any debt incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. The deferred portion of any interest deduction would not exceed the portion of the market discount on the REMIC Regular Certificate that accrues during the taxable year in which such interest would otherwise be deductible and, in general, would be deductible when such market discount is included in income upon receipt of a principal distribution on, or upon the sale of, the REMIC Regular Certificate. The Code requires that information necessary to compute accruals of market discount be reported periodically to the Service and to certain categories of holders of REMIC Regular Certificates.

      Notwithstanding the above rules, market discount on a REMIC Regular Certificate will be considered to be zero if such discount is less than 0.25% of the remaining stated redemption price at maturity of such REMIC Regular Certificate multiplied by its weighted average remaining life. Although there is some uncertainty, in the absence of authority to the contrary, the Depositor expects to calculate the weighted average remaining life in a manner similar to weighted average life (described above under "Current Income on REMIC Regular Certificates-Original Issue Discount"), taking into account distributions (including prepayments) prior to the date of acquisition of such REMIC Regular Certificate by the subsequent purchaser. If market discount on a REMIC Regular Certificate is treated as zero under this rule, the actual amount of such discount must be allocated to the remaining principal distributions on the REMIC Regular Certificate, and when each such distribution is made, gain equal to the discount, if any, allocated to the distribution will be recognized.

      Election to Treat All Interest Under the Constant Yield Rules. The OID Regulations provide that all holders may elect to include in gross income all interest that accrues on a debt instrument by using the constant yield method. For purposes of this election, interest includes stated interest, original issue discount (including de minimis original issue discount), and market discount (including any de minimis market discount), as adjusted to account for any premium.

Holders should consult their own tax advisors regarding the availability or advisability of such an election.

      Sales of REMIC Regular Certificates. If a REMIC Regular Certificate is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Regular Certificate. A holder's adjusted basis in a REMIC Regular Certificate generally equals the cost of the REMIC Regular Certificate to the holder, increased by income reported by the holder with respect to the REMIC Regular Certificate and reduced (but not below zero) by distributions on the REMIC Regular Certificate received by the holder and by amortized premium. Except as indicated in the next two paragraphs, any such gain or loss generally will be capital gain or loss provided the REMIC Regular Certificate is held as a capital asset.

      Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includable in the seller's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of "the applicable Federal rate" (generally, an average of current yields on Treasury securities), determined as of the date of purchase of the REMIC Regular Certificate, over
(ii) the amount actually includable in the seller's income. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased the REMIC Regular Certificate at a market discount would be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period the REMIC Regular Certificate was held by such seller, reduced by any market discount includable in income under the rules described above under "Current Income on REMIC Regular Certificates--Market Discount."

      REMIC Regular Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(i) of the Code, so that gain or loss recognized from a sale of a REMIC Regular Certificate by a bank or other financial institution to which such section applies would be ordinary income or loss.

      Certain Taxes on the REMIC. The REMIC provisions of the Code impose a 100% tax on any net income derived by a REMIC from certain prohibited transactions. Such transactions are (i) any disposition of a qualified mortgage, other than pursuant to the substitution of a qualified replacement mortgage for a qualified mortgage (or the repurchase in lieu of substitution of a defective obligation), a disposition incident to the foreclosure, default, or imminent default of a mortgage, the bankruptcy or insolvency of the REMIC, or a qualified liquidation of the REMIC; (ii) the receipt of income from assets other than qualified mortgages and permitted investments; (iii) the receipt of compensation for services; and (iv) the receipt of gain from the dispositions of cash flow investments. The REMIC Regulations provide that the modification of the terms of a Mortgage Loan occasioned by default or a reasonably foreseeable default of the Mortgage Loan, the assumption of the Mortgage Loan or the waiver of a due-on-sale clause will not be treated as a disposition of the Mortgage Loan. The Code also imposes a 100% tax on contributions to a REMIC made after the Startup Day, unless such contributions are payments made to facilitate a cleanup call or a qualified liquidation of the REMIC, payments in a nature of a guaranty, contributions during the three-month period beginning on the Startup Day or contributions to a qualified reserve fund of the REMIC by a holder of a residual interest in the REMIC. The Code also imposes a tax on a REMIC at the highest corporate rate on certain net income from foreclosure property that the REMIC derives from the management, sale, or disposition of any real property, or any personal property incident thereto, acquired by the REMIC in connection with the default or imminent default of a loan. Generally, it is not anticipated that the Trust will generate a significant amount of such income.

      Liquidation of the REMIC. A REMIC may liquidate without the imposition of entity-level tax only in a "qualified liquidation." A liquidation is considered qualified if a REMIC adopts a plan of complete liquidation and sells all of its assets (other than cash) within the ninety-day period beginning on the date of the adoption of the plan of liquidation, provided that it distributes to holders of REMIC Regular Certificates or REMIC Residual Certificates, on or before the last day of the ninety-day liquidation period, all the proceeds of the liquidation (plus all cash), less amounts remained to meet claims.

      Termination. The REMIC will terminate shortly following the REMIC's receipt of the final payment in respect of the Mortgage Assets. The last distribution on a REMIC Regular Certificate should be treated as a payment in full retirement of a debt instrument.

[Tax Treatment of Yield Supplement Agreements

      Whether a REMIC Regular Certificateholder of a series will have a separate contractual right to payments under a Yield Supplement Agreement, and the tax treatment of such payments, if any, will be addressed in the related Prospectus Supplement.]

Foreign Investors

      For purposes of this discussion, a "Foreign Holder" is a Certificateholder who holds a REMIC Regular Certificate and who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership, or other entity organized in or under the laws of the United States or a political subdivision thereof, or
(iii) an estate or trust the income of which is includable in gross income for United States tax purposes regardless of its source. Unless the interest on a REMIC Regular Certificate is effectively connected with the conduct by the Foreign Holder of a trade or business within the United States, the Foreign Holder is not subject to federal income or withholding tax on interest (or original issue discount, if any) on a REMIC Regular Certificate (subject to possible backup withholding of tax, discussed below), provided the Foreign Holder is not a controlled foreign corporation related to the Depositor (or subsequent holder of the REMIC Residual Certificates) and does not own actually or constructively 10% or more of the voting stock of the Depositor (or subsequent holder of the REMIC Residual Certificates). To qualify for this tax exemption, the Foreign Holder will be required to provide periodically a statement signed under penalties of perjury certifying that the Foreign Holder meets the requirements for treatment as a Foreign Holder and providing the Foreign Holder's name and address. The statement, which may be made on a Form W-8 or substantially similar substitute form, generally must be provided in the year a payment occurs or in either of the two preceding years. The statement must be provided either directly or through a clearing organization financial institution intermediaries, to the person that otherwise would withhold tax. This exemption may not apply to a Foreign Holder of a REMIC Regular Certificate which also owns, actually or constructively, a REMIC Residual Certificate. If the interest on a REMIC Regular Certificate is effectively connected with the conduct by a Foreign Holder of a trade or business within the United States, then the Foreign Holder will be subject to tax at the regular graduated rates and such a Foreign Holder may avoid withholding of tax on such interest (or original issue discount, if any) if the Foreign Holder provides a properly completed Form 4224. Under Proposed Regulations, which are proposed to be effective for Payments made after December 31, 1997, Form W-8 and Form 4224, as well as certain other forms, would be combined into a new Form W-8 which would generally be valid from the date signed through the end of the third succeeding calendar year, unless the beneficial owner's taxpayer identification number is provided, in which case the form generally would be valid indefinitely. The proposed regulations would also provide certain alternative means for qualifying for interest withholding exemptions.

      Any gain recognized by a Foreign Holder upon a sale, retirement or other taxable disposition of a REMIC Regular Certificate generally will not be subject to United States federal income tax unless either (i) the Foreign Holder is a non-resident alien individual who holds the REMIC Regular Certificate as a capital asset and who is present in the United States for 183 days or more in the taxable year of the disposition and either the gain is attributable to an office or other fixed place of business maintained in the U.S. by the individual or the individual has a "tax home" in the United States, or (ii) the gain is effectively connected with the conduct by the Foreign Holder of a trade or business within the United States.

      A REMIC Regular Certificate will not be includable in the estate of a Foreign Holder who does not own actually or constructively 10% or more of the voting stock of the Depositor (or subsequent holder of the REMIC Residual Certificates).

Backup Withholding

      Under certain circumstances, a Certificateholder may be subject to "backup withholding" at a 31% rate. Backup withholding may apply to a Certificateholder who is a United States person if the holder, among other circumstances, fails to furnish his Social Security number or other taxpayer identification number to the Trustee. Backup withholding may apply, under certain circumstances, to a Certificateholder who is a foreign person if the Certificateholder fails to provide the trustee or the Certificateholder's securities broker with the statement necessary to establish the exemption from federal income and withholding tax on interest on the Certificate. Backup withholding, however, does not apply to payments on a Certificate made to certain exempt recipients, such as corporations and tax-exempt organizations, and to certain foreign persons.

Reporting Requirements and Tax Administration

      The Trustee will report annually to the Service, holders of record of the REMIC Regular Certificates that are not excepted from the reporting requirements and, to the extent required by the Code, other interested parties, information with respect to the interest paid or accrued on the REMIC Regular Certificates, original issue discount, if any, accruing on the REMIC Regular Certificates and information necessary to compute the accrual of any market discount or the amortization of any premium on the REMIC Regular Certificates.

      The Treasury Department has issued temporary regulations concerning certain aspects of REMIC tax administration. Under those regulations, a Residual Certificateholder must be designated as the REMIC's "tax matters person". The tax matters person generally has responsibility for overseeing and providing notice to the other Residual Certificateholders of certain administrative and judicial proceedings regarding the REMIC's tax affairs. The Depositor will be designated as the tax matters person for each REMIC, and in conjunction with the Trustee will act as the agent of the Residual Certificateholders in the preparation and filing of the REMIC's federal and state income tax and other information returns.]

[Certificates

      Tax Status of the Trust. Upon the issuance of each series of Certificates, Schulte Roth & Zabel LLP, counsel to the Depositor, will deliver its opinion to the effect that, under then current law, assuming compliance with the Agreement, the related Trust will be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation or a taxable mortgage pool. Accordingly, each holder of a Certificate will be treated for federal income tax purposes as the owner of an undivided interest in the Mortgage Assets included in the Trust. As further described below, each holder of a Certificate therefore must report on its federal income tax return the gross income from the portion of the Mortgage Assets that is allocable to such Certificate and may deduct the portion of the expenses incurred by the Trust that is allocable to such Certificate, at the same time and to the same extent as such items would be reported by such holder if it had purchased and held directly such interest in the Mortgage Assets and received directly its share of the payments on the Mortgage Assets and incurred directly its share of expenses incurred by the Trust when those amounts are received or incurred by the Trust.

      Certificateholders will be required to report on their federal income tax returns, and in a manner consistent with their respective methods of accounting, their pro rata share of the entire income arising from the Mortgage Loans comprising such Mortgage Loan pool, including interest, original issue discount, if any, prepayment fees, assumption fees, and late payment charges received by the Master Servicer or the Depositor, and any gain upon disposition of such Mortgage Loans. (For purposes of this discussion, the term "disposition" when used with respect to the Mortgage Loans, includes scheduled or prepaid collections with respect to the Mortgage Loans, as well as the sale or exchange of a Certificate.) Certificateholders will be entitled under Section 162 or 212 of the Code to deduct their pro rata share of related servicing fees, administrative and other non-interest expenses, including assumption fees and late payment charges retained by the Company. An individual, an estate, or a trust that holds a Certificate either directly or through a pass-through entity will be allowed to deduct such expenses under Section 212 of the Code only to the extent that, in the aggregate and combined with certain other miscellaneous itemized deductions, they exceed 2% of the adjusted gross income of the holder. In addition, Section 68 of the Code provides that the amount of certain itemized deductions (including those provided for in Section 212 of the Code) otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds an inflation-adjusted threshold amount specified in the Code ($121,200 for taxable years beginning in 1997, in the case of a joint return) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the specified threshold amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. To the extent that a Certificateholder is not permitted to deduct servicing fees allocable to a Certificate, the taxable income of the Certificateholder attributable to that Certificate will exceed the net cash distributions related to such income. Certificateholders may deduct any loss on disposition of the Mortgage Loans to the extent permitted under the Code.

      Status of the Certificates as Real Property Loans. The Certificates may be "real estate assets" for purposes of Section 856(c)(5)(A) of the Code and "loans
 . . . secured by an  interest  in real  property"  within the meaning of Section
7701(a)(19)(C)(v) of the Code (assets qualifying under one or more of those sections, applying each section separately, "qualifying assets") to the extent that the Trust's assets are qualifying assets. [The Certificates may not be qualifying assets under any of the foregoing sections of the Code to the extent that the Trust's assets include Buydown Funds, reserve funds, or payments on
mortgages  held  pending  distribution  to  Certificateholders.]   Further,  the
Certificates may not be "real estate assets" to the extent loans held by the trust are not secured by real property, and may not be "loans . . . secured by an interest in real property" to the extent loans held by the trust are not secured by residential real property or real property used primarily for church purposes. In certain instances, the principal balance of a Mortgage Loan may exceed the value of the Mortgaged Property which secures such Mortgage Loan. Although no specific authority addresses this issue, in such instances, the extent to which such a Mortgage Loan may be treated as a qualifying asset and the extent to which interest on such a Mortgage Loan comprises "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code may be limited.

      Taxation of Certificates Under Stripped Bond Rules. The federal income tax treatment of the Certificates will depend on whether they are subject to the rules of section 1286 of the Code (the "stripped bond rules"). The Certificates will be subject to those rules if stripped interest-only Certificates are issued. In addition, whether or not stripped interest-only Certificates are issued, the Service may contend that the stripped bond rules apply on the ground that the Master Servicer's servicing fee, or other amounts, if any, paid to (or retained by) the Master Servicer, represent greater than an arm's length consideration for servicing the Mortgage Loans and should be characterized for federal income tax purposes as an ownership interest in the Mortgage Loans. The Service has taken the position in Revenue Ruling 91-46 that retained interest in excess of reasonable compensation for servicing is treated as a "stripped coupon" under the rules of Code Section 1286.

      If interest retained for the Master Servicer's servicing fee or other interest is treated as a "stripped coupon," the Certificates will either be subject to the original issue discount rules or the market discount rules. A holder of a Certificate will account for any discount on the Certificate as market discount rather than original issue discount if either (i) the amount of original issue discount with respect to the Certificate was treated as zero under the original issue discount de minimis rule when the Certificate was stripped or (ii) no more than 100 basis points (including any amount of servicing in excess of reasonable servicing) is stripped off from the Mortgage Loans. If neither of the above exceptions applies, the original issue discount rules will apply to the Certificates.

      If the original issue discount rules apply, the holder of a Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from the Certificate in each taxable year equal to the income that accrues on the Certificate in that year calculated under a constant yield method based on the yield of the Certificate (or, possibly, the yield of each Mortgage Asset underlying such Certificate) to such holder. Such yield would be computed at the rate (assuming monthly compounding) that, if used in discounting the holder's share of the payments on the Mortgage Assets, would cause the present value of those payments to equal the price at which the holder purchased the Certificate. With respect to certain categories of debt instruments, Section 1272(a)(6) of the Code requires that original issue discount be accrued based on a prepayment assumption determined in a manner prescribed by forthcoming regulations. It is unclear whether such regulations would apply this rule to the Certificates, whether Section 1272(a)(6) might apply to the Certificates in the absence of such regulations, or whether the Service could require use of a reasonable prepayment assumption based on other tax law principles. If required to report original issue discount on the Certificates to the Service under the stripped bond rules, it is anticipated that the Trustee will calculate the yield of the Certificates based on a representative initial offering price of the Certificates and a reasonable assumed rate of prepayment of the Mortgage Assets (although such yield may differ from the yield to any particular holder that would be used in calculating the interest income of such holder). The Prospectus Supplement for each series of Certificates will describe the prepayment assumption that will be used for this purpose, but no representation is made that the Mortgage Assets will prepay at that rate or at any other rate.

      In the case of a Certificate acquired at a price equal to the principal amount of the Mortgage Assets allocable to the Certificate, the use of a reasonable prepayment assumption would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate the reporting of interest income, respectively.

      If a Mortgage Loan is prepaid, the holder of a Certificate acquired at a discount or premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Certificate and the portion of the adjusted basis of the Certificate (see "Sales of Certificates" below) that is allocable to the portion of the Mortgage Loan that is prepaid. The method of allocating such basis among the Mortgage Loans may differ depending on whether a reasonable repayment assumption is used in calculating the yield of the Certificates for purposes of accruing original issue discount. It is not clear whether any other adjustments would be required to reflect differences between the prepayment rate that was assumed in calculating yield and the actual rate of prepayments.

      Certificates of certain series ("Variable Rate Certificates") may provide for a Pass-Through Rate based on the weighted average of the interest rates of the Mortgage Assets held by the Trust, which interest rates may be fixed or variable. In the case of a Variable Rate Certificate that is subject to the original issue discount rules, the daily portions of original issue discount generally will be calculated under the principles discussed in "REMIC Regular
Certificates-Current Income on REMIC Regular Certificates--Original Issue Discount--Variable Rate REMIC Regular Certificates."

      Taxation of Certificates Where Stripped Bond Rules Do Not Apply. If the stripped bond rules do not apply to a Certificate, then the holder will be required to include in income its share of the interest earned on the Mortgage Assets in accordance with its tax accounting method. In addition, if the holder purchased the Certificate at a discount or premium, the holder will be required to account for such discount or premium in the manner described below. The treatment of any discount will depend on whether the discount is original issue discount as defined in the Code and, in the case of discount other than original issue discount, whether such other discount exceeds a de minimis amount. In the case of original issue discount with respect to a Mortgage Loan originated on or after March 2, 1984, the holder (whether a cash or accrual method taxpayer) will be required to report as additional interest income in each month the portion of such discount that accrues in that month, calculated based on a constant yield method. In general it is not anticipated that the amount of original issue discount to be accrued in each month, if any, will be significant relative to the interest paid currently on the Mortgage Assets. However, original issue discount could arise with respect to a Mortgage Loan that provides for interest at an initial fixed rate for one or more periods below the then prevailing market fixed interest rates followed by interest at a rate equal to the sum of an index of market interest rates and a fixed number. The original issue discount for Adjustable Rate Mortgages generally will be determined under the principles discussed in "REMIC Regular Certificates-Current Income on REMIC Regular Certificates--Original Issue Discount--Variable Rate REMIC Regular Certificates."

      If discount other than original issue discount exceeds a de minimis amount (described below), the holder will also generally be required to include in income in each month the amount of such discount accrued through such month and not previously included in income, but limited, with respect to the portion of such discount allocable to any Mortgage Asset, to the amount of principal on such Mortgage Asset received by the Trust in that month. Because the Mortgage Assets will provide for monthly principal payments, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount accrues (and therefore at a rate not significantly slower than the rate at which such discount would be included in income if it were original issue discount). The holder may elect to accrue such discount under a constant yield method based on the yield of the Certificate to such holder. In the absence of such an election, it may be necessary to accrue such discount under a more rapid straight-line method. Under the de minimis rule, market discount with respect to a Certificate will be considered to be zero if it is less than the product of (i) 0.25% of the principal amount of the Mortgage Assets allocable to the Certificate, and (ii) the weighted average life (in complete years) of the Mortgage Assets remaining at the time of purchase of the Certificate.

      If a holder purchases a Certificate at a premium, such holder may elect under Section 171 of the Code to amortize the portion of such premium that is allocable to a Mortgage Loan under a constant yield method based on the yield of the Mortgage Loan to such holder, provided that such Mortgage Loan was originated after September 27, 1985. Premium allocable to a Mortgage Loan originated on or before that date should be allocated among the principal payments on the Mortgage Loan and allowed as an ordinary deduction as principal payments are made or, perhaps, upon termination.

      It is not clear whether the foregoing adjustments for discount or premium would be made based on the scheduled payments on the Mortgage Loans or taking account of a reasonable prepayment assumption.

      If a Mortgage Loan is prepaid, the holder of a Certificate acquired at a discount or premium will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Certificate and the portion of the adjusted basis of the Certificate (see "Sales of Certificates" below) that is allocable to the portion of the Mortgage Loan that is prepaid. The method of allocating such basis among the Mortgage Loans may differ depending on whether a reasonable prepayment assumption is used in calculating the yield of the Certificates for purposes of accruing original issue discount. It is not clear whether any other adjustments would be required to reflect differences between the prepayment rate that was assumed in accounting for discount or premium and the actual rate of prepayments.

      Sales of Certificates. A holder that sells a Certificate will recognize gain or loss equal to the difference between the amount realized in the sale and its adjusted basis in the Certificate. In general, such adjusted basis will equal the holder's cost for the Certificate, increased by the amount of any income previously reported with respect to the Certificate and decreased by the amount of any losses previously reported with respect to the Certificate and the amount of any distributions received thereon. Any such gain or loss generally will be capital gain or loss if the assets underlying the Certificate were held as capital assets, except that, for a Certificate to which the stripped bond rules do not apply and that was acquired with more than a de minimis amount of discount other than original issue discount (see "Taxation of Certificates Where Stripped Bond Rules Do Not Apply" above), such gain will be treated as ordinary interest income to the extent of the portion of such discount that accrued during the period in which the seller held the Certificate and that was not previously included in income.

      Foreign Investors. Generally, interest or original issue discount paid to or accruing for the benefit of a Certificateholder who is a Foreign Holder (as defined in "REMIC Series--Foreign Investors") will be treated as "portfolio interest" and therefore will be exempt from the 30% withholding tax, but only to the extent the Mortgage Loans were originated after July 18,

1984 and provided that such Certificateholder periodically provides the Trustee (or other person who would otherwise be required to withhold tax) with a statement certifying under penalty of perjury that such Certificateholder is not a United States person and providing the name and address of such Certificateholder. The statement, which may be made on a Form W-8 or substantially similar substitute form, generally must be provided in the year a payment occurs or in either of the two preceding years. The statement must be provided either directly or through clearing organization or financial institution intermediaries, to the person that otherwise would withhold tax. If the interest on a Certificate is effectively connected with the conduct by a Foreign Holder of a trade or business within the United States, then the Foreign Holder will be subject to tax at the regular graduated rates and such a foreign holder may avoid withholding tax on such interest (or original issue discount, if any) if the Foreign Holder provides a properly completed Form 4224.

      Tax Administration and Reporting. The Trustee will furnish to each Certificateholder with each distribution a statement setting forth the amount of such distribution allocable to principal and to interest. In addition, the Trustee will furnish, within a reasonable time after the end of each calendar year, to each Certificateholder who was a Certificateholder at any time during such year, information regarding the amount of servicing compensation received by the Master Servicer and any sub-servicer and such other customary factual information as the Trustee deems necessary or desirable to enable Certificateholders to prepare their tax returns. Reports will be made annually to the Service and to Certificateholders of record that are not excepted from the reporting requirements regarding information as may be required with respect to interest and original issue discount, if any, with respect to the Certificates.

Taxable Mortgage Pools

      Certain entities classified as "taxable mortgage pools" are subject to corporate level tax on their net income. A "taxable mortgage pool" is generally defined as an entity that meets the following requirements: (i) the entity is not a REMIC, (ii) substantially all of the assets of the entity are debt obligations, and more than 50 percent of such debt obligations consist of real estate mortgages (or interests therein), (iii) the entity is the obligor under debt obligations with two or more maturities, and (iv) payments on the debt obligations on which the entity is the obligor bear a relationship to the payments on the debt obligations which the entity holds as assets. With respect to requirement (iii), regulations provide that an ownership interest in an entity classified as a grantor trust for federal income tax purposes will not be treated as a debt obligation of the Trust. As described above, counsel will opine that upon the issuance of each series of Certificates, the related Trust will not be a "taxable mortgage pool."]

                              ERISA CONSIDERATIONS

      The  following  describes  certain   considerations   under  the  Employee
Retirement Income Security Act of 1974, as amended ("ERISA") and the Code, which apply to the Certificates.

      ERISA imposes requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds, separate accounts and insurance company general accounts in which such plans, accounts or arrangements are invested) (collectively "Plans") subject to ERISA and on persons who are fiduciaries with respect to such Plans. Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in ERISA
Section 3(32)) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in ERISA Section 3(33)), are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in [Senior] Certificates without regard to the ERISA considerations described above and below, subject to the provisions of applicable state law. Any such plan which is qualified and exempt from taxation under Code Sections 401(a) and 501(a), however, is subject to the prohibited transaction rules set forth in Code
Section 503.

      On November 13, 1986, the United States Department of Labor (the "DOL") issued final regulations concerning the definition of what constitutes the assets of a Plan. (Labor Reg. Section 2510.3-101) Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. However, the regulation provides that, generally, the assets of a corporation or partnership in which a Plan invests will not be deemed for purposes of ERISA to be assets of such Plan if the equity interest acquired by the investing Plan is a publicly-offered security. A publicly-offered security, as defined in Labor Reg. Section 2510.3-101, is a security that is widely held, freely transferable and registered under the Securities Exchange Act of 1934, as amended.

      In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Because the Mortgage Loans may be deemed Plan assets of each Plan that purchases Certificates, an investment in the Certificates by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Code Section 4975 unless a statutory or administrative exemption applies.

      In Prohibited Transaction Exemption 83-1 ("PTE 83-1"), which amended Prohibited Transaction Exemption 81-7, the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTE 83-1 permits, subject to certain conditions, transactions that might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans related to the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property (defined as non-farm property comprising one to four dwelling units and condominiums), and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools ("Single Family Certificates") by Plans. If the general conditions (discussed below) of PTE 83-1 are satisfied, investments by a Plan in certificates that represent interests in a mortgage pool, consisting of mortgage loans representing loans for single family homes ("Single Family Certificates") will be exempt from the prohibitions of ERISA Sections 406(a) and 407 (relating generally to transactions with Parties in Interest who are not fiduciaries) if the Plan purchases the Single Family Certificates at no more than fair market value and will be exempt from the prohibitions of ERISA Sections 406(b)(1) and (2) (relating generally to transactions with fiduciaries) if, in addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan does not purchase more than twenty-five percent (25%) of all Single Family Certificates and at least fifty percent (50%) of all Single Family Certificates are purchased by persons independent of the pool sponsor or pool trustee. [PTE 83-1 does not provide an exemption for transactions involving Subordinated Certificates. No transfer of a Subordinated Certificate may be made to a Plan.]

      The discussion in this and the next succeeding paragraph applies only to Single Family Certificates. The Depositor believes that, for purposes of PTE
83-1, the term "mortgage pass-through certificate" would include [the Certificates] [the Senior Certificates]. [It is not clear whether a class of Certificates that evidences the beneficial ownership in a Trust divided into mortgage loan groups, beneficial ownership of a specified percentage of interest payments only or principal payments only, or a notional amount of either principal or interest payments, or a class of Certificates entitled to receive payments of interest and principal on the Mortgage Loans only after payments to other classes or after the occurrence of certain specified events would be a "mortgage pass-through certificate" for purposes of PTE 83-1.]

      PTE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans and for indemnifying certificateholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent (1%) of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan; (ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a limitation on the amount of the payment retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the mortgage pool. The Depositor believes that the first general condition referred to above will be satisfied with respect to [the Certificates] [Senior Certificates provided that the subordination, the pool insurance or other form of credit enhancement described herein (such subordination, pool insurance or other form of credit enhancement being the system of insurance or other protection referred to above) is maintained in an amount not less than the greater of one percent of the aggregate principal balance of the Mortgage Loans or the principal balance of the largest Mortgage Loan.] See "Description of the Certificates" herein. In the absence of a ruling that the system of insurance or other protection with respect to the Certificates satisfies the first general condition referred to above, there can be no assurance that these features will be so viewed by the DOL. The Trustee will not be affiliated with the Depositor.

      Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Single Family Certificates must make its own determination as to whether the first and third general conditions, and the specific conditions described briefly in the preceding paragraph, of PTE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

      [The U.S. Department of Labor has granted to ____________________, an administrative exemption (Prohibited Transaction Exemption ______; Exemption Application No. ______) (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The Exemption applies to mortgage loans such as the Mortgage Loans in the Trust Fund.

      [Insert general description of the Exemption and the conditions that must be satisfied for the Exemption to apply].

      The Underwriter believes that the Exemption will apply to the acquisition and holding of the Class A Certificates and the Class S Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors will be met. In addition, as of the date hereof, there is no single Mortgagor that is the obligor on 5% of the Mortgage Loans included in the Trust Fund by aggregate unamortized principal balance of the assets of the Trust Fund.

      Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of PTCE 83-1 described in the Prospectus and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Class A
Certificates or the Class S Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Class A Certificates or the Class S Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

      No transfer of Subordinated Certificates will be permitted to be made to a Plan unless such Plan, at its expense, delivers to the Trustee and the Depositor an opinion of counsel (in form satisfactory to the Trustee and the Depositor) to the effect that the purchase or holding of a Subordinated Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Depositor or the Master Servicer to any obligation or liability in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring a Subordinated Certificate will be deemed to represent to the Trustee, the Depositor and the Master Servicer that such person is neither a Plan nor acting on behalf of a Plan subject to ERISA or to Section 4975 of the Code.

      [Neither an Underwriter Exemption nor PTE 83-1 (each, as defined in the Prospectus) is applicable to the purchase, holding or transfer of the Certificates. Therefore, no Certificates may be purchased for, or on behalf of, any employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986, as amended, or any entity whose underlying assets include plan assets by reason of such plan or account investing in such entity (including insurance company separate or general accounts and collective investment funds). Each Certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitations. See "ERISA Considerations" in the Prospectus.]

                                LEGAL INVESTMENT

      [Although upon their initial issuance the Class ____ Certificates will be rated "___" by Moody's and "___" by S&P,] the [Class A] Certificates (other than the Class __ Certificates) will [not] constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") [so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization and, as such, are legal investments for certain entities to the extent provided for in SMMEA]. Institutions whose investment activities are subject to review by federal or state regulatory authorities should consult with their counsel or the applicable authorities to determine whether an investment in the Senior Certificates complies with applicable guidelines, policy statements or restrictions. See "Legal Investment" in the Prospectus.

                             METHOD OF DISTRIBUTION

      Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and the Underwriter, the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, the Senior Certificates. Distribution of the Senior Certificates will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. In connection with the sale of the Senior Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts.

      The Depositor has been advised by the Underwriter that it intends to make a market in the Senior Certificates but has no obligation to do so. There can be no assurance that a secondary market for the Senior Certificates will develop or, if it does develop, that it will continue.

      The Seller has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                                  LEGAL MATTERS

      The validity of the Certificates, including certain federal income tax consequences with respect thereto, will be passed upon for the Depositor by Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022.

                                     RATINGS

      It is a condition of the issuance of the Class A Certificates and the Class S Certificates that they be rated [ ] by [ ] and [ ] by [ ].

      [The ratings assigned by _________________ to home equity loan pass-through certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related Certificateholders under the agreements pursuant to which such certificates are issued. __________ ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. __________ ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans.]

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies. No person is obligated to maintain the rating on any [Class __] Certificate and, accordingly, there can be no assurance that the ratings assigned to the Certificates upon initial issuance will not be lowered or withdrawn by a Rating Agency at any time thereafter.

      Neither of the ratings addresses the possibility that holders of the Class S Certificates might fail to recoup their initial investments.

      The Depositor has not requested a rating of the Senior Certificates by any rating agency other than [ ] and [ ]; there can be no assurance, however, as to whether any other rating agency will rate the Senior Certificates or, if it does, what rating would be assigned by such other rating agency. The rating assigned by such other rating agency to the Senior Certificates could be lower than the respective ratings assigned by [ ] and [ ].

                                     ANNEX 1

                        GLOBAL CLEARANCE, SETTLEMENT AND
                          TAX DOCUMENTATION PROCEDURES

                             INDEX TO DEFINED TERMS

                                                                            Page
                                                                            ----

Account Party.............................................................18, 63
Adjustable Rate............................................................6, 30
Adjustable Rate Group...................................................4, 5, 30
Adjustable Rate Mortgage Loan..............................................6, 30
Adjustment Date...............................................................31
Advance...................................................................21, 44
Agreement..................................................................3, 45
Available Funds...............................................................48
Balloon Loans..............................................................6, 31
Balloon Payments...........................................................6, 31
Base Spread Account Requirement...........................................18, 63
Basis Risk Shortfall..........................................................68
beneficial owner..............................................................46
Book-Entry Certificates.......................................................46
Business Day...............................................................9, 47
Call Date..................................................................6, 31
Call Loans.................................................................6, 31
Carry-Forward Amount..................................................12, 13, 51
Cede...................................................................9, 10, 45
CEDEL..........................................................................9
Certificate Account...........................................................46
Certificate Balance...........................................................46
Certificate Guaranty Insurance Policy.......................................4, 5
Certificate Guaranty Insurer................................................4, 5
Certificateholders........................................................10, 29
Certificates............................................................1, 3, 45
CIT................................................................3, 20, 26, 64
CIT Consumer Finance....................................................1, 4, 26
Citibank...................................................................9, 10
CITSF.....................................................................26, 41
Class A Certificate Balance................................................8, 48
Class A Certificates....................................................1, 3, 45
Class A Pass-Through Rate.................................................15, 49
Class A Percentage........................................................13, 48
Class A Prepayment Percentage.................................................53
Class A Principal Distribution Amount.................................12, 13, 51
Class A Remittance Rate...................................................15, 49
Class S Certificates....................................................1, 3, 45
Class S Notional Amount....................................................8, 48
Class S Pass-Through Rate.................................................15, 49
Closing Date...........................................................4, 28, 74
Code..................................................................23, 24, 68
Combined Loan-to-Value Ratio..................................................32
Compensating Interest.....................................................21, 44

                                                                            Page
                                                                            ----

CPR...........................................................................59
Cross-over Date...........................................................11, 47
Cumulative Spread Account Receipts........................................19, 64
Curtailments..........................................................12, 13, 51
Cut-off Date...............................................................4, 28
Definitive Certificate........................................................46
Deleted Mortgage Loan.........................................................41
Depositor...............................................................1, 3, 26
Depository....................................................................46
Detailed Description..........................................................28
Determination Date.........................................................9, 41
Direct Participants...........................................................27
Disqualified Organizations....................................................69
Distribution Account..........................................................46
Distribution Date.......................................................2, 9, 47
DOL...........................................................................90
DTC........................................................................9, 27
Due Dates.....................................................................44
Due Period.................................................................9, 44
ERISA.................................................................23, 24, 90
Euroclear......................................................................9
European Depositories......................................................9, 10
Excess Spread.............................................................18, 63
Exemption.....................................................................92
Expense Fees..................................................................43
FHLMC.........................................................................32
Fixed Rate.................................................................6, 30
Fixed Rate Group..............................................................30
Fixed Rate Mortgage Loan...................................................6, 30
FNMA..........................................................................32
Funding Period.............................................................7, 29
Graduated Payment Loan.....................................................6, 31
Gross Margin...............................................................6, 31
Guarantee Payment.........................................................20, 64
Index................................................................1, 6, 7, 31
Indirect Participants.........................................................27
Insurance Account.............................................................21
Insurance Proceeds............................................................48
Insured Payment...............................................................16
Issuer.........................................................................3
Letter of Credit..........................................................18, 63
LIBOR......................................................................1, 31
Limited Guarantee.........................................................20, 64
Liquidated Mortgage........................................................9, 52
Liquidation Proceeds..........................................................48
Master Servicer.............................................................1, 4
Master Servicing Fee......................................................21, 43
Maximum Rate...............................................................6, 31
Minimum Rate...............................................................6, 31
Monthly Premium...........................................................21, 22

Moody's...............................................................18, 19, 63
Morgan.....................................................................9, 10
Mortgage...................................................................4, 28
Mortgage Assets............................................................4, 28
Mortgage Documents............................................................40
Mortgage Loan..............................................................4, 28
Mortgage Loan Group.....................................................4, 5, 30
Mortgage Loans.................................................................1
Mortgage Note..............................................................4, 28
Mortgage Pool..............................................................4, 28
Mortgage Rate..........................................................6, 28, 30
Mortgaged Property.........................................................4, 28
Multiple Variable Rate REMIC Regular Certificate..............................78
Net Interest Shortfall........................................................49
Net Prepayment Interest Shortfall.............................................49
Offered Certificates....................................................1, 3, 45
OID...........................................................................73
OID Regulations...............................................................73
Original Pool Principal Balance............................................4, 28
Original Subordinated Principal Balance.......................................53
Participant...................................................................27
Percentage Interest........................................................3, 45
Periodic Excess Spread Amount.............................................18, 63
Periodic Rate Cap..........................................................6, 31
Plan..........................................................................23
Plans.........................................................................90
Pool.......................................................................4, 28
Pool Principal Balance....................................................13, 49
Pre-Funded Amount..........................................................7, 29
Pre-Funding Account.....................................................1, 7, 29
Prepayment Assumption.........................................................74
Prepayment Interest Shortfall.................................................49
Presumed Single Qualified Floating Rate.......................................77
Primary Mortgage Insurance Policy.............................................20
Primary Mortgage Insurer......................................................20
Principal Prepayments.....................................................12, 13
Private Mortgage-Backed Securities.............................................4
Prospectus.....................................................................2
PTE 83-1......................................................................91
Purchase Agreement............................................................28
Qualified Substitute Mortgage Loan............................................41
Rating Agencies...............................................................25
Realized Loss..............................................................8, 52
Record Date................................................................9, 47
Relief Act Reduction..........................................................49
Remainder Excess Spread Amount............................................19, 64
Remaining Available Funds.................................................11, 47
REMIC......................................................................2, 23
REMIC Regular Certificates....................................................68
REMIC Regulations.............................................................69

REMIC Residual Certificates...................................................68
Reserve Fund..............................................................17, 61
Residual Certificateholders...................................................45
Residual Certificates...................................................1, 3, 45
S&P...................................................................18, 19, 63
Scheduled Payments............................................................29
Seller......................................................................1, 4
Senior Certificateholders..............................................2, 10, 45
Senior Certificates.....................................................1, 3, 45
Senior Distribution Amount................................................11, 47
Senior Interest Distribution Amount.......................................12, 50
Service.......................................................................70
Single Family Certificates....................................................91
Single Variable Rate REMIC Regular Certificate................................78
SMMEA.....................................................................24, 93
Special Hazard Insurance Policy...........................................20, 63
Special Hazard Insurer....................................................20, 63
Specified Spread Account Requirement......................................18, 63
Spread Account............................................................18, 63
Spread Account Cross-Over Date............................................19, 63
Spread Account Excess.....................................................19, 64
Standard Hazard Insurance Policies............................................20
Startup Day...................................................................68
Strip Rate................................................................15, 49
Subordinated Amount.......................................................19, 64
Subordinated Certificateholders.........................................2, 8, 45
Subordinated Certificates...............................................1, 3, 45
Subordinated Class Certificate Balance.....................................8, 48
Subordinated Distribution Amount..........................................11, 47
Subordinated Pass-Through Rate............................................15, 49
Subordinated Percentage...................................................15, 49
Subordinated Prepayment Percentage............................................53
Subordinated Remittance Rate..............................................15, 49
Subsequent Mortgage Loans...............................................5, 6, 29
Substitution Adjustment.......................................................41
Termination Events............................................................55
Tiered REMICs.................................................................71
Trust...................................................................1, 4, 28
Trust Fund..............................................................1, 4, 28
Trustee.................................................................1, 4, 56
Underwriter....................................................................1
Underwriters' PTEs........................................................23, 24
Unpaid Principal Shortfall....................................................53
Unpaid Senior Interest Amounts............................................12, 50
Unpaid Subordinated Interest Amounts......................................14, 51
Variable Rate  REMIC Regular Certificate......................................77
Yield Supplement Agreement....................................................68
Yield Table...................................................................59

PROSPECTUS

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                 SUBJECT TO COMPLETION: DATED SEPTEMBER 29, 1998

                  THE CIT GROUP SECURITIZATION CORPORATION III
                                    Depositor
                   Home Equity Loan Asset Backed Certificates
                              (Issuable in Series)

                                   ----------

      This Prospectus relates to Home Equity Loan Asset Backed Certificates (the "Certificates"), which may be sold from time to time in one or more series (each, a "Series") by The CIT Group Securitization Corporation III (the "Depositor"), on terms determined at the time of sale and described in this Prospectus and the related Prospectus Supplement. The Certificates of a Series will evidence fractional undivided beneficial ownership interests in a trust fund (a "Trust Fund" or "Trust"). As specified in the related Prospectus Supplement, the primary assets of a Trust Fund for a Series of Certificates will include one or more pools of certain mortgage related assets (the "Mortgage Assets") consisting of (i) mortgage loans (or participation or other beneficial interests therein) secured by mortgages, deeds of trust or similar security instruments (the "Mortgages") creating first or subordinate liens on one- to four-family residential properties (the "Mortgage Loans"), (ii) Private Mortgage-Backed Securities, together with payments in respect of such Mortgage Assets, and (iii) certain other accounts, obligations or agreements, in each case as specified in the related Prospectus Supplement. The Mortgage Assets will be acquired by the Depositor, either directly or indirectly, from The CIT Group/Consumer Finance, Inc. ("CIT Consumer Finance") and/or other affiliates of the Depositor (each, a "Seller"), and conveyed by the Depositor to the related Trust Fund. The related Prospectus Supplement may provide that monies will be on deposit in a separate trust account (the "Pre-Funding Account") not to exceed 25% of the Certificate Balance to be maintained with the Trustee, which will be used to purchase additional Mortgage Assets from the Depositor or any Seller from time to time during the funding period specified in such Prospectus
Supplement in the manner set forth therein. If specified in the related Prospectus Supplement, certain Certificates may evidence a fractional undivided ownership interest in a Trust Fund which will hold a beneficial ownership interest in another trust fund which will contain the Mortgage Assets. A Trust Fund also may include insurance policies, cash accounts, reinvestment income, limited guarantees by The CIT Group, Inc. ("CIT"), third party guarantees (any of which may be limited in nature), letters of credit, other forms of credit enhancement or other assets to the extent described in the related Prospectus Supplement. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of subordination as described herein and in the related
Prospectus Supplement. See "Description of the Certificates" and "Credit Enhancement" herein.

                                                  (cover continued on next page)

THE CERTIFICATES OF EACH SERIES WILL NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE CIT GROUP/CONSUMER FINANCE, INC., THE CIT GROUP/SALES FINANCING, INC., THE CIT GROUP, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS SET FORTH HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS WILL BE INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE CIT GROUP/CONSUMER FINANCE, INC., THE CIT GROUP/SALES FINANCING, INC., THE CIT GROUP, INC. OR ANY OF THEIR AFFILIATES EXCEPT AS SET FORTH HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT.

See "RISK FACTORS" beginning on page 22 for certain factors to be considered in purchasing the Certificates.

                                   ----------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   ----------

      Prior to issuance there will have been no market for the Certificates of any Series, and there can be no assurance that a secondary market for any Certificates will develop or, if it does develop, that it will continue. The Depositor does not intend to list any of the Certificates on any securities exchange and has not made any other arrangements for secondary trading of the Certificates. This Prospectus may not be used to consummate sales of a Series of Certificates unless accompanied by a Prospectus Supplement.

      Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as more fully described under "Method of Distribution" herein and in the related Prospectus Supplement.

      The date of the Prospectus is ___________ ____, 1998.

      Each Series of Certificates will be issuable in one or more classes. Each class of Certificates of a Series will evidence beneficial ownership interests of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the Mortgage Assets in the related Trust. A class of Certificates may be divided into two or more sub-classes, as specified in the related Prospectus Supplement. A Series of Certificates may include one or more classes that are senior in right of payment to one or more other classes of Certificates of such Series. Certain Series or classes of Certificates may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described herein and in the related Prospectus Supplement. One or more classes of Certificates of a Series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a Series of Certificates may be made prior to one or more other classes of Certificates of such Series, after the occurrence of specified events, in accordance with a schedule or formula, on the basis of collections from designated portions of the Mortgage Assets in the related Trust, or on a different basis, or one or more classes of a Series of Certificates may be required to absorb one or more types of losses prior to one or more other classes of Certificates of such Series, in each case as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the related Prospectus Supplement.

      Distributions to holders of Certificates (the "Certificateholders") will be made monthly, quarterly, semiannually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Certificates of a Series will be made from the assets of the related Trust Fund or funds or other assets held for the benefit of the Certificateholders as specified in the related Prospectus Supplement.

      The Certificates of any Series will not be insured or guaranteed by any governmental agency or instrumentality or, unless otherwise specified in the related Prospectus Supplement, by any other person. Unless otherwise specified in the related Prospectus Supplement, the only obligations of the Depositor with respect to a Series of Certificates will be to obtain certain representations and warranties from each Seller and to assign to the Trustee for the related Series of Certificates the Depositor's rights with respect to such representations and warranties. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer for each Series of Certificates will be The CIT Group/Consumer Finance, Inc. The principal obligations of the Master Servicer named in the related Prospectus Supplement with respect to the related Series of Certificates will be limited to obligations pursuant to certain representations and warranties and to its contractual servicing obligations, including any obligation it may have to advance delinquent payments on the Mortgage Assets in the related Trust Fund to the extent described in the related Prospectus Supplement.

      The yield on each class of Certificates of a Series will be affected by, among other things, the rate and timing of payment of principal (including prepayments) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such payments as described herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

      Each Trust Fund will be held in trust for the benefit of the holders of the related Certificates of a Series pursuant to an Agreement as more fully described herein. If specified in the related Prospectus Supplement for the Certificates of a Series, one or more elections may be made to treat the related Trust Fund or specified portions thereof as one or more "real estate mortgage investment conduits" (each, a "REMIC") for federal income tax purposes. See "Certain Federal Income Tax Consequences" herein.

      CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE SECURITIES.

                              PROSPECTUS SUPPLEMENT

      The Prospectus Supplement relating to the Certificates of each Series to be offered hereunder will, among other things, set forth with respect to such Certificates, as appropriate: (i) a description of the class or classes of Certificates and the related Pass-Through Rate or method of determining the amount of interest, if any, to be passed through to each such class, (ii) the initial aggregate Certificate Balance of each class of Certificates included in such Series, Distribution Dates relating to such Series and, if applicable, the initial and final scheduled Distribution Dates for each class; (iii) information as to the assets comprising the Trust Fund, including the general characteristics of the Mortgage Assets included therein and, if applicable, the insurance surety bonds, guarantees, financial guaranty insurance policies, letters of credit or other instruments or agreements included in the Trust Fund, any overcollateralization, and the amount and source of any Reserve Fund or any other cash account; (iv) the circumstances, if any, under which the Trust Fund may be subject to early termination; (v) the method used to calculate the amount of principal, if any, to be distributed with respect to each class of Certificates; (vi) the order of application of distributions to each of the classes within such Series, whether sequential, pro rata, or otherwise; (vii) additional information with respect to the plan of distribution of such Certificates; (viii) whether one or more REMIC elections will be made and designation of the regular interests and residual interests; (ix) the aggregate original percentage ownership interest in the Trust Fund to be evidenced by each class of Certificates; (x) information as to the nature and extent of subordination with respect to any class of Certificates that is subordinate in right of payment to any other class of Certificates; and (xi) information as to the Seller, the Master Servicer, CIT and the Trustee.

                              AVAILABLE INFORMATION

      The Depositor and CIT have filed with the Securities and Exchange Commission (the "Commission") on behalf of each Trust Fund a Registration Statement (together with all amendments and exhibits thereto, the "Registration Statement"), of which this Prospectus is a part, under the Securities Act of 1933, as amended, with respect to the Certificates offered pursuant to this Prospectus. This Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which have been omitted in accordance with the rules and regulations of the Commission. For further information, reference is made to such Registration Statement including exhibits filed as part thereof. Such Registration Statement and exhibits can be inspected without charge and copied at prescribed rates at the public reference facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048. Both registrants also file electronically. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of the Commission's Web site is http://www.sec.gov. Statements made in this Prospectus as to the contents of any contract, agreement or other document filed as an exhibit to the Registration Statement, while complete in all material respects, do not necessarily describe all terms or provisions of such contract, agreement or other document. For a complete description, reference is made to each such contract, agreement or other document filed as an exhibit to the Registration Statement. The Master Servicer, on behalf of each Trust Fund, will also file or cause to be filed with the Commission such periodic reports as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. However, in accordance with the Exchange Act and the rules and regulations of the Commission thereunder, the Depositor expects that each Trust's obligation to file such reports will be terminated following the end of the year in which such Trust Fund is formed. Such reports and other information filed on behalf of each Trust Fund will be available for inspection as set forth above.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The following documents filed with the Commission by CIT are incorporated by reference in this Prospectus:

            (a) CIT's Annual Report on Form 10-K for the year ended December 31, 1997 together with the report of KPMG Peat Marwick LLP, independent certified public accountants;

            (b) CIT's Quarterly Report on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998; and

            (c) CIT's Current Reports on Form 8-K dated January 15, 1998, January 28, 1998, March 24, 1998, April 22, 1998, June 5, 1998, July 22,
      1998, July 29, 1998 and August 27, 1998.

      All documents filed by CIT pursuant to Sections 13(a) and (c), 14, or 15(d) of the Exchange Act after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Prospectus.

      CIT will provide without charge to each person to whom this Prospectus is delivered, upon request, a copy of any or all of the foregoing documents described above which have been or may be incorporated by reference in this Prospectus other than exhibits to such documents (unless such exhibits are specifically incorporated by reference into such documents). Such request should be directed to:

                            Corporate Secretary
                            The CIT Group, Inc.
                            1211 Avenue of the Americas
                            New York, New York 10036
                            (212) 536-1950

      All documents subsequently filed by or on behalf of the Trust Fund referred to in the accompanying Prospectus Supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this Prospectus and prior to the termination of any offering of the Certificates issued by such Trust Fund shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for all purposes of this Prospectus to the extent that a statement contained herein (or in the accompanying Prospectus Supplement) or in any other subsequently filed document which also is or is deemed to be incorporated by reference modifies or replaces such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

      The Trustee on behalf of any Trust Fund will provide without charge to each person to whom this Prospectus is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above that have been or may be incorporated by reference in this Prospectus (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Prospectus incorporates). Such requests should be directed to the corporate trust office of the Trustee specified in the accompanying Prospectus Supplement.

                                   ----------

      Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the securities covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

      No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus
Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Certificates offered hereby and thereby nor an offer of the Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

                                   ----------

                          REPORTS TO CERTIFICATEHOLDERS

      Unless otherwise provided in the related Prospectus Supplement, monthly and annual reports concerning any Certificates and the related Trust Fund will be provided to the Certificateholders. See "Description of the Certificates -- Reports to Certificateholders" herein. If specified in the related Prospectus Supplement, a Series of Certificates may be issuable in book-entry form. In such event, the related Certificates will be registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"). All reports will be provided to Cede, which in turn will provide such reports to its Participants and Indirect Participants. Such Participants and Indirect Participants will then forward such reports to the beneficial owners of Certificates. If specified in the related Prospectus Supplement, Certificateholders may also hold Certificates of a Series through Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear") in Europe, if they are participants in such systems or indirectly through organizations that are participants in such systems. See "Description of the Certificates -- Book-Entry Certificates" herein.

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                                SUMMARY OF TERMS

      This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and in the related Prospectus Supplement with respect to the Series offered thereby. The Prospectus Supplement for each Series will specify the extent (if any) to which the terms of such Series or the related Trust Fund vary from the description of the Certificates and Trust Funds in general that is contained in this Prospectus. Reference is made to the Index to Defined Terms for the location herein of the definitions of certain capitalized terms used herein.

Title of Securities............     Home Equity Loan Asset  Backed  Certificates
                                    (the  "Certificates"),  issuable  in  series
                                    (each,  a  "Series").  Each  Series  will be
                                    issued   under  a   separate   pooling   and
                                    servicing  agreement  (each, an "Agreement")
                                    to be entered into among the Depositor,  the
                                    Master Servicer,  the applicable Sellers and
                                    the  Trustee   with  respect  to  each  such
                                    Series.

Depositor......................     The  CIT  Group  Securitization  Corporation
                                    III,    a    Delaware    corporation    (the
                                    "Depositor").

Seller.........................     The  entity  or  entities  named  as  seller
                                    (each, a "Seller") in the related Prospectus
                                    Supplement,    which   will   be   The   CIT
                                    Group/Consumer  Finance, Inc. ("CIT Consumer
                                    Finance") and/or another affiliate of the Depositor.

Master Servicer................     The  CIT  Consumer  Finance  or  such  other
                                    entity  named  as  master  servicer  in  the
                                    related  Prospectus  Supplement (the "Master
                                    Servicer"), which may be an affiliate of the
                                    Depositor.   See  "The  CIT   Group/Consumer
                                    Finance,  Inc.,  Master  Servicer"  and "The
                                    Pooling  and  Servicing   Agreement--Certain
                                    Matters Regarding the Master Servicer and the Depositor" herein.

Sub-Servicer...................     Unless  otherwise  specified  in the related
                                    Prospectus  Supplement,  The CIT Group/Sales
                                    Financing,  Inc. ("CITSF") will be appointed
                                    as a  Sub-Servicer  for all of the  Mortgage
                                    Loans  in  each  Mortgage  Pool,  and  as  a
                                    Sub-Servicer,  will  perform  all or most of
                                    the  servicing   responsibilities  described
                                    under "The Pooling and Servicing  Agreement"
                                    herein and "Servicing of Mortgage  Loans" in
                                    the  related  Prospectus   Supplement.   All
                                    references  in  this   Prospectus   and  any
                                    related Prospectus Supplement to the "Master
                                    Servicer"  or to CIT  Consumer  Finance in a
                                    servicing   capacity   shall   include   CIT
                                    Consumer    Finance   acting   through   any
                                    Sub-Servicer, including CITSF, or any agent.

Trustee........................     The trustee (the  "Trustee") for each Series
                                    of  Certificates  will be  specified  in the
                                    related  Prospectus  Supplement.   See  "The
                                    Pooling and Servicing Agreement" herein for a description of the Trustee's rights and obligations.

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                                      -6-

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Closing Date...................     The date of initial  issuance of a Series of
                                    Certificates,  as  specified  in the related
                                    Prospectus Supplement (the "Closing Date").

Description of the
Certificates ..................    Each  Certificate will represent a beneficial
                                   ownership  interest in a Trust created by the
                                   Depositor  pursuant to an Agreement among the
                                   Depositor, the applicable Sellers, the Master
                                   Servicer  and the  Trustee  for  the  related
                                   Series. The primary assets of such Trust will
                                   be a Pool of Mortgage Loans and certain other
                                   Mortgage  Assets.  See "-The Mortgage Assets"
                                   below.  The Certificates of any Series may be
                                   issued in one or more classes as specified in
                                   the related Prospectus  Supplement.  A Series
                                   of  Certificates  may  include  one  or  more
                                   classes of senior  Certificates  (the "Senior
                                   Certificates")    which    receive    certain
                                   preferential   treatment   specified  in  the
                                   related Prospectus Supplement with respect to
                                   one   or   more   classes   of    subordinate
                                   Certificates        (the        "Subordinated
                                   Certificates").  Each  class  may be  divided
                                   into  sub-classes,  each  of  which  bears  a
                                   different   Pass-Through   Rate   and  has  a
                                   specified  priority  in  payments of interest
                                   and  principal.  Certain Series or classes of
                                   Certificates  may be covered by a Certificate
                                   Guaranty  Insurance  Policy,   Mortgage  Pool
                                   Insurance  Policy,  Special Hazard  Insurance
                                   Policy,  Bankruptcy  Bond or other  insurance
                                   policies,   a   Reserve   Fund,    guarantees
                                   (including guarantees by The CIT Group, Inc.,
                                   its  affiliates  or  an  unaffiliated   third
                                   party,   any  of  which  may  be  limited  in
                                   nature), letters of credit, a spread account,
                                   cash   collateral    account   and/or   other
                                   accounts,  overcollateralization,   or  other
                                   forms of credit enhancement,  in each case as
                                   described   herein   and   in   the   related
                                   Prospectus   Supplement.

                                    Each class of  Certificates  within a Series
                                    will evidence the interests specified in the
                                    related Prospectus Supplement, which may (i)
                                    include     the     right     to     receive
                                    disproportionate,      nominal     or     no
                                    distributions  allocable  only to principal,
                                    only  to  interest  or  to  any  combination
                                    thereof;  (ii)  include the right to receive
                                    disproportionate,      nominal     or     no
                                    distributions   only   of   prepayments   of
                                    principal   throughout   the  lives  of  the
                                    Certificates  or during  specified  periods;
                                    (iii)  be   subordinated  in  the  right  to
                                    receive  distributions of scheduled payments
                                    of  principal,   prepayments  of  principal,
                                    interest or any  combination  thereof to one
                                    or more  other  classes of  Certificates  of
                                    such  Series  throughout  the  lives  of the
                                    Certificates or during specified  periods or
                                    may be subordinated  with respect to certain
                                    losses or  delinquencies;  (iv)  include the
                                    right to  receive  distributions  only after
                                    the  occurrence  of events  specified in the
                                    related Prospectus  Supplement;  (v) include
                                    the  right  to  receive   distributions   in
                                    accordance with a schedule or formula or on the basis of collections from designated portions of the assets in the related Trust;
                                    (vi) include, as to Certificates entitled to distributions

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                                      -7-

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                                    allocable to interest,  the right to receive
                                    interest at a Fixed Rate or at an Adjustable
                                    Rate that is subject to change  from time to
                                    time, or the right to receive interest based
                                    on the weighted  average  Mortgage  Rate, or
                                    the right to receive  interest as  otherwise
                                    determined   as  specified  in  the  related
                                    Prospectus Supplement; and (vii) include, as
                                    to  Certificates  entitled to  distributions
                                    allocable   to   interest,   the   right  to
                                    distributions  allocable  to  interest  only
                                    after the occurrence of events  specified in
                                    the related  Prospectus  Supplement,  and in
                                    each case,  may accrue  interest  until such
                                    events  occur,  as  specified in the related
                                    Prospectus   Supplement.   The   timing  and
                                    amounts of such distributions may vary among
                                    classes,   over  time,   or   otherwise   as
                                    specified   in   the   related    Prospectus
                                    Supplement.  A Series  of  Certificates  may
                                    also   include   one  or  more   classes  of
                                    Certificates entitled to payments derived from a specified group or groups of Mortgage Assets held by the related Trust.

                                    Unless  otherwise  specified  in the related
                                    Prospectus Supplement, the Certificates will
                                    be issuable  in fully  registered  form,  in
                                    minimum denominations of $1,000 and integral
                                    multiples  of  $1,000  in  excess   thereof,
                                    except  that one  Certificate  of each class
                                    may be issued in a  different  denomination.
                                    See   "Description   of  the   Certificates"
                                    herein.

Distributions on the
Certificates ..................     All   distributions    will   be   made   to
                                    Certificateholders  in the priority,  manner
                                    and   amount   specified   in  the   related
                                    Prospectus Supplement.  The amount allocable
                                    to payments of principal and interest on any
                                    Distribution  Date  will  be  determined  as
                                    specified   in   the   related    Prospectus
                                    Supplement.  The rate at which interest will
                                    be passed  through  to holders of each class
                                    of  Certificates  entitled  thereto may be a
                                    Fixed  Rate or an  Adjustable  Rate from the
                                    date and for the periods,  in each case,  as
                                    specified   in   the   related    Prospectus
                                    Supplement. Any such rate will be calculated
                                    as  described  in  the  related   Prospectus
                                    Supplement.

Distribution Date..............     Distributions on the  Certificates  entitled
                                    thereto  will  be made  monthly,  quarterly,
                                    semi-annually or at such other intervals and
                                    on  the  dates   specified  in  the  related
                                    Prospectus Supplement (each, a "Distribution
                                    Date")  out  of  the  payments  received  in
                                    respect of the assets of the  related  Trust
                                    or other  assets held for the benefit of the
                                    Certificateholders   as   specified  in  the
                                    related Prospectus Supplement.

Determination Date.............     Unless  otherwise  specified  in the related
                                    Prospectus  Supplement,  the  "Determination
                                    Date" is the  third  Business  Day  prior to
                                    each    Distribution     Date.    On    each
                                    Determination Date, the Master Servicer will
                                    determine   the  amounts  of  principal  and
                                    interest which will be passed through to Certificateholders on

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                                      -8-

--------------------------------------------------------------------------------

                                    the related Distribution Date.

Due Period.....................     The  "Due  Period"  for  any  Series  is the
                                    period  specified in the related  Prospectus
                                    Supplement.  The "Due  Period" is the period
                                    during which  principal,  interest and other
                                    amounts  will be  collected  on the Mortgage
                                    Loans  for  application  to the  payment  of
                                    principal     and     interest     to    the
                                    Certificateholders and the payment of fees on such Distribution Date.

Business Day...................     A  "Business  Day" is any day  other  than a
                                    Saturday, Sunday or any day on which banking
                                    institutions   or  trust  companies  in  the
                                    states of New York, Oklahoma and such other states (if any) specified in the related
                                    Prospectus Supplement are authorized by law, regulation or executive order to be closed.

Cut-off Date...................     The first  day of the month of the  issuance
                                    of the related Series of Certificates or such other date as is specified in the related Prospectus Supplement (the "Cut-off
                                    Date").

The Mortgage Assets............     The  primary  assets of the trust fund for a
                                    Series of Certificates (each, a "Trust Fund"
                                    or  "Trust")  will  consist  of one or  more
                                    pools (each a "Mortgage  Pool" or "Pool") of
                                    certain   mortgage   related   assets   (the
                                    "Mortgage   Assets")   consisting   of   (i)
                                    mortgage  loans (or  participation  or other
                                    beneficial  interests  therein)  secured  by
                                    mortgages,   deeds  of   trust  or   similar
                                    security   instruments   (the   "Mortgages")
                                    creating first or subordinate  liens on one-
                                    to four-family  residential  properties (the
                                    "Mortgage Loans"),  and, if specified in the
                                    related Prospectus Supplement, (ii) mortgage
                                    pass-through  certificates or  participation
                                    certificates    evidencing    an   undivided
                                    interest  in a pool  of  mortgage  loans  or
                                    collateralized  mortgage obligations secured
                                    by    mortgage     loans    (the    "Private
                                    Mortgage-Backed Securities"),  together with
                                    payments in respect of such Mortgage Assets,
                                    and   (iii)    certain    other    accounts,
                                    obligations or  agreements,  in each case as
                                    specified   in   the   related    Prospectus
                                    Supplement.

A. Mortgage Loans..............     Unless  otherwise  specified  in the related
                                    Prospectus  Supplement,  the Mortgage  Loans
                                    will be secured by Mortgages  creating first
                                    or subordinate  liens on one- to four-family
                                    residential  properties  (each, a "Mortgaged
                                    Property").  If  specified  in  the  related
                                    Prospectus  Supplement,  the Mortgage  Loans
                                    may include loans or participations  therein
                                    secured by Mortgages on condominium units in
                                    condominium  buildings  together  with  such
                                    condominium units' appurtenant  interests in
                                    the  common   elements  of  the  condominium
                                    buildings.   If  specified  in  the  related
                                    Prospectus  Supplement,  the Mortgage Assets
                                    of the related  Trust may  include  mortgage
                                    participation     certificates    evidencing
                                    interests   in   mortgage   loans.    Unless
                                    otherwise    specified    in   the   related
                                    Prospectus Supplement, such Mortgage Loans will be loans that are not insured or guaranteed

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                                      -9-

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                                    by any governmental agency.

B. General Attributes of
   Mortgage Loans..............     The payment  terms of the Mortgage  Loans to
                                    be included in a Trust will be  described in
                                    the related  Prospectus  Supplement  and may
                                    include  any of the  following  features  or
                                    combinations   thereof  or  other   features
                                    described   in   the   related    Prospectus
                                    Supplement:

                                    (a)     Interest  may be  payable at a fixed
                                            rate (a "Fixed  Rate" and a Mortgage
                                            Loan  subject  thereto  is a  "Fixed
                                            Rate   Mortgage   Loan"),   a   rate
                                            adjustable  from  time  to  time  in
                                            relation to an index  (which will be
                                            specified in the related  Prospectus
                                            Supplement),  a rate  that is  fixed
                                            for  a  period   of  time  or  under
                                            certain    circumstances    and   is
                                            followed by an  adjustable  rate,  a
                                            rate that otherwise varies from time
                                            to   time,   or  a  rate   that   is
                                            convertible  from an adjustable rate
                                            to  a  fixed   rate   (each  of  the
                                            foregoing,  an "Adjustable Rate" and
                                            a Mortgage  Loan subject  thereto is
                                            an "Adjustable Rate Mortgage Loan").
                                            Changes to an Adjustable Rate may be
                                            subject  to  periodic   limitations,
                                            maximum  rates,  minimum  rates or a
                                            combination  of  such   limitations.
                                            Accrued interest may be deferred and
                                            added to the principal of a Mortgage
                                            Loan for such periods and under such
                                            circumstances as may be specified in
                                            the related  Prospectus  Supplement.
                                            The  loan  agreement  or  promissory
                                            note   (the   "Mortgage   Note")  in
                                            respect  of  a  Mortgage   Loan  may
                                            provide  for the payment of interest
                                            at a rate  lower  than the  interest
                                            rate (the "Mortgage Rate") specified
                                            in such  Mortgage  Note for a period
                                            of  time  or  for  the  life  of the
                                            Mortgage Loan, and the amount of any
                                            difference may be  contributed  from
                                            funds  supplied by the seller of the
                                            related   Mortgaged    Property   or
                                            another  source or may be treated as
                                            accrued  interest  and  added to the
                                            principal of the Mortgage Loan.

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                                      -10-

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                                    (b)     Principal   may  be   payable  on  a
                                            declining  balance  basis  to  fully
                                            amortize the Mortgage  Loan over its
                                            term, may be calculated on the basis
                                            of an assumed amortization  schedule
                                            that is  significantly  longer  than
                                            the original  term to maturity or on
                                            an interest  rate that is  different
                                            from the Mortgage Rate or may not be
                                            amortized during all or a portion of
                                            the original term. Payment of all or
                                            a   substantial   portion   of   the
                                            principal of certain  Mortgage Loans
                                            ("Balloon  Loans")  may  be  due  on
                                            maturity    ("Balloon    Payments").
                                            Mortgage   Loans  may   permit   the
                                            mortgagee  to require the  Mortgagor
                                            to pay the full principal balance of
                                            the loan on a  specified  date  (the
                                            "Call  Date")  prior to the maturity
                                            of   the   loan   ("Call    Loans").
                                            Principal may include  interest that
                                            has been  deferred  and added to the
                                            principal  balance  of the  Mortgage
                                            Loan.

                                    (c)     Monthly  payments of  principal  and
                                            interest  may be fixed  for the life
                                            of the Mortgage  Loan,  may increase
                                            over a  specified  period of time (a
                                            "Graduated  Payment  Loan")  or  may
                                            change  from  period to period.  The
                                            terms of a Mortgage Loan may include
                                            limits  on  periodic   increases  or
                                            decreases  in the  amount of monthly
                                            payments and may include  maximum or
                                            minimum amounts of monthly payments.

                                    (d)     The Mortgage Loans  generally may be
                                            prepaid  in  whole or in part at any
                                            time.  If  specified  in the related
                                            Prospectus     Supplement,      some
                                            prepayments  of the  full  principal
                                            balance  of a loan may be subject to
                                            a  prepayment  penalty  or  premium.
                                            Such  prepayment  penalty or premium
                                            will  be   applicable   to   certain
                                            prepayments of principal made during
                                            a  specified  period of time  during
                                            the life of the Mortgage  Loan.  The
                                            Mortgage  Note  in  respect  of  any
                                            Mortgage    Loan    subject   to   a
                                            prepayment    penalty   or   premium
                                            generally  will set  forth the terms
                                            of  prepayment.  Prepayments  on the
                                            Mortgage  Loans  as  a  result  of a
                                            refinancing   by   the   Seller   or
                                            Seller's  transferee  generally will
                                            not  be  subject  to  a   prepayment
                                            penalty  or  premium.  The  Mortgage
                                            Loans  generally   include  "due  on
                                            sale"   clauses   which  permit  the
                                            mortgagee  to demand  payment of the
                                            entire  Mortgage  Loan in connection
                                            with the sale or  certain  transfers
                                            of the related  Mortgaged  Property.
                                            Other    Mortgage   Loans   may   be
                                            assumable  by  persons  meeting  the
                                            then     applicable     underwriting
                                            standards for such Mortgage Loan.

                                    (e)     The   real   property   constituting
                                            security for repayment of a Mortgage
                                            Loan  may be  located  in any one of
                                            the fifty  states or the District of
                                            Columbia. Unless otherwise specified
                                            in    the     related     Prospectus
                                            Supplement,   all  of  the  Mortgage
                                            Loans will be  covered  by  standard
                                            hazard

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                                      -11-

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                                            insurance    policies    (each,    a
                                            "Standard Hazard Insurance  Policy")
                                            insuring  against losses due to fire
                                            and various other  causes.  Mortgage
                                            Loans    with    certain    Combined
                                            Loan-to-Value  Ratios and/or certain
                                            principal balances are generally not
                                            covered   wholly  or   partially  by
                                            Primary Mortgage  Insurance Policies
                                            unless  otherwise  specified  in the
                                            related Prospectus Supplement.

                                    (f)     Unless  otherwise  specified  in the
                                            related    Prospectus    Supplement,
                                            certain   of  the   Mortgage   Loans
                                            underlying   a   given   Series   of
                                            Certificates     may    have    been
                                            originated  by CIT Consumer  Finance
                                            or  affiliates  thereof  and certain
                                            Mortgage   Loans   may   have   been
                                            purchased by CIT Consumer Finance or
                                            an  affiliate  thereof  in the  open
                                            market  or in  privately  negotiated
                                            transactions, including transactions
                                            with  entities  affiliated  with CIT
                                            Consumer Finance.

                                    The Prospectus Supplement for each Series of
                                    Certificates  will  specify  with respect to
                                    all Mortgage  Loans  expected to be included
                                    in the related Pool as of the date specified
                                    in the related Prospectus Supplement,  among
                                    other  things,  (i) the  expected  aggregate
                                    outstanding   principal   balance   and  the
                                    expected   average   outstanding   principal
                                    balance of the Mortgage  Loans in such Pool,
                                    (ii) the largest expected  principal balance
                                    and the smallest expected  principal balance
                                    of any  of the  Mortgage  Loans,  (iii)  the
                                    types   of   Mortgaged   Properties   (e.g.,
                                    detached  residential  one-  to  four-family
                                    properties,  individual units in condominium
                                    apartment  buildings,  vacation  and  second
                                    homes, or other real property)  and/or other
                                    assets securing the Mortgage Loans, (iv) the
                                    original  terms to maturity of the  Mortgage
                                    Loans,  (v) the  expected  weighted  average
                                    term to maturity of the Mortgage Loans as of
                                    the  date   specified  in  such   Prospectus
                                    Supplement  and the  expected  range  of the
                                    terms  to   maturity,   (vi)  the   earliest
                                    origination date and latest maturity date of
                                    any  of  the  Mortgage   Loans,   (vii)  the
                                    expected  aggregate   principal  balance  of
                                    Mortgage Loans having Combined Loan-to-Value
                                    Ratios in  specified  ranges,  (viii) in the
                                    case  of  Fixed  Rate  Mortgage  Loans,  the
                                    expected  weighted average Mortgage Rate and
                                    ranges  of  Mortgage   Rates  borne  by  the
                                    Mortgage Loans (as the case may be), (ix) in
                                    the case of Adjustable  Rate Mortgage Loans,
                                    the   expected   weighted   average  of  the
                                    Adjustable Rates as of the date set forth in
                                    such Prospectus Supplement,  any periodic or
                                    lifetime   rate  caps  or  floors,   maximum
                                    permitted  Adjustable Rates, if any, and the
                                    Index  upon  which  the  Adjustable  Rate is
                                    based,    (x)   the    expected    aggregate
                                    outstanding  principal  balance,  if any, of
                                    Buydown Loans and Graduated  Payment  Loans,
                                    as of the date set forth in such  Prospectus
                                    Supplement,   (xi)  the  expected  aggregate
                                    outstanding principal balance, if any, of Call Loans and Balloon

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                                      -12-
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                                    Loans,  (xii) the amount of any  Certificate
                                    Guaranty  Insurance  Policy,  Mortgage  Pool
                                    Insurance  Policy,  Special Hazard Insurance
                                    Policy or  Bankruptcy  Bond to be maintained
                                    with  respect  to  such  Pool,   (xiii)  the
                                    amount,  if  any,  and  terms  of any  other
                                    Credit   Enhancement  to  be  provided  with
                                    respect to all or any Mortgage Loans or the Pool, (xiv) the priority of the Mortgages (first, second, third or fourth) and (xv) the expected geographic location of the Mortgaged Properties. See "The Trusts - The Mortgage Loans-General" herein.

C. Private Mortgage-Backed
   Securities..................     Private   Mortgage-Backed   Securities   may
                                    consist   of   (i)   mortgage   pass-through
                                    certificates or  participation  certificates
                                    evidencing  an undivided  interest in a pool
                                    of  mortgage  loans  or (ii)  collateralized
                                    mortgage   obligations   secured   by   such
                                    mortgage  loans.   Private   Mortgage-Backed
                                    Securities     may     include      stripped
                                    mortgage-backed  securities  representing an
                                    undivided  interest  in all or a part of any
                                    of the principal  distributions (but not the
                                    interest   distributions)  or  the  interest
                                    distributions   (but   not   the   principal
                                    distributions)  or in some specified portion
                                    of the principal and interest  distributions
                                    (but  not  all  of  such  distributions)  on
                                    certain mortgage loans.  Although individual
                                    mortgage   loans    underlying   a   Private
                                    Mortgage-Backed  Security  may be insured or
                                    guaranteed by the United States or an agency
                                    or  instrumentality  thereof,  they need not
                                    be,   and   the   Private    Mortgage-Backed
                                    Securities themselves will not be so insured
                                    or guaranteed. Unless otherwise specified in
                                    the related Prospectus Supplement,  payments
                                    on the  Private  Mortgage-Backed  Securities
                                    will be distributed  directly to the Trustee
                                    as   registered   owner   of  such   Private
                                    Mortgage-Backed    Securities.    See   "The
                                    Trusts--Private Mortgage-Backed Securities" herein.

                                    The  related  Prospectus  Supplement  for  a
                                    Series for which the Trust includes  Private
                                    Mortgage-Backed   Securities  will  specify,
                                    with respect to any Private  Mortgage-Backed
                                    Securities owned by the related Trust, among
                                    other things, (i) the approximate  aggregate
                                    principal  amount  and  type of any  Private
                                    Mortgage-Backed Securities to be included in
                                    the  Trust  for such  Series;  (ii)  certain
                                    characteristics  of the mortgage  loans that
                                    comprise  the  underlying   assets  for  the
                                    Private      Mortgage-Backed      Securities
                                    including:  (A) the payment features of such
                                    mortgage   loans,    (B)   the   approximate
                                    aggregate principal amount, if known, of such mortgage loans that are insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to such mortgage loans and (D) the minimum and maximum stated maturities of such mortgage loans at origination; (iii) the maximum original term-to-stated maturity of the Private Mortgage-Backed Securities;
                                    (iv)  the  weighted  average  term-to-stated
                                    maturity  of  the  Private

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                                      -13-
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                                    Mortgage-Backed    Securities;    (v)    the
                                    pass-through  or certificate  rate or ranges
                                    thereof  for  the  Private   Mortgage-Backed
                                    Securities;   (vi)  the   weighted   average
                                    pass-through  or  certificate  rate  of  the
                                    Private  Mortgage-Backed  Securities;  (vii)
                                    the  issuer of the  Private  Mortgage-Backed
                                    Securities (the "PMBS Issuer"), the servicer
                                    of the  Private  Mortgage-Backed  Securities
                                    (the "PMBS Servicer") if other than the PMBS
                                    Issuer  and  the   trustee  of  the  Private
                                    Mortgage-Backed    Securities   (the   "PMBS
                                    Trustee"); (viii) certain characteristics of
                                    credit  support,  if any,  such  as  reserve
                                    funds,  insurance  policies,  surety  bonds,
                                    letters of credit or guarantees, relating to
                                    the   mortgage   loans  that   comprise  the
                                    underlying    assets    for   the    Private
                                    Mortgage-Backed   Securities   or  to   such
                                    Private      Mortgage-Backed      Securities
                                    themselves;  (ix) the  terms  on  which  the
                                    mortgage  loans that comprise the underlying
                                    assets  for  such  Private   Mortgage-Backed
                                    Securities  may,  or  are  required  to,  be
                                    repurchased  prior to their stated  maturity
                                    or  the  stated   maturity  of  the  Private
                                    Mortgage-Backed   Securities;  and  (x)  the
                                    terms on which substitute mortgage loans may be delivered to replace those initially deposited with the PMBS Trustee. See "The Trusts" herein.

Pre-Funding Account............     If  provided   in  the  related   Prospectus
                                    Supplement, the original principal amount of
                                    a Series  of  Certificates  may  exceed  the
                                    principal  balance  of the  Mortgage  Assets
                                    initially  being  delivered  to the  Trustee
                                    with  respect  to  such  Series.  Cash in an
                                    amount   equal  to  such   difference   (the
                                    "Pre-Funded  Amount") will be deposited into
                                    a separate  trust account (the  "Pre-Funding
                                    Account")  maintained with the Trustee.  The
                                    Pre-Funded Amount will not exceed 25% of the
                                    Certificate   Balance.   During  the  period
                                    ("Funding  Period") set forth in the related
                                    Prospectus Supplement, amounts on deposit in
                                    the  Pre-Funding  Account  may  be  used  to
                                    purchase  additional Mortgage Assets for the
                                    related Trust.  In addition,  if provided in
                                    the related Prospectus  Supplement,  certain
                                    additional  amounts in  respect of  interest
                                    will  be  deposited  into  the   Pre-Funding
                                    Account or in a separate trust account.  The
                                    related  Prospectus  Supplement will specify
                                    the conditions which must be satisfied prior
                                    to  the  transfer  of  any  such  additional
                                    Mortgage  Assets,  including  the  requisite
                                    characteristics of such Mortgage Assets. Any
                                    amounts remaining in the Pre-Funding Account
                                    at the  end of the  Funding  Period  will be
                                    distributed as a principal prepayment to the
                                    holders   of   the    related    Series   of
                                    Certificates  at the time and in the  manner
                                    set   forth   in  the   related   Prospectus
                                    Supplement.  Unless  otherwise  specified in
                                    the  related  Prospectus   Supplement,   the
                                    specified period for the acquisition by a Trust of additional Mortgage Assets will not exceed three months from the date such Trust is established.

Credit Enhancement.............     The  Mortgage  Assets  in  a  Trust  or  the
                                    Certificates of one or more classes in the related Series may have the benefit of one or

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                                      -14-
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                                    more types of credit  enhancement  described
                                    in the related  Prospectus  Supplement.  See
                                    "Credit Enhancement" herein. The protection against losses afforded by any such credit support may be limited. Credit Enhancement may include one or more of the following types:

A. Subordination...............     A Series of Certificates  may consist of one
                                    or more classes of Senior  Certificates  and
                                    one  or   more   classes   of   Subordinated
                                    Certificates.  The rights of the  holders of
                                    the  Subordinated  Certificates  of a Series
                                    (the "Subordinated  Certificateholders")  to
                                    receive  distributions  with  respect to the
                                    assets  in  the   related   Trust   will  be
                                    subordinated  to such  rights of the holders
                                    of  the  Senior  Certificates  of  the  same
                                    Series (the "Senior  Certificateholders") to
                                    the   extent   described   in  the   related
                                    Prospectus Supplement. This subordination is
                                    intended  to  enhance  the   likelihood   of
                                    regular receipt by Senior Certificateholders
                                    of the full amount of the  monthly  payments
                                    of principal  and interest due to them.  The
                                    protection    afforded    to   the    Senior
                                    Certificateholders  of a Series  by means of
                                    the    subordination    feature    will   be
                                    accomplished by (i) the  preferential  right
                                    of such  holders  to  receive,  prior to any
                                    distribution  being  made in  respect of the
                                    related   Subordinated   Certificates,   the
                                    amounts of  principal  and interest due them
                                    on each  Distribution  Date out of the funds
                                    available for  distribution  on such date in
                                    the related  Certificate Account and, to the
                                    extent  described in the related  Prospectus
                                    Supplement,  by the right of such holders to
                                    receive future  distributions  on the assets
                                    in the  related  Trust that would  otherwise
                                    have  been   payable  to  the   Subordinated
                                    Certificateholders,    (ii)   reducing   the
                                    ownership    interest    of   the    related
                                    Subordinated    Certificates,     (iii)    a
                                    combination  of clauses  (i) and (ii) above,
                                    or  (iv)  as  otherwise   described  in  the
                                    related Prospectus Supplement.  If specified
                                    in  the   related   Prospectus   Supplement,
                                    subordination may apply only in the event of
                                    certain types of losses not covered by other
                                    forms  of  credit  support,  such as  hazard
                                    losses  not  covered  by   Standard   Hazard
                                    Insurance  Policies  or  losses  due  to the
                                    bankruptcy  or  fraud of the  Mortgagor  not
                                    covered by a Bankruptcy Bond. The protection
                                    afforded   to   Senior    Certificateholders
                                    through    subordination    also    may   be
                                    accomplished by allocating  certain types of
                                    losses  or   delinquencies  to  the  related
                                    Subordinated   Certificates  to  the  extent
                                    described   in   the   related    Prospectus
                                    Supplement.     The    related    Prospectus
                                    Supplement   will  set   forth   information
                                    concerning,  among other things,  the amount
                                    of  subordination  of a class or  classes of
                                    Subordinated  Certificates in a Series,  the
                                    circumstances  in which  such  subordination
                                    will be applicable  and the manner,  if any,
                                    in which the  amount of  subordination  will
                                    decrease  over  time.  If  specified  in the
                                    related  Prospectus  Supplement,   the  same
                                    class of Certificates may constitute  Senior
                                    Certificates  with respect to certain  types
                                    of   payments    or

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                                      -15-
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                                    certain   losses   or   delinquencies    and
                                    Subordinated  Certificates  with  respect to
                                    other   types  of   payments  or  losses  or
                                    delinquencies.

B. Overcollateralization.......     If  specified  in  the  related   Prospectus
                                    Supplement,  credit  support  may consist of
                                    overcollateralization  whereby the aggregate
                                    principal  amount  of  the  Mortgage  Assets
                                    exceeds  the  Certificate   Balance  of  the
                                    Certificates       of      such      Series.
                                    Overcollateralization   may   exist  on  the
                                    Closing Date or may develop  thereafter as a
                                    result  of  the   application   of   certain
                                    interest  collections  or other  collections
                                    received  in  connection  with the  Mortgage
                                    Assets in excess of amounts necessary to pay
                                    the  Pass-Through  Rate on the  Certificates
                                    and   certain   other   amounts  as  may  be
                                    specified   in   the   related    Prospectus
                                    Supplement.    The    existence    of    any
                                    overcollateralization and the manner, if any, by which it increases or decreases, will be set forth in the related Prospectus
                                    Supplement.

C. Reserve Fund................     One or more reserve funds (each,  a "Reserve
                                    Fund") may be established and maintained for
                                    each   Series.    The   related   Prospectus
                                    Supplement will specify whether or not any such Reserve Fund will be included in the corpus of the Trust for such Series and will also specify the manner of funding the related Reserve Fund and the conditions under which the amounts in any such Reserve
                                    Fund will be used to make distributions to holders of Certificates of a particular class or released from the related Trust.

D. Certificate Guaranty
   Insurance Policy............     A certificate  guaranty  insurance policy or
                                    policies  (each,  a  "Certificate   Guaranty
                                    Insurance   Policy")  may  be  obtained  and
                                    maintained  for one or more class or classes
                                    of a  Series  of  Certificates.  Certificate
                                    Guaranty    Insurance   Policies   generally
                                    unconditionally and irrevocably guarantee to
                                    Certificateholders  that the full  amount of
                                    the distributions of principal and interest,
                                    as well as any other  amounts  specified  in
                                    the related Prospectus  Supplement,  will be
                                    received  by an  agent  of  the  Trustee  on
                                    behalf     of     Certificateholders     for
                                    distribution     by    the     Trustee    to
                                    Certificateholders.   If  specified  in  the
                                    related    Prospectus    Supplement,     the
                                    Certificate  Guaranty  Insurance  Policy may
                                    only cover ultimate  payment of principal to
                                    Certificateholders and not timely payment of
                                    principal   on   each   Distribution   Date.
                                    Certificate  Guaranty Insurance Policies may
                                    have  certain  limitations  set forth in the
                                    related  Prospectus  Supplement,   including
                                    (but  not  limited  to)  limitations  on the
                                    insurer's   obligation   to  guarantee   the
                                    Sellers' or the Master Servicer's obligation to repurchase or substitute for any Mortgage
                                    Loans, to guarantee any specified rate of prepayments or to provide

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                                      -16-
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                                    funds   to   redeem   Certificates   on  any
                                    specified  date.  The  Certificate  Guaranty
                                    Insurance Policy may also be limited in amount.

E. Mortgage Pool Insurance
   Policy......................     A mortgage pool insurance policy or policies
                                    (each, a "Mortgage  Pool Insurance  Policy")
                                    may  be  obtained  and   maintained   for  a
                                    Mortgage Pool, which shall be limited in scope, covering defaults on the related
                                    Mortgage Loans in an initial amount equal to a specified percentage of the aggregate principal balance of all Mortgage Loans included in the Mortgage Pool as of the Cut-off Date and, if applicable, as of the Subsequent Cut-off Dates (as defined in the related Prospectus Supplement) related to the transfer of additional Mortgage Loans, if any, which are not covered as to their entire outstanding principal balances by
                                    Primary Mortgage Insurance Policies.

F. Special Hazard Insurance
   Policy......................     A  special   hazard   insurance   policy  or
                                    policies (each, a "Special Hazard  Insurance
                                    Policy"), may be obtained and maintained for a Mortgage Pool, covering certain physical risks that are not otherwise insured against by standard hazard insurance policies. Each
                                    Special Hazard Insurance Policy will be limited in scope and will cover losses pursuant to the provisions of each such Special Hazard Insurance Policy as described in the related Prospectus Supplement.

G. Bankruptcy Bond.............     A  bankruptcy   bond  or  bonds   (each,   a
                                    "Bankruptcy  Bond") may be obtained to cover
                                    certain losses  resulting  from  proceedings
                                    under  the  federal   Bankruptcy  Code  with
                                    respect to a Mortgage Loan. The level of coverage and the limitations in scope of each Bankruptcy Bond will be specified in the related Prospectus Supplement.

H. Cross
   Collateralization.........       If  specified  in  the  related   Prospectus
                                    Supplement,   the  beneficial  ownership  of
                                    separate Trusts or separate groups of assets
                                    included  in a  Trust  may be  evidenced  by
                                    separate  classes of the  related  Series of
                                    Certificates.  In such case,  credit support
                                    may be provided by a cross collateralization
                                    feature which requires that distributions be
                                    made with respect to Certificates evidencing
                                    beneficial ownership of one or more separate
                                    Trusts    or   asset    groups    prior   to
                                    distributions  to Certificates  evidencing a
                                    beneficial   ownership   interest  in  other
                                    separate  Trusts or asset groups  within the
                                    same  Trust.  If  specified  in the  related
                                    Prospectus Supplement, the coverage provided
                                    by one or more forms of credit  support  may
                                    apply  concurrently  to two or more separate
                                    Trusts,  without priority among such Trusts,
                                    until the credit  support is  exhausted.  If
                                    applicable,     the    related    Prospectus
                                    Supplement will identify the Trusts or asset groups to which such credit support relates and the manner of determining the

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                                      -17-
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                                    amount of the coverage  provided thereby and
                                    of the application of such coverage to the identified Trusts or asset groups.

I. Other Credit
   Enhancement.................     Other credit  enhancement  arrangements,  as
                                    described   in   the   related    Prospectus
                                    Supplement,  including  (but not limited to)
                                    one or more spread accounts, cash collateral
                                    accounts and/or other  accounts,  letters of
                                    credit,  surety  bonds,  financial  guaranty
                                    insurance  policies,  interest  rate  swaps,
                                    caps, floors and other derivative  products,
                                    guaranteed  investment  contracts  or  third
                                    party  guarantees  (including  guarantees by
                                    The CIT Group,  Inc., its affiliates,  or an
                                    unaffiliated  third party,  any of which may
                                    be limited in nature) or similar instruments
                                    or  agreements,   may  be  used  to  provide
                                    coverage  for  certain  risks or defaults or
                                    losses.   These   arrangements   may  be  in
                                    addition to or in substitution for any forms
                                    of   credit   support   described   in  this
                                    Prospectus.  Any  such  arrangement  must be
                                    acceptable  to  each  nationally  recognized
                                    statistical    rating    organization   that
                                    provides a rating for one or more classes of the related Series of Certificates (each, a "Rating Agency").

Advances.......................     Unless  otherwise  specified  in the related
                                    Prospectus  Supplement,  the Master Servicer
                                    will be  required to remit to the Trustee no
                                    later than the day prior to the Distribution
                                    Date and in no case earlier than the seventh
                                    Business  Day of such  month the  amount (an
                                    "Advance"),   if  any,  by  which  30  days'
                                    interest  at  the  Mortgage   Rate  (or,  if
                                    specified   in   the   related    Prospectus
                                    Supplement,  at the Adjusted  Mortgage  Loan
                                    Remittance  Rate)  on the  then  outstanding
                                    principal balance of a Mortgage Loan exceeds
                                    the amount  received by the Master  Servicer
                                    in respect of interest on the Mortgage  Loan
                                    as of the related  Record Date. Any Advances
                                    by the Master  Servicer will be reimbursable
                                    to the Master  Servicer out of recoveries on
                                    the specific Mortgage Assets with respect to
                                    which such  Advances  were made (e.g.,  late
                                    payments made by the related Mortgagors, any
                                    related  Insurance   Proceeds,   Liquidation
                                    Proceeds,    Released   Mortgaged   Property
                                    Proceeds or proceeds  of any  Mortgage  Loan
                                    repurchased by the Depositor, a Sub-Servicer
                                    or  a  Seller   pursuant   to  the   related
                                    Agreement)  and any other  amount that would
                                    otherwise  be  distributed  to the holder or
                                    holders  of  Certificates  representing  the
                                    residual  interest  of a Trust  for  which a
                                    REMIC  election has been made.  In addition,
                                    Advances by the Master Servicer also will be
                                    reimbursable  to the  Master  Servicer  from
                                    cash     otherwise      distributable     to
                                    Certificateholders     (including     Senior
                                    Certificateholders) to the extent that the Master Servicer determines that any such Advances previously made are not ultimately recoverable as described in the immediately preceding sentence. See "Description of the Certificates -- Advances and Compensating
                                    Interest"  herein.  Any  obligation  to make
                                    Advances  may be subject to  limitations

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                                      -18-
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                                    as  specified  in  the  related   Prospectus
                                    Supplement.   If  provided  in  the  related
                                    Prospectus Supplement, the obligation of the
                                    Master  Servicer to make such  Advances will
                                    be  limited  to  amounts   corresponding  to
                                    delinquent  interest  payments on a Mortgage
                                    Loan and/or will be limited to amounts  that
                                    the  Master   Servicer   believes   will  be
                                    recoverable   out  of   late   payments   by
                                    Mortgagors on a Mortgage  Loan,  Liquidation
                                    Proceeds, Insurance Proceeds or otherwise.

Compensating Interest..........     Unless  otherwise  specified  in the related
                                    Prospectus  Supplement,  not later  than the
                                    close of business on the  Business Day prior
                                    to each Determination  Date, with respect to
                                    each  Mortgage  Loan as to which the  Master
                                    Servicer  receives  during the  related  Due
                                    Period  a  principal   payment  in  full  in
                                    advance of the final  scheduled  due date (a
                                    "Principal Prepayment"), the Master Servicer
                                    will be required to remit to the Trustee for
                                    deposit  in  the  Certificate  Account  from
                                    amounts  otherwise  payable  to  the  Master
                                    Servicer  as  servicing   compensation,   an
                                    amount  ("Compensating  Interest")  equal to
                                    any excess of (a) 30 days'  interest  on the
                                    principal balance of each such Mortgage Loan
                                    as of  the  beginning  of  the  related  Due
                                    Period at the applicable  Mortgage Rate (or,
                                    if  specified  in  the  related   Prospectus
                                    Supplement,  at the Adjusted  Mortgage  Loan
                                    Remittance Rate) over (b) the amount of interest actually received on the related
                                    Mortgage Loan during such Due Period.

Optional Termination...........     The  Master  Servicer,  the  Depositor,  the
                                    holder of the residual  interest in a REMIC,
                                    certain  insurers or certain other  entities
                                    specified   in   the   related    Prospectus
                                    Supplement  may have the  option  to  effect
                                    early    termination    of   a   Series   of
                                    Certificates  through  the  purchase  of the
                                    Mortgage  Assets  and  other  assets  in the
                                    related Trust under the circumstances and in
                                    the   manner   specified   in  the   related
                                    Prospectus  Supplement and herein under "The
                                    Pooling            and             Servicing
                                    Agreement--Termination; Purchase of Mortgage
                                    Loans."

Mandatory Termination..........     The Trustee,  the Master Servicer or certain
                                    other  entities  specified  in  the  related
                                    Prospectus  Supplement  may be  required  to
                                    effect  early  termination  of a  Series  of
                                    Certificates  under the circumstances and in
                                    the   manner   specified   in  the   related
                                    Prospectus  Supplement and herein under "The
                                    Pooling            and             Servicing
                                    Agreement--Termination; Purchase of Mortgage
                                    Loans."

Legal Investment...............     The Prospectus Supplement for each Series of
                                    Certificates  will specify which, if any, of
                                    the classes of Certificates  offered thereby
                                    will    constitute     "mortgage     related
                                    securities"  for  purposes of the  Secondary
                                    Mortgage  Market  Enhancement  Act  of  1984
                                    ("SMMEA").   Classes  of  Certificates  that
                                    qualify as "mortgage related securities" will be legal investments for certain types of institutional investors to the extent provided in

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                                      -19-
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                                    SMMEA,  subject,  in any case,  to any other
                                    regulations  that may govern  investments by
                                    such  institutional   investors.   Investors
                                    should  consult  with  their  counsel or the
                                    applicable  authorities to determine whether
                                    an  investment  in  a  particular  class  of
                                    Certificates  (whether  or  not  such  class
                                    constitutes a "mortgage  related  security")
                                    complies with applicable guidelines,  policy
                                    statements  or   restrictions.   See  "Legal
                                    Investment" herein.

Certain Federal Income Tax
Consequences...................     The  federal  income  tax   consequences  to
                                    Certificateholders  will vary  depending  on
                                    whether  one or more  elections  are made to
                                    treat  the  Trust  or   specified   portions
                                    thereof   as   a   "real   estate   mortgage
                                    investment   conduit"  ("REMIC")  under  the
                                    provisions  of the Internal  Revenue Code of
                                    1986,   as   amended   (the   "Code").   The
                                    Prospectus Supplement for each Series of Certificates will specify whether such an election will be made. Investors are advised to consult their tax advisors and to review
                                    "Certain Federal Income Tax Consequences" herein and, if applicable, in the related
                                    Prospectus Supplement.

ERISA Considerations...........     A fiduciary of any employee  benefit plan or
                                    other   retirement   plan   or   arrangement
                                    (including  individual  retirement accounts,
                                    certain   Keogh   plans,    and   collective
                                    investment  funds,   separate  accounts  and
                                    insurance  company general accounts in which
                                    such  plans,  accounts or  arrangements  are
                                    invested) subject to the Employee Retirement
                                    Income  Security  Act of  1974,  as  amended
                                    ("ERISA"),  or  the  Code  should  carefully
                                    review  with its legal  advisors  whether an
                                    investment  in  Certificates  will cause the
                                    assets of the related Trust to be considered
                                    plan assets  under the  Department  of Labor
                                    ("DOL")  regulations  set forth in 29 C.F.R.
                                    Section    2510.3-101   (the   "Plan   Asset
                                    Regulations"),    thereby   subjecting   the
                                    Trustee  and  the  Master  Servicer  to  the
                                    fiduciary investment standards of ERISA, and
                                    whether the purchase, holding or transfer of
                                    Certificates    could   give   rise   to   a
                                    transaction   prohibited  or  not  otherwise
                                    permissible  under  ERISA  or  the  Code  or
                                    subject  to the  excise  tax  provisions  of
                                    Section  4975  of  the  Code,  unless  a DOL
                                    administrative exemption applies. See "ERISA
                                    Considerations"  herein  and in the  related
                                    Prospectus  Supplement.  If specified in the
                                    related   Prospectus   Supplement,   certain
                                    classes   of   Certificates   may   not   be
                                    transferred   unless  the  Trustee  and  the
                                    Depositor  are  furnished  with a letter  of
                                    representation  or an  opinion of counsel to
                                    the  effect  that  such  transfer  will  not
                                    result  in a  violation  of  the  prohibited
                                    transaction provisions of ERISA and the Code
                                    and  will  not  subject  the  Trustee,   the
                                    Depositor   or  the   Master   Servicer   to
                                    additional obligations.  See "Description of
                                    the    Certificates--General"   and   "ERISA
                                    Considerations"  herein  and in the  related
                                    Prospectus Supplement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Registration of
Certificates...................     If  specified  in  the  related   Prospectus
                                    Supplement, Certificates will be represented
                                    by  global  certificates  registered  in the
                                    name of Cede & Co.  ("Cede"),  as nominee of
                                    The  Depository  Trust Company  ("DTC"),  or
                                    another     nominee.     In    such    case,
                                    Certificateholders  will not be  entitled to
                                    receive Definitive Certificates representing
                                    such Certificateholders'  interests,  except
                                    in certain  circumstances  described  in the
                                    related Prospectus Supplement.  If specified
                                    in  the   related   Prospectus   Supplement,
                                    Certificateholders     may     also     hold
                                    Certificates of a Series through Cedel Bank,
                                    societe  anonyme  ("Cedel") or the Euroclear
                                    System  ("Euroclear") in Europe, if they are
                                    participants  in such systems or  indirectly
                                    through  organizations that are participants
                                    in such  systems.  See  "Description  of the
                                    Certificates--Book-Entry       Certificates"
                                    herein.

--------------------------------------------------------------------------------

                                  RISK FACTORS

      Prospective Certificateholders should consider, among other things, the following risk factors in connection with the purchase of the Certificates:

      1. General. An investment in Certificates evidencing interests in Mortgage Loans may be affected, among other things, by a decline in real estate values or changes in mortgage market rates. An overall decline in the market value of residential real estate, the general condition of a Mortgaged Property, or other factors, could adversely affect the values of the Mortgaged Properties such that the outstanding balances of the Mortgage Loans, together with any senior liens on the Mortgaged Properties, equal or exceed the value of the Mortgaged Properties. Such a decline could extinguish the interest of the related Trust in the Mortgaged Properties before having any effect on the interest of the related senior mortgagee. Certain of the Mortgage Loans may be secured by Mortgaged Properties located in areas of the country which have experienced declines in real estate values over the last few years. The Depositor will not be able to quantify the impact of any property value declines on the Mortgage Loans or predict whether, to what extent or how long such declines may continue. In periods of such declines, the actual rates of delinquencies, foreclosures and losses on the Mortgage Loans could be higher than those historically experienced in the mortgage lending industry in general. See "The Home Equity Lending Program--Servicing and Collections" herein. To the extent that such losses are not covered by the subordination of any class or Series of Certificates, applicable insurance policies or alternate credit enhancement, holders of the Certificates of a Series evidencing interests in a Mortgage Pool will bear all risk of loss resulting from default by borrowers on such Mortgage Loans (each a "Mortgagor") and will have to look primarily to the value of the Mortgaged Properties for recovery of the outstanding principal and unpaid interest of the defaulted Mortgage Loans. See "The Trusts" herein.

      2. Limited Obligations. The Certificates will not represent an interest in or obligation of The CIT Group Securitization Corporation III (the "Depositor"), The CIT Group/Sales Financing, Inc. ("CITSF"), The CIT Group/Consumer Finance, Inc. ("CIT Consumer Finance"), The CIT Group, Inc. ("CIT") or any of their respective affiliates, unless (and to the extent) expressly provided in the related Prospectus Supplement. Unless expressly provided in the related Prospectus Supplement, the Certificates will not be insured or guaranteed by any government agency or instrumentality, nor by the Depositor, CIT Consumer Finance, CITSF, CIT or any of their respective affiliates.

      3. Yield and Prepayment Considerations. The yield to maturity of the Certificates of each Series will depend on the rate of payment of principal (including prepayments, liquidations due to defaults, and repurchases due to conversion of Adjustable Rate Mortgage Loans to Fixed Rate Mortgage Loans or breaches of representations and warranties) on the Mortgage Loans and the price paid by Certificateholders. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the related Mortgage Loans. The yield to maturity on Certificates purchased at premiums or discounted to par will be extremely sensitive to the rate of prepayments on the related Mortgage Loans. In addition, the yield to maturity on certain other types of classes of Certificates, including certain other classes in a Series including more than one class of Certificates, may be relatively more sensitive to the rate of the prepayment on the related Mortgage Loans than other classes of Certificates. See "Yield and Prepayment Considerations" herein.

      Unless otherwise specified in the related Prospectus Supplement, the Mortgage Loans generally may be prepaid in whole or in part at any time. However, if permitted by the mortgage documentation and applicable law, the Master Servicer may charge a prepayment penalty or premium in connection with a prepayment, but CIT Consumer Finance's current operating system cannot process prepayment penalties for partial prepayments on any Mortgage Loan. Such penalties or premiums will be property of the related Trust. See "Certain Legal Aspects of the Mortgage Loans - Prepayment and Late Charges" and "Description of the Certificates - Distributions on Certificates - Available Funds" herein. The rate of prepayments of the Mortgage Loans cannot be predicted. The prepayment experience on the Mortgage Loans and the mortgage loans underlying the Private Mortgage-Backed Securities will affect the average life of the Certificates or each class of Certificates. Prepayments on the Mortgage Loans and the mortgage loans underlying the Private Mortgage-Backed Securities may be influenced by a variety of economic, geographic, social and other factors, including the difference between the interest rates on the Mortgage Loans or the mortgage loans underlying the Private Mortgage-Backed Securities and prevailing mortgage rates (giving consideration to the cost of refinancing). Therefore, no assurance can be given as to the level of prepayments that a Trust will experience.

      Evidence suggests that the prepayment behavior of a pool including home equity loans may be significantly different from that of a pool composed entirely of first-lien purchase money mortgage loans with equivalent interest rates and maturities. For example, the smaller average principal balance of a pool of home equity loans may result in a higher prepayment rate than that of a pool of first-lien purchase money mortgage loans with a larger average balance, regardless of the interest rate environment. A small principal balance, however, also may make refinancing a home equity loan at a lower interest rate less attractive to the borrower relative to refinancing a larger balance first-lien purchase money mortgage loan because the borrower may perceive the impact of lower interest rates on the size of the monthly payment for a home equity mortgage loan to be less than for a first-lien purchase money mortgage loan with a larger balance. The amounts of, and interest rates on, the underlying senior mortgage loans might be expected to affect the prepayment rate of a pool of junior mortgage loans. The use of first-lien mortgage loans as long-term financing for home purchase and the use of junior lien mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles might also affect prepayment rates. Accordingly, the Mortgage Loans which are home equity loans may experience a higher rate of prepayment than traditional fixed-rate mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on home equity mortgage loans for federal income tax purposes may further increase the rate of prepayments of such home equity loans. See "Yield and Prepayment Considerations" herein.

      Prepayments of the Mortgage Loans may result from voluntary early payments by Mortgagors (including payments in connection with refinancings of the related senior mortgage loan or loans), sales of Mortgaged Properties subject to "due on sale" provisions and liquidations due to default, as well as the receipt of proceeds from physical damage, credit life and disability insurance policies, if any. The Mortgage Loans generally contain "due on sale" provisions, and the Master Servicer will be required to enforce such provisions unless (i) such enforcement will impair or threaten to impair any recovery under any related Primary Mortgage Insurance Policy or will materially increase the risk of default or delinquency on, or materially decrease the security for, such Mortgage Loan or (ii) such enforcement is not permitted by applicable law or the applicable Mortgage, in which case the Master Servicer is authorized to permit the purchaser of the related Mortgaged Property to assume the Mortgage Loan. See "The Pooling and Servicing Agreement" and "Certain Legal Aspects of the Mortgage Loans - Due on Sale Clauses" herein and the related Prospectus Supplement.

      Collections on the Mortgage Loans may vary due to the level of incidence of delinquent payments and of prepayments. Collections on the Mortgage Loans may also vary due to seasonal purchasing and payment habits of Mortgagors.

      Prepayments may also result from mandatory prepayments relating to unused moneys held in Pre-Funding Accounts, if any, and refinancings by a Seller of the Mortgage Loan. In addition, repurchases or purchases from a Trust of Mortgage Loans or substitution adjustments required to be made under the related Agreement will have the same effect on the Certificateholders as a prepayment of such Mortgage Loans.

      4. Risk of Early Defaults. Certain of the Mortgage Loans underlying a Series of Certificates may be recently originated as of the date of inclusion in the related Mortgage Pool. Although little data is available, defaults on mortgage loans are generally expected to occur with greater frequency in their early years. Certain of the Mortgage Loans underlying a Series of Certificates may be delinquent in respect of the payment of principal and interest. In addition, certain of the Mortgagors under the Mortgage Loans underlying a Series of Certificates may be subject to personal bankruptcy proceedings. Such Mortgage Loans may be subject to a greater risk of default. See "Trusts" herein and "The Mortgage Pool" in the related Prospectus Supplement.

      5. Risk of the Losses Associated with Junior Liens. A substantial proportion of the residential mortgage loans originated by CIT Consumer Finance historically have been mortgage loans secured by liens subordinate to the rights of the mortgagee under each related senior mortgage ("Junior Lien Loans"). In most (or all) cases such senior mortgage or deed or trust will not be included in the Mortgage Pool. Although little data is available on CIT Consumer Finance's portfolio, the rate of default of Junior Lien Loans may be greater than that of mortgage loans secured by senior liens on comparable properties.

      A primary risk to holders of Junior Lien Loans is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior lien to satisfy both the senior mortgage and the Junior Lien Loan. The proceeds from any liquidation, insurance or condemnation proceedings will be available to satisfy the principal balance of a Junior Lien Loan only to the extent that the claims, if any, of each such senior mortgagee or beneficiary are satisfied in full, including any related foreclosure costs and, in the case of a judicial foreclosure, only to the extent that the junior mortgagee has answered and established its claim. In addition, a mortgagee holding a Junior Lien Loan may not foreclose on the related mortgaged property unless it forecloses subject to the related senior mortgage or mortgages, in which case it must either pay the entire amount of each senior mortgage to the applicable mortgagee at or prior to the foreclosure sale or undertake the obligation to make payments on each senior mortgage in the event of default thereunder. See "Certain Legal Aspects of the Mortgage Loans - Foreclosure" herein.

      In servicing Junior Lien Loans in its portfolio, it has been the practice of CIT Consumer Finance to satisfy each such senior mortgage at or prior to the foreclosure sale only to the extent that it determines any amount so paid will be recoverable from future payments and collections on such Junior Lien Loans or otherwise. In servicing Junior Lien Loans in its portfolio, it has been the practice of CIT Consumer Finance to advance funds to keep the senior lien current in the event the mortgagor is in default thereunder until such time as CIT Consumer Finance satisfies the senior lien by sale of the mortgaged property, but only to the extent that it determines such advances will be recoverable from future payments and collections on that Junior Lien Loan or otherwise. CIT Consumer Finance may modify these practices at any time. The related Trust will have no source of funds to satisfy a senior mortgage or to make payments due to any senior mortgagee. The Junior Lien Loans are subject and subordinate to any senior liens affecting the related Mortgaged Property, including limitations and prohibitions which may be contained in such senior liens upon subordinate financing. See "Certain Legal Aspects of The Mortgage Loans" herein.

      6. Potential Conflict of Interest. CIT Consumer Finance may hold both a senior mortgage and a Junior Lien Loan on the same Mortgaged Property (or CIT Consumer Finance may in the future originate a mortgage loan which is junior or senior to a Mortgage Loan included in the Mortgage Pool). In such circumstances, CIT Consumer Finance may, in its role as Master Servicer, be required to make decisions regarding a Mortgage Loan which could affect the value or collectability of a mortgage held by CIT Consumer Finance (or by a trust for which CIT Consumer Finance acts as servicer) on the same Mortgaged Property.

      7. Limited Liquidity. There can be no assurance that a secondary market will develop for the Certificates of any Series or, if it does develop, that it will provide the holders of Certificates of such Series with liquidity of investment or that it will remain for the life of such Series of Certificates. Although the Certificateholders of each Series will receive monthly statements containing certain statistical information with respect to the related Mortgage Pool, the Depositor publishes no information relating to the Certificates of any Series or any Mortgage Pool. The limited availability of any such published information may influence the liquidity of the Certificates.

      8. Subordination. With respect to Certificates of a Series having a class of Subordinated Certificates, while the subordination feature is intended to enhance the likelihood of timely payment of principal and interest to Senior Certificateholders, the level of subordination may be limited, as specified in the Prospectus Supplement, the Reserve Fund, if any, could be depleted, and payments applied to the Senior Certificates which are otherwise due to the Subordinated Certificates may be less than the losses.

      9. Risk of Losses Associated with Balloon and Call Loans. Certain of the Mortgage Loans may constitute Balloon Loans and Call Loans. Balloon Loans are originated with a stated maturity of less than the period of time required to amortize the Balloon Loan principal based upon the monthly payment amount. Consequently, upon the maturity of a Balloon Loan, the Mortgagor will be required to make a Balloon Payment that will be significantly larger than the previous monthly payments. Call Loans have a scheduled payment and term which fully amortizes principal. The terms of a Call Loan permit the mortgagee to require the Mortgagor to pay the full principal balance of the Mortgage Loan on a specified date before its scheduled maturity date. If the mortgagee exercises the call option in a Call Loan, the Mortgagor will be required to make a payment that will be significantly larger than the previous monthly payments. The ability of such a Mortgagor to repay a Balloon Loan at maturity or a Call Loan on the date a call option is exercised frequently will depend on such Mortgagor's ability to refinance the Mortgage Loan. The ability of a Mortgagor to refinance such a Mortgage Loan will be affected by a number of factors, including the level of available mortgage rates at the time, the value of the related Mortgaged Property, the Mortgagor's equity in the related Mortgaged Property, the creditworthiness of the Mortgagor, the tax laws and general economic conditions at the time.

      Although a low interest rate environment may facilitate the refinancing of a Balloon Payment, the receipt and reinvestment by Certificateholders of the proceeds in such an environment may produce a lower return than that previously received in respect of the related Mortgage Loan. Conversely, a high interest rate environment may make it more difficult for the Mortgagor to accomplish a refinancing and may result in delinquencies or defaults. Except as provided below, none of the Depositor, the Sellers, the Master Servicer or the Trustee will be obligated to provide funds to refinance any Mortgage Loan, including Balloon Loans or Call Loans. However, CIT Consumer Finance may in certain limited circumstances be required by law to provide such refinancing.

      10. Risk of Losses Associated with Adjustable Rate Mortgage Loans. Adjustable Rate Mortgage Loans may be underwritten on the basis of an assessment that Mortgagors will have the ability to make payments in higher amounts after relatively short periods of time. In some instances, a Mortgagor's income may not be sufficient to enable him or her to continue to make his or her loan payments as such payments increase and thus the likelihood of default will increase.

      11. Risk of Losses Associated with Bankruptcy of Mortgagors. General economic conditions have an impact on the ability of Mortgagors to repay Mortgage Loans. Loss of earnings, illness and other similar factors also may lead to an increase in delinquencies and bankruptcy filings by Mortgagors. In the event of personal bankruptcy of a Mortgagor, it is possible that a Trust could experience a loss with respect to such Mortgagor's Mortgage Loan. In conjunction with a Mortgagor's bankruptcy, a bankruptcy court may suspend or reduce the payments of principal and interest to be paid with respect to such Mortgage Loan or permanently reduce the principal balance of such Mortgage Loan, thereby either delaying or permanently limiting the amount received by the Trust with respect to such Mortgage Loan. Moreover, in the event a bankruptcy court prevents the transfer of the related Mortgaged Property to a Trust, any remaining balance on such Mortgage Loan may not be recoverable.

      12. Delays in Liquidating Defaulted Mortgage Loans. Even if one assumes that the Mortgaged Properties provide adequate security for the Mortgage Loans, substantial delays could be encountered in connection with the liquidation of defaulted Mortgage Loans resulting in corresponding delays in the receipt of related proceeds by the Certificateholders. An action to foreclose on a Mortgaged Property securing a Mortgage Loan is regulated by state statutes, rules and judicial decisions and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states, an action to obtain a deficiency judgment against the Mortgagor is not permitted following a nonjudicial sale of a Mortgaged Property. In the event of a default by a Mortgagor, these restrictions, among other things, may impede the ability of the Master Servicer to foreclose on or sell the Mortgaged Property or to obtain liquidation proceeds (net of expenses) sufficient to repay all amounts due on the related Mortgage Loan. The Master Servicer will be entitled to deduct from Liquidation Proceeds all expenses reasonably incurred in attempting to recover amounts due on the related liquidated Mortgage Loan and not yet repaid, including payments to prior lienholders, accrued Master Servicing Fees, legal fees and costs of legal action, real estate taxes, and maintenance and preservation expenses. In the event that the Mortgaged Properties fail to provide adequate security for the related Mortgage Loans and insufficient funds are available from any applicable credit enhancement, Certificateholders could experience a loss on their investment.

      Liquidation expenses with respect to defaulted Mortgage Loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that the Master Servicer takes the same steps in realizing upon a defaulted Mortgage Loan having a small remaining principal balance as it would in the case of a defaulted Mortgage Loan having a larger principal balance, the amount realized after expenses of liquidation would be less as a percentage of the outstanding principal balance of the smaller principal balance Mortgage Loan than would be the case with a larger principal balance loan. Because the average outstanding principal balances of the Mortgage Loans which are home equity loans are small relative to the size of the loans in a typical pool composed entirely of first mortgages, realizations net of liquidation expenses on defaulted Mortgage Loans which are home equity loans may also be smaller as a percentage of the principal amount of such home equity loans than would be the case with a typical pool of first Mortgage Loans.

      13. Risk of Losses Associated with Mortgaged Properties. No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding principal balances of the Mortgage Loans (and any additional financing by other lenders on the Mortgaged Properties) in a particular Mortgage Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now experienced by CIT Consumer Finance or those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the timely payment by Mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to any Mortgage Pool. To the extent that such losses are not covered by subordination provisions or alternative credit enhancement arrangements, such losses will be borne, at least in part, by the holders of the Certificates of the related Series.

      Certain of the Mortgaged Properties relating to Mortgage Loans may not be owner occupied. It is possible that the rate of delinquencies, foreclosures and losses on Mortgage Loans secured by nonowner occupied properties could be higher than for loans secured by the primary residence of the Mortgagor.

      Other factors affecting Mortgagors' ability to repay Mortgage Loans include excessive building resulting in an oversupply of housing stock or a decrease in employment reducing the demand for units in an area; federal, state or local regulations and controls affecting rents; prices of goods and energy; environmental restrictions; increasing labor and material costs; and the relative attractiveness of the Mortgaged Properties. To the extent that such losses are not covered by credit enhancements, such losses will be borne, at least in part, by the Certificateholders of the related Series.

      14. Litigation. Any material litigation pending against the Depositor, a Seller or the Master Servicer will be specified in the related Prospectus Supplement.

      15. Geographic Concentration of Mortgaged Properties. Certain geographic regions from time to time will experience weaker regional economic conditions and housing markets than will other regions, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. The Mortgage Loans underlying certain Series of Certificates may be concentrated in such regions, and such concentrations may present risk considerations in addition to those generally present for similar mortgage loan asset-backed securities without such concentrations. Information with respect to geographic concentration of Mortgaged Properties will be specified in the related Prospectus Supplement.

      16. Legal Considerations. Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of the Mortgage Loan originators, the Master Servicer and any Sub-Servicer. In addition, most states have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices that may apply to the origination, servicing and collection of the Mortgage Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of a Trust or of the Master Servicer to collect all or part of the principal of or interest on the Mortgage Loans, may entitle the Mortgagor to a refund of amounts previously paid and, in addition, could subject a Trust and the Master Servicer to damages and administrative sanctions. See "Certain Legal Aspects of The Mortgage Loans" herein. Unless otherwise specified in the related Prospectus Supplement, neither the related Trust nor the Depositor will obtain any licenses under any federal or state consumer laws or regulations. The absence of such licenses may impede the enforcement of certain rights or may give rise to certain defenses in actions seeking enforcement of such rights which may prevent a Trust from collecting amounts due under the Mortgage Loans.

      The Mortgage Loans may also be subject to federal laws, including: (i) the Federal Truth-in-Lending Act and Regulation Z promulgated thereunder and the Real Estate Settlement Procedures Act and Regulation X promulgated thereunder, which require certain disclosures to the Mortgagors regarding the terms of the Mortgage Loans; (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination in the extension of credit and administration of loans on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act; (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the Mortgagor's credit experience, and

(iv) the Fair Housing Act, which prohibits discrimination on the basis of, among other things, familial status or handicap.

      The Mortgage Loans may be subject to the Home Ownership and Equity Protection Act of 1994 (the "Home Ownership Act") which amended the Federal Truth-in-Lending Act as it applies to mortgages subject to the Home Ownership Act. The Home Ownership Act requires certain additional disclosures, specifies the timing of such disclosures and limits or prohibits the inclusion of certain provisions in mortgages subject to the Home Ownership Act. The Home Ownership Act also provides that any purchaser or assignee of a mortgage covered by the Home Ownership Act is subject to all of the claims and defenses which the borrower could assert against the original lender. The maximum damages that may be recovered by a borrower from an assignee in an action under the Home Ownership Act are the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the mortgage loan. Any Trust for which the Mortgage Assets include Mortgage Loans subject to the Home Ownership Act would be subject to all of the claims and defenses which the Mortgagor could assert against the original lender. Any violation of the Home Ownership Act which would result in such liability would be a breach of the Seller's representations and warranties, and the Seller would be obligated to cure, repurchase or, if permitted by the related Agreement, substitute another Mortgage Loan for the Mortgage Loan in question.

      Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and general principles of equity may limit the ability of a Trust or of the Master Servicer to collect all or part of the principal of or interest on the Mortgage Loans, may entitle the Mortgagor to rescind the Mortgage Loan and the Mortgage or to obtain a refund of amounts previously paid and, in addition, could subject a Trust or the Master Servicer to damages and administrative sanctions. If the Master Servicer is unable to collect all or part of the principal or interest on the Mortgage Loans because of a violation of the aforementioned laws, public policies or general principles of equity, then the Trust may delay payments to, or be unable to repay all amounts owed to, Certificateholders. Furthermore, depending upon whether damages and sanctions are assessed against the Master Servicer such violations may materially impact the financial ability of CIT Consumer Finance to continue to act as Master Servicer or the ability of CIT
Consumer Finance to repurchase or replace Mortgage Loans if such violation breaches a representation or warranty contained in the related Agreement.

      In addition, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act") and state debtor relief laws, may also adversely affect the Master Servicer's ability to collect the principal of or interest on the Mortgage Loans and also would affect the interests of the Certificateholders in such Mortgage Loans if such laws result in the Mortgage Loans being uncollectible. See "Certain Legal Aspects of the Mortgage Loans" herein.

      Generally, under the terms of the Relief Act or similar state legislation, a Mortgagor who enters military service after the origination of the related Mortgage Loan (including a Mortgagor who is a member of the National Guard or is in reserve status at the time of the origination of the Mortgage Loan and is later called to active duty) may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Mortgagor's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such action could have an effect, for an indeterminate period of time, on the ability of the Master Servicer to collect full amounts of interest on certain of the Mortgage Loans. In addition, the Relief Act imposes limitations that would impair the ability of the Master Servicer to foreclose on an affected Mortgage Loan during the Mortgagor's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion.

      Under environmental legislation and judicial decisions applicable in various states, a secured party which takes a deed in lieu of foreclosure, or acquires at a foreclosure sale a mortgaged property that, prior to foreclosure, has been involved in decisions or actions which may lead to contamination of a property, may be liable for the costs of cleaning up the purportedly contaminated site. It is unclear whether such costs, which could be substantial, would be imposed on a holder of a mortgage note (such as a Trust) which does not directly or through its agents use the Mortgaged Properties in a manner causing an environmental hazard. See "Certain Legal Aspects of The Mortgage Loans" herein.

      17. Liens and Certain Other Aspects of the Mortgage Loans. A variety of factors may limit the ability of the Certificateholders to realize upon the Mortgaged Properties securing the Mortgage Loans or may limit the amount realized to less than the amount due. See "Certain Legal Aspects of the Mortgage Loans" herein.

      18. The Status of the Mortgage Loans in the Event of Bankruptcy of the Depositor, CIT Consumer Finance or CITSF. In the event of the bankruptcy of the Depositor, CIT Consumer Finance, CITSF or any affiliate thereof which originated any Mortgage Loans, a trustee in bankruptcy of the Depositor, CIT Consumer Finance, CITSF or such affiliate, or the creditors thereof could attempt to convince the relevant court to recharacterize the transfer of the Mortgage Loans to the related Trust as a borrowing by the Depositor, CIT Consumer Finance, CITSF or such affiliate with the result, if such recharacterization were upheld, that the Certificateholders would be deemed creditors of the Depositor, CIT Consumer Finance or CITSF such affiliate, secured by a pledge of the Mortgage Loans. If the Mortgage Loans were deemed "sold" to the related Trust, the Mortgage Loans would not be assets of the Depositor, CIT Consumer Finance, CITSF or such affiliate and would not be available to their creditors. In the event that an attempt to convince the relevant court to recharacterize the transfer of the Mortgage Loans as a secured loan were successful, the Trustee, on behalf of the holders of the Certificates, would have a secured claim against the relevant entity but would be delayed or prohibited from exercising remedies with respect to the Mortgage Loans or taking actions with respect to the relevant entity absent court approval. In addition, other collateral might be substituted for the Mortgage Loans, and collections on the Mortgage Loans or such other collateral might be applied to make distributions of principal and interest on the Certificates at different times than those required by the related Agreement. Moreover, payment of interest which accrued after the commencement of the bankruptcy or insolvency proceeding might be limited, and payment of the "loan" could be accelerated, with holders of Certificates losing the right to future interest distributions. Even if such an attempt were not successful, it is possible that distributions on the Certificates would be subject to delays while the claim was being resolved by a court.

      19. ERISA Considerations. An investment in a class of Certificates of any Series by Plans may give rise to a prohibited transaction under ERISA Section 406 and be subject to tax under Code Section 4975 unless a statutory or administrative exemption is available. Accordingly, fiduciaries of any employee benefit plan or other retirement arrangement should consult their counsel before purchasing any class of Certificates. Certain classes of Certificates will not be eligible for purchase by Plans. See "ERISA Considerations" herein and in the related Prospectus Supplement.

      20. Limitations, Reduction and Substitution of Credit Enhancement. Credit enhancement may be provided with respect to one or more classes of Certificates of a Series to cover certain types of losses on the underlying Mortgage Loans. Credit enhancement may be provided by one or more forms, including, but not limited to, subordination of one or more classes of Certificates of such Series, letter of credit, financial guaranty insurance policy, mortgage pool insurance policy, special hazard insurance policy, reserve fund, spread account, cash collateral account, overcollateralization, cross collateralization or other type of credit enhancement (each, a "Credit Enhancement" and the entity providing it, a "Credit Enhancer"). The coverage of any Credit Enhancement may be limited or have exclusions from coverage and may decline over time or under certain circumstances, all as specified in the related Prospectus Supplement. See "Credit Enhancement" herein.

      21. Certificate Rating. It will be a condition to the issuance of a Series of Certificates that each class be rated in the rating categories specified in the related Prospectus Supplement by each Rating Agency identified in the related Prospectus Supplement. Any such rating would be based on, among other things, the adequacy of the value of the Mortgage Loans and any credit enhancement with respect to such Series. Such rating should not be deemed a recommendation to purchase, hold or sell Certificates, inasmuch as it does not address market price or suitability for a particular investor. Ratings on mortgage pass-through certificates do not represent an assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. There is also no assurance that any such rating will remain in effect for any given period of time or may not be lowered or withdrawn entirely by the Rating Agency if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Mortgage Loans, such rating might also be lowered or withdrawn, among other reasons, because of an adverse change in the financial or other condition of a Credit Enhancer or a change in the rating of such a Credit Enhancer's long term debt. In the event the rating is lowered or withdrawn, the liquidity of the related Certificates may be adversely affected.

      The rating of Certificates credit enhanced through external Credit Enhancement such as a letter of credit, financial guaranty insurance policy or mortgage pool insurance will depend primarily on the creditworthiness of the Credit Enhancer. Any reduction in the rating assigned to the claims-paying ability of the related Credit Enhancer below the rating initially given to the Certificates would likely result in a reduction in the rating of the Certificates. See "Ratings" herein and in the related Prospectus Supplement.

      22. The Subsequent Mortgage Loans. The conveyance of additional Mortgage Assets by the Depositor during the Funding Period, is subject to the conditions described in the related Prospectus Supplement. If the Depositor is unable to originate Mortgage Loans satisfying such conditions during the Funding Period, the Depositor will have insufficient Mortgage Loans to sell to the Trust, thereby resulting in prepayments of principal to Certificateholders as described below.

      Each additional Mortgage Asset must satisfy the eligibility criteria specified in the related Prospectus Supplement and in the related Agreement at the time of its addition. The Depositor or its affiliate (the seller of any additional Mortgage Assets to the Trust) will certify that all such eligibility criteria have been satisfied and CIT Consumer Finance or its affiliate (the seller of any additional Mortgage Assets to the Depositor) will certify that all conditions precedent to the sale of the additional Mortgage Assets to the Trust have been satisfied. It is a condition to the sale of any additional Mortgage Assets to the Trust that the Rating Agencies, after receiving prior notice of the proposed transfer of additional Mortgage Assets to the Trust, have not advised the Seller or the Trustee that the conveyance of such additional Mortgage Assets will result in a qualification, downgrade, or withdrawal of its then current rating of the Certificates. Following the transfer of additional Mortgage Assets to the Pool the aggregate characteristics of the Mortgage Assets then held in the Pool may vary from those of the Mortgage Loans originally included therein.

      The ability of the Trust to invest in additional Mortgage Assets is largely dependent upon whether CIT Consumer Finance or its affiliates are able to originate or purchase Mortgage Loans that meet the requirements for transfer from CIT Consumer Finance to the Depositor under the related Agreement. The ability of CIT Consumer Finance or its affiliates to originate or purchase such Mortgage Loans may be affected by a variety of social and economic factors. Moreover, such factors may affect the ability of the Mortgagors thereunder to perform their obligations thereunder which may cause Mortgage Loans originated or purchased by CIT Consumer Finance or its affiliates to fail to meet the requirements for transfer under the related Agreement. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. However, CIT Consumer Finance is unable to determine and has no basis to predict whether or to what extent economic or social factors will affect the performance by such Mortgagors and the availability of additional Mortgage Loans.

      23. Prepayment from the Pre-Funding Account. To the extent that the Pre-Funded Amount has not been fully applied by the Trust to purchase additional Mortgage Assets by the end of the Funding Period, the amount remaining on deposit in the Pre-Funding Account will be payable as principal to Certificateholders on the first Distribution Date following the end of the Funding Period, or, if the end of the Funding Period is on a Distribution Date, then on such date.

      In the event that amounts remain on deposit in the Pre-Funding Account at the end of the Funding Period and are applied to the payment of principal to the Certificateholders, such partial retirement of Certificates may shorten the average life of the Certificates and may cause the Certificateholders to experience a lower yield on the Certificates. In addition, any reinvestment risk resulting from such partial retirement will be borne by the holders of such Certificates.

      24. Risk of Commingling. At any time that the requirements as specified under "The Pooling and Servicing Agreement--Payments on Mortgage Assets;
Deposits to Certificate Account," are met, the Master Servicer may deposit payments and collections received on or with respect to the Mortgage Loans in the Certificate Account monthly on the Deposit Date. Until the Master Servicer makes such a monthly deposit into the Certificate Account, the Master Servicer may invest collections on the Mortgage Loans at its own risk and for its own benefit and need not segregate the collections from its own funds. If the Master Servicer were unable to remit such funds or if the Master Servicer became insolvent, the holders of the Certificates could incur a loss with respect to collections not deposited in the Certificate Account.

      25. Book-Entry Registration. Issuance of the Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary trading market since investors may be unwilling to purchase Certificates for which they cannot obtain definitive physical securities representing such Certificateholders' interests, except in certain circumstances described in the related Prospectus Supplement.

      Transactions in Certificates will, in most cases, be able to be effected only through The Depository Trust Company ("DTC"), Participants or Indirect Participants and certain banks or through Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear") in Europe. Since a Certificateholder will not generally be able to obtain a physical security under such systems, the ability of a Certificateholder to use effectively the Certificate as collateral for a loan from persons or entities that do not participate in such systems, or otherwise to take actions in respect of such Certificates, may be limited.

      Certificateholders may experience delay in their receipt of distributions of interest on and principal of the Certificates since distributions will be forwarded by the Trustee to DTC and, in such a case, DTC will be required to credit such distributions to the accounts of its Participants which thereafter will be required to credit them to the accounts of the applicable class of Certificateholders either directly or indirectly through Indirect Participants.

      Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Book-Entry Certificates will be DTC or its nominee. Beneficial owners of the

Book-Entry Certificates will not be Certificateholders, as that term will be used in the Agreement relating to such Series of Certificates. Beneficial owners are only permitted to exercise the rights of Certificateholders indirectly through Financial Intermediaries and DTC. Monthly and annual reports on the related Trust provided to DTC or its nominee, as the case may be, as holder of record of the Book-Entry Certificates, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited. See "Description of the Certificates -- Book-Entry Certificates" herein.

                                   THE TRUSTS

      The Trust for each Series will be held by the Trustee for the benefit of the related Certificateholders. Each Trust will consist of one or more pools (each, a "Mortgage Pool" or "Pool") of certain mortgage related assets (the "Mortgage Assets") consisting of (i) mortgage loans (or participation or other beneficial interests therein) secured by mortgages, deeds of trust or similar security instruments (the "Mortgages") creating first or subordinate liens on one- to four-family residential properties (the "Mortgage Loans") and, if specified in the related Prospectus Supplement, (ii) Private Mortgage-Backed Securities, together with payments in respect of such Mortgage Assets, and (iii) certain other accounts, obligations or agreements, in each case as specified in the related Prospectus Supplement.

      Unless otherwise specified in the related Prospectus Supplement, the Certificates will be entitled to payment from the assets of the related Trust or other assets held for the benefit of the holders of such Certificates (the "Certificateholders") as specified in the related Prospectus Supplement and will not be entitled to payments in respect of the assets of any other trust established by the Depositor, a Seller or any of their affiliates.

      The Mortgage Assets will be acquired by the Depositor either directly or indirectly from CIT Consumer Finance and/or other affiliates of the Depositor (each, a "Seller") and conveyed by the Depositor to the related Trust Fund. Mortgage Loans acquired by the Depositor will have been originated or purchased by CIT Consumer Finance or its affiliates in accordance with the underwriting criteria specified below under "Mortgage Loan Program--Underwriting Standards" or as otherwise described in a related Prospectus Supplement. Certain Mortgage Loans originated in the State of Minnesota will have been originated or purchased by CITSF in accordance with the same underwriting criteria. Certain Mortgage Loans originated in the State of New York will have been originated or purchased by The CIT Group/Consumer Finance, Inc. (NY), a New York corporation and a wholly owned subsidiary of CIT, in accordance with the same underwriting criteria. Mortgage Loans may have been acquired by CIT Consumer Finance or an affiliate thereof in the open market or in privately negotiated transactions, including transactions with entities affiliated with CIT Consumer Finance.

      The following is a brief description of the Mortgage Assets expected to be included in the Trusts. If provided in the related Prospectus Supplement, the original principal amount of a Series of Certificates may exceed the principal balance of the Mortgage Assets initially being delivered to the Trustee with respect to such Series. Cash in an amount equal to such difference (the "Pre-Funded Amount") will be deposited into a separate trust account (the "Pre-Funding Account") maintained with the Trustee. The Pre-Funded Amount will not exceed 25% of the Certificate Balance. During the period (the "Funding Period") set forth in the related Prospectus Supplement, amounts on deposit in the Pre-Funding Account may be used to purchase additional Mortgage Assets for the related Trust. In addition, if so provided in the related prospectus Supplement, certain additional amounts in respect of interest will be deposited into the Pre-Funding Account or in a separate trust account. The related Prospectus Supplement will specify the conditions which must be satisfied prior to the transfer of any such additional Mortgage Assets, including the requisite characteristics of such Mortgage Assets. Any amounts remaining in the Pre-Funding Account at the end of such Funding Period will be distributed as a principal prepayment to the holders of the related Series of Certificates at the time and in the manner set forth in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the specified period for the acquisition by a Trust of additional Mortgage Assets will not exceed three months from the date such Trust is established.

      If specific information with respect to the Mortgage Assets is not known at the time the related Series of Certificates initially is offered, more general information of the nature described below will be provided in the related Prospectus Supplement, and specific information will be set forth in a report on a

Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the "Commission") within fifteen days after the initial issuance of such Certificates (the "Detailed Description"). A copy of the Agreement with respect to each Series of Certificates will be attached to the Current Report on Form 8-K and will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Mortgage Assets relating to such Series will be attached to the Agreement delivered to the Trustee upon delivery of the Certificates.

The Mortgage Loans-General

      For purposes hereof, the real property that secures repayment of the Mortgage Loans is referred to collectively as "Mortgaged Properties." The Mortgaged Properties may be located in any one of the fifty states or the District of Columbia. Unless otherwise specified in the related Prospectus
Supplement, all of the Mortgage Loans will be loans that are not insured or guaranteed by any governmental agency. Mortgage Loans with certain Combined Loan-to-Value Ratios and/or certain principal balances may be covered wholly or partially by primary mortgage guaranty insurance policies (each, a "Primary Mortgage Insurance Policy") to the extent provided in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Mortgage Loans will generally be covered by standard hazard insurance policies (each, a "Standard Hazard Insurance Policy"). The existence, extent and duration of any such coverage will be described in the related Prospectus Supplement.

      The Mortgage Loans in a Mortgage Pool will have monthly payments due on various days of each month. The payment terms of the Mortgage Loans to be included in a Trust will be described in the related Prospectus Supplement and may include any of the following features or combination thereof or other features described in the related Prospectus Supplement:

            (a) Interest may be payable at a fixed rate ("Fixed Rate" and a Mortgage Loan subject thereto is a "Fixed Rate Mortgage Loan"), a rate adjustable from time to time in relation to an index which will be specified in the related Prospectus Supplement, a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is convertible from an adjustable rate to a fixed rate (each of the foregoing, an "Adjustable Rate" and a Mortgage Loan subject thereto is an "Adjustable Rate Mortgage Loan"). Changes to an Adjustable Rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. The loan agreement or promissory note (the "Mortgage Note") in respect of a Mortgage Loan may provide for the payment of interest at a rate lower than the interest rate (the "Mortgage Rate") specified in such Mortgage Note for a period of time or for the life of the Mortgage Loan, and the amount of any difference may be contributed from funds supplied by the seller of the related Mortgaged Property or another source or may be treated as accrued interest added to the principal of the Mortgage Loan.

            (b) Principal may be payable on a declining balance basis to fully amortize the Mortgage Loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the Mortgage Rate or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal of certain Mortgage Loans ("Balloon Loans") may be due on maturity ("Balloon Payments"). Mortgage Loans may permit the mortgagee to require the Mortgagor to pay the full principal balance of the loan on a specified date the ("Call Date") prior to the maturity of the Loan ("Call Loans"). Principal may include interest that has been deferred and added to the principal balance of the Mortgage Loan.

            (c) Monthly payments of principal and interest may be fixed for the life of the Mortgage Loan, may increase over a specified period of time (a "Graduated Payment Loan") or may change from period to period. The terms of a Mortgage Loan may include limits on periodic increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments. Graduated Payment Loans may require the monthly payments of principal and interest to increase for a specified period, provide for deferred payment of a portion of the interest due monthly during such period, and recoup the deferred interest through negative amortization whereby the difference between the scheduled payment of interest and the amount of interest actually accrued is added monthly to the outstanding principal balance. Other Mortgage Loans sometimes referred to as "growing equity" mortgage loans may provide for periodic scheduled payment increases for a specified period with the full amount of such increases being applied to reduce principal.

            (d) The Mortgage Loans generally may be prepaid in whole or in part at any time. If specified in the related Prospectus Supplement, some prepayments of the full principal balance of a loan may be subject to a prepayment penalty or premium. Such prepayment penalty or premium will be applicable to certain prepayments of principal made during a specified period of time during the life of the Mortgage Loan. The Mortgage Note in respect of any Mortgage Loan subject to a prepayment penalty or premium generally will set forth the terms of prepayment. Prepayments on the Mortgage Loans as a result of a refinancing by the Seller or Seller's transferee generally will not be subject to a prepayment penalty or premium. The Mortgage Loans generally include "due on sale" clauses which permit the mortgagee to demand payment of the entire Mortgage Loan in connection with the sale or certain transfers of the related Mortgaged Property. Other Mortgage Loans may be assumable by persons meeting the then applicable underwriting standards for such Mortgage Loan.

      A Trust may contain certain Mortgage Loans ("Buydown Loans") that include provisions whereby a third party partially subsidizes the monthly payments of the Mortgagors on such Buydown Loans during the early years of such Buydown Loans, the difference to be made up from a fund (a "Buydown Fund") contributed by such third party at the time of origination of the Buydown Loan. A Buydown Fund will be in an amount equal either to the discounted value or full aggregate amount of future payment subsidies. The underlying assumption of buydown plans is that the income of the Mortgagor will increase during the buydown period as a result of normal increases in compensation and inflation, so that the Mortgagor will be able to meet the full mortgage payments at the end of the buydown period. To the extent that this assumption as to increased income is not fulfilled, the possibility of defaults on Buydown Loans is increased. The related Prospectus Supplement will contain information with respect to any Buydown Loan concerning limitations on the interest rate paid by the Mortgagor initially, on annual increases in the interest rate and on the length of the buydown period.

      Unless otherwise specified in the Prospectus Supplement, the Mortgage Loans will be Simple Interest Loans, Scheduled Accrual Loans and Precomputed Loans.

      "Simple Interest Loans" provide that interest is charged to the Mortgagor at the applicable Mortgage Rate on the outstanding principal balance of the related Mortgage Note and calculated based on the actual days elapsed from receipt of the Mortgagor's last payment to receipt of the Mortgagor's most current payment. Such interest is deducted from the Mortgagor's payment amount and the remainder, if any, of the payment is applied as a reduction to the outstanding principal balance of such Mortgage Note. Although the Mortgagor is required to remit equal monthly payments on a specified monthly payment date that would reduce the outstanding principal balance of such Mortgage Note to zero at such Mortgage Note's maturity date, payments that are made by the Mortgagor after the due date therefor (assuming all other payments are made on their specified monthly payment dates) would cause the outstanding principal balance of such Mortgage Note not to be reduced to zero. In such a case, the Mortgagor would be required to make an additional principal payment at the maturity date for such Mortgage Note. On the other hand, if a Mortgagor makes a payment before the due date therefor or pays an amount greater than the scheduled payment amount (assuming all other payments are made on their specified monthly payment dates), the reduction in the outstanding principal balance of such Mortgage Note would occur over a shorter period of time than it would have occurred had it been based on the original amortization schedule of such Mortgage Note.

      "Scheduled Accrual Loans" provide that interest is charged to the Mortgagor at the applicable Mortgage Rate on the outstanding principal balance of the related Mortgage Note and calculated as though each payment is made on the scheduled payment date. Scheduled monthly payments made by the Mortgagors on the Scheduled Accrual Loans either earlier or later than the scheduled due dates thereof will not affect the amortization schedule or the relative application of such payments to principal and interest. Interest on such Scheduled Accrual Loans will be calculated based on a 360-day year of twelve 30-day months. When the Mortgagor remits a payment greater than the amount currently due on the Mortgage Note, the additional payment is generally applied to the next scheduled installment unless otherwise specified by the Mortgagor. This application will not affect the amortization schedule or the relative application of such payment to principal and interest. No more than two future installments can be paid ahead in such manner. If payments are received which would result in the Mortgage Note being paid ahead more than two months or if the Mortgagor specifically instructs that any additional payment be applied to principal, then this partial prepayment of principal is generally effective as of the most recently paid installment and the relative application of principal and interest of future payments will be adjusted to reflect the partial principal prepayment. When a full prepayment of principal is made on a Scheduled Accrual Loan during a month, the Mortgagor is charged interest only on the days of the month actually elapsed up to the date of such prepayment, at a daily interest rate that is applied to the principal amount of the loan so prepaid.

      A "Precomputed Loan" provides for the payment by the related Mortgagor of a specified total amount of payments, payable in monthly installments on each due date, which total represents the principal and precomputed interest in an amount calculated at the stated Mortgage Rate for the term of the Mortgage Loan on the declining principal balance on the assumption that all scheduled payments are made when due. Any partial prepayment received in excess of the current amount due will be applied against future installments and will have no effect on the amortization of principal and interest. If a Mortgage Loan prepays in full, the Mortgagor will receive a refund of unearned interest calculated on an actuarial basis, which calculation may vary from state to state depending on state regulations.

      The Prospectus Supplement for each Series of Certificates will specify with respect to all Mortgage Loans expected to be included in the related Pool as of the date specified in the related Prospectus Supplement, among other things, (i) the expected aggregate outstanding principal balance and the expected average outstanding principal balance of the Mortgage Loans in such Pool, (ii) the largest expected principal balance and the smallest expected principal balance of any of the Mortgage Loans, (iii) the types of Mortgaged Properties (e.g., detached residential one- to four-family properties, individual units in condominiums, vacation and second homes, or other real property) and/or other assets securing the Mortgage Loans, (iv) the original terms to maturity of the Mortgage Loans, (v) the expected weighted average term to maturity of the Mortgage Loans as of the date specified in such Prospectus Supplement and the expected range of the terms of maturity, (vi) the earliest origination date and latest maturity date of any of the Mortgage Loans, (vii) the expected aggregate principal balance of Mortgage Loans having Combined Loan-to-Value Ratios in specified ranges, (viii) in the case of Fixed Rate Mortgage Loans, the expected weighted average Mortgage Rate and ranges of Mortgage Rates borne by the Mortgage Loans (as the case may be), (ix) in the case of Adjustable Rate Mortgage Loans, the expected weighted average of the Adjustable Rates as of the date set forth in such Prospectus

Supplement, any periodic or lifetime rate caps or floors, maximum permitted Adjustable Rates, if any, and the Index upon which the Adjustable Rate is based,
(x) the expected aggregate outstanding principal balance, if any, of Buydown Loans and Graduated Payment Loans, as of the date set forth in the Prospectus Supplement, (xi) the expected aggregate outstanding principal balance, if any, of Call Loans and Balloon Loans, (xii) the amount of any Certificate Guaranty Insurance Policy, Mortgage Pool Insurance Policy, Special Hazard Insurance Policy or Bankruptcy Bond to be maintained with respect to such Pool, (xiii) the amount, if any, and terms of any other Credit Enhancement to be provided with respect to all or any Mortgage Loans or the Pool, (xiv) the priority of the Mortgages (first, second, third or fourth) and (xv) the expected geographic location of the Mortgaged Properties. If specific information respecting the Mortgage Loans is not known to the Depositor at the time the related Certificates are initially offered, more general information of the nature described above will be provided in the Detailed Description.

      The "Combined Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio, expressed as a percentage, determined by dividing (x) the sum of the original principal balance of the Mortgage Loan (less the amount, if any, for the items specified in the related Prospectus Supplement) plus the principal balance of any loan or loans secured by a senior lien on the Mortgaged Property at the time of origination of the Mortgage Loan, by (y) the value of the related Mortgaged Property, based upon the appraisal or other valuation made at the time of origination of the Mortgage Loan (see "The Home Equity Lending Program -- Underwriting Standards").

      The Depositor will cause the Mortgage Loans comprising each Mortgage Pool to be assigned to the Trustee named in the related Prospectus Supplement for the benefit of the Certificateholders of the related Series. The Master Servicer will service the Mortgage Loans, either directly or through other mortgage servicing institutions (each, a "Sub-Servicer"), pursuant to a Pooling and Servicing Agreement (each, an "Agreement"), and will receive a fee for such services. See "The Home Equity Lending Program" and "The Pooling and Servicing Agreement" herein.

      Unless otherwise specified in the related Prospectus Supplement, CITSF will be appointed as a Sub-Servicer for all of the Mortgage Loans in each Mortgage Pool, and as a Sub-Servicer, will perform all or most of the servicing responsibilities described under "The Pooling and Servicing Agreement" herein and "Servicing of Mortgage Loans" in the related Prospectus Supplement. All references in this Prospectus and any related Prospectus Supplement to the "Master Servicer" or to CIT Consumer Finance in a servicing capacity shall include CIT Consumer Finance acting through any Sub-Servicer, including CITSF, or any agent. With respect to Mortgage Loans serviced by the Master Servicer through a Sub-Servicer, the Master Servicer will remain liable for its servicing obligations under the related Agreement as if the Master Servicer alone were servicing such Mortgage Loans.

      The Mortgage Loans generally will be evidenced by Mortgage Notes and secured by Mortgages. The "Mortgage Documents" for each Mortgage Loan are (i) the original Mortgage Note (except in the circumstances discussed under "The Pooling and Servicing Agreement--Assignment of Mortgage Assets"), (ii) the Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office or which has been lost, in which case the Depositor will, unless otherwise specified in the related Prospectus Supplement, deliver or cause to be delivered to the custodian a copy of such Mortgage together with a certificate that the original of such Mortgage was delivered to such recording office), (iii) any intervening assignments of the Mortgages, (iv) any title insurance policies with respect to the Mortgages, (v) any assumption or modification agreement and (vi) such other security documents as may be specified in the related Prospectus Supplement or the related
Agreement. Some or all of the Mortgage Documents may, as specified in the related Prospectus Supplement, be held for the benefit of the Trust by a custodian appointed pursuant to the related Agreement or a separate custodial agreement among the Depositor, the Trustee and such custodian. If specified in the related Prospectus Supplement, CIT Consumer Finance will be appointed as custodian of the Mortgage Documents pursuant to the related
Agreement  and,  in  such  capacity,  will  retain  possession  of the  Mortgage
Documents.

      Unless otherwise specified in the related Prospectus Supplement, the Depositor will have no obligations with respect to a Series of Certificates. See "The Pooling and Servicing Agreement-- Assignment of Mortgage Assets" herein. The obligations of the Master Servicer with respect to the Mortgage Loans will consist principally of its contractual servicing obligations under the related Agreement, including its obligation to enforce the obligations of the Sub-Servicers or Sellers, or both, as more fully described herein under "The Home Equity Lending Program--Representations by Sellers; Repurchases" and its obligation to make certain cash advances in the event of delinquencies in payments on or with respect to the Mortgage Loans in the amounts described herein under "Description of the Certificates--Advances" herein. The obligations of the Master Servicer to make advances may be subject to limitations, to the extent provided herein and in the related Prospectus Supplement.

      Unless otherwise specified in the related Prospectus Supplement, the Mortgage Loans will be secured by Mortgages creating first or subordinate liens on one- to four-family residential properties (each such property, a "Mortgaged Property"). If so specified in the related Prospectus Supplement, the Mortgage Loans may include loans or participations therein secured by Mortgages on condominium units in condominium buildings together with such condominium units' appurtenant interests in the common elements of the condominium buildings. If specified in the related Prospectus Supplement, the Mortgage Assets of the related Trust may include mortgage participation certificates evidencing interests in Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, such Mortgage Loans will be loans that are not insured or guaranteed by any governmental agency.

      The Mortgaged Properties relating to Mortgage Loans will consist of detached or semi-detached one-family dwelling units, two- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments and certain other dwelling units. Such
Mortgaged Properties may include vacation and second homes, investment properties and leasehold interests. In the case of leasehold interests, the term of the leasehold will exceed the scheduled maturity of the Mortgage Loan by at least five years, unless otherwise specified in the related Prospectus Supplement.

Private Mortgage-Backed Securities

      "Private Mortgage-Backed Securities" may consist of (i) mortgage pass-through certificates or participation certificates evidencing an undivided interest in a pool of mortgage loans, (ii) collateralized mortgage obligations secured by mortgage loans, together with payments in respect of such Mortgage Assets, and (iii) certain other accounts, obligations or agreements, in each case as specified in the related Prospectus Supplement. Private Mortgage-Backed Securities may include stripped mortgage-backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain mortgage loans. Private Mortgage-Backed Securities will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement (a "PMBS Agreement"). Unless otherwise specified in the related Prospectus Supplement, the seller/servicer of the underlying mortgage loans will have entered into the PMBS Agreement with the trustee under such PMBS Agreement (the "PMBS Trustee"). The PMBS Trustee or its agent, or a custodian, will possess the mortgage loans underlying such Private Mortgage-Backed Security. Mortgage loans underlying a Private Mortgage-Backed Security will be serviced by a servicer (the "PMBS Servicer") directly or by one or more sub-servicers who may be subject to the supervision of the PMBS Servicer.

      The issuer of the Private Mortgage-Backed Securities (the "PMBS Issuer") will be a financial institution or other entity engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling housing loans to such trusts and selling beneficial interests in such trusts. If specified in the related Prospectus Supplement, the PMBS Issuer may be an affiliate of the Depositor. The obligations of the PMBS Issuer will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related Trust. Unless otherwise specified in the related Prospectus Supplement, the PMBS Issuer will not have guaranteed any of the assets conveyed to the related Trust or any of the Private Mortgage-Backed Securities issued under the PMBS Agreement. Additionally, although the individual mortgage loans underlying the Private Mortgage-Backed Securities may be guaranteed by the United States or an agency or instrumentality thereof, they need not be, and the Private Mortgage-Backed Securities themselves will not be so insured or guaranteed.

      Distributions of principal and interest will be made on the Private Mortgage-Backed Securities on the dates specified in the related Prospectus Supplement. The Private Mortgage-Backed Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Mortgage-Backed Securities by the PMBS Trustee or the PMBS Servicer directly to the Trustee as registered owner of such Private Mortgage-Backed Securities, unless otherwise specified in the related Prospectus Supplement. The PMBS Issuer or the PMBS Servicer may have the right to repurchase assets underlying the Private Mortgage-Backed Securities after a certain date or under other circumstances specified in the related Prospectus Supplement.

      The mortgage loans underlying the Private Mortgage-Backed Securities may consist of Fixed Rate, level payment, fully amortizing Mortgage Loans or Graduated Payment Loans, Buydown Loans, Adjustable Rate Mortgage Loans or Mortgage Loans having balloon or other special payment features. Such Mortgage Loans may be secured by single family property or multifamily property or by a condominium or by an assignment of the proprietary lease or occupancy agreement relating to a specific dwelling within a Cooperative and the related shares issued by such Cooperative.

      The related Prospectus Supplement for a Series for which the Trust includes Private Mortgage-Backed Securities will specify, with respect to any Private Mortgage-Backed Securities owned by the related Trust, among other things, (i) the approximate aggregate principal amount and type of any Private Mortgage-Backed Securities to be included in the Trust for such Series; (ii) certain characteristics of the mortgage loans that comprise the underlying assets for the Private Mortgage-Backed Securities including: (A) the payment features of such mortgage loans, (B) the approximate aggregate principal amount, if known, of such mortgage loans that are insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to such mortgage loans and (D) the minimum and maximum stated maturities of such mortgage loans at origination; (iii) the maximum original term-to-stated maturity of the Private Mortgage-Backed Securities; (iv) the weighted average term-to-stated maturity of the Private Mortgage-Backed Securities; (v) the pass-through or certificate rate of the Private Mortgage-Backed Securities; (vi) the weighted average pass-through or certificate rate of the Private Mortgage-Backed Securities; (vii) the PMBS Issuer, the PMBS Servicer (if other than the PMBS Issuer) and the PMBS Trustee for such Private Mortgage-Backed Securities; (viii) certain characteristics of credit support, if any, such as reserve funds, insurance policies, surety bonds, letters of credit or guarantees, relating to the mortgage loans that comprise the underlying assets for the Private Mortgage-Backed Securities or to such Private Mortgage-Backed Securities themselves; (ix) the terms on which the mortgage loans that comprise the underlying assets for such Private Mortgage-Backed Securities may, or are required to, be purchased prior to their stated maturity or the stated maturity of the

Private Mortgage-Backed Securities; and (x) the terms on which substitute mortgage loans may be delivered to replace those initially deposited with the PMBS Trustee.

Substitution of Mortgage Assets

      Substitution of Mortgage Assets will be permitted in the event of breaches of representations and warranties with respect to any Mortgage Asset or in the event the documentation with respect to any Mortgage Asset is determined by the Trustee to be incomplete. The period during which such substitution will be permitted generally and the criteria for substituting for a Mortgage Asset will be indicated in the related Prospectus Supplement. The related Prospectus Supplement will describe any other conditions upon which Mortgage Assets may be substituted for Mortgage Assets initially included in the Trust.

                                 USE OF PROCEEDS

      The net proceeds to be received from the sale of the Certificates will be applied by the Depositor to the purchase of Mortgage Assets from the applicable Sellers and to pay expenses of the offering. The applicable Sellers will apply the proceeds for general corporate purposes, including the origination and acquisition of residential mortgage loans and other loans. The Depositor expects to sell Certificates in Series from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                               THE CIT GROUP, INC.

      CIT, a Delaware corporation, is a leading diversified finance organization with over $22 billion of managed assets at December 31, 1997. CIT offers secured commercial and consumer financing primarily in the United States to smaller, middle-market and larger businesses and to individuals through a nationwide distribution network. CIT commenced operations in 1908 and has developed a broad array of "franchise" businesses that focus on specific industries, asset types and markets, which are balanced by client, industry and geographic diversification. CIT has its principal executive offices at 1211 Avenue of the Americas, New York, New York 10036 and its telephone number is (212) 536-1390.

      CIT operates through two business segments: (i) commercial, which is comprised of Equipment Financing (equipment financing and leasing), Capital Finance (commercial aircraft and rail equipment financing and leasing), Commercial Services (factoring), Business Credit (secured financing to middle-market and larger-sized businesses) and Credit Finance (secured financing to smaller-sized and middle-market businesses) strategic business units, and
(ii) consumer, which is comprised of Consumer Finance (home equity) and Sales Financing (recreation vehicle, manufactured housing and recreational boat financing) strategic businesses units. These strategic business units offer products and services designed to satisfy the financing needs of specific customers, industries and markets.

      In November 1997, CIT issued 36,225,000 shares of Class A Common Stock in an initial public offering. The Dai-Ichi Kangyo Bank, Limited ("DKB") owns 126,000,000 of the outstanding shares of Class B Common Stock, each of which has five votes per share but is otherwise identical in all material respects to the Class A Common Stock (which has one vote per share). The Class B Common Stock owned by DKB, which is not publicly traded, represents in the aggregate 94.4% of the combined voting power of all of the outstanding Common Stock of CIT. For as long as DKB continues to own shares of Common Stock representing more than 50% of the combined voting power of the Class A Common

Stock and Class B Common Stock, DKB will be able to direct the election of all of the members of CIT's Board of Directors and exercise a controlling influence over the business and affairs of CIT.

      CIT is subject to the informational requirements of The Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Commission. Such reports and other information can be inspected and copied at the offices of the Commission. Certain of CIT's securities are listed on the New York Stock Exchange and reports and other information concerning CIT can also be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005. See "Available Information" herein.

      Unless CIT has issued a Limited Guarantee with respect to any Series of Certificates, CIT will have no obligations or liabilities with respect to any Series of Certificates.

                  THE CIT GROUP SECURITIZATION CORPORATION III,
                                  THE DEPOSITOR

      The CIT Group Securitization Corporation III (the "Depositor") was incorporated in the State of Delaware on April 8, 1996 and is a wholly-owned, limited purpose finance subsidiary of CIT. The Depositor maintains its principal office at 650 CIT Drive, Livingston, New Jersey 07039. Its telephone number is
(973) 535-3512.

      As described herein and in the related Prospectus Supplement, the obligations, if any, of the Depositor with respect to any Series of Certificates are limited. The Depositor will have no ongoing servicing obligations or responsibilities with respect to any Mortgage Assets. CIT Consumer Finance is an affiliate of the Depositor. Unless otherwise specified in the Prospectus Supplement, the Depositor will acquire the Mortgage Assets in a privately negotiated transaction from CIT Consumer Finance.

      Unless otherwise specified in the related Prospectus Supplement, neither CIT nor any of its affiliates, including the Depositor and CIT Consumer Finance, will be obligated with respect to any Series of Certificates. Accordingly, the Depositor has determined that financial statements of CIT Consumer Finance and its affiliates, including the Depositor, are not material to the offering of any Series of Certificates. If, with respect to a Series of Certificates any such financial statements are material, they will be included or incorporated by reference in the related Prospectus Supplement.

        THE CIT GROUP/CONSUMER FINANCE, INC., SELLER AND MASTER SERVICER

      Unless otherwise specified in the related Prospectus Supplement, the Mortgage Loans and any other applicable Mortgage Assets will be purchased by the Depositor, either directly or through affiliates, from CIT Consumer Finance or its affiliates, as Seller. Unless otherwise specified in the related Prospectus Supplement, the Mortgage Loans so acquired by the Depositor will have been originated or purchased by CIT Consumer Finance or its affiliates in accordance with the underwriting criteria specified below under "Underwriting Standards."

      Unless otherwise specified in the related Prospectus Supplement, CIT Consumer Finance will be appointed pursuant to the related Agreement as the master servicer for each Trust (the "Master Servicer").

      CIT Consumer Finance is a Delaware corporation and a wholly-owned subsidiary of CIT. It has its principal executive office at 650 CIT Drive, Livingston, New Jersey 07039, and its telephone number is (973) 740-5000.

      CIT Consumer Finance offers loans to consumers secured by first and subordinate mortgages on residential real estate (including condominiums). Business is generated through several distribution channels across the country. CIT Consumer Finance originates loans directly to consumers, using both its own employees and mortgage brokers. CIT Consumer Finance also purchases loans from mortgage bankers and other mortgage lenders, often referred to as "correspondents." CIT Consumer Finance purchases loans individually and in larger batches, including bulk portfolio purchases.

      CIT Consumer Finance is the master servicer for the loans held in its portfolio. CITSF performs servicing functions for CIT Consumer Finance as its Sub-Servicer from CITSF's Oklahoma City, Oklahoma Asset Service Center as described below. CIT Consumer Finance has a network of offices nationwide which handle business origination, credit, administration and management. In addition, CIT Consumer Finance maintains its quality control department at its Marlton, New Jersey office and its original document retention and processing facility in Cherry Hill, New Jersey.

                THE CIT GROUP/SALES FINANCING, INC., SUB-SERVICER

      Unless otherwise specified in the related Prospectus Supplement, CITSF will be appointed as a Sub-Servicer for all of the Mortgage Loans in each Mortgage Pool, and as a Sub-Servicer, will perform all or most of the servicing responsibilities described under "The Pooling and Servicing Agreement". All references in this Prospectus and any related Prospectus Supplement to the "Master Servicer" or to CIT Consumer Finance in a servicing capacity shall include CIT Consumer Finance acting through any Sub-Servicer, including CITSF, or any agent.

      Unless otherwise specified in the related Prospectus Supplement, CITSF originated the Mortgage Loans, if any, for which the Mortgaged Properties are located in the State of Minnesota and will sell such Mortgage Loans to CIT Consumer Finance for resale to the Depositor and then to a Trust.

      CITSF is a Delaware corporation and a wholly-owned subsidiary of CIT. It has its principal executive office at 650 CIT Drive, Livingston, New Jersey 07039 and its telephone number is (973) 740-5000.

      CITSF originates, purchases and services retail installment sales contracts, direct loans and mortgages for manufactured housing, recreational vehicles, recreational marine and other consumer goods throughout the United States and services mortgage loans originated and purchased by CIT Consumer Finance and other affiliates of CIT. CITSF has a centralized asset service facility (the "Asset Service Center") in Oklahoma City, Oklahoma. CITSF services, on behalf of other owners, retail installment contracts, direct loans and mortgage loans that were not originated by CITSF. These servicing arrangements may be made with respect to the portfolios of other lending institutions or finance companies, the portfolios of governmental agencies or instrumentalities, or portfolios that have been sold by CITSF or others to securitization trusts.

      The Asset Service Center of CITSF services consumer credit transactions in 50 states and the District of Columbia. It provides full servicing for retail installment contracts, direct loans and mortgages. In order to service these transactions, CITSF uses sub-servicers, outside collectors and field remarketers located throughout the United States.

                         THE HOME EQUITY LENDING PROGRAM

Overview

      The mortgage lending activities of CIT Consumer Finance consist primarily of originating, purchasing and selling Mortgage Loans secured by Mortgages creating first or subordinate liens on Mortgaged Properties (each such Mortgage Loan, a "Home Equity Loan"). Such Mortgaged Properties include condominiums, single-family detached homes, single-family attached homes and planned unit developments. It has been the policy of CIT Consumer Finance generally not to make Home Equity Loans secured by cooperative residences or other categories of properties that management believes have demonstrated relatively high levels of risk. CIT Consumer Finance makes the majority of its Home Equity Loans to borrowers who own a single-family detached home. CIT Consumer Finance approves Home Equity Loans to enable its borrowers to refinance an existing mortgage (in many cases replacing the existing loan with a loan with a larger principal balance), purchase a home, pay for education, pay for home improvements and consolidate debt, among other purposes.

      Initially, CIT Consumer Finance originated or purchased the majority of its Home Equity Loans with original terms of up to 180 months. Starting in 1994, CIT Consumer Finance began more frequently to originate and purchase Home Equity Loans with original terms of up to 360 months. CIT Consumer Finance believes that the longer term, and correspondingly lower monthly payments, of these Home Equity Loans are attractive to customers who might otherwise refinance an existing loan or obtain a new loan from a bank or other traditional long term lender. CIT Consumer Finance believes that its rapid turnaround time from application to funding a Home Equity Loan also makes CIT Consumer Finance more competitive with more traditional lenders.

      CIT Consumer Finance's area offices are located throughout the country. Three regional offices supervise the operations of a group of states. All Home Equity Loan area offices have a manager who reports to senior management. The supervision of all of CIT Consumer Finance's underwriting and administrative functions is conducted from the Livingston, New Jersey headquarters.

      The  following   sections  describe  the  origination,   underwriting  and
servicing procedures which CIT Consumer Finance follows in its Home Equity Loan program.

Home Equity Loan Origination

      The entire application process for Home Equity Loans is generally conducted either in person or by phone, facsimile, direct mail response, or the internet. Each loan application is entered into an automated application processing system which obtains a credit bureau report and calculates CIT Consumer Finance's proprietary internal credit score. CIT Consumer Finance attempts to process the applications as quickly as possible. An underwriter is responsible for completing, evaluating and processing the loan application of a prospective borrower based on information obtained from the borrower, some of which is verified with third parties. Depending on the characteristics of the requested loan, loan applications will be reviewed by an underwriter in the area office, regional office, or the Livingston, New Jersey headquarters.

      Underwriters are trained to structure loans that meet the applicant's needs, while satisfying CIT Consumer Finance's underwriting criteria. If an applicant does not meet the underwriting criteria under the applicable loan program, the underwriter may decline the application or suggest a loan on different terms.

      CIT Consumer Finance originates business directly to the consumer through a direct marketing campaign and through mortgage brokers.

Direct Marketing

      Utilizing a staff of marketing professionals, CIT Consumer Finance markets directly to the consumer through print ads, direct mail, and other media. Prospective applicants submit an application by mailing in a loan application included in the advertisement or by calling a toll free telephone number and giving the information to a representative. Applicants who apply by mail will also supply additional required information by telephone after CIT Consumer Finance has received the application. Once a completed application is received, a preliminary approval may be given within twenty four hours.

Broker Business

      CIT Consumer Finance also originates Home Equity Loans based upon applications received from independent mortgage brokers. CIT Consumer Finance will directly underwrite and fund these broker loans. A nationwide network of CIT Consumer Finance sales executives solicits broker business. These sales executives are responsible for the development and maintenance of the broker relationships and the coordination between the mortgage broker and CIT Consumer Finance's offices. Mortgage brokers participating in this program must be approved by CIT Consumer Finance by satisfying its established requirements pertaining to experience, financial stability, and licensing. A mortgage broker may be paid for its services by CIT Consumer Finance and the borrower. After the mortgage broker is approved, CIT Consumer Finance conducts regular periodic reviews of the relationship and the broker's performance. In these reviews, CIT Consumer Finance will examine the performance of loans originated by the broker and sometimes other factors, including maintenance of required regulatory licenses. Based upon the review, CIT Consumer Finance may adjust or terminate its relationship with the broker.

      CIT also purchases loans from mortgage bankers and other mortgage lenders, as described below.

Correspondent Lending

      CIT Consumer Finance also purchases Mortgage Loans through its correspondent lending program. CIT Consumer Finance will purchase loans on an individual basis from correspondents based upon applications which CIT Consumer Finance has previously approved. CIT Consumer Finance will also purchase from correspondents groups of loans submitted in small batches referred to as "bulks." CIT Consumer Finance establishes certain requirements which every correspondent must meet. These requirements concern the correspondent's experience, financial stability, and licensing. CIT Consumer Finance has agreements with the correspondents governing the nature of the relationship. Generally, all loans acquired through these correspondents conform to the underwriting criteria used by CIT Consumer Finance for its direct originations.

Institutional Bulk Portfolios

      CIT Consumer Finance also purchases portfolios of Home Equity Loans from other lenders ("Institutional Bulk Portfolios") which originated these loans under their own underwriting criteria. Institutional Bulk Portfolios are reviewed at the Livingston, New Jersey headquarters by senior level management, who formulate a bid to purchase the portfolio. CIT Consumer Finance performs a financial analysis on the portfolio as a whole. Depending upon the size of the portfolio, CIT Consumer Finance performs a due diligence review on either all the loans in the portfolio or on a statistical sample of the loans in the portfolio. The due diligence review includes legal and credit file reviews and recertification of property values. When purchasing Institutional Bulk Portfolios, CIT Consumer Finance may rely upon representations and warranties made by the seller to cover certain risks relating to origination, documentation and other matters which might have come to the attention of CIT Consumer Finance during the due diligence review process. CIT Consumer Finance also adjusts the price it offers for an Institutional Bulk Portfolio based upon CIT Consumer Finance's perception of the risk inherent in the portfolio as a whole.

      When CIT Consumer Finance purchases an Institutional Bulk Portfolio, the origination, underwriting, valuation and documentation standards are those of the originating lender. The description of CIT Consumer Finance's origination, underwriting and valuation practices set forth herein may not apply to a transaction from an Institutional Bulk Portfolio. Each Institutional Bulk Portfolio is different and the loans in its pool have different characteristics. When CIT Consumer Finance reviews an Institutional Bulk Portfolio, it may find certain risks inherent in the portfolio which are different from the risks which CIT Consumer Finance accepts for direct originations. In purchasing an Institutional Bulk Portfolio, CIT Consumer Finance may adjust its offering price or require representations and warranties from the seller to cover any such risks in origination, underwriting, valuation or documentation for loans in the portfolio.

Underwriting Policies and Procedures

Overview

      The following is a brief description of certain of the underwriting policies and procedures used by CIT Consumer Finance to underwrite Home Equity Loans. Underwriting standards are applied by a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the mortgaged property as collateral for the Home Equity Loan.

      CIT Consumer Finance uses a combination of credit scoring and judgmental credit analysis in making its underwriting decisions. As part of its underwriting process, CIT Consumer Finance will adjust the interest rate it charges on each Home Equity Loan to reflect CIT Consumer Finance's evaluation of the relative risk associated with a particular loan applicant. This practice is known as "risk-based" pricing.

      Initially, CIT Consumer Finance's credit criteria focused on high credit quality loans. These loans generally had shorter terms and were mostly second mortgages. In 1994, CIT Consumer Finance introduced risk-based pricing and changed its credit criteria to include certain specialized loan programs such as high loan to value, no income verification and purchase money loan programs. Under these specialized programs, underwriters can approve applicants with certain positive attributes (such as a high credit score, good credit bureau history, or characteristics of stability) with low equity in the property, without income verification, or if the purpose of the loan is to purchase real estate. These factors might have disqualified the applicant under CIT Consumer Finance's pre-1994 loan programs. CIT Consumer Finance believes that the positive attributes of these applicants overcome the other less favorable indicators that may be present.

      In 1995, CIT Consumer Finance added loan programs accommodating applicants with a record of more serious credit problems. Under the terms of these programs, the underwriter places greater emphasis on the applicant's equity in a home as well as other positive factors which are intended to compensate for the previous blemished credit record.

      CIT Consumer Finance may in the future change the underwriting policies and procedures described herein.

Description of Underwriting Process

      CIT Consumer Finance's underwriting process occurs at the local office, regional office, and the home office. Generally, loan applications for direct, broker, and correspondent business are input into an automated application processing system which allows CIT Consumer Finance to track its underwriting systematically and to achieve more uniform underwriting decisions. The system displays both an internal proprietary credit score and in some cases the credit bureau score ("FICO"). The internal credit score which CIT Consumer Finance utilizes is a proprietary model that was purchased from Fair, Isaac Company. CIT Consumer Finance's internal score is calculated by evaluating the characteristics of each individual loan application. The characteristics include: (1) occupancy status; (2) length of time at the residence; (3) length of time at the present employer; (4) debt to income ratio; (5) bank account references; (6) credit bureau information; and (7) loan-to-value ratio.

      The underwriter evaluates the application and loan package based upon both the applicable credit scores and other characteristics of the application. The underwriter may approve or deny the application even if the credit score does not indicate that approval or denial is warranted if, in the opinion of the underwriter, other factors exist which would support an approval or denial of the application. The extent of an underwriter's credit authority will be based in part on certain minimum internal credit scores and the FICO score.

      The Chief Credit Officer of CIT Consumer Finance assigns credit authority to individual underwriters based upon their experience and understanding of CIT Consumer Finance's underwriting policies and procedures. There is a hierarchy of credit authority in the organization beginning at the office level, progressing to the regional office and then to headquarters. If an underwriter believes that an approval is warranted but the underwriter does not have the authority to issue a loan approval, the underwriter recommends the loan application to the next higher credit authority. This more senior underwriter may have the appropriate level of authority to approve the loan. This process insures that an underwriter with the appropriate level of experience is reviewing the loan application. CIT Consumer Finance's Credit Department management monitors the performance of its underwriters.

      CIT Consumer Finance has produced and consistently updates a written policies and procedures manual detailing the loan underwriting process and procedures as well as the loan programs.

      Generally, loan applications are subject to a credit investigation. A prospective borrower applying for a home equity loan directly from CIT Consumer Finance is required to fill out or to submit information to complete an application. The application is designed to provide to the underwriter pertinent credit information with respect to the applicant's liabilities, income, credit history, employment history and personal information. In addition, with respect to each purchase money mortgage, each applicant may be required to have adequate cash to pay the down payment and closing costs.

      Credit reports, whether or not received as part of the original loan application, are generally obtained and reviewed for all lines of business. For direct originations, correspondent lending and broker business, CIT Consumer Finance requires a credit report on each applicant from a credit reporting company. The credit report typically contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, repossession, suits or judgments. All adverse information obtained relative to legal actions, payment records and character may be required to be satisfactorily explained and acceptable to the underwriter. The applicant may also be required to provide a letter explaining all late payments on mortgage and consumer (i.e., non-mortgage) debt noted on the credit report.

      CIT Consumer Finance generally obtains other evidence of employment to verify information provided by the borrower. CIT Consumer Finance sometimes obtains a written verification from the borrower's employer. This verification usually reports the length of employment with that organization, the borrower's current salary and whether it is expected that the borrower will continue such employment in the future. Instead of the written verification from the borrower's employer, CIT Consumer Finance may instead obtain from the applicant recent tax returns or other tax forms (e.g., W-2 forms) or current pay stubs or bank statements or may telephone the applicant's employer to verify an applicant's employment status. If the employer will not verify employment history over the telephone, CIT Consumer Finance may rely solely on the other information provided by the applicant. If a prospective borrower is self-employed, the borrower may be required to submit copies of the two most recent signed tax returns.

      The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

      As part of the loan approval, the underwriter will assign a credit risk rating or program code to the proposed loan. The underwriter may also add written conditions required in order to fund the loan.

Correspondent Business Underwriting

      For correspondent business, the loan package or application is reviewed, the information input into an automated application processing system, a credit report obtained (except where not permitted by law), and the property appraisal reviewed by a collateral risk manager. After this process is complete, the underwriter will review the loan application and other materials. If the underwriter approves the loan, the underwriter will do so based upon the criteria applicable to the program under which the loan is approved. In the loan approval, the underwriter will add written conditions required in order to fund the loan. CIT Consumer Finance will purchase the loan only if the borrower and correspondent meet these written conditions.

      Loans purchased from a correspondent on a bulk basis are reviewed in some cases at the correspondent's office. CIT Consumer Finance's underwriter will approve the loan package based on the information in the file and subject to the confirmation of this information. When CIT Consumer Finance receives the loan documentation from the correspondent for funding, CIT Consumer Finance generally obtains a credit report, verifies employment and determines that all other conditions to funding have been met.

Institutional Bulk Portfolio Underwriting

      In the case of an Institutional Bulk Portfolio, CIT Consumer Finance may underwrite the entire portfolio by taking a representative statistical sample of loans from the portfolio to review to determine if these loans would, at the time of their origination, have met the underwriting criteria of CIT Consumer Finance. Based upon the sampling, the senior underwriter may approve the purchase of the entire portfolio without underwriting each loan in the pool. Since CIT Consumer Finance does not actually review the documents in each loan file, it cannot determine if all loan files have the same characteristics as the sample. Similarly, CIT Consumer Finance cannot determine if all its underwriting criteria have been met for each loan in the Institutional Bulk Portfolio since it has not reviewed the files on every loan. If, during the credit review of an Institutional Bulk Portfolio, CIT Consumer Finance determines that the loans do not conform to its underwriting standards, CIT Consumer Finance may purchase the Institutional Bulk Portfolio at a price which CIT Consumer Finance believes will reflect the increased risk in the portfolio.

Valuation Underwriting - General

      In determining the adequacy of the mortgaged property as collateral, Combined Loan-to-Value Ratio guidelines are established depending on the type of loan. Except as otherwise set forth in the related Prospectus Supplement, the maximum Combined Loan-to-Value Ratio is determined by the loan program and credit risk rating. The Combined Loan-to-Value Ratio is generally lower for self-employed individuals, and is generally reduced in respect of three and four unit multi-family properties. Generally, CIT Consumer Finance confirms the value of the property to be mortgaged by appraisals performed by independent appraisers or other valuation methods.

Valuation Methods and Standards by Different Lines of Business

      For loans originated by CIT Consumer Finance including loans referred by third party brokers, appraisals may be obtained from outside service companies. These appraisals may be ordered by CIT Consumer Finance or the broker. Such appraisals are based upon an appraiser's inspection of the subject property and verification that such property is in acceptable condition. Following each appraisal, the appraiser prepares a report which includes a market data analysis based on recent sales of comparable homes in the area and, when deemed appropriate, a replacement cost analysis based on the current cost of constructing a similar home. All appraisals are required to conform to FNMA or FHLMC appraisal standards then in effect. Every independent appraisal is reviewed by a CIT Consumer Finance collateral risk manager before the loan is funded. If CIT Consumer Finance determines that these valuations are inaccurate, it may reevaluate the appraiser or in some cases require a recourse party to repurchase the transaction.

      CIT Consumer Finance requires a full appraisal for certain transactions based upon its underwriting guidelines which take into account the loan amount, the loan to value ratio and the type of property. Based upon the underwriting guidelines, CIT Consumer Finance may not require a full appraisal for a loan. Instead, CIT Consumer Finance may accept a "drive-by" valuation, which is made by an appraiser who may not inspect the interior of the building. Some drive-by valuations may only involve a visual observation of the exterior characteristics and condition of the property and the neighborhood. Since the appraiser has not inspected the interior dimensions, improvements and conditions of the property, the drive-by method produces only a general approximation of value for the particular property. If there is an appraisal which was completed within six months of the loan application, in certain cases CIT Consumer Finance may rely on the prior appraisal.

      Application packages received from correspondents will have the property appraisal reviewed by a CIT Consumer Finance collateral risk manager prior to funding.

      CIT Consumer Finance will review the accuracy of appraised values of all or a portion of the mortgaged properties securing the loans in an Institutional Bulk Portfolio. This verification may include obtaining review or drive-by appraisals or relying on an external vendor's automated appraised value database. In addition, CIT Consumer Finance's collateral risk managers will generally conduct a desktop review of the appraisals from the statistical sampling of loan files selected for due diligence review.

Underwriting  - Other Issues

      CIT Consumer Finance has several procedures which it uses to verify the applicant's outstanding balance and payment history on any senior mortgage, including a telephone call to the senior mortgage lender. If the senior mortgage lender does not verify this information by telephone, CIT Consumer Finance may rely upon information provided by the applicant, such as a recent statement from the senior lender and evidence of payment, such as canceled checks, or upon information provided by national credit bureaus.

      Once all applicable employment, credit and property information is received, CIT Consumer Finance makes a determination as to whether the prospective borrower has sufficient monthly income available to meet the borrower's (i) monthly obligations on the proposed mortgage and any other mortgage debt on the mortgaged property and other expenses related to the mortgaged property (such as property taxes and hazard insurance), (ii) monthly housing expenses and other financial obligations and (iii) monthly living expenses. Specialized underwriting programs described below may also apply to prospective borrowers.

      Currently, CIT Consumer Finance generally accepts debt service ratios with respect to fixed rate mortgage loans and adjustable rate mortgage loans of up to 45% of the proposed borrower's estimated monthly gross income, generally based upon historically consistent income over a two year period. For adjustable rate mortgage loans, CIT Consumer Finance computes the borrower's monthly obligation on the proposed mortgage loan using the initial mortgage amount and the maximum mortgage rate permitted after one year. CIT Consumer Finance makes exceptions to the underwriting criteria described above. For example, for certain types of loans CIT Consumer Finance may approve debt service ratios up to 55% with generally lower maximum Combined Loan-to-Value Ratios.

      CIT Consumer Finance also offers different loan programs with different underwriting standards, particularly with respect to the level of loan documentation and the mortgagor's income and credit history, in appropriate cases where factors such as low Combined Loan-to-Value Ratios or other favorable credit factors exist.

      Certain of the types of loans in CIT Consumer Finance's portfolio have been originated under new programs and may involve additional credit uncertainties not present in traditional types of loans. For example, certain of the mortgage loans may provide for escalating or variable payments by the mortgagor. CIT Consumer Finance may underwrite such a loan on the basis of a judgment that the mortgagor can make the initial monthly payments. In some instances, however, a mortgagor may not have sufficient income to continue to make the required loan payments as such payments increase. CIT Consumer Finance may also underwrite such a loan in reliance on Combined Loan-to-Value Ratios or other favorable credit factors.

      CIT Consumer Finance will not purchase or close a Home Equity Loan prior to receiving evidence that the property securing the loan is insured against casualty loss. CIT Consumer Finance requires evidence of fire and extended coverage casualty insurance on the home in an amount at least equal to the principal balance of the related mortgage loan plus, in the case of a mortgage loan secured by a subordinate priority lien on the mortgaged property, the amount of each mortgage secured by senior priority liens, or, if required by law, the replacement cost of the property if such replacement cost is less than the mortgages. In addition, at the closing, the borrower is required to sign a letter addressed to his insurance carrier naming CIT Consumer Finance as a loss payee under the insurance policy, which CIT Consumer Finance will thereafter mail to the insurer. Accordingly, CIT Consumer Finance normally will not be named as a loss payee with respect to the property securing the Home Equity Loan at the time the loan is made or purchased and insurance proceeds might not be available to cover any loss to CIT Consumer Finance.

      After closing, CIT Consumer Finance monitors the continued existence of casualty insurance on the mortgaged properties. However, CIT Consumer Finance does not generally "force place" casualty insurance coverage if CIT Consumer Finance discovers that casualty insurance coverage has lapsed.

Instead, CIT Consumer Finance requires its borrowers to reinstate any lapsed insurance as required by the terms of the mortgage documentation.

      CIT Consumer Finance requires title insurance on all of its mortgage loans secured by liens on real property if the principal balance is over $100,000, if the Combined Loan-to-Value Ratio is greater than 85% on a first lien position, if the borrower is a trust, if there is a transfer of title, if closing is conducted pursuant to a power of attorney, if the home was not subject to an existing mortgage, or if the first lien holder is a not an institutional lender. In cases where CIT Consumer Finance does not require title insurance, it instead obtains a last owner title search which is ordered to verify that the borrower is the last owner of record of the mortgaged property.

      The actual maximum amount that CIT Consumer Finance will lend is determined by an evaluation of the applicant's ability to repay the loan, the value of the applicant's equity in the real estate, and the ratio of such equity to the real estate's appraised value.

Specialized Underwriting Programs

      CIT Consumer Finance also originates or purchases mortgage loans pursuant to alternative sets of underwriting criteria under its No Income Verification program, No Income Qualify program and Lite Documentation program. Under these programs, relatively more emphasis is placed on property underwriting than on credit underwriting and certain credit underwriting documentation concerning income and employment verification therefore is waived. Mortgage loans underwritten under these programs are limited to self-employed borrowers and certain wage earners with credit histories that demonstrate an established ability to repay indebtedness in a timely fashion. Self-employed borrowers with poorer credit histories are considered with lower Combined Loan-to-Value Ratios. Permitted maximum Combined Loan-to-Value Ratios under these programs are more restrictive than under CIT Consumer Finance's standard underwriting criteria. Mortgage loans underwritten pursuant to these programs generally must be secured by owner-occupied primary residences. These programs are designed to facilitate the loan approval process and thereby improve CIT Consumer Finance's competitive position among other mortgage loan originators. Under the No Income Verification program, the customer does not provide income documentation. Under the No Income Qualify program income documentation is provided by the customer but the documentation does not support the stated income reported by the prospective borrower to CIT Consumer Finance. The stated income must appear reasonable and realistic to the underwriter compared to the customer's assets and credit history. The Lite Documentation program stresses the verification of the borrower's cash flow by reviewing bank statements.

      CIT Consumer Finance may modify or eliminate these specialized underwriting programs from time to time. CIT Consumer Finance may also introduce new, additional specialized underwriting programs in the future, which may modify the underwriting guidelines set forth herein. If changes in underwriting guidelines are applicable to a material portion of the Mortgage Pool, these changes will be described in the related Prospectus Supplement.

Quality Control

      CIT Consumer Finance  implements  quality control programs in three areas:
1) lending and documentation  standards, 2) re-certification of appraisals,  and
3) re-verification of employment.

      CIT Consumer Finance applies the lending and documentation standards quality control program to its own originations and to purchased loans. The quality control procedures are designed to assure that a consistent level of quality applies to all loans in the portfolio, regardless of source. CIT Consumer Finance may vary quality control procedures based upon the business source for the loan. CIT Consumer Finance also performs general quality control review through a central quality control effort. These procedures include a review of a sample of originated and purchased loans from each of CIT Consumer Finance's production offices. Every office is audited monthly and loans originated during prior months are reviewed for compliance with lending and documentation standards. In addition, loans originated by CIT Consumer Finance are audited at random on a monthly basis for compliance with lending and documentation standards.

      In order to confirm the validity of appraisals obtained at the time loans are made, reappraisals are obtained for the property securing some of such loans. In this manner, CIT Consumer Finance monitors the quality of the original appraiser and the appraisal process.

      In addition, CIT Consumer Finance re-verifies employment of its borrowers. These re-verifications are conducted monthly on some of the loans in the portfolio to detect fraud and to confirm the accuracy of the information provided in the application.

Refinancing Policy

      Where CIT Consumer Finance believes that borrowers having existing loans with it are likely to refinance such loans due to interest rate changes or other reasons, CIT Consumer Finance actively attempts to retain such borrowers through solicitations of such borrowers to refinance with CIT Consumer Finance. Such refinancings may generate fee income for CIT Consumer Finance. CIT Consumer Finance may refinance Mortgage Loans held by a Trust. Since the solicited borrowers may refinance their existing loans in any case, CIT Consumer Finance believes that this practice will be unlikely to affect the prepayment experience of the Home Equity Loans in a material respect. CIT Consumer Finance also solicits its borrowers who are in good standing to apply for additional loans secured by the same property, consistent with its origination standards. As a result, CIT Consumer Finance may, now or in the future, hold a loan (or may sell a loan to another trust) which is also secured by a Mortgaged Property securing a Mortgage Loan held by a Trust.

Servicing and Collections

      CIT Consumer Finance, as Master Servicer, will be required under the related Agreement to service the Mortgage Loans and other Mortgage Assets underlying a particular Series of Certificates with the same degree of skill and care that it exercises with respect to all comparable loans and assets that it services for its own account. In the servicing of its own portfolio, CIT Consumer Finance currently delegates certain of the servicing duties described below to CITSF, as Sub-Servicer, pursuant to a servicing agreement between CIT Consumer Finance and CITSF. Accordingly, references herein to actions taken by CIT Consumer Finance as Master Servicer refer in certain cases to actions taken by CITSF as Sub-Servicer.

      Borrowers are sent monthly statements which specify the payment due. Due dates for payments occur throughout the calendar month. Generally if payment is not received within 10 working days after the due date, an initial collection effort by telephone is made in an attempt to bring the delinquent account current. CIT Consumer Finance continues to monitor and evaluate the various stages of delinquency on a continuous basis.

      Delinquent accounts are contacted by collection staff by various methods including, but not limited to, telephone calls and collection letters. When an account is 30 days past due, the collection supervisor analyzes the account to determine the appropriate course of action. If a borrower is experiencing difficulty in making payments on time, CIT Consumer Finance may modify the payment schedule consistent with CIT Consumer Finance's procedures.

      The course of action taken by CIT Consumer Finance is dependent upon a number of factors including the borrower's payment history, the amount of equity in the related mortgaged property and the reason for the current inability to make timely payments.

      When a loan is 60 days past due, the related mortgaged property may be reappraised and the results evaluated by CIT Consumer Finance to determine a course of action. Foreclosure laws and practices and the rights of the owner in default vary from state to state, but generally foreclosure procedures may be initiated if: (i) the loan is 90 days or more delinquent; (ii) a notice of default on a senior lien is received or (iii) the loan is otherwise in default. During the foreclosure process, any expenses incurred by CIT Consumer Finance may be added to the amount owed by the borrower, to the extent permitted by applicable law. Upon completion of the foreclosure, the property is sold to an outside bidder, or passes to the mortgagee in which case CIT Consumer Finance proceeds to liquidate the asset.

      CIT Consumer Finance may not foreclose on the property securing a Junior Lien Loan unless it forecloses subject to the related senior mortgages. In such cases, CIT Consumer Finance may pay the amount due on the senior mortgages to the senior mortgagees, if CIT Consumer Finance considers it to be advisable to do so. In the event that foreclosure proceedings have been instituted on a senior mortgage prior to the initiation of CIT Consumer Finance's foreclosure action, CIT Consumer Finance will either satisfy such mortgage at the time of the foreclosure sale or take other appropriate action. In servicing Junior Lien Loans in its portfolio, it has been the practice of CIT Consumer Finance to satisfy each such senior mortgage at or prior to the foreclosure sale only to the extent that it determines any amount so paid will be recoverable from future payments and collections on such Junior Lien Loans or otherwise. In servicing Junior Lien Loans, it is generally the practice of CIT Consumer Finance to advance funds to keep the senior lien current in the event the mortgagor is in default thereunder until such time as CIT Consumer Finance satisfies the senior lien by sale of the mortgaged property, but only to the extent that it determines such advances will be recoverable from future payments and collections on that Junior Lien or otherwise. Such practice may not be followed by CIT Consumer Finance in servicing loans more junior than second Mortgages or may be modified at any time.

      CIT Consumer Finance's servicing and charge-off policies and collection practices may change over time in accordance with CIT Consumer Finance's business judgment, changes in its serviced loan portfolio and applicable laws and regulations, as well as other items.

      Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of the borrower in default vary greatly from state to state. CIT Consumer Finance will generally initiate a foreclosure only if the delinquency or other breach will not be cured. If, after determining that purchasing a property securing a mortgage loan will minimize the loss associated with such defaulted loan, CIT Consumer Finance may bid at the foreclosure sale for such property or accept a deed in lieu of foreclosure.

                         DESCRIPTION OF THE CERTIFICATES

      The Home Equity Loan Asset Backed Certificates (the "Certificates") will be issuable in series (each, a "Series") and each Series of Certificates will be issued pursuant to an Agreement (see "The Pooling and Servicing Agreement" herein), dated as of the first day of the month of issuance of such Series of Certificates or such other date as is specified in the related Prospectus Supplement (the "Cut-off Date"), among the Depositor, the Master Servicer, the applicable Sellers and the Trustee for the benefit of the holders of the Certificates of such Series. The provisions of each Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust. A form of an Agreement is an exhibit to the Registration Statement of which this Prospectus is a part. The following summaries describe certain provisions that may appear in each Agreement. The Prospectus Supplement for a Series of Certificates will describe any provision of the Agreement relating to such Series that materially differs from, or is in addition to, the description thereof contained in this Prospectus. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Series of Certificates and the related Prospectus Supplement. The Depositor will provide a copy of the Agreement (without exhibits) relating to any Series without charge upon written request of a holder of record of a Certificate of such Series addressed to the Depositor at 650 CIT Drive, Livingston, New Jersey 07039.

General

      The Certificates of each Series will not represent an interest in or obligation of the Depositor, CIT Consumer Finance, CITSF, CIT or any of their respective affiliates, except as set forth herein and in the related Prospectus Supplement. Neither the certificates nor the underlying mortgage loans will be insured or guaranteed by the Depositor, CIT Consumer Finance, CITSF, CIT, or any of their affiliates except as set forth herein and in the related Prospectus Supplement.

      Unless otherwise specified in the Prospectus Supplement, the Certificates of each Series will be issued in either fully registered or book-entry form in the authorized denominations specified in the related Prospectus Supplement, will evidence specified beneficial ownership interests in certain trusts (each, a "Trust Fund" or "Trust") created pursuant to the related Agreement and will not be entitled to payments in respect of the assets included in any other Trust established by the Depositor. The Mortgage Loans will not be insured or guaranteed by any governmental entity or other person, unless otherwise specified in the related Prospectus Supplement. Each Trust will consist of, to the extent provided in the related Agreement, (i) the Mortgage Assets that from time to time are subject to the related Agreement (exclusive of any amounts specified in the related Prospectus Supplement (the "Retained Interest")); (ii) such assets as from time to time are required to be deposited in the related Certificate Account or other fund or account which, pursuant to the related Agreement, constitutes part of a Trust; (iii) properties that secured Mortgage Loans and that are acquired on behalf of the Certificateholders by foreclosure or deed in lieu of foreclosure or comparable procedure ("REO Property"); (iv) any Primary Mortgage Insurance Policies and any other insurance policies or other forms of credit enhancement required to be maintained pursuant to the related Agreement; and (v) such other property (including amounts on deposit in a Pre-Funding Account) as may be specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, a Trust may also include one or more of the following: reinvestment income on payments received on the Mortgage Assets, a Reserve Fund, a Certificate Guaranty Insurance Policy, a Mortgage Pool Insurance Policy, a Special Hazard Insurance Policy, a Bankruptcy Bond, one or more spread accounts, cash collateral accounts and/or other accounts, letters of credit, surety bonds, financial guarantee insurance policies, third party guarantees (including guarantees by CIT, its affiliates, or an unaffiliated third party, any of which may be limited in nature), interest rate swaps, caps, floors or other derivative products, or similar instruments or other agreements.

      Each Series of Certificates will be issued in one or more classes. Each class of Certificates of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the Mortgage Assets in the related Trust. A class of Certificates may be divided into two or more sub-classes, as specified in the related Prospectus Supplement. A Series of Certificates may include one or more classes that are senior in right to payment to one or more other classes of Certificates of such Series (See "Credit Enhancement--Subordination" herein). Certain Series or classes of Certificates may be covered by insurance policies, surety bonds or other forms of credit enhancement, in each case as described herein and in the related Prospectus Supplement. One or more classes of Certificates of a Series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a Series of Certificates may be made prior to one or more other classes of Certificates of such Series, after the occurrence of specified events, in accordance with a schedule or formula, on the basis of collections from designated portions of the Mortgage Assets in the related Trust, or on a different basis, or one or more classes of a Series of Certificates may be required to absorb one or more types of loses prior to one or more other classes of Certificates of such Series, in each case as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the related Prospectus Supplement.

      Definitive Certificates, if issued, will be freely transferable and exchangeable at the corporate trust office of the Trustee as set forth in the related Prospectus Supplement or, at the election of the Trustee, at the office of a certificate registrar appointed by the Trustee. No service charge will be made for any registration of exchange or transfer of Certificates of any Series, but the Trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

      Under current law the purchase and holding by or on behalf of any employee benefit plan or other retirement arrangement (including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts or arrangements are invested) subject to provisions of ERISA or the Code of a class of Certificates entitled only to a specified percentage of payments of either interest or principal or a notional amount of either interest or principal on the related Mortgage Assets or a class of Certificates entitled to receive payments of interest and principal on the Mortgage Assets only after payments to other classes or after the occurrence of certain specified events may result in "prohibited transactions" within the meaning of ERISA and the Code. See "ERISA Considerations" herein and in the related Prospectus Supplement. If specified in the related Prospectus
Supplement, transfer of Certificates of such a class will not be registered unless the transferee (i) represents that it is not, and is not purchasing on behalf of, any such plan, account or arrangement or (ii) provides an opinion of counsel satisfactory to the Trustee and the Depositor that the purchase of Certificates of such a class by or on behalf of such plan, account or arrangement is permissible under applicable law and will not subject the Trustee, the Master Servicer or the Depositor to any obligation or liability in addition to those undertaken in the Agreement.

      As to each Series, an election may be made to treat the related Trust or designated portions thereof as one or more "real estate mortgage investment conduits" (each, a "REMIC") as defined in the Code. The related Prospectus Supplement will specify whether a REMIC election is to be made. Alternatively, the Agreement for a Series may provide that a REMIC election may be made at the discretion of the Depositor or the Master Servicer and may be made only if certain conditions are satisfied. As to any such Series, the terms and provisions applicable to the making of a REMIC election, as well as any material federal income tax consequences to Certificateholders not otherwise described herein, will be set forth in the related Prospectus Supplement. If such an election is made with respect to a Series, one of the classes will be designated as evidencing the sole class of "residual interests" in the related REMIC, as defined in the Code. All other classes of Certificates in such a Series will constitute "regular interests" in the related REMIC, as defined in the Code. As to each Series with respect to which a REMIC election is to be made, the Master Servicer or a holder of the related residual certificate or certificates will be obligated to take all actions required in order to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. The Master Servicer, unless otherwise specified in the related Prospectus Supplement, will be entitled to reimbursement for any such payment from any holder of the related residual certificate or certificates.

Distributions on Certificates

      General. In general, the method of determining the amount of distributions on a particular Series of Certificates will depend on the type of credit support, if any, that is used with respect to such Series. See "Credit
Enhancement" herein and in the related Prospectus Supplement. The Prospectus Supplement for each Series of Certificates will describe the method to be used in determining the amount of distributions on the Certificates of such Series.

      Unless otherwise specified in the related Prospectus Supplement, distributions of principal and interest (or, where applicable, of principal only or interest only) on the related Certificates will be made by the Trustee, monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the Prospectus Supplement (each, a "Distribution Date") out of the payments received in respect of the assets of the related Trust or other assets held for the benefit of the Certificateholders as specified in the related Prospectus Supplement. The amount allocable to payments of principal and interest on any Distribution Date will be determined as specified in the related Prospectus Supplement. Distributions will be made to the persons in whose names the Certificates are registered at the close of business on the dates specified in the related Prospectus Supplement (each, a "Record Date"). Distributions will be made by check or money order mailed to the persons entitled thereto at the address appearing in the register maintained for holders of Certificates (the "Certificate Register") or, if specified in the related Prospectus Supplement, in the case of Certificates that are of a certain minimum denomination, upon written request by the Certificateholder, by wire transfer or by such other means as are described therein; provided, however, that the final distribution in retirement of Certificates will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee or other person specified in the notice to Certificateholders of such final distribution.

      Distributions  allocable to principal of and interest on the  Certificates will be made by the Trustee out of, and only to the extent of, funds in the related Certificate Account, including any funds transferred from any Reserve Fund or Pre-Funding Account. (See "The Pooling And Servicing Agreement--Payments on Mortgage Assets; Deposits to Certificate Account" herein.) As between Certificates of different classes and as between distributions of principal (and, if applicable, between distributions of Principal Prepayments and scheduled payments of principal) and interest, distributions made on any Distribution Date will be allocated and applied as specified in the related Prospectus Supplement. All distributions to any class of Certificates will be made in the priority, manner and amount specified in the related Prospectus Supplement.

      Available Funds. All distributions on the Certificates of each Series on each Distribution Date will be made from the Available Funds, in accordance with the terms described in the related Prospectus Supplement and specified in the related Agreement. Unless otherwise provided in the related Prospectus Supplement, "Available Funds" for each Distribution Date will generally equal the amount on deposit in the related Certificate Account (including any prepayment charges, assumption fees and late payment charges and other administrative fees and charges, to the extent collected from Mortgagors), and, if applicable, the amount on deposit in the related Pre-Funding Account on such Distribution Date or on the last day of the Due Period (net of related fees and expenses payable by the related Trust) (see "The Pooling And Servicing Agreement--Payments on Mortgage Assets; Deposits to Certificate Account" and

"The Pooling and Servicing Agreement -- Servicing and Other Compensation and Payment of Expenses") other than amounts to be held therein for distribution on future Distribution Dates.

      Unless otherwise specified in the related Prospectus Supplement, the "Determination Date" is the third Business Day prior to each Distribution Date. On each Determination Date, the Master Servicer will determine the amounts of principal and interest which will be passed through to Certificateholders on the related Distribution Date. The "Due Period" for any Series is the period specified in the related Prospectus Supplement. The "Due Period" is the period during which principal, interest and other amounts will be collected on the Mortgage Loans for application to the payment of principal and interest to the Certificateholders and the payment of fees on such Distribution Date. A "Business Day" is any day other than a Saturday, Sunday or any day on which banking institutions or trust companies in the states of New York, Oklahoma and such other states (if any) specified in the related Prospectus Supplement are authorized by law, regulation or executive order to be closed.

      Distributions of Interest. Unless otherwise specified in the related Prospectus Supplement, interest will accrue on the aggregate Certificate Balance (or, in the case of Certificates entitled only to distributions allocable to interest, the aggregate notional amount) of each class of Certificates (the "Class Certificate Balance") entitled to interest at the "Pass-Through Rate" (which may be a Fixed Rate or an Adjustable Rate as specified in such Prospectus Supplement) from the date and for the periods specified in such Prospectus Supplement. To the extent funds are available therefor, interest accrued during each such specified period on each class of Certificates entitled to interest (other than a class of Certificates that provides for interest that accrues, but is not currently payable, referred to hereafter as "Accrual Certificates") will be distributable on the Distribution Dates specified in the related Prospectus Supplement until the Class Certificate Balance of such class has been distributed in full or, in the case of Certificates entitled only to distributions allocable to interest, until the aggregate notional amount of such Certificates is reduced to zero or for the period of time designated in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the original Certificate Balance of each Certificate will equal the aggregate distributions allocable to principal to which such Certificate is entitled. Unless otherwise specified in the related Prospectus Supplement, distributions allocable to interest on each Certificate which is not entitled to distributions allocable to principal will be calculated based on the notional amount of such Certificate. The notional amount of a Certificate will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

      If specified in the related Prospectus Supplement, one or more class or classes of Certificates may provide that any interest that has accrued but is not paid on a given Distribution Date will be added to the Class Certificate Balance of such class of Certificates on that Distribution Date (such Certificates, "Accrual Certificates"). Unless otherwise specified in the related Prospectus Supplement, distributions of interest on each class of Accrual Certificates will commence only after the occurrence of the events specified in such Prospectus Supplement and, prior to such time, the beneficial ownership interest of such class of Accrual Certificates in the Trust, as reflected in the Class Certificate Balance of such class of Accrual Certificates, will increase on each Distribution Date by the amount of interest that accrued on such class of Accrual Certificates during the preceding interest accrual period but that was not required to be distributed to such class on such Distribution Date. Any such class of Accrual Certificates will thereafter accrue interest on its outstanding Class Certificate Balance as so adjusted.

      Distributions of Principal. Unless otherwise specified in the related Prospectus Supplement, the aggregate original balance of the Certificates (the "Certificate Balance") will equal the aggregate distributions allocable to principal that such Certificates will be entitled to receive. Unless otherwise specified in the related Prospectus Supplement, the Class Certificate Balance of any class of Certificates entitled to distributions of principal will be the original Class Certificate Balance of such class of

Certificates specified in such Prospectus Supplement, reduced by all distributions allocable to principal and (i) in the case of Accrual Certificates, unless otherwise specified in the related Prospectus Supplement, increased by all interest accrued but not then distributable on such Accrual Certificates, and (ii) in the case of Adjustable Rate Certificates, unless otherwise specified in the related Prospectus Supplement, subject to the effect of negative amortization. The related Prospectus Supplement will specify the method by which the amount of principal to be distributed on the Certificates on each Distribution Date will be calculated and the manner in which such amount will be allocated among the classes of Certificates entitled to distributions of principal.

      If so provided in the related Prospectus Supplement, one or more classes of senior Certificates (the "Senior Certificates") will be entitled to receive all or a disproportionate percentage of the payments of principal that are received from Mortgagors in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of such payments ("Principal Prepayments") in the percentages and under the circumstances or for the periods specified in such Prospectus Supplement. Any such allocation of Principal Prepayments to such class or classes of Senior Certificates will have the effect of accelerating the amortization of such Senior Certificates while increasing the interests evidenced by the subordinated Certificates (the "Subordinated Certificates") in the Trust. Increasing the interests of the Subordinated Certificates relative to that of the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinated Certificates. See "Credit Enhancement--Subordination" herein and "Credit Enhancement--Subordination of the Subordinated Certificates" in the related Prospectus Supplement.

      Unscheduled Distributions. If specified in the related Prospectus Supplement, the Certificates will be subject to receipt of distributions before the next scheduled Distribution Date under the circumstances and in the manner described below and in such Prospectus Supplement. If applicable, the Trustee will be required to make such unscheduled distributions on the day and in the amount specified in the related Prospectus Supplement if, due to substantial payments of principal (including Principal Prepayments) on the Mortgage Assets, the Trustee or the Master Servicer determines that the funds available or anticipated to be available from the Certificate Account and, if applicable, any Pre-Funding Account or Reserve Fund, may be insufficient to make required distributions on the Certificates on such Distribution Date. Unless otherwise specified in the related Prospectus Supplement, the amount of any such unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the Certificates on the next Distribution Date. Unless otherwise specified in the related Prospectus Supplement, all unscheduled distributions will include interest at the applicable Pass-Through Rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in such Prospectus Supplement.

      Unless otherwise specified in the related Prospectus Supplement, all distributions allocable to principal in any unscheduled distribution will be made in the same priority and manner as distributions of principal on the Certificates would have been made on the next Distribution Date. With respect to Certificates of the same class, unscheduled distributions of principal will be made in the priority and manner specified in the related Prospectus Supplement. The Trustee will give notice to Certificateholders of any unscheduled distribution prior to the date of such distribution.

Example of Distributions

      The following is an example of the flow of funds as it would relate to a hypothetical Series of Certificates issued, and with a Cut-off Date occurring in July, 1997 (all days are assumed to be Business Days):

July 1 - July 30......    (1)   Due Period.  Master Servicer receives  scheduled
                                payments   on  the   Mortgage   Assets  and  any
                                Principal  Prepayments  made by  Mortgagors  and
                                applicable interest thereon.
July 30...............    (2)   Record Date.
August 12.............    (3)   Determination    Date.    Distribution    amount
                                determined.
August 14.............    (4)   Deposit Date.
August 15.............    (5)   Distribution Date.

      Succeeding months follow the pattern above, subject to adjustment if the Distribution Date is not a Business Day as specified in the related Prospectus Supplement. The flow of funds with respect to any Series of Certificates may differ from the above, and the flow of funds for each Series of Certificates will be specified in the related Prospectus Supplement. Reference should be made to the related Prospectus Supplement to determine the flow of funds for any particular Series of Certificates. In addition, there are other sources and uses of funds with respect to each Series of Certificates, as outlined herein and in the related Prospectus Supplement, that are not specified in the above example (see "The Pooling and Servicing Agreement" and "Credit Enhancement" herein).

--------
(1) Scheduled payments and Principal Prepayments may be received at any time during this period and will be deposited on the Deposit Date in the Certificate Account by the Master Servicer for distribution to Certificateholders. Generally, when a Mortgage Loan is prepaid in full, interest on the amount prepaid is collected from the Mortgagor only to the date of payment.

(2) Distributions on the Distribution Date will be made to Certificateholders of record at the close of business on the last business day of the month immediately preceding the month of distribution.

(3) On August 12 (the third Business Day prior to the Distribution Date), the Master Servicer will determine the amounts of principal and interest which will be passed through on the Distribution Date.

(4)   On August 14 (the  Business Day  immediately  preceding  the  Distribution
      Date), the Master Servicer may advance funds to cover any delinquencies, in which event the distribution to Certificateholders on the Distribution Date will include the full amounts of principal and interest due during the period in respect of the delinquencies. The Master Servicer will also calculate any changes in the relative interests evidenced by the Senior Certificates and the Subordinate Certificates in the Trust Fund, if applicable.

(5) On August 15, the amounts determined on August 12 will be distributed to Certificateholders of record on the Record Date.

Advances and Compensating Interest

      Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be required to remit to the Trustee no later than the day prior to each Distribution Date and in no case earlier than the seventh Business Day of such month, the amount (an "Advance"), if any by which 30 days' interest at the Mortgage Rate (or, if specified in the related Prospectus Supplement, at the Adjusted Mortgage Loan Remittance Rate) on the then outstanding principal balance of a Mortgage Loan exceeds the amount received by the Master Servicer in respect of interest on the Mortgage Loan as of the related Record Date. If provided in the related Prospectus Supplement, the obligation of the Master Servicer to make such Advances will be limited to amounts corresponding to delinquent interest payments on a Mortgage Loan and/or will be limited to amounts that the Master Servicer believes will be recoverable out of late payments by Mortgagors on a Mortgage Loan, Liquidation Proceeds, Insurance Proceeds or otherwise. If and to the extent specified in the related Prospectus Supplement, the amount of the Advance may be determined based on an "Adjusted Mortgage Loan Remittance Rate" (determined as set forth in the Prospectus Supplement), and may include delinquent principal payments and other amounts.

      Unless otherwise specified in the related Prospectus Supplement, in making Advances, the Master Servicer will endeavor to maintain a regular flow of scheduled interest payments to Certificateholders, rather than to guarantee or insure against losses. Unless otherwise specified in the related Prospectus Supplement, if Advances are made by the Master Servicer from cash being held for future distribution to Certificateholders, the Master Servicer will replace such funds on or before any future Distribution Date to the extent that funds in the applicable Certificate Account on such Distribution Date would be less than the amount required to be available for distributions to Certificateholders on such date. Unless otherwise specified in the related Prospectus Supplement, any Advances by the Master Servicer will be reimbursable to the Master Servicer out of recoveries on the specific Mortgage Assets with respect to which such Advances were made (e.g., late payments made by the related Mortgagors, any related Insurance Proceeds, Liquidation Proceeds, Released Mortgaged Property Proceeds or proceeds of any Mortgage Loan repurchased by the Depositor, a Sub-Servicer or a Seller pursuant to the related Agreement) and any other amount that would otherwise be distributed to the holder or holders of Certificates representing the residual interest of a Trust for which a REMIC election has been made. Unless otherwise specified in the related Prospectus Supplement, Advances by the Master Servicer also will be reimbursable to the Master Servicer from cash otherwise distributable to Certificateholders (including Senior Certificateholders) to the extent that the Master Servicer determines that any such Advances previously made are not ultimately recoverable as described in the immediately preceding sentence.

      If specified in the Prospectus Supplement, the Master Servicer also will be obligated to make Advances, to the extent recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by Mortgagors on a timely basis and to otherwise protect the related Mortgaged Property. Funds so advanced are reimbursable to the Master Servicer to the extent permitted by the related Agreement.

      If specified in the related Prospectus Supplement, the obligations of the Master Servicer to make Advances may be supported by a cash advance reserve fund, a surety bond or other arrangement, in each case as described in such Prospectus Supplement.

      Unless otherwise specified in the related Prospectus Supplement, not later than the close of business on the Business Day prior to each Determination Date, with respect to each Mortgage Loan as to which the Master Servicer receives during the related Due Period a principal payment in full in advance of the final scheduled due date (a "Principal Prepayment"), the Master Servicer will be required to remit to the Trustee for deposit in the Certificate Account from amounts otherwise payable to the

Master Servicer as servicing compensation, an amount ("Compensating Interest") equal to the excess of (a) 30 days' interest on the principal balance of each such Mortgage Loan as of the beginning of the related Due Period at the applicable Mortgage Rate (or, if specified in the related Prospectus Supplement, at the Adjusted Mortgage Loan Remittance Rate), over (b) the amount of interest actually received on the related Mortgage Loan for such Due Period.

Reports to Certificateholders

      Prior to or concurrently with each distribution on a Distribution Date and except as otherwise set forth in the related Prospectus Supplement, the Master Servicer or the Trustee will furnish to each Certificateholder of record of the related Series a statement setting forth, to the extent applicable to such Series of Certificates, among other things:

            (i) the amount available in the Certificate Account;

            (ii) the amount of such distribution allocable to principal for each class of the related Series, separately identifying the aggregate amount of any Principal Prepayments and, if so specified in the related Prospectus Supplement, prepayment penalties included therein;

            (iii) the amount of such distribution allocable to interest for each class of the related Series;

            (iv) the amount of any Advance;

            (v) the aggregate amount (a) otherwise allocable to the Subordinated Certificateholders on such Distribution Date and (b) withdrawn from the Reserve Fund, if any, that is included in the amounts distributed to the Certificateholders;

            (vi) the aggregate amount, if any, withdrawn from letters of credit, pool policies or other forms of credit enhancement that is included in amounts distributed to Certificateholders;

            (vii) the Class Certificate Balance and corresponding pool factor or notional amount of each class of the related Series after giving effect to the distribution of principal on such Distribution Date;

            (viii) the percentage of principal payments on the Mortgage Assets (excluding prepayments), if any, which each such class will be entitled to receive on the following Distribution Date;

            (ix) the percentage of Principal Prepayments with respect to the Mortgage Assets, if any, which each such class will be entitled to receive on the following Distribution Date;

            (x) the related amount of the servicing compensation retained or withdrawn from the Certificate Account by the Master Servicer, and the amount of additional servicing compensation received by the Master Servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;

            (xi) the number and aggregate  principal balances of Mortgage Loans:
      (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, and (B) in foreclosure as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xii) the number and aggregate principal balances of Mortgage Loans acquired (and not subsequently sold) through foreclosure or grant of a deed in lieu of foreclosure as of the end of the related Due Period;

            (xiii) the number and aggregate principal balances of Mortgage Loans acquired through foreclosure or grant of a deed in lieu of foreclosure during the related Due Period;

            (xiv) the number and aggregate principal balance of Mortgage Loans which became Liquidated Mortgages and the amount of Liquidation Proceeds received during the related Due Period;

            (xv) the cumulative number and aggregate principal balance of Mortgage Loans which became Liquidated Mortgages and the cumulative amount of Liquidation Proceeds;

            (xvi) if applicable, the amount remaining in the Reserve Fund at the close of business on the Distribution Date;

            (xvii) the Pass-Through Rate and the applicable Index for Adjustable Rate classes expected to be applicable on the next Distribution Date to such class;

            (xviii) any amounts remaining under financial guaranty insurance policies, letters of credit, guarantees, pool policies or other forms of credit enhancement;

            (xix) the aggregate amount on deposit in the Pre-Funding Account, if any; and

            (xx) the number and aggregate principal amount of additional Mortgage Assets purchased by the Trust, if any.

      Where applicable, any amount set forth above may be expressed as a dollar amount per single Certificate of the relevant class having the Percentage
Interest  specified  in  the  related  Prospectus  Supplement.   The  report  to
Certificateholders for any Series of Certificates may include additional or other information of a similar nature to that specified above.

      In addition, within a reasonable period of time after the end of each calendar year, the Master Servicer or the Trustee will mail to each Certificateholder of record at any time during such calendar year a report (a) as to the aggregate of amounts reported pursuant to clause (i) and (ii) above for such calendar year or, in the event such person was a Certificateholder of record during a portion of such calendar year, for the applicable portion of such year, and (b) such other customary information as may be deemed necessary or desirable for Certificateholders to prepare their tax returns.

Book-Entry Certificates

      If specified in the related Prospectus Supplement, one or more classes of the Certificates of any Series (each, a class of "Book-Entry Certificates") may be initially issued through the book-entry facilities of DTC in the United States or Cedel or Euroclear in Europe. Each class of Book-Entry Certificates of a Series will be issued in one or more certificates which equal the aggregate initial Class Certificate Balance of each such class and which will be registered in the name of Cede as nominee of DTC. Cedel and Euroclear will hold omnibus positions with respect to the Certificates on behalf of Cedel Participants and Euroclear Participants, respectively, through customers' securities accounts in Cedel's and Euroclear's name on the books of their respective depositories (each, a "Depository") which in turn will hold such positions in customers' securities accounts in the Depositories' names on the books of DTC.

      DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of its Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

      Beneficial interests in the Book-Entry Certificates of a Series will be held indirectly by investors through the book-entry facilities of DTC, as described herein. Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing an original principal amount of $1,000 and integral multiples in excess thereof. Accordingly, DTC or its nominee is expected to be the holder of record of the Book-Entry Certificates. Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate").

      The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a Participant). Therefore, the beneficial owner must rely on the foregoing procedures to evidence its beneficial ownership of a Book-Entry Certificate. Beneficial ownership of a Book-Entry Certificate may only be transferred by compliance with the procedures of such Financial Intermediaries and Participants.

      In accordance with its normal procedures, DTC is expected to record the positions held by each Participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and Participants as in effect from time to time.

      Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable Participants in accordance with DTC's normal procedures. Each Participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

      Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience delay in their receipt of payments, since payments will be forwarded by the Trustee to DTC or its nominee, as the case may be, as holder of record of the Book-Entry Certificates. Because DTC can act only on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in DTC system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

      Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Book-Entry Certificates will be DTC or its nominee. Beneficial owners of the Book-Entry Certificates will not be Certificateholders, as that term will be used in the Agreement relating to such Series of Certificates. Beneficial owners are only permitted to exercise the rights of Certificateholders indirectly through Financial Intermediaries and DTC. Monthly and annual reports on the related Trust provided to DTC or its nominee, as the case may be, as holder of record of the Book-Entry Certificates, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

      Unless otherwise specified in the related Prospectus Supplement, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates of a particular Series under the related Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts such Book-Entry Certificates are credited to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates.

      Transfers between Participants will occur in accordance with DTC's rules, regulations and procedures. Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

      Due to time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participant on such business day. Cash received in Cedel or Euroclear as result of sales of Certificates by or through a Cedel Participant or Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC.

      Cross-market transfers between persons directly or indirectly holding Certificates through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC's rules, regulations and procedures on behalf of the relevant European international clearing system by its Depository; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadline (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the Depositories.

Definitive Certificates

      Unless  otherwise   specified  in  the  related   Prospectus   Supplement,
Definitive Certificates will be issued to beneficial owners of Book-Entry Certificates, or their nominees, rather than to DTC, only if (i)

DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and the Depositor or the Trustee is unable to locate a qualified successor; (ii) the Depositor, at its sole option, elects to terminate the book-entry system through DTC; or (iii) after the occurrence of an Event of Default (as defined in the related Agreement), beneficial owners of Certificates representing not less than 51% of the aggregate Percentage Interests evidenced by each class of Certificates of the related Series issued as Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of the beneficial owners.

      Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability of Definitive
Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue the Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement relating to such Series of Certificates.

                               CREDIT ENHANCEMENT

General

      Credit enhancement may be provided with respect to one or more classes of a Series of Certificates or with respect to the Mortgage Assets in the related Trust. Credit enhancement may be in the form of a limited Certificate Guaranty Insurance Policy issued by an entity named in the related Prospectus Supplement, the subordination of one or more classes of the Certificates of such Series, the establishment of one or more reserve funds, the use of a cross collateralization feature, the use of overcollateralization, the use of a Mortgage Pool Insurance Policy, Certificate Guaranty Insurance Policy, Bankruptcy Bond, Special Hazard Insurance Policy, surety bond, letter of credit, guaranteed investment contract, financial guaranty insurance policy, third party guarantee (which may be limited in nature), a Limited Guarantee issued by CIT, spread accounts, cash collateral accounts and/or other accounts, or the use of any similar instruments or agreements or other methods of credit enhancement described in the related Prospectus Supplement, or any combination of the foregoing. Unless otherwise specified in the related Prospectus Supplement, no credit enhancement will provide protection against all risks of loss or guarantee repayment of the entire principal balance of the Certificates and interest thereon. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, Certificateholders will bear their allocable share of any deficiencies. If a form of credit enhancement applies to several classes of Certificates, and if principal payments equal to the aggregate principal balances of certain classes will be distributed prior to such distributions to other classes, the classes which receive such distributions at a later time are more likely to bear any losses which exceed the amount covered by credit enhancement. Unless otherwise specified in the Prospectus Supplement, coverage under any credit enhancement may be canceled or reduced by the Master Servicer if such cancellation or reduction would not adversely affect the rating or ratings of the related Certificates. The Trustee of the related Trust will have the right to sue providers of credit enhancement if a default is made on a required payment.

Subordination

      If specified in the related Prospectus Supplement, the rights of the holders of one or more classes of Subordinated Certificates (the "Subordinated Certificateholders") will be subordinate to the rights of holders of one or more other classes of Senior Certificates (the "Senior Certificateholders") of such Series to receive distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to holders of Subordinated Certificates under the circumstances and to the extent specified in the related Prospectus Supplement. This subordination is intended to enhance the likelihood of regular receipt by Senior Certificateholders of the full amount of the monthly payments of principal and interest which such holders would be entitled to receive if there had been no losses or delinquencies.

      The protection afforded to the Senior Certificateholders of a Series by means of the subordination feature will be accomplished by (i) the preferential right of such holders to receive, prior to any distribution being made in respect of the related Subordinated Certificates, the amounts of principal and interest due them on each Distribution Date out of the funds available for distribution on such date in the related Certificate Account and, to the extent described in the related Prospectus Supplement, by the right of such holders to receive future distributions on the assets in the related Trust that would otherwise have been payable to the Subordinated Certificateholders; (ii) reducing the ownership interest of the related Subordinated Certificates; (iii) a combination of clauses (i) and (ii) above; or (iv) as otherwise described in the related Prospectus Supplement. If specified in the related Prospectus Supplement, subordination may apply only in the event of certain types of losses not covered by other forms of credit support, such as hazard losses not covered by Standard Hazard Insurance Policies or losses due to the bankruptcy or fraud of the Mortgagor not covered by a Bankruptcy Bond. The protection afforded to Senior Certificateholders through subordination also may be accomplished by allocating certain types of losses or delinquencies to the related Subordinated Certificates to the extent described in the related Prospectus Supplement. The related Prospectus Supplement will set forth information concerning, among other things, the amount of subordination of a class or classes of Subordinated Certificates in a Series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will decrease over time, the manner of funding any Reserve Fund, and the conditions under which amounts in any such Reserve Fund will be used to make distributions to Senior Certificateholders or released to Subordinated Certificateholders from the related Trust.

      If specified in the related Prospectus Supplement, delays in receipt of scheduled payments on the Mortgage Assets and losses with respect to the Mortgage Assets will be borne first by the various classes of Subordinated Certificates and thereafter by the various classes of Senior Certificates, in each case under the circumstances and subject to the limitations specified in such Prospectus Supplement. The aggregate distributions in respect of delinquent payments on the Mortgage Assets over the lives of the Certificates or at any time, the aggregate losses in respect of Mortgage Assets which must be borne by the Subordinated Certificates by virtue of subordination and the amount of the distributions otherwise distributable to the Subordinated Certificateholders that will be distributable to Senior Certificateholders on any Distribution Date may be limited as specified in the related Prospectus Supplement. If aggregate distributions in respect of delinquent payments on the Mortgage Assets or aggregate losses in respect of such Mortgage Assets were to exceed the total amounts payable and available for distribution to holders of Subordinated Certificates or, if applicable, were to exceed the amount specified in the related Prospectus Supplement, Senior Certificateholders would experience losses on the Certificates.

      In addition to or in lieu of the foregoing, if so specified in the Prospectus Supplement, all or any portion of distributions otherwise payable to holders of Subordinated Certificates on any Distribution Date may instead be deposited into one or more Reserve Funds established and maintained with the

Trustee. If specified in the Prospectus Supplement, such deposits may be made on each Distribution Date for specified periods or until the balance in the Reserve Fund has reached a specified amount and, following payments from the Reserve Fund, to holders of Senior Certificates or otherwise, thereafter to the extent necessary to restore balance in the Reserve Fund to required levels, in each case as specified in the Prospectus Supplement. If specified in the related Prospectus Supplement, amounts on deposit in the Reserve Fund may be released to the holders of the class of Certificates specified in the Prospectus Supplement at the times and under the circumstances specified in the Prospectus Supplement. See "--Reserve Fund" below.

      If  specified  in the  related  Prospectus  Supplement,  the same class of
Certificates  may be  Senior  Certificates  with  respect  to  certain  types of payments or certain types of losses or delinquencies and Subordinated Certificates with respect to other types of payment or types of losses or delinquencies.

      If specified in the related Prospectus Supplement, various classes of Senior Certificates and Subordinated Certificates may themselves be subordinate in their right to receive certain distributions to other classes of Senior and Subordinated Certificates, respectively, through a cross collateralization mechanism or otherwise.

      As between classes of Senior Certificates and as between classes of Subordinated Certificates, distributions may be allocated among such classes (i) in the order of their scheduled final distribution dates, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events or
(iv) otherwise, in each case as specified in the related Prospectus Supplement. The related Prospectus Supplement will set forth information concerning the amount of subordination of a class or classes of Subordinated Certificates in a Series, the circumstances in which such subordination will be applicable, the manner, if any, in which the amount of subordination will decrease over time, the manner of funding any Reserve Funds, and the conditions under which amounts in any such Reserve Funds will be used to make distributions to Senior Certificateholders or released to Subordinated Certificateholders from the related Trust. As between classes of Subordinated Certificates, payments to Senior Certificateholders on account of delinquencies or losses and payments to the Reserve Fund will be allocated as specified in the related Prospectus Supplement.

Overcollateralization

      If specified in the related Prospectus Supplement, credit support may consist of overcollateralization whereby the aggregate principal amount of the Mortgage Assets exceeds the Certificate Balance of the Certificates of such Series. Overcollateralization may exist on the Closing Date or may develop thereafter as a result of the application of certain interest collections or other collections received in connection with the Mortgage Assets in excess of amounts necessary to pay the Pass-Through Rate on the Certificates and certain other amounts as may be specified in the related Prospectus Supplement. The existence of any overcollateralization and the manner, if any, by which it increases or decreases, will be set forth in the related Prospectus Supplement.

Reserve Fund

      If so specified in the related Prospectus Supplement, credit support with respect to a Series of Certificates may be provided by the establishment and maintenance with the Trustee for such Series of Certificates, of one or more reserve funds (each, a "Reserve Fund") for such Series. The related Prospectus Supplement will specify whether or not a Reserve Fund will be included in the corpus of the Trust for such Series.

      The Reserve Fund for a Series will be funded (i) by the deposit therein of cash, investment securities or instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the related Prospectus Supplement, (ii) by the deposit therein from time to time of certain amounts, as specified in the related Prospectus Supplement, to which the Subordinated Certificateholders, if any, would otherwise be entitled, or (iii) in such other manner as may be specified in the related Prospectus Supplement.

      Any amounts on deposit in the Reserve Fund and the proceeds of any other instrument deposited therein upon maturity will be held in cash or will be invested in "Permitted Investments" which, unless otherwise specified in the related Prospectus Supplement, will include obligations of the United States and certain agencies thereof, certificates of deposit, certain commercial paper (including commercial paper issued by CIT), time deposits and bankers acceptances sold by eligible commercial banks and certain repurchase agreements of United States government securities with eligible commercial banks. If a letter of credit is deposited with the Trustee, such letter of credit will be irrevocable unless replaced. Unless otherwise specified in the related Prospectus Supplement, any letter of credit deposited therein will name the Trustee, in its capacity as trustee for the Certificateholders, as beneficiary and will be issued by an entity acceptable to each Rating Agency. Additional information with respect to such instruments deposited in the Reserve Funds will be set forth in the related Prospectus Supplement.

      Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the Reserve Fund for distribution to the Certificateholders for the purposes, in the manner and at the times specified in the related Prospectus Supplement.

Certificate Guaranty Insurance Policies

      If so specified in the related Prospectus Supplement, a certificate guaranty insurance policy or policies (each, a "Certificate Guaranty Insurance Policy") may be obtained and maintained for one or more class or classes of Series of Certificates. The issuer of any Certificate Guaranty Insurance Policy (a "Certificate Guaranty Insurer") will be described in the related Prospectus Supplement. A copy of any such Certificate Guaranty Insurance Policy will be attached as an exhibit to the related Prospectus Supplement.

      Unless otherwise specified in the related Prospectus Supplement, Certificate Guaranty Insurance Policies generally unconditionally and irrevocably guarantee to Certificateholders that an amount equal to each full and complete Insured Payment will be received by an agent of the Trustee (an "Insurance Paying Agent") on behalf of Certificateholders, for distribution by the Trustee to each Certificateholder. The "Insured Payment" will equal the full amount of the distributions of principal and interest to which Certificateholders are entitled under the related Agreement plus any other amounts specified therein or in the related Prospectus Supplement. If specified in the related Prospectus Supplement, the Certificate Guaranty Insurance Policy may only cover ultimate payment of principal to Certificateholders and not timely payment of principal on each Distribution Date.

      The specific terms of any Certificate Guaranty Insurance Policy will be as set forth in the related Prospectus Supplement. Certificate Guaranty Insurance Policies may have limitations including (but not limited to) limitations on the Certificate Guaranty Insurer's obligation to guarantee the Seller's or the Master Servicer's obligation to repurchase or substitute for any Mortgage Loans, to guarantee any specified rate of prepayments or to provide funds to redeem Certificates on any specified date. The Certificate Guaranty Insurance Policy may also be limited in amount.

      Subject to the terms of the related Agreement, the Certificate Guaranty Insurer may be subrogated to the rights of each Certificateholder to receive payments under the Certificates to the extent of any payments by such Certificate Guaranty Insurer under the related Certificate Guaranty Insurance Policy.

Mortgage Pool Insurance Policies

      If specified in the related Prospectus Supplement relating to a Mortgage Pool, a separate mortgage pool insurance policy or policies (each, a "Mortgage Pool Insurance Policy") will be obtained and maintained for the Mortgage Pool and issued by the insurer (the "Pool Insurer") named in such Prospectus Supplement. Each Mortgage Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on Mortgage Loans in the Mortgage Pool in an amount equal to a percentage specified in such Prospectus Supplement of the aggregate principal balance of such Mortgage Loans on the Cut-off Date and, if applicable, as of the Subsequent Cut-off Dates (as defined in the related Prospectus Supplement) related to the transfer of additional Mortgage Loans, if any, which are not covered as to their entire outstanding principal balances by Primary Mortgage Insurance Policies. As more fully described below, the Master Servicer will present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the Certificateholders. The Mortgage Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may be made only respecting particular defaulted
Mortgage Loans and only upon satisfaction of certain conditions precedent described below. Unless otherwise specified in the related Prospectus Supplement, the Mortgage Pool Insurance Policies will not cover losses due to a failure to pay or denial of a claim under a Primary Mortgage Insurance Policy.

      Unless otherwise specified in the related Prospectus Supplement, each Mortgage Pool Insurance Policy will provide that no claims may be validly presented unless (i) any required Primary Mortgage Insurance Policy is in effect for the defaulted Mortgage Loan and a claim thereunder has been submitted and settled; (ii) hazard insurance on the related Mortgaged Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid; (iii) if there has been physical loss or damage to the Mortgaged Property, the damaged property has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and
(iv) the insured has acquired good and marketable title to the Mortgaged Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either
(i) to purchase the Mortgaged Property at a price equal to the principal balance of the related Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of such purchase and certain expenses incurred by the Master Servicer on behalf of the Trustee and Certificateholders, or (ii) to pay the amount by which the sum of the principal balance of the defaulted Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Mortgaged Property, in either case net of certain amounts paid or assumed to have been paid under the related Primary Mortgage Insurance Policy. If any Mortgaged Property is damaged, and proceeds, if any, from the related hazard insurance policy or the applicable Special Hazard Insurance
Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under the Mortgage Pool Insurance Policy, the Master Servicer will not be required to expend its own funds to restore the damaged property unless it determines that (i) such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses, and (ii) such expenses will be recoverable by it through proceeds of the sale of the Mortgaged Property or proceeds of the related Mortgage Pool Insurance Policy or any related Primary Mortgage Insurance Policy.

      Unless otherwise specified in the related Prospectus Supplement, no Mortgage Pool Insurance Policy will insure (and many Primary Mortgage Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the Mortgagor, the originator or persons involved in the origination thereof, or (ii) failure to construct a Mortgaged Property in accordance with plans and specifications. If specified in the related Prospectus Supplement, an endorsement to the Mortgage Pool Insurance Policy, a bond or other credit support may cover fraud in connection with the origination of Mortgage Loans. If specified in the related Prospectus Supplement, a failure of coverage attributable to one of the foregoing events might result in a breach of the related Seller's representations described above and, in such event, might give rise to an obligation on the part of such Seller to repurchase the defaulted Mortgage Loan if the breach cannot be cured by such Seller. No Mortgage Pool Insurance Policy will cover (and many Primary Mortgage Insurance Policies do not cover) a claim in respect of a defaulted Mortgage Loan occurring when the Master Servicer of such Mortgage Loan, at the time of default or thereafter, was not approved by the applicable insurer.

      Unless otherwise specified in the related Prospectus Supplement, the original amount of coverage under each Mortgage Pool Insurance Policy will be reduced over the life of the related Certificates by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid will include certain expenses incurred by the Master Servicer as well as accrued interest on delinquent Mortgage Loans to the date of payment of the claim, unless otherwise specified in the related Prospectus Supplement. Accordingly, if aggregate net claims paid under any Mortgage Pool Insurance Policy reach the original policy limit, coverage under that Mortgage Pool Insurance Policy will be exhausted and any further losses will be borne by the Certificateholders.

      The terms of any pool insurance policy relating to a Pool will be described in the related Prospectus Supplement.

Special Hazard Insurance Policies

      If specified in the related Prospectus Supplement, a separate special hazard insurance policy or policies (each, a "Special Hazard Insurance Policy") will be obtained and maintained for the Mortgage Pool and will be issued by the insurer (the "Special Hazard Insurer") named in such Prospectus Supplement. Each Special Hazard Insurance Policy will, subject to limitations described below, protect holders of the related Certificates from (i) loss by reason of damage to Mortgaged Properties caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage or as otherwise specified in the related Prospectus Supplement) not insured against under the standard form of hazard insurance policy for the respective states in which the Mortgaged Properties are located or under a flood insurance policy if the Mortgaged Property is located in a federally designated flood area, and (ii) loss caused by reason of the application of the coinsurance clause contained in hazard insurance policies. See "The Pooling and Servicing Agreement--Hazard Insurance" herein. No Special Hazard Insurance Policy will cover losses occasioned by fraud or conversion by the Trustee or Master Servicer, war, insurrection, civil war, certain governmental action, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear or chemical reaction, flood (if the Mortgaged Property is located in a federally designated flood area), nuclear or chemical contamination and certain other risks. The amount of coverage under any Special Hazard Insurance Policy will be specified in the related Prospectus Supplement. Each Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the Mortgage Loan have been kept in force and other protection and preservation expenses have been paid.

      Subject to the foregoing limitations, and unless otherwise specified in the related Prospectus Supplement, each Special Hazard Insurance Policy will provide that where there has been damage to property securing a foreclosed Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the Mortgagor or the Master Servicer, the Special Hazard Insurer will pay the lesser of (i) the cost of repair or replacement of such property, or (ii) upon transfer of the property to the Special Hazard Insurer, the unpaid principal balance of such Mortgage Loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Master Servicer with respect to such property. If the unpaid principal balance of a Mortgage Loan plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of such property will further reduce coverage by such amount. So long as a Mortgage Pool Insurance Policy remains in effect, the payment by the Special Hazard Insurer of the cost of repair or of the unpaid principal balance of the related Mortgage Loan plus accrued interest and certain expenses will not affect the total insurance proceeds paid to Certificateholders, but will affect the relative amounts of coverage remaining under the related Special Hazard Insurance Policy and Mortgage Pool Insurance Policy. Any hazard losses not covered by either the standard hazard insurance policies or the Special Hazard Insurance Policy will not be insured against, and, unless otherwise specified in the related Prospectus Supplement, will be borne by the Certificateholders.

      To the extent specified in the Prospectus Supplement, the Master Servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each Rating Agency in a special trust account to provide protection in lieu of or in addition to that provided by a Special Hazard Insurance Policy. The amount of any Special Hazard Insurance Policy or of the deposit to the special trust account in lieu thereof relating to such Certificates may be reduced so long as any such reduction will not result in a downgrading of the rating of such Certificates by any such Rating Agency.

      Unless otherwise specified in the related Prospectus Supplement, since each Special Hazard Insurance Policy will be designed to permit full recovery under the Mortgage Pool Insurance Policy in circumstances in which such recoveries would otherwise be unavailable because property has been damaged by a cause not insured against by a standard hazard policy and thus would not be restored, each Agreement will provide that, if the related Mortgage Pool Insurance Policy shall have been terminated or been exhausted through payment of claims, the Master Servicer will be under no further obligation to maintain such Special Hazard Insurance Policy.

      The terms of any Special Hazard Insurance Policy relating to a Pool will be described in the related Prospectus Supplement.

Bankruptcy Bonds

      If specified in the related Prospectus Supplement, a bankruptcy bond or bonds (each, a "Bankruptcy Bond") may be obtained to cover certain losses resulting from proceedings under the federal Bankruptcy Code with respect to a Mortgage Loan. Such Bankruptcy Bond will be issued by an insurer named in such Prospectus Supplement. Each Bankruptcy Bond will cover, to the extent specified in the related Prospectus Supplement, certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a Mortgage Loan or a reduction by such court of the principal amount of a Mortgage Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition. The required amount of coverage under, and the limitations in scope of, each Bankruptcy Bond will be set forth in the related Prospectus Supplement. Coverage under a Bankruptcy Bond may be canceled or reduced by the Master Servicer if such cancellation or reduction would not adversely affect the then current rating or ratings of the related Certificates. See "Certain Legal Aspects of the Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders" herein.

      To the extent specified in the Prospectus Supplement, the Master Servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each Rating Agency in a special trust account to provide protection in lieu of or in addition to that provided by a Bankruptcy Bond. The amount of any Bankruptcy Bond or of the deposit to the special trust account in lieu thereof relating to such Certificates may be reduced so long as any such reduction will not result in a downgrading of the rating of such Certificates by any such Rating Agency.

      The terms of any Bankruptcy Bond relating to a Pool will be described in the related Prospectus Supplement.

Cross Collateralization

      If specified in the related Prospectus Supplement, the beneficial ownership of separate Trusts or separate groups of assets included in a Trust may be evidenced by separate classes of the related Series of Certificates. In such case, credit support may be provided by a cross collateralization feature which requires that distributions be made with respect to Certificates evidencing beneficial ownership of one or more separate Trusts or asset groups prior to distributions to Certificates evidencing a beneficial ownership interest in other separate Trusts or asset groups within the same Trust. The related Prospectus Supplement for a Series that includes a cross collateralization feature will describe the manner and conditions for applying such cross collateralization feature.

      If specified in the related Prospectus Supplement, the coverage provided by one or more forms of credit support may apply concurrently to two or more separate Trusts, without priority among such Trusts, until the credit support is exhausted. If applicable, the related Prospectus Supplement will identify the Trusts or asset groups to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified Trusts or asset groups.

Limited Guarantee

      If specified in the related Prospectus Supplement, certain payments on a class of the Certificates of a Series, certain deficiencies in principal or interest payments on the Mortgage Loans, or certain liquidation losses on the Mortgage Loans, may be covered by a limited guarantee or other similar instrument (the "Limited Guarantee") limited in scope and amount, issued by CIT. If not specified, the Certificateholders will have no recourse to CIT for any amounts due on the Certificates. If specified, CIT may be obligated to take one or more of the following actions in the event the Seller or Master Servicer fails to do so: make deposits to an account, make advances, or purchase defaulted Mortgage Loans. Any such Limited Guarantee will be limited in an amount and a portion of the coverage of any such Limited Guarantee may be separately allocated to certain events. The scope, amount and, if applicable, the allocation of any Limited Guarantee will be described in the related Prospectus Supplement.

Other Insurance, Surety Bonds, Guarantees, Letters of Credit and Similar Instruments or Agreements

      If specified in the related Prospectus Supplement, a Trust may also include insurance, third party guarantees (any of which may be limited in nature), surety bonds, spread accounts, cash collateral accounts and/or other accounts, letters of credit, interest rate swaps, caps, floors or other derivative products, or similar arrangements for the purpose of (i) maintaining timely payments or providing additional protection against losses or interest rate fluctuations on the assets included in such Trust, (ii) paying administrative expenses, (iii) establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets, or (iv) accomplishing such other purpose as may be described in the Prospectus Supplement. The Trust may include a guaranteed investment contract or reinvestment agreement pursuant to which funds held in one or more accounts will be invested at a specified rate. If any class of Certificates has a floating interest rate, or if any of the Mortgage Assets has a floating interest rate, the Trust may include an interest rate swap contract, an interest rate cap agreement or similar contract providing limited protection against interest rate risks. Such arrangements may include agreements under which Certificateholders are entitled to receive amounts deposited in various accounts held by the
Trustee upon the terms specified in such Prospectus Supplement. These arrangements may be in addition to or in substitution for any forms of credit support described in this Prospectus. Any such arrangement must be acceptable to each Rating Agency.

                      YIELD AND PREPAYMENT CONSIDERATIONS

      The yields to maturity and weighted average lives of the Certificates will be affected primarily by the amount and timing of principal payments received on or in respect of the Mortgage Assets included in the related Trust, the allocation of available funds to various classes of Certificates, the Pass-Through Rates for various classes of Certificates and the purchase price paid for the Certificates. The original terms to maturity of the underlying Mortgage Loans with respect to the Mortgage Assets in a given Mortgage Pool will vary depending upon the type of Mortgage Loans included therein, and each Prospectus Supplement will contain information with respect to the type and maturities of such Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, the Mortgage Loans may be prepaid without penalty in full or in part at any time, although a prepayment fee or penalty may be imposed in connection therewith. The prepayment experience on the underlying Mortgage Loans with respect to the Mortgage Assets will affect the life of the related Series of Certificates.

      Generally, home equity loans have smaller average principal balances than senior or first mortgage loans and are not viewed by borrowers as permanent financing. Accordingly, mortgage loans which are home equity loans may experience a higher rate of prepayment than mortgage loans which represent first liens. In addition, any future limitations on the right of borrowers to deduct interest payments on mortgage loans for Federal income tax purposes may result in a higher rate of prepayment of the mortgage loans (particularly the home equity loans). The obligation of the Master Servicer to enforce "due on sale" provisions (described below) of the mortgage loans may also increase prepayments. The prepayment experience of the Mortgage Pools may be affected by a wide variety of factors, including general and local economic conditions, mortgage market interest rates, the availability of alternative financing and homeowner mobility.

      Unless otherwise provided in the related Prospectus Supplement, the Master Servicer generally will enforce any "due on sale" or due on encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the Mortgaged Property and reasonably believes that it is entitled to do so under applicable law and the applicable Mortgage; provided, however, that the Master Servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy or materially increase the risk of default or delinquency on, or materially decrease the security for, the Mortgage Loan. See "The Pooling and Servicing Agreement -- Collection Procedures" and "Certain Legal Aspects of the Mortgage Loans" herein for a description of certain provisions of each Agreement and certain legal developments that may affect the prepayment experience on the Mortgage Loans.

      The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. In general, if prevailing rates fall significantly below the Mortgage Rates borne by the Mortgage Loans, the Mortgage Loans are likely to be subject to higher prepayment rates than if prevailing interest rates remain at or above such Mortgage Rates. Conversely, if prevailing interest rates rise appreciably above the Mortgage Rates borne by the Mortgage Loans, the Mortgage Loans are likely to experience a lower prepayment rate than if prevailing rates remain at or below such Mortgage Rates. However, there can be no assurance that such will be the case.

      Greater than anticipated prepayments of principal will increase the yield on Certificates purchased at a price less than par. Similarly, greater than anticipated prepayments of principal will decrease the yield on Certificates purchased at a price greater than par. The effect on an investor's yield of principal prepayments on the Mortgage Loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the applicable class of Certificates may not be offset by a subsequent like reduction (or increase) in the rate of principal payments.

      The weighted average lives of Certificates will also be affected by the amount and timing of delinquencies and defaults on the Mortgage Loans and the liquidations of defaulted Mortgage Loans. Delinquencies and defaults will generally slow the rate of payment of principal to the Certificateholders. However, this effect will be offset to the extent that lump sum recoveries on defaulted Mortgage Loans and foreclosed Mortgaged Properties result in principal payments on the Mortgage Loans faster than otherwise scheduled.

      When a full prepayment is made on a Simple Interest Loan, the Mortgagor is charged interest on the principal amount of the Simple Interest Loan so prepaid only for the number of days in the month actually elapsed up to the date of the prepayment. This is generally also the case with respect to Scheduled Accrual Loans and Precomputed Loans. With respect to each Simple Interest Loan, when a principal payment is made that exceeds the principal portion of the scheduled payment, but which was not intended by the Mortgagor to satisfy the Mortgage Loan in full or to cure a delinquency, interest will cease to accrue on the principal amount so prepaid as of the date of the prepayment. Unless otherwise specified in the related Prospectus Supplement, the effect of prepayments will be to reduce the amount of interest passed through in the following month to Certificateholders because interest on the principal amount of any Simple Interest Loan so prepaid will be paid only to the date of prepayment. Partial prepayments in a given month may be applied to the outstanding principal balances of the Simple Interest Loans so prepaid on the date of receipt. Unless otherwise specified in the related Prospectus Supplement, both full and partial prepayments will not be passed through until the Distribution Date following the Due Period in which it is received. Interest shortfalls also could result from the application of the Relief Act as described under "Certain Legal Aspects of the Mortgage Loans--Soldiers' and Sailors' Civil Relief Act" herein. Unless otherwise specified in the related Prospectus Supplement, in the event that less than 30 days' interest is collected on a Mortgage Loan during a Due Period due to prepayment in full, the Master Servicer will be obligated to pay Compensating Interest with respect thereto. To the extent such shortfalls exceed the amount of Compensating Interest that the Master Servicer is obligated to pay, the yield on the Certificates could be adversely affected.

      As a result of the payment terms of Simple Interest Loans, the making of a scheduled payment, or the prepayment of, such a Simple Interest Loan prior to its scheduled due date may result in the collection of less than one month's interest on such Simple Interest Loan for the period since the preceding payment was made. Conversely, if the scheduled payment on such a Simple Interest Loan is made after its scheduled payment date or the Simple Interest Loan is prepaid after the scheduled due date, the collection of interest on such Simple Interest Loan for such period may be greater than one month's interest on such Simple Interest Loan. In addition, the extent to which Simple Interest Loans experience early payment or late payment of scheduled payments will correspondingly change the amount of principal received during a monthly period and, accordingly, the amount of principal to be distributed on the related Distribution Date and the amount of unpaid principal due at the stated maturity of such Simple Interest Loans. To the extent shortfalls attributable to prepayments or the early receipt of scheduled payments on Simple Interest Loans are not compensated for by any forms of credit enhancement described in the related Prospectus Supplement, the Certificateholders will experience delays or losses in amounts due them.

      If a Mortgagor pays more than one scheduled installment on a Simple Interest Loan at a time, the entire amount of the additional installment will be treated as a principal prepayment and passed through to Certificateholders in the month following the month of receipt. In such case, although the Mortgagor may not be required to make the next regularly scheduled installment, interest will continue to accrue on the principal balance of the Simple Interest Loan, as reduced by the application of the additional installment. As a result, when the Mortgagor pays the next required installment, the installment so paid may be insufficient to cover the interest that has accrued since the last payment by the Mortgagor. Notwithstanding such insufficiency, the Mortgagor's Simple Interest Loan would be considered to be current. If specified in the related
Prospectus Supplement, the Master Servicer will be required to advance the amount of such insufficiency. This insufficiency will continue until the installment payments received are once again sufficient to cover all accrued interest and to reduce the principal balance of the Simple Interest Loan. Depending on the principal balance and interest rate of the related Simple Interest Loan and on the number of installments that were paid early, there may be extended periods of time during which Simple Interest Loans that are current are not amortizing.

      Under certain circumstances, the Master Servicer, the holders of the residual interests in a REMIC, certain insurers or other entities specified in the related Prospectus Supplement may have the option to purchase the assets of a Trust Fund thereby effecting earlier retirement of the related Series of Certificates. See "The Pooling and Servicing Agreement--Termination; Purchase of Mortgage Loans" herein.

      If and to the extent specified in the related Prospectus Supplement, one or more class or classes of Certificates of a Series may receive a principal payment at the end of the Funding Period from the portion of the Pre-Funded Amount, if any, not used to purchase additional Mortgage Assets during such Funding Period.

      Factors other than those identified herein and in the related Prospectus Supplement could significantly affect principal prepayments at any time and over the lives of the Certificates. The relative contribution of the various factors affecting prepayment may also vary from time to time. There can be no assurance as to the rate of payment of principal of the Mortgage Assets at any time or over the lives of the Certificates.

      The Prospectus Supplement relating to a Series of Certificates will discuss in detail the effect of the rate and timing of principal payments (including Principal Prepayments), delinquencies and losses on the yield, weighted average lives and maturities of such Certificates.

                      THE POOLING AND SERVICING AGREEMENT

      Set forth below is a summary of certain provisions of each Agreement which are not described elsewhere in this Prospectus. Where particular provisions or terms used in an Agreement are referred to, such provisions or terms are as specified in the related Agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of each Agreement.

Assignment of Mortgage Assets

      Assignment of the Mortgage Loans. At the time of issuance of the Certificates of a Series, the Depositor will cause the Mortgage Loans and other Mortgage Assets comprising the related Trust to be assigned to the Trustee, together with all principal and interest received (or, in certain circumstances, due) on or with respect to such Mortgage Loans on and after the Cut-off Date, other than, if specified in the related Prospectus Supplement, principal and interest due before the Cut-off Date and other than any Retained Interest specified in the related Prospectus Supplement. The Trustee will, concurrently with such assignment, deliver the Certificates to the Depositor in exchange for the Mortgage Loans and other Mortgage Assets. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Agreement. Such schedule will include information as to the outstanding principal balance of each Mortgage Loan transferred to the Trust, as well as information regarding the Mortgage Rate, the current scheduled monthly payment of principal and interest, the maturity of the loan, and certain other information.

      In addition, within the time period specified in the related Prospectus Supplement, the Seller and the Depositor will deliver or cause to be delivered to the Trustee (or the custodian hereinafter referred to) the Mortgage Documents relating to each Mortgage Loan. If specified in the related Prospectus Supplement, CIT Consumer Finance will be appointed as custodian of the Mortgage Documents pursuant to the related Agreement and, in such capacity, will retain possession of the Mortgage Documents. Within the time period specified in the related Prospectus Supplement, the Seller and the Depositor will deliver to the Trustee (or the custodian) assignments of the related Mortgages and the Trustee will be required to record such assignments in the appropriate public office for real property records. The Seller will be required either (i) to repurchase from the Trustee any Mortgage Loan the related Mortgage of which is not recorded due to defective documentation within the specified time period, at the Purchase Price or (ii) to substitute therefore one or more Qualified Substitute Mortgage Loans if within two years from the Closing Date. Unless otherwise provided in the related Prospectus Supplement, the enforcement of the repurchase or substitution obligation would constitute the sole remedy available to the Certificateholders and the Trustee for the failure of a Mortgage to be recorded.

      If the Depositor were to make a sale, assignment, satisfaction or discharge of any Mortgage Loan prior to recording or filing the assignments to the Trustee, the other parties to such sale, assignment, satisfaction or discharge might have rights superior to those of the Trustee. If the Depositor were to do so without authority under the Agreement, it would be liable to the related Certificateholders. In addition, if insolvency proceedings relating to the Depositor were commenced prior to such recording or filing, creditors of the Depositor might be able to assert rights in the affected Mortgage Loans superior to those of the Trustee.

      In no event will the Seller be required to cause assignments of the Mortgages to be recorded in states in which, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in such loans against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such loans. Under each Agreement, the Trustee will be appointed attorney-in-fact for each Seller and the Depositor with power to prepare, execute and record assignments of the related Mortgages to the related Trust in the event that the Seller and the Depositor fail to do so on a timely basis.

      For certain Mortgage Loans transferred by the Depositor to the Trust, CIT Consumer Finance will deliver to the Trustee (or the custodian), in lieu of the original Mortgage Note, a new promissory note signed by the borrower confirming its obligation under the original Mortgage Note (a "Confirmatory Mortgage Note"). Furthermore, a Trust may include Mortgage Loans where the original Mortgage Note or a Confirmatory Mortgage Note is not delivered to the Trustee (or the custodian) if CIT Consumer Finance instead delivers to the Trustee (or the custodian) an affidavit of the Seller certifying that the Seller or the Depositor was the sole owner of the indebtedness evidenced by such note and the original thereof has been lost or destroyed and the Seller indemnifies the Trust against any loss, liability, damage, claim or expense resulting from CIT Consumer Finance's failure to deliver to the Trustee (or the custodian) the original Mortgage Note or Confirmatory Mortgage Note. Such indemnification will be terminated if CIT Consumer Finance subsequently delivers the original Mortgage Note or a Confirmatory Mortgage Note. If CIT Consumer Finance delivers such a lost note affidavit or fails to deliver any assumption and modification agreement, within 45 days after the date of initial issuance of the related series of Certificates it will deliver to the Trustee (or the custodian) either the original Mortgage Note or Confirmatory Mortgage Note and assumption and modification agreement, as applicable, or an opinion of counsel satisfactory to the Trustee from counsel admitted to practice in the jurisdiction in which the related Mortgaged Property is located to the effect that the absence of the originals of such documents will not preclude the Master Servicer from initiating or prosecuting to completion any foreclosure proceeding with respect to such Mortgaged Property. If CIT Consumer Finance does not deliver such documents or an opinion of counsel within such 45-day period, it will be required to use its best reasonable efforts to substitute another Mortgage Loan or, if it is unable to make such substitution, to repurchase the original Mortgage Loan at the Purchase Price.

      The Trustee (or the custodian if such custodian is not the Master Servicer or CITSF) will review such Mortgage Documents within the time period specified in the related Prospectus Supplement after receipt thereof, and will hold such documents in trust for the benefit of the Certificateholders. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective in any material respect, is not properly executed, is unrelated to the Mortgage Loans of the related Trust or does not conform in a material respect to the description thereof provided by or on behalf of CIT Consumer Finance, the Trustee (or the custodian) or the Certificate Guaranty Insurer, if any, will notify the Master Servicer and the Depositor, and the Master Servicer will notify the related Seller. The related Seller is required to use reasonable efforts to remedy a material defect in a document of which it is so notified. If, however (unless otherwise specified in the related Prospectus Supplement), within 90 days after the Trustee's notice to it respecting such defect, such Seller has not remedied the defect and the defect materially and adversely affects the interest of the Trust in the related Mortgage Loan or the interests of the Certificate Guaranty Insurer, if any, such Seller is required to (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan and, if the then outstanding principal balance of such Qualified Substitute Mortgage Loan is less than the principal balance of such Mortgage Loan as of the date of such substitution, deposit in the related Certificate Account the Substitution Adjustment, or (ii) purchase such Mortgage Loan at a price equal to the Purchase Price related to such Mortgage Loan, which purchase price will be deposited in the Certificate Account and delivered to the Trustee on the next succeeding Deposit Date, except for the portion thereof, if any, relating to unreimbursed Insured Payments, if any, which shall be paid directly to the Certificate Guaranty Insurer.

      There  can be no  assurance  that a  Seller  will  fulfill  this  purchase obligation.  Although  the Master  Servicer  may be  obligated  to enforce  such obligation to the extent described above under "Mortgage Loan Program--Representations by Sellers; Repurchases," neither the Master Servicer nor the Depositor will be obligated to purchase such Mortgage Loan if such Seller defaults on its purchase obligation.

Unless otherwise specified in the related Prospectus Supplement, this purchase obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, a Mortgage Document.

      Unless otherwise specified in the related Prospectus Supplement, the Trustee will appoint a custodian (which, if specified in the related Prospectus Supplement, may be the Master Servicer or CITSF) pursuant to a custodial agreement to maintain possession of and, if applicable, to review the Mortgage Documents as agent of the Trustee.

      Notwithstanding the foregoing provisions, with respect to a Trust for which a REMIC election is to be made, unless the related Prospectus Supplement otherwise provides, no purchase of or substitution for a Mortgage Loan will be made without having first received an opinion of counsel knowledgeable in federal income tax matters that such purchase or substitution would not result in a prohibited transaction tax or would cause such Trust to fail to qualify as a REMIC. If a REMIC election is to be made with respect to a Trust, unless otherwise provided in the related Prospectus Supplement, the Master Servicer or a holder of the related residual certificate will be obligated to pay any prohibited transaction tax that may arise in connection with any such repurchase or substitution. The Master Servicer, unless otherwise specified in the related Prospectus Supplement, will be entitled to reimbursement for any such payment from any holder of the related residual certificate. See "Description of the Certificates--General" herein and in the related Prospectus Supplement.

      Assignment of Private Mortgage-Backed Securities. The Depositor will cause the Private Mortgage-Backed Securities to be registered in the name of the Trustee. The Trustee (or the custodian) will have possession of any certificated Private Mortgage-Backed Securities. Unless otherwise specified in the related Prospectus Supplement, the Trustee will not be in possession of or be assignee of record of any underlying assets for a Private Mortgage-Backed Security. See "The Trusts--Private Mortgage-Backed Securities" herein. Each Private Mortgage-Backed Security will be identified in a schedule appearing as an exhibit to the related Agreement which will specify the original principal amount, outstanding principal balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date and certain other pertinent information for each Private Mortgage-Backed Security conveyed to the Trustee.

Payments on Mortgage Assets; Deposits to Certificate Account

      The Master Servicer will establish and maintain or cause to be established and maintained with respect to the related Trust a separate account or accounts for the collection of payments on the related Mortgage Assets in the Trust (the "Certificate Account"), which unless otherwise specified in the related Prospectus Supplement, must be either (i) maintained with a depository institution the short-term debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the short-term debt obligations of which) are rated in the highest short-term rating category by the nationally recognized statistical rating organization(s) that provides a rating for one or more classes of the related Series of Certificates (each, a "Rating Agency"), (ii) an account or accounts the deposits in which are fully insured by the FDIC, (iii) an account or accounts the deposits in which are insured by the FDIC, and the uninsured deposits in which are otherwise secured such that the Certificateholders have a claim with respect to the funds in the Certificate Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the depository institution with which the Certificate Account is maintained, (iv) a trust account or accounts maintained with the trust department of a Federal or a state chartered depository institution or trust company, acting in a fiduciary capacity or (v) an account or accounts otherwise acceptable to each such Rating Agency. The collateral eligible to secure amounts in the Certificate Account is limited to Permitted Investments. A Certificate Account may be maintained as an interest bearing  account  or the  funds  held  therein  may  be  invested  pending  each succeeding Distribution Date in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or its designee will be entitled to receive any such interest or other income earned on funds in the Certificate Account as additional compensation and will be obligated to deposit in the Certificate Account the amount of any loss immediately as realized. The Certificate Account may be maintained with the Master Servicer or with a depository institution that is an affiliate of the Master Servicer, provided it meets the standards set forth above.

      Unless otherwise specified herein or in the related Prospectus Supplement, the Master Servicer will deposit in the Certificate Account no later than two Business Days following receipt thereof the following payments and collections received or made by it (net of the Master Servicing Fee and other amounts due to the Master Servicer) subsequent to the Cut-off Date (including scheduled payments of principal and interest due on or after the Cut-off Date but received by the Servicer on or before the Cut-off Date):

            (i) all payments on account of principal, including Principal Prepayments and, if specified in the related Prospectus Supplement, prepayment penalties, on the Mortgage Loans;

            (ii) all payments on account of interest on the Mortgage Loans, net of applicable servicing compensation;

            (iii) all proceeds (net of unreimbursed payments of property taxes, insurance premiums and similar items ("Insured Expenses") incurred, and unreimbursed Advances made, by the Master Servicer, if any) of the hazard insurance policies and any Primary Mortgage Insurance Policies and any other insurance policies covering a Mortgage Loan, Mortgaged Property or REO Property, to the extent such proceeds are not applied to the restoration of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts (net of unreimbursed expenses and Servicing Advances incurred in connection with liquidation or foreclosure ("Liquidation Expenses") and unreimbursed Advances, if any) received and retained in connection with the liquidation of defaulted Mortgage Loans, by foreclosure or otherwise ("Liquidation Proceeds"), together with any net proceeds received on a monthly basis with respect to any Mortgaged Properties acquired on behalf of the Certificateholders by foreclosure or deed in lieu of foreclosure;

            (iv) all proceeds of any Mortgage Loan or Mortgaged Property in respect thereof purchased by the Master Servicer, the Depositor or any Seller as described under "The Pooling and Servicing Agreement--Representations by Sellers; Repurchases" or "The Pooling and Servicing Agreement--Assignment of Mortgage Assets" above and all proceeds of any Mortgage Loan repurchased as described under "The Pooling and Servicing Agreement--Termination; Optional Termination" below;

            (v) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance" below;

            (vi) any amount required to be deposited by the Master Servicer in connection with losses realized on investments for the benefit of the Master Servicer of funds held in the Certificate Account and, to the extent specified in the related Prospectus Supplement, any payments required to be made by the Master Servicer in connection with prepayment interest shortfalls;

            (vii) all other amounts required to be deposited in the Certificate Account pursuant to the Agreement including, if applicable, funds from (A) any credit enhancement, (B) the Pre-Funding Account, and (C) all payments on Private Mortgage-Backed Securities; and

            (viii) proceeds received during the related Due Period in connection with a taking of a related Mortgaged Property with respect to a Mortgage Loan by condemnation or the exercise of eminent domain or in connection with a release of part of any such Mortgaged Property from the related lien ("Released Mortgaged Property Proceeds").

      Subject to compliance with the Agreement, for as long as CIT Consumer Finance remains the Master Servicer under the Agreement and CIT Consumer Finance remains a direct or indirect subsidiary of CIT, and if CIT has and maintains a short-term debt rating of at least A-1 by S&P and either a short-term debt rating of P-1 or higher or a long-term debt rating of at least A2 by Moody's, the Master Servicer (or any Sub-Servicer which is an affiliate of CIT) will not be required to make such deposits into the Certificate Account (the "Delayed Deposits") until the Business Day immediately preceding the Distribution Date (the "Deposit Date") following the last day of the Due Period within which such payments were processed by the Servicer.

      In those cases where a Sub-Servicer which is not an affiliate of CIT is servicing a Mortgage Loan, the Sub-Servicer will establish and maintain an account ("Sub-servicing Account") that will comply with the standards set forth above, and which is otherwise acceptable to the Master Servicer. The Sub-Servicer is required to deposit into the Sub-servicing Account on a daily basis all amounts enumerated in the preceding paragraph in respect of the Mortgage Loans received by the Sub-Servicer, less its servicing compensation. On the date specified in the related Prospectus Supplement, the Sub-Servicer shall remit to the Master Servicer all funds held in the Sub-servicing Account with respect to each Mortgage Loan. The Sub-Servicer may, to the extent described in the related Prospectus Supplement, be required to advance any monthly installment of principal and interest that was not received less its servicing fee, by the date specified in the related Prospectus Supplement.

      The Master Servicer (or the Sub-Servicer or the Depositor, as applicable) may from time to time direct the institution that maintains the Certificate Account to withdraw funds from the Certificate Account for the following purposes:

            (i) to pay to the Master Servicer the servicing fees described in the related Prospectus Supplement, the Master Servicing Fees (subject to reduction) and, as additional servicing compensation, earnings on or investment income with respect to funds in the Certificate Account;

            (ii) to reimburse the Master Servicer for Advances, such right of reimbursement with respect to any Mortgage Loan being limited to amounts received that represent late recoveries of payments of principal and/or interest on such Mortgage Loan (or Insurance Proceeds, Liquidation Proceeds or Released Mortgaged Property Proceeds with respect thereto) with respect to which such Advance was made, proceeds of any Mortgage Loans repurchased by the Depositor, a Sub-Servicer or a Seller pursuant to the related Agreement and any other amount otherwise distributable to the holder or holders of Certificates representing the residual interest in the related Trust if a REMIC election has been made with respect thereto;

            (iii) to reimburse the Master Servicer for any Advances previously made which the Master Servicer has determined to be nonrecoverable;

            (iv) to reimburse the Master Servicer from Insurance Proceeds for expenses incurred by the Master Servicer and covered by the related insurance policies;

            (v) to reimburse the Master Servicer for unpaid Master Servicing Fees and unreimbursed out-of-pocket costs and expenses incurred by the Master Servicer in the performance of its servicing obligations;

            (vi) to pay to the Master Servicer, with respect to each Mortgage Loan or Mortgaged Property acquired in respect thereof that has been purchased by the Master Servicer pursuant to the Agreement, all amounts received thereon and not taken into account in determining the principal balance of such repurchased Mortgage Loan;

            (vii) to reimburse the Master Servicer or the Depositor for liquidation expenses incurred in connection with Liquidated Mortgages and reimbursable pursuant to the Agreement;

            (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein; and

            (ix) to clear and terminate the Certificate Account upon termination of the Agreement.

      Unless otherwise specified in the related Prospectus Supplement, on or prior to the Business Day immediately preceding each Distribution Date, the Master Servicer shall withdraw from the Certificate Account the amount of Available Funds, to the extent on deposit, for deposit in an account maintained by the Trustee for the related Series of Certificates.

      Except as otherwise provided in the related Prospectus Supplement with respect to each Buydown Loan, the Master Servicer will deposit the Buydown Funds in a custodial account (which may be interest-bearing) complying with the requirements set forth above for the Certificate Account (the "Buydown Account"). The amount of such deposit, together with investment earnings thereon at the rate specified in the related Prospectus Supplement, will provide funds sufficient to support the payments on such Buydown Loan on a level debt service basis. The Master Servicer will not be obligated to add to the Buydown Account should investment earnings prove insufficient to maintain the scheduled level of payments on the Buydown Loans, in which event, distributions to the Certificateholders may be affected.

      With respect to each Graduated Payment Loan, the Master Servicer will, if and to the extent provided in the related Prospectus Supplement, deposit in a custodial account (which may be interest-bearing) complying with the requirements set forth above for the Certificate Account an amount which, together with investment earnings thereon at the rate set forth in the related Prospectus Supplement, will provide funds sufficient to support the payments thereon on a level debt service basis (the "Graduated Payment Account"). The Master Servicer will not be obligated to supplement the Graduated Payment Account should investment earnings thereon prove insufficient to maintain the scheduled level of payments, in which event, distributions to the Certificateholders may be affected.

Representations by Sellers; Repurchases

      Each Seller will have made representations and warranties in the related Agreement in respect of the Mortgage Loans sold by such Seller and evidenced by a Series of Certificates. Such representations and warranties, unless otherwise provided in the related Prospectus Supplement, generally include, among other things: (i) that any required title insurance (or in the case of Mortgaged Properties located in areas where such policies are generally not available, an attorney's certificate of title) and any required hazard insurance policy were effective at the origination of each Mortgage Loan, and that each policy (or certificate of title as applicable) remained in effect on the date of purchase of the Mortgage Loan from the Seller by or on behalf of the Depositor; (ii) that the Seller had good title to each such Mortgage Loan and such Mortgage Loan was subject to no offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement described herein may forgive certain indebtedness of a Mortgagor; (iii) that each Mortgage Loan constituted a valid lien on the Mortgaged Properties (subject only to exceptions described in the related Agreement) and that the Mortgaged Property, to the best knowledge of the Seller, was free from damage and was in good repair; (iv) that there were no delinquent tax or assessment liens against the Mortgaged Property; (v) as of the related Cut-off Date, no Mortgage Loan will be 60 days or more delinquent in payment; and (vi) that each Mortgage Loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws and regulations in all material respects except as limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

      If specified in the related Prospectus Supplement, the representations and warranties of a Seller in respect of a Mortgage Loan will be made not as of the Cut-off Date but as of the date on which such Seller sold the Mortgage Loan to the Depositor or one of its affiliates. Under such circumstances, a substantial period of time may have elapsed between such date and the date of initial issuance of the Series of Certificates evidencing an interest in such Mortgage Loan. Since the representations and warranties of a Seller do not address events that may occur following the sale of a Mortgage Loan by such Seller, its repurchase obligation described below will not arise if the relevant event that would otherwise have given rise to such an obligation with respect to a Mortgage Loan occurs after the date of sale of such Mortgage Loan by such Seller to the Depositor or its affiliates. However, the Depositor will not include any Mortgage Loan in the Trust for any Series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties of a Seller will not be accurate and complete in all material respects in respect of such Mortgage Loan as of the date of initial issuance of the related Series of Certificates. If the Master Servicer is also a Seller of Mortgage Loans with respect to a particular Series, such representations will be in addition to the representations and warranties made by the Master Servicer in its capacity as the Master Servicer.

      If the Depositor elects to cause the Trust relating to a Series of Certificates to be treated as a REMIC, each Seller will make representations and warranties in the related Agreement with respect to the related Mortgage Loans as of the date of initial issuance of such Series of Certificates (the "Closing Date"), including that (i) each Mortgage Loan is a "qualified mortgage" under
Section 860G(a)(3) of the Code, and (ii) none of the Mortgage Loans had a loan-to-value ratio greater than 125% at the time of origination and, in the case of a Mortgage Loan that has been modified, at the time of origination and at the time such Mortgage Loan has been modified. For purposes of computing such loan-to-value ratio for a Mortgage Loan which, with respect to the real estate on which the related Mortgaged Property is located, is not secured by a first mortgage, the fair market value of the Mortgaged Property and other property securing the Mortgage Loan must be reduced by the amount of any lien that is senior to the Mortgage Loan, and must be further reduced by a proportionate amount of any lien that is on a parity with the Mortgage Loan.

      Pursuant to the Agreement, the Master Servicer, the Trustee, any Sub-Servicer, CIT Consumer Finance, or the Certificate Guaranty Insurer, if any, will promptly notify the relevant Seller of any material breach of any representation or warranty made by such Seller in respect of a Mortgage Loan that materially and adversely affects the interests of the Certificateholders (or the interests of the Certificate Guaranty Insurer, if any) in such Mortgage Loan. Unless otherwise specified in the related Prospectus Supplement, if such Seller does not cure such breach by the earlier of (i) 90 days after such Seller became aware of such breach, and (ii) 85 days after receipt of notice from the Master Servicer, the Trustee, CIT Consumer Finance, any Sub-Servicer, or the Certificate Guaranty Insurer, if any, then such Seller will be obligated (A) to remove such Mortgage Loan and substitute in lieu of such Mortgage Loan a substitute Mortgage Loan which qualifies for substitution under the related Agreement (a "Qualified Substitute Mortgage Loan") and, if the then outstanding principal balance of such Qualified Substitute Mortgage Loan is less than the principal  balance of such  Mortgage  Loan as of the date of such  substitution, deposit in the  related  Certificate  Account  the amount of such  shortfall  in principal balance arising from such substitution (the "Substitution Adjustment"), or (B) to repurchase such Mortgage Loan from the Trust at a price (the "Purchase Price") equal to 100% of the outstanding principal balance thereof as of the date of the repurchase plus accrued interest thereon to the first day of the month in which the Purchase Price is to be distributed at the Mortgage Rate (less any unreimbursed Advances or amount payable as related servicing compensation if such Seller is the Master Servicer with respect to such Mortgage Loan), which Purchase Price will be deposited in the Certificate Account and delivered to the Trustee on the next succeeding Deposit Date, except for the portion thereof, if any, relating to unreimbursed Insured Payments, if any, which shall be paid directly to the Certificate Guaranty Insurer. Notwithstanding the foregoing provisions, with respect to a Trust for which a REMIC election is to be made, unless the related Prospectus Supplement otherwise provides, no purchase of or substitution for a Mortgage Loan will be made without having first received an opinion of counsel knowledgeable in federal income tax matters that such purchase or substitution would not result in a prohibited transaction tax or would cause such Trust to fail to qualify as a REMIC. If a REMIC election is to be made with respect to a Trust, unless otherwise provided in the related Prospectus Supplement, the Master Servicer or a holder of the related residual certificate will be obligated to pay any prohibited transaction tax that may arise in connection with any such repurchase or substitution. The Master Servicer, unless otherwise specified in the related Prospectus Supplement, will be entitled to reimbursement for any such payment from any holder of the related residual certificate. See "Description of the Certificates--General" herein and in the related Prospectus Supplement. Except in those cases in which the Master Servicer is a Seller, the Master Servicer will be required under the applicable Agreement to enforce this obligation for the benefit of the Trustee and the Certificateholders, following the practices it would employ in its good faith business judgment were it the owner of such Mortgage Loan. This repurchase obligation will constitute the sole remedy available to Certificateholders, the Trustee or the Certificate Guaranty Insurer, if any, for a breach of representation by a Seller.

      Neither the Depositor nor the Master Servicer (unless the Master Servicer is a Seller) will be obligated to purchase a Mortgage Loan if a Seller defaults on its obligation to do so, and no assurance can be given that Sellers will carry out their respective repurchase obligations with respect to Mortgage Loans.

Optional Repurchases

      Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will have the right and the option, but not the obligation, to purchase for its own account any Mortgage Loan which becomes delinquent, in whole or in part, as to four consecutive monthly installments or any Mortgage Loan as to which enforcement proceedings have been brought by the Master Servicer; provided, however, that the Master Servicer may not purchase any such Mortgage Loan unless the Master Servicer has delivered to the Trustee an opinion of counsel addressed to and acceptable to the

Trustee to the effect that such repurchase would not disqualify any designated portion of the Trust Fund as a REMIC or result in a "prohibited transaction" tax as defined in Section 860F of the Code. The purchase price for any such Mortgage Loan is equal to the Purchase Price thereof, which purchase price shall be delivered to the Trustee.

Modification of Contracts

      Consistent with its customary servicing practices and procedures, the Master Servicer may, in its discretion, arrange with a Mortgagor to defer, reschedule, extend or modify the payment schedule of a Mortgage Loan or otherwise to modify the terms of a Mortgage Loan provided that (i) the maturity of such Mortgage Loan would not extend beyond the 180th day prior to the latest final scheduled Distribution Date of any class of Certificates, (ii) the deferral, rescheduling, extension or other modification of the terms of the Mortgage Loan would not constitute a cancellation of such Mortgage Loan and the creation of a new mortgage loan contract and (iii) the Trust shall have received an opinion of counsel knowledgeable in federal income tax matters that such deferral, rescheduling, extension or modification would not result in a prohibited transaction tax or would cause such Trust to fail to qualify as a REMIC.

Collection Procedures

      Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will agree to master service the Mortgage Loans in accordance with the related Agreement and, where applicable, prudent mortgage servicing standards. "Prudent mortgage servicing standards" generally will require the Master Servicer to exercise collection and foreclosure procedures with respect to the Mortgage Loans with the same degree of care and skill that it would use in master servicing similar mortgage loans for its own account and for the account of its affiliates. The Master Servicer will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with each Agreement and any Mortgage Pool Insurance Policy, Primary Mortgage Insurance Policy and Bankruptcy Bond or alternative arrangements, follow such collection procedures as are customary with respect to mortgage loans that are comparable to the Mortgage Loans. Nonetheless, the Master Servicer, in determining the type of action that is reasonable to pursue may consider, among other things, the unpaid principal balance of a Mortgage Loan against the estimated cost of collection or foreclosure action, the unpaid balance of the related prior mortgage, if any, the condition and estimated market value ("as is" and "if repaired"), the estimated marketability of the related Mortgage Property and the borrower's ability to repay.

Waivers and Deferrals

      Consistent with the above, the Master Servicer may, in its discretion, (i) waive any assumption fee, prepayment charge, penalty interest, late payment or other charge in connection with a Mortgage Loan, and (ii) to the extent not inconsistent with the coverage of such Mortgage Loan by a Mortgage Pool
Insurance Policy, Primary Mortgage Insurance Policy or Bankruptcy Bond or alternative arrangements, if applicable, arrange with a Mortgagor a schedule for the repayment of delinquent amounts subject to any limitations set forth in the Agreement. To the extent the Master Servicer consents to the deferment of the due dates for payments due on a Mortgage Note, the Master Servicer will nonetheless make payment of any required Advance with respect to the payments so extended to the same extent as if such installment had not been deferred.

Escrow Account

      If and to the extent specified in the related Prospectus Supplements and under the related Agreement, the Master Servicer, to the extent permitted by law, may establish and maintain an escrow account (the "Escrow Account") in which Mortgagors will be required to deposit amounts sufficient to pay taxes, assessments, mortgage and hazard insurance premiums, collection expenses, other comparable items and any other amount permitted to be escrowed by law. Withdrawals from the Escrow Account maintained for Mortgagors may be made to effect timely payment of taxes, assessments, mortgage and hazard insurance, to refund to Mortgagors amounts determined to be overages, to pay interest to Mortgagors on balances in the Escrow Account to the extent required by law, to repair or otherwise protect the Mortgaged Property, to clear and terminate such account and to pay such other amounts as may be permitted by applicable law or the escrow agreement. The Master Servicer will be responsible for the administration of the Escrow Account and will be obligated to make payments to such account when a deficiency exists therein.

Enforcement of Due on Sale Clauses

      Unless otherwise specified in the related Prospectus Supplement, in any case in which Mortgaged Property securing a conventional Mortgage Loan has been, or is about to be, conveyed by the Mortgagor, the Master Servicer will, to the extent it has knowledge of such conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of such Mortgage Loan under any "due on sale" clause applicable thereto, but only if, in the reasonable belief of the Master Servicer, the exercise of such rights is permitted by applicable law and the applicable Mortgage, will not impair or threaten to impair any recovery under any related Primary Mortgage Insurance Policy and will not materially increase the risk of default or delinquency on, or materially decrease the security for, such Mortgage Loan. If these conditions are not met or if the Master Servicer reasonably believes it is unable under applicable law and under the applicable Mortgage to enforce such "due on sale" clause, the Master Servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such person becomes liable for repayment of the Mortgage Loan and, to the extent permitted by applicable law and the applicable Mortgage, the Mortgagor also remains liable thereon. Any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. See "Certain Legal Aspects of the Mortgage Loans--Due on Sale Clauses" herein. The Master Servicer also will be authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note.

Hazard Insurance

      Unless otherwise specified in the related Prospectus Supplement, all Mortgages will contain provisions requiring the Mortgagor on each Mortgage Loan to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of Mortgaged Property in the state in which such Mortgaged Property is located. Such coverage will be in an amount that is at least equal to the lowest of (i) the maximum insurable value of the Mortgaged Property, (ii) the outstanding principal balance of the Mortgage Loan and the related senior mortgage (if any) or (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis. If the Mortgagor fails to maintain such insurance coverage, however, the Master Servicer will not be obligated to obtain such insurance and advance premiums for such insurance on behalf of the Mortgagor (i.e. "force placement" of hazard insurance). All amounts collected by the Master Servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) will be deposited in the related Certificate Account. In the event that the Master Servicer maintains a blanket policy insuring against hazard losses on all the Mortgage Loans comprising part of a Trust, it will conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. Such blanket policy may contain a deductible clause, in which case the Master Servicer will be required to deposit from its own funds into the related Certificate Account the amounts that would have been deposited therein but for such clause.

      In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a Mortgage Loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Mortgage Loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic terms thereof are dictated by the respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism.

      The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. If the appraisal (if any) of the Mortgaged Property securing a Mortgage Loan indicates that the Mortgaged Property is located in a federally designated special flood area at the time of origination identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Seller will in some cases require the Mortgagor to obtain flood insurance subject to the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended.

      The Master Servicer will also be required to maintain, to the extent such insurance is available, on REO Property, fire and hazard insurance in the applicable amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, flood insurance in an amount equal to that required above.

      The hazard insurance policies covering Mortgaged Properties typically contain a clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the Mortgaged Property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the larger of (i) the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed, or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements. Since improved real estate generally has appreciated in value over time in the past, in the event of a total loss the hazard insurance proceeds may be insufficient to restore fully the damaged property. If specified in the related Prospectus Supplement, a special hazard insurance policy will be obtained to insure against certain of the uninsured risks described above. See "Credit Enhancement--Special Hazard Insurance Policies" herein.

Realization Upon Defaulted Mortgage Loans

      Unless otherwise specified in the Prospectus Supplement, the Master Servicer will be required to foreclose upon or otherwise comparably convert the ownership to the name of the Trustee (or to a nominee of the Trustee or the Master Servicer) of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments to the extent that such action would be consistent with prudent mortgage servicing standards. However, the Master Servicer will be required to take into account the existence of any hazardous substances, hazardous wastes or solid wastes on a Mortgaged Property in determining whether to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Property.

      Primary Mortgage Insurance Policies. The Master Servicer will maintain or cause to be maintained, as the case may be, in full force and effect, but only if and to the extent specified in the related Prospectus Supplement, a Primary Mortgage Insurance Policy with regard to each Mortgage Loan for which such coverage is required. The Master Servicer will not cancel or refuse to renew any such Primary Mortgage Insurance Policy in effect at the time of the initial issuance of a Series of Certificates that is required to be kept in force under the applicable Agreement unless the replacement Primary Mortgage Insurance Policy for such canceled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of Certificates of such Series which have been rated.

      Although the terms and conditions of primary mortgage insurance vary, the amount of a claim for benefits under a Primary Mortgage Insurance Policy covering a Mortgage Loan will consist of the insured percentage of the unpaid principal amount of the covered Mortgage Loan and accrued and unpaid interest thereon and reimbursement of certain expenses, less (i) all rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from or in any way related to the Mortgaged Property, (ii) hazard insurance proceeds in excess of the amount required to restore the Mortgaged Property and which have not been applied to the payment of the Mortgage Loan, (iii) amounts expended but not approved by the issuer of the related Primary Mortgage Insurance Policy (the "Primary Insurer"), (iv) claim payments previously made by the Primary Insurer, and (v) unpaid premiums.

      Primary Mortgage Insurance Policies reimburse certain losses sustained by reason of defaults in payments by borrowers. Primary Mortgage Insurance Policies will not insure against, and exclude from coverage, a loss sustained by reason of a default arising from or involving certain matters, including (i) fraud or negligence in origination or servicing of the Mortgage Loans, including misrepresentation by the originator, Seller, Mortgagor or other persons involved in the origination of the Mortgage Loan; (ii) failure to construct the Mortgaged Property subject to the Mortgage Loan in accordance with specified plans; (iii) physical damage to the Mortgaged Property; and (iv) the related Sub-Servicer not being approved as a servicer by the Primary Insurer.

      Recoveries Under a Primary Mortgage Insurance Policy. As conditions precedent to the filing of or payment of a claim under a Primary Mortgage
Insurance Policy covering a Mortgage Loan, the insured will be required to (i) advance or discharge (a) all hazard insurance policy premiums, and (b) as necessary and approved in advance by the Primary Insurer, (1) real estate property taxes, (2) all expenses required to maintain the related Mortgaged Property in at least as good a condition as existed at the effective date of such Primary Mortgage Insurance Policy, ordinary wear and tear excepted, (3) Mortgaged Property sales expenses, (4) any outstanding liens (as defined in such Primary Mortgage Insurance Policy) on the Mortgaged Property, and (5) foreclosure costs, including court costs and reasonable attorneys' fees; (ii) in the event of any physical loss or damage to the Mortgaged Property, restore and repair the Mortgaged Property to at least as good a condition as existed at the effective date of such Primary Mortgage Insurance Policy, ordinary wear and tear excepted; and (iii) tender to the Primary Insurer good and marketable title to and possession of the Mortgaged Property.

      The Master Servicer, on behalf of itself, the Trustee and the Certificateholders, will present claims to the insurer under each Primary Mortgage Insurance Policy, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Mortgage Loans. As set forth above, all collections by or on behalf of the Master Servicer under any Primary Mortgage Insurance Policy and, when the Mortgaged Property has not been restored, the related hazard insurance policy are to be deposited in the Certificate Account, subject to withdrawal as heretofore described.

      If the Mortgaged Property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged Mortgaged Property to a condition sufficient to permit recovery under the related Primary Mortgage Insurance Policy, if any, the Master Servicer is not required to expend its own funds to restore the damaged Mortgaged Property unless it determines (i) that such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses; and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

      If coverage under a Primary Mortgage Insurance Policy is not available or is insufficient. If recovery on a defaulted Mortgage Loan under any related Primary Mortgage Insurance Policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted Mortgage Loan is not covered by a Primary Mortgage Insurance Policy, the Master Servicer will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Mortgage Loan. If the proceeds of any liquidation of the Mortgaged Property securing the defaulted Mortgage Loan are less than the principal balance of such Mortgage Loan plus interest accrued thereon that is payable to Certificateholders, the Trust will realize a loss in the amount of such difference plus the aggregate of expenses incurred by the Master Servicer in connection with such proceedings that are reimbursable under the Agreement. In the unlikely event that any such proceedings result in a total recovery which is, after reimbursement to the Master Servicer of its expenses, in excess of the principal balance of such
Mortgage Loan plus interest accrued thereon that is payable to Certificateholders, the Master Servicer will be entitled to withdraw or retain from the Certificate Account amounts representing its normal servicing compensation with respect to such Mortgage Loan and, unless otherwise specified in the related Prospectus Supplement, amounts representing the balance of such excess, exclusive of any amount required by law to be forwarded to the related Mortgagor, as additional servicing compensation.

      If the Master Servicer or its designee recovers Insurance Proceeds which, when added to any related Liquidation Proceeds and after deduction of certain expenses reimbursable to the Master Servicer, exceed the principal balance of a Mortgage Loan plus interest accrued thereon that is payable to Certificateholders, the Master Servicer will be entitled to withdraw or retain from the Certificate Account amounts representing its normal servicing compensation with respect to such Mortgage Loan. In the event that the Master Servicer has expended its own funds to restore the damaged Mortgaged Property and such funds have not been reimbursed under the related hazard insurance policy, it will be entitled to withdraw from the Certificate Account out of related Liquidation Proceeds or Insurance Proceeds an amount equal to such expenses incurred by it, in which event the Trust may realize a loss up to the amount so charged. Since Insurance Proceeds cannot exceed deficiency claims and certain expenses incurred by the Master Servicer, no such payment or recovery will result in a recovery to the Trust that exceeds the principal balance of the defaulted Mortgage Loan together with accrued interest thereon. See "Credit Enhancement" herein and in the related Prospectus Supplement.

      Unless otherwise specified in the related Prospectus Supplement or the related Agreement, the proceeds from any liquidation of a Mortgage Loan will be applied in the following order of priority: first, to reimburse the Master Servicer for any unreimbursed costs of collection and expenses incurred by it in the liquidation or to restore the related Mortgaged Property and any servicing compensation payable to the Master Servicer with respect to such Mortgage Loan; second, to reimburse the Master Servicer for any unreimbursed Advances or Servicing Advances with respect to such Mortgage Loan; third, to repay accrued and unpaid interest (to the extent no Advance has been made for such amount) on such Mortgage Loan; and fourth, to repay principal of such Mortgage Loan.

Servicing and Other Compensation and Payment of Expenses

      The principal servicing compensation to be paid to the Master Servicer in respect of its master servicing activities for each Series of Certificates will be equal to the percentage per annum described in the related Prospectus Supplement (which may vary under certain circumstances) of the outstanding principal balance of each Mortgage Loan, and such compensation will be retained by it from collections of interest on such Mortgage Loan in the related Trust (the "Master Servicing Fee"). Unless otherwise specified in the related Prospectus Supplement, as compensation for its servicing duties, the Master Servicer will be entitled to a monthly servicing fee as described in the related Prospectus Supplement. In addition, the Master Servicer will retain any benefit that may accrue as a result of the investment of funds in the applicable Certificate Account (unless otherwise specified in the related Prospectus Supplement), and certain other excess amounts.

      The Master Servicer will pay or cause to be paid the reasonable and customary ongoing expenses associated with each Trust and incurred by it in connection with its responsibilities under the related Agreement, including, without limitation, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the certificate registrar and any paying agent, and payment of expenses incurred in enforcing the obligations of Sub-Servicers and Sellers. The Master Servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of Sub-Servicers and Sellers under certain limited circumstances. In addition, the Master Servicer will pay the cost of (i) the preservation, restoration and protection of any Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of Mortgaged Property acquired in satisfaction of the related Mortgage Loan. Such expenditures may include costs of collection efforts, reappraisals when a Mortgage Loan is past due, legal fees in connection with foreclosure actions, advancing payments on the related senior mortgage, if any, advances of delinquent property taxes, upkeep and maintenance of the Mortgaged Property if it is acquired through foreclosure and similar types of expenses. Each such expenditure constitutes a "Servicing Advance." The Master Servicer will be obligated to make the Servicing Advances incurred in the performance of its servicing obligations only if it determines (i) that such actions will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it as described below. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be entitled to recover Servicing Advances to the extent permitted by the Mortgage Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the Mortgagor or otherwise relating to the Mortgage Loan.

Servicing Advances will be reimbursable to the Master Servicer from the sources described above out of the funds on deposit in the Certificate Account, such right of reimbursement being prior to the rights of Certificateholders to receive any related Liquidation Proceeds (including Insurance Proceeds). A "Liquidated Mortgage" is a Mortgage Loan as to which the Master Servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

Evidence as to Compliance

      Each Agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, the servicing by or on behalf of the Master
Servicer of Mortgage Loans, or Private Mortgage-Backed Securities, under Agreements substantially similar to each other (including the related Agreement) was conducted in compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers except for any significant  exceptions  or errors in records  that, in the opinion of the firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of Mortgage Loans or Private Mortgage-Backed Securities by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers (rendered within one year of such statement) of firms of independent public accountants with respect to the related Sub-Servicer.

      Each Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by an officer of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Agreement throughout the preceding year.

      Copies of the annual accountants' statement and the statement of officers of the Master Servicer may be obtained by Certificateholders of the related Series without charge upon written request to the Master Servicer at the address set forth in the related Prospectus Supplement.

List of Certificateholders

      Each Agreement will provide that three or more holders of Certificates of any Series may, by written request to the Trustee and at their expense, obtain access to the list of all Certificateholders maintained by the Trustee for the purpose of communicating with other Certificateholders with respect to their rights under the Agreement and the Certificates.

Certain Matters Regarding the Master Servicer and the Depositor

      CIT Consumer Finance will be the Master Servicer under each Agreement, and is an affiliate of the Depositor. Unless otherwise specified in the related Prospectus Supplement, CIT Consumer Finance will appoint CITSF as a Sub-Servicer for all of the Mortgage Loans in each Mortgage Pool.

      Each Agreement will provide that the Master Servicer may not resign from its obligations and duties under such Agreement except upon a determination that the performance by it of its duties thereunder is no longer permissible under applicable law. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Agreement.

      Each Agreement will further provide that neither the Master Servicer, the Sub-Servicer (if an affiliate of CIT), the Depositor nor any director, officer, employee, or agent of the Master Servicer, or the Depositor will be under any liability to the related Trust or Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the Master Servicer, the Sub-Servicer (if an affiliate of CIT), the Depositor nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Agreement will provide that neither the Master Servicer, the Sub-Servicer (if an affiliate of CIT), nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer, the Sub-Servicer (if an affiliate of CIT), or the Depositor may, however, in their discretion undertake, appear in or defend any such action including any cross claims or third party claims which either may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust, and the Master Servicer, the Sub-Servicer (if an affiliate of CIT), the Depositor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Certificateholders.

      Any person into which the Master Servicer or the Sub-Servicer (if an affiliate of CIT), may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Sub-Servicer (if an affiliate of CIT), is a party, or any person succeeding to the business of the Master Servicer, or the Sub-Servicer (if an affiliate of CIT), will be the successor of the Master Servicer or the Sub-Servicer (if an affiliate of CIT), as applicable, under each Agreement, provided that such person is qualified to service mortgage loans under the related Agreement, and further provided that such merger, consolidation or succession does not adversely affect the then current rating or ratings of the class or classes of Certificates of such Series that have been rated.

Termination Events

      Unless otherwise specified in the related Prospectus Supplement, Termination Events under each Agreement will consist of (i) any failure by the Master Servicer to deposit or cause to be deposited any required amount (other than an Advance or Servicing Advance) into the Certificate Account which continues unremedied for five Business Days after the giving of written notice of such failure to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Certificate Guaranty Insurer (if any) or the holders of Certificates having not less than 51% of the aggregate Percentage Interest constituting each class of Certificates (other than the Certificates representing the residual interest in a Trust for which a REMIC election has been made) (the "Majority Certificateholders"); (ii) any failure by the Master Servicer to make an Advance or, Servicing Advance, as required under the Agreement, unless cured as specified therein, to the extent such failure materially or adversely affects the interests of the Certificate Guaranty
Insurer, if any, or the Certificateholders; (iii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for thirty days after the giving of written notice of such failure to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Certificate Guaranty Insurer (if any) or the Majority; and (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding and certain actions by or on behalf of the Master Servicer indicating its insolvency, reorganization or inability to pay its obligations.

      If specified in the related Prospectus Supplement, the Agreement will permit the Trustee to sell the Mortgage Assets and the other assets of the Trust in the event that payments in respect thereto are insufficient to make payments required in the Agreement. The assets of the Trust will be sold only under the circumstances and in the manner specified in the related Prospectus Supplement.

Rights Upon Termination Event

      Unless otherwise specified in the related Prospectus Supplement, so long as a Termination Event under an Agreement remains unremedied, the Depositor or the Trustee may, and at the direction of (i) the Certificate Guaranty Insurer (if any), or (ii) the Majority Certificateholders and under such other circumstances as may be specified in such Agreement, the Trustee shall, terminate all of the rights and obligations of the Master Servicer under the Agreement relating to such Trust (other than its right to recovery of Advances, Servicing Advances and other expenses and amounts advanced pursuant to the terms of such Agreement, which rights the Master Servicer will retain under all circumstances), and with respect to the Mortgage Assets by written notice to the Master Servicer (with, if specified in the related Prospectus Supplement, the prior written consent of the Certificate Guaranty Insurer, if any, which consent may not be unreasonably withheld), whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Agreement, including, if specified in the related Prospectus Supplement, the obligation to make Advances, and will be entitled to similar compensation arrangements not to exceed the Servicing Fee. "Percentage Interest" means the original principal amount (or notional principal amount) of a Certificate divided by the original Certificate Balance of such class of Certificates. In the event that the Trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing institution with a net worth of at least $15,000,000 to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree without consent of the Certificateholders upon the servicing compensation to be paid to the successor servicer, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

      No Certificateholder, solely by virtue of such holder's status as a Certificateholder, will have any right under any Agreement to institute any proceeding with respect to such Agreement, unless such holder previously has given to the Trustee written notice of default and unless the holders of any class of Certificates of such Series evidencing not less than 25% of the aggregate Percentage Interests constituting such class (with, if specified in the related Prospectus Supplement, the prior written consent of the Certificate Guaranty Insurer, if any, which consent may not be unreasonably withheld), have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

Amendment

      Unless otherwise specified in the related Prospectus Supplement, each Agreement may be amended by the Depositor, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity;
(ii) to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein; (iii) to add to the duties of a Seller, the Trustee or the Master Servicer or a Sub-Servicer; (iv) to add any other provisions with respect to matters or questions arising under such Agreement or related Credit Enhancement; (v) to add or amend any provisions of such Agreement as required by a Rating Agency in order to maintain or improve the rating of the Certificates (it being understood that none of any Seller, the Servicer, the Depositor or the Trustee is obligated to maintain or improve such rating); (vi) to make any other revisions with respect to matters or questions arising under the Agreement that are not inconsistent with the provisions thereof, provided, that such amendment pursuant to clause (vi) will not materially and adversely affect in any material respect the interests of any Certificateholder of such Series or, if specified in the related Prospectus Supplement, the interests of the Certificate Guaranty Insurer; or (vii) to make any revisions to the Agreement, provided that such amendment will not materially and adversely affect in any material respect the interests of any Certificateholder of such Series or, if specified in the related Prospectus Supplement, the interests of the Certificate Guaranty Insurer, if any. An amendment will be deemed not to adversely affect in any material respect the interests of the Certificateholders if the person requesting such amendment obtains a letter from each Rating Agency stating that such amendment will not result in the downgrading or withdrawal of the respective ratings then assigned to such Certificates. In addition, to the extent provided in the related Agreement, an Agreement may be amended without the consent of any of the Certificateholders to change the manner in which the Certificate Account is maintained, provided, that any such change does not adversely affect the then current rating of the class or classes of Certificates of such Series that have been rated. In addition, if a REMIC election is made with respect to a Trust, the related Agreement may be amended to modify, eliminate or add to any of its provisions to such extent as may be necessary to maintain the qualification of the related Trust as a REMIC, provided that the Trustee has received an opinion of counsel to the effect that such action is necessary or helpful to maintain such qualification. Unless otherwise specified in the related Prospectus
Supplement, each Agreement may also be amended by the Depositor, the Master Servicer, the applicable Sellers and the Trustee with the consent of holders of Certificates of such Series evidencing not less than 51% of the aggregate Percentage Interests of each class affected thereby (and, if specified in the related Prospectus Supplement, the consent of the Certificate Guaranty Insurer) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the holders of the related Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments on any Certificate without the consent of the holder of such Certificate, or (ii) reduce the aforesaid percentage of Certificates of any class of holders that is required to consent to any such amendment without the consent of the holders of all Certificates of such class covered by such Agreement then outstanding.

      If a REMIC election is made with respect to a Trust, the Trustee will not be entitled to consent to an amendment to the related Agreement without having first received an opinion of counsel knowledgeable in federal income tax matters to the effect that such amendment will not cause such Trust to fail to qualify as a REMIC.

      Each Agreement may be amended from time to time by the Master Servicer, the applicable Sellers, the Depositor and the Trustee by written agreement, upon the prior written consent of the Certificate Guaranty Insurer, if any, without the notice to or consent of the Certificateholders in connection with the substitution of cash, a letter of credit or any other collateral deposited in a Reserve Fund.

      It will not be necessary for the consent of holders of any Certificate to approve the particular form of any proposed amendment, but it will be sufficient if such consent shall approve the substance thereof.

Termination; Purchase of Mortgage Loans

      Unless otherwise specified in the related Agreement, the obligations created by each Agreement for each Series of Certificates will terminate upon the payment to the related Certificateholders of all amounts held in the Certificate Account or by the Master Servicer and required to be paid to them pursuant to such Agreement following the later of (i) the final payment or other liquidation of the last of the Mortgage Assets subject thereto or the disposition of all property acquired upon foreclosure of any such Mortgage Assets remaining in the Trust; or (ii) the purchase by the Master Servicer or, if REMIC treatment has been elected and if specified in the related Prospectus Supplement, by the holder of the residual interest in the REMIC (see "Certain Federal Income Tax Consequences" below and in the related Prospectus Supplement), or by such other entity as may be specified in the related Prospectus Supplement from the related Trust of all of the remaining Mortgage Assets and all property acquired in respect of such Mortgage Assets.

      Unless otherwise specified in the related Prospectus Supplement, any purchase of Mortgage Assets and property acquired in respect of Mortgage Assets evidenced by a Series of Certificates will be made at the option of the Master Servicer, the Depositor or, if applicable, the holder of the REMIC residual interest, by the Certificate Guaranty Insurer (if any), or by such other entity as may be specified in the related Prospectus Supplement, at a price, and in accordance with the procedures, specified in the related Prospectus Supplement. The exercise of such right will effect early termination of the Certificates of that Series, but the right of the Master Servicer, the Depositor or, if applicable, such holder of the REMIC residual interest, Certificate Guaranty Insurer or other entity, so to purchase is subject to the principal balance of the related Mortgage Assets being less than 10% (or such other percentage specified in the related Prospectus Supplement) of the aggregate principal balance of the Mortgage Assets at the Cut-off Date for the Series (together with the original balance of any Pre-Funding Account). The foregoing is subject to the provision that if a REMIC election is made with respect to a Trust, any repurchase pursuant to clause (ii) above will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of Section 860F(g)(4) of the Code and the repurchases of the Mortgage Loans will not constitute "prohibited transactions" within the meaning of section 860F(a)(2) of the Code. In no event shall the trust created by an Agreement for a Series of Certificates continue beyond the expiration of 21 years from the death of the last survivor of the persons named in the Agreement. Unless otherwise provided in the related Prospectus Supplement, the repurchase price will equal the principal amount of such Mortgage Loans or Private Mortgage-Backed Securities (or, with respect to any property acquired in respect of a Mortgage Loan, the outstanding principal balance of the Mortgage Loan at the time of foreclosure) plus accrued interest from the first day of the month of repurchase to the first day of the next succeeding month at the Mortgage Rates borne by such Mortgage Loans or Private Mortgage-Backed Securities or at the weighted average of such Mortgage Rates, less related unreimbursed Advances (to the extent not already reflected in the computation of the aggregate principal balance of such Mortgage Assets) and unreimbursed expenses (that are reimbursable pursuant to the terms of the Pooling and Servicing Agreement).

The Trustee

      The trustee (the "Trustee") under each Agreement will be named in the related Prospectus Supplement. The commercial bank or trust company serving as Trustee may have banking relationships with the Depositor, the Master Servicer, the Sub-Servicer, any Seller and any of their respective affiliates.

      The Trustee may resign at any time, in which event the Master Servicer will be obligated to appoint a successor Trustee. The Master Servicer may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. The Trustee may also be removed at any time by the Majority Certificateholders in the related Trust as specified in the Agreement. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

                  CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

      The following discussion contains summaries, which are general in nature, of certain legal matters relating to the Mortgage Loans. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially), the summaries do not purport to be complete or to reflect the laws of any particular state or to encompass the laws of all states in which the Mortgaged Properties are located. The summaries are qualified in their entirety by reference to the appropriate laws of the states in which Mortgage Loans may be originated.

General

      The Mortgage Loans will be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends generally on the order of recording with a state or county office. Priority also may be affected by the express terms of the mortgage or the deed of trust and any subordination agreement among the lenders.

      Although priority among liens on the same property generally depends in the first instance on the order of filing, there are a number of ways in which a lien that is a senior lien when it is filed can become subordinate to a lien filed at a later date. A deed of trust or mortgage generally is not prior to any liens for real estate taxes and assessments, certain federal liens (including certain federal criminal liens, environmental liens and tax liens), certain mechanics and materialmen's liens, and other liens given priority by applicable law.

      There are two parties to a mortgage - the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties - the borrower-property owner (similar to a mortgagor) called the trustor, a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to the property to the grantee, as opposed to merely creating a lien upon the property, until such time as the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

Foreclosure

      Deed of Trust. Foreclosure of a deed of trust is generally accomplished by a nonjudicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In certain states such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of any notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, these notice provisions generally require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property.

      In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorney's fees, which may be recoverable by a lender.

      The trustee's sale generally must be conducted by public auction in the county or city in which all or some part of the property is located. At the sale, the trustee generally requires a bidder to deposit with the trustee a set amount or a percentage of the full amount of the bidder's final bid in cash (or an equivalent thereto satisfactory to the trustee) prior to and as a condition to recognizing such bid, and may conditionally accept and hold these amounts for the duration of the sale. The beneficiary of the deed of trust generally need not bid cash at the sale, but may instead make a "credit bid" up to the extent of the total amount due under the deed of trust, including costs and expenses actually incurred in enforcing the deed of trust, as well as the trustee's fees and expenses. The trustee will sell the property to the highest proper bidder at the sale.

      A sale conducted in accordance with the terms of the power of sale contained in the deed of trust generally is presumed to be conducted regularly and fairly, and, on a conveyance of the property by trustee's deed, confers absolute legal title to the property to the purchaser, free of all junior deeds of trust and free of all other liens and claims subordinate to the deed of trust under which the sale is made. The purchaser's title, however, is subject to all senior liens and other senior claims. Thus, if the deed of trust being enforced is a junior deed of trust, the trustee will convey title to the property to the purchaser subject to the first deed of trust and any other prior liens and claims. A trustee's sale or judicial foreclosure under a junior deed of trust generally has no effect on any senior deed of trust, with the possible exception of the right of a senior beneficiary to accelerate its indebtedness under a default clause or a "due on sale" clause contained in the senior deed of trust.

      Because a potential buyer at the sale may find it difficult to determine the exact status of title and other facts about the property, and because the physical condition of the property may have deteriorated, third parties may not be interested in purchasing the property at a trustee's sale or judicial foreclosure sale. In a non-judicial foreclosure, it is common for the lender to purchase the property from the trustee or referee for an amount equal to the principal amount of the deed of trust, accrued and unpaid interest and expenses of foreclosure. In judicial foreclosures, it is not uncommon for the lender to make a bid to purchase the property. The amount of the bid may vary depending on applicable law, the value of the property, the amount of senior liens and other considerations. In either case, after a foreclosing lender purchases the mortgage property, as a business practice it will frequently assume the burdens of ownership, including the obligations to service any senior deed of trust, to obtain hazard insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly attempt to sell the property and obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage insurance proceeds.

      The proceeds received by the trustee from the sale generally are applied first to the costs, fees and expenses of sale and then to satisfy the indebtedness secured by the deed of trust under which the sale was conducted. Any remaining proceeds generally are payable to the holders of junior deeds of trust and other liens and claims in order of their priority. Any balance remaining generally is payable to the grantor. Following the sale, if there are insufficient proceeds to repay the secured debt, the beneficiary under the foreclosed lien generally may obtain a deficiency judgment against the grantor. See "- Anti-Deficiency Legislation and Other Limitations on Lenders" herein.

      Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involve sufficient state action to afford constitutional protection to the borrower.

      Mortgages. Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties defendant. Judicial foreclosure proceedings are often not contested by any of the parties defendant. However, when the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming. Since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee. Some mortgages contain a power of sale, and non-judicial foreclosure is permitted. See "-- Foreclosure - Deed of Trust" above for a discussion of non-judicial foreclosure.

      A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring up to several years to complete. However, a suit against the debtor on the related mortgage note may take several years and, generally, is an alternative remedy to foreclosure, since the mortgagee is precluded from pursuing both actions at the same time. After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property.

      In case of foreclosure under a mortgage, the sale by the referee or other designated officer or the sale by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and other facts about the property, and because the physical condition of the property may have deteriorated, third parties may not be interested in purchasing the property at the foreclosure sale. In a non-judicial foreclosure, it is common for the lender to purchase the property from the trustee or referee for an amount equal to the principal amount of the mortgage, accrued and unpaid interest and expenses of foreclosure. In judicial foreclosures, it is not uncommon for the lender to make a bid to purchase the property. The amount of the bid may vary depending on applicable law, the value of the property, the amount of senior liens and other considerations. In either case, after a foreclosing lender purchases the mortgaged property, as a business practice it will frequently assume the burdens of ownership, including the obligations to service any senior mortgage, to obtain hazard insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly attempt to sell the property and obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage insurance proceeds.

Rights of Redemption

      In some states after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and certain foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. (The right of redemption should be distinguished from the equity of redemption, which is a non-statutory right that must be exercised prior to the foreclosure sale.) In certain other states, this right of redemption applies only to sales following judicial foreclosure, and not to sales pursuant to a nonjudicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In some states, the right to redeem is an equitable right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust.
Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

Junior Mortgages; Rights of Senior Mortgages

      The mortgage loans comprising or underlying the Mortgage Assets included in the Trust Fund for a Series will be secured by mortgages or deeds of trust which may be second or more junior mortgages to other mortgages held by other lenders or institutional investors. The rights of the Trust (and therefore the Holders), as mortgagee under a junior mortgage, are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive hazard insurance and condemnation proceeds and to cause the property securing the mortgage loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In some states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee. In addition, as described above, the rights of the Trust may be or become subject to liens for real estate taxes and other obligations. It is CIT Consumer Finance's standard practice to protect its interest by monitoring any such sale of which it is aware and bidding for property if it determines that it is in CIT Consumer Finance's best interests to do so.

      The standard form of the mortgage used by most institutional lenders, like that generally used by CIT Consumer Finance, confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy required to be maintained by the borrower and all awards made in connection with condemnation proceedings. The lender generally has the right, subject to the specific provisions of the deed of trust or mortgage securing its loan, to apply such proceeds and awards to repair of any damage to the security property or to payment of any indebtedness secured by the deed of trust or mortgage, in such order as the beneficiary may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages or deeds of trust. If available, proceeds in excess of the amount of senior mortgage indebtedness, in most cases, will be applied to the indebtedness of a junior mortgage.

      Another provision typically found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof. Upon a failure of the grantor or mortgagor to perform any of these obligations, the mortgagee or beneficiary is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee or beneficiary for any sums expended by the mortgagee or beneficiary on behalf of the mortgagor or grantor. The mortgage or deed of trust typically provides that all sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

Anti-Deficiency Legislation and Other Limitations on Lenders

      Anti-Deficiency Legislation. Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

      In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property.

      A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. However, some states calculate the deficiency as the difference between the outstanding indebtedness and the greater of the fair market value of the property and the sales price of the property. As a result of these restrictions, it is anticipated that in many instances the Master Servicer will utilize the nonjudicial foreclosure remedy and forego any possible deficiency, and after a judicial foreclosure will not seek deficiency judgments against defaulting Mortgagors where anti-deficiency statutes may apply.

      Election of Remedies. Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such property; however, in some of these states, the lender following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the property. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the property rather than bringing a personal action against the borrower.

      Other Limitations on Lenders. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the Relief Act and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, the filing of a petition acts as a stay against the enforcement of remedies for collection of a debt, and a lender may not foreclose on a mortgaged property without the permission of the bankruptcy court. Moreover, a court with federal bankruptcy jurisdiction may permit a debtor through a Chapter 13 Bankruptcy Code rehabilitative plan to cure a monetary default with respect to a loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original loan payment schedule even though the lender accelerated the loan and the lender has taken all steps to realize upon his security (provided no sale of the property has yet occurred) prior to the filing of the debtor's Chapter 13 petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a loan default by permitting the obligor to pay arrearages over a number of years.

      Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified if the borrower has filed a petition under Chapter 13. The rehabilitation plan proposed by the debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value of the mortgaged property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the mortgaged property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Mortgage Loans underlying a Series of Certificates and possible reductions in the aggregate amount of such payments.

      In a case under the Bankruptcy Code, the lender is precluded from foreclosing without authorization from the bankruptcy court. In a Chapter 11 case, the lender's lien may be transferred to other collateral and/or be limited in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy. The loan term may be extended, the interest rate may be adjusted to market rates and the priority of the loan may be subordinated to bankruptcy court-approved financing. The bankruptcy court can, in effect, invalidate "due on sale" clauses through confirmed Chapter 11 plans of reorganization.

      The Bankruptcy Code and federal tax laws provide priority to certain tax liens over the lien of a mortgagee or secured party. This may delay or interfere with the enforcement of rights in respect of a defaulted Mortgage Loan. Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders and servicers in connection with the origination, servicing and enforcement of mortgage loans. These laws include the Federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Housing Act, Fair Credit Reporting Act and related statutes and regulations. These federal and state laws impose specific statutory liabilities upon lenders who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans.

Environmental Risks

      Real property pledged as security to a lender may be subject to unforeseen environmental risks. Under the laws of certain states, contamination of a property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage against such property. In addition, under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended, the United States Environmental Protection Agency ("EPA") may impose a lien on property where the EPA has incurred clean-up costs with respect to the property. However, a CERCLA lien is subordinate to pre-existing, perfected security interests. In addition, under federal environmental legislation and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure or acquires a property at a foreclosure sale may be liable for the costs of cleaning up a contaminated site. Such cleanup costs may be substantial. In the event that a Trust acquired title to a property securing a Mortgage Loan and cleanup costs were incurred in respect of the property, the holders of the Certificates might incur a delay in the payment if such costs were required to be paid by such Trust. It is possible that such cleanup costs could reduce the amounts otherwise distributable to the Certificateholders if the Trust Fund were deemed to be liable for such cleanup costs and if such cleanup costs were incurred.

      Except as otherwise specified in the applicable Prospectus Supplement, at the time the Mortgage Loans were originated, no environmental assessment of the Mortgage Properties was conducted, although an appraiser might comment upon environmental factors.

Due on Sale Clauses

      The Mortgage Loans generally include a "due on sale" clause which will provide that if the Mortgagor sells, transfers or conveys the Mortgaged Property, the Mortgage Loan may in most cases be accelerated by the mortgagee. In recent years, court decisions and legislative actions have placed substantial restriction on the right of lenders to enforce such clauses in many states. For instance, the California Supreme Court in August 1978 held that "due on sale" clauses were generally unenforceable. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of "due on sale" clauses. As to loans secured by an owner-occupied residence, the Garn-St Germain Act sets forth nine specific instances in which a mortgagee covered by the Garn-St Germain Act may not exercise its rights under a "due on sale" clause, notwithstanding the fact that a transfer of the property may have occurred. For example, "due on sale" clauses are not enforceable in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of "due on sale" clauses with respect to certain categories of window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

      In addition, under federal bankruptcy law, "due on sale" clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

      The inability to enforce a "due on sale" clause may result in transfer of the related Mortgaged Property to an uncreditworthy person, which could increase the likelihood of default or may result in a Mortgage Loan bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the Mortgage Loans and the number of Mortgage Loans which may extend to maturity.

Prepayment Charges and Late Charges

      Under certain state laws, prepayment charges may not be imposed after a certain period of time following the origination of mortgage loans with respect to prepayments on loans secured by liens encumbering owner-occupied residential properties. Since many of the Mortgaged Properties will be owner-occupied, it is anticipated that prepayment charges may not be imposed with respect to many of the Mortgage Loans. The absence of such a restraint on prepayment, particularly with respect to fixed rate Mortgage Loans having higher Mortgage Rates, may increase the likelihood of refinancing or other early retirement of such Mortgage Loans.

      Forms of notes, mortgages, and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments.

      Late charges and prepayment fees are property of the Trust and will be made available to pay the Certificateholders. The Mortgage Loans originated by CIT Consumer Finance generally do not make provision for late charges, but other Mortgage Loans in a Mortgage Pool may make provision for late charges. CIT Consumer Finance's current practice is to waive such fees (by noncollection) in most cases. CIT Consumer Finance's current operating system cannot process prepayment penalties for partial prepayments on any Mortgage Loan.

Equitable Limitations on Remedies

      In connection with lenders' attempts to realize upon their collateral, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

      Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to mortgage loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of such mortgage loans.

Alternative Mortgage Transactions Parity Act

      The Alternative Mortgage Transactions Parity Act ("AMTPA"), enacted in 1982, preempts state laws which restrict or limit the structure of adjustable rate provisions, balloon payments, graduated payments and other terms contained in non-traditional (fixed rate fixed term) mortgage loans. These state statutes are replaced, at the option of the lender, by federal regulations. The lender must follow in their entirety either state laws or federal regulations, and cannot select and combine the most advantageous terms of each. Six states (Arizona, Maine, Massachusetts, New York, South Carolina and Wisconsin) have used their now-expired ability to opt out of all or part of the AMTPA provisions. CIT Consumer Finance generally elects to have the federal regulations apply, in the states where applicable, to the types of mortgage loans originated by it that are covered by AMTPA.

Applicability of Usury Laws

      Many states have usury laws which limit the interest and other amounts that may be charged under certain loans. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision, which need not expressly reject Title V, limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to limit discount points or other charges.

Soldiers' and Sailors' Civil Relief Act

      Generally, under the terms of the Relief Act, a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the mortgage loan and is later called to active duty) (i) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender, (ii) may be entitled to a stay of proceedings on any kind of foreclosure or repossession action in the case of defaults on such obligations entered into prior to military service for the duration of military service, and (iii) may have the maturity of such obligations incurred prior to military service extended, the payments lowered and the payment schedule readjusted for a period of time after the completion of military service. However, the benefits of (i), (ii), or (iii) above are subject to challenge by creditors and if, in the opinion of the court, the ability of a person to comply with such obligations is not materially impaired by military service, the court may apply equitable principles accordingly. If a borrower's obligation to repay amounts otherwise due on a Mortgage Loan included in a Trust Fund for a Series is relieved pursuant to the Relief Act, none of the Trustee, the Master Servicer, the Depositor, the Sellers nor the Trustee will be required to advance such amounts, and any loss in respect thereof may reduce the amounts available to be paid to the Certificateholders of such Series. Unless otherwise specified in the related Prospectus Supplement, any shortfalls in interest collections on the mortgage loans underlying the Private Mortgage-Backed Securities included in a Trust Fund for a Series resulting from application of the Relief Act will be allocated to each class of Certificates of such Series that is entitled to receive interest in respect of such mortgage loans in proportion to the interest that each such class of Certificates would have otherwise been entitled to receive in respect of such mortgage loans had such interest shortfall not occurred.

      It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the Master Servicer to collect full amounts of interest on certain of the Mortgage Loans. Unless otherwise provided in the applicable Prospectus Supplement, any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the holders of the Certificates. In the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Mortgaged Property in a timely fashion.

Home Ownership Act

      The Mortgage Loans may be subject to the Home Ownership and Equity Protection Act of 1994 (the "Home Ownership Act") which amended the Federal Truth-in-Lending Act as it applies to mortgages subject to the Home Ownership Act. The Home Ownership Act requires certain additional disclosures, specifies the timing of such disclosures and limits or prohibits the inclusion of certain provisions in mortgages subject to the Home Ownership Act. The Home Ownership Act also provides that any purchaser or assignee of a mortgage covered by the Home Ownership Act is subject to all of the claims and defenses which the borrower could assert against the original lender. The maximum damages that may be recovered by a borrower from an assignee in an action under the Home Ownership Act are the remaining amount of indebtedness plus the total amount paid by the borrower in connection with the mortgage loan. Any Trust for which the Mortgage Assets include Mortgage Loans subject to the Home

Ownership Act would be subject to all of the claims and defenses which the Mortgagor could assert against the original lender. Any violation of the Home Ownership Act which would result in such liability would be a breach of the Seller's representations and warranties, and the Seller would be obligated to cure, repurchase or, if permitted by the related Agreement, substitute for, the Mortgage Loan in question.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      Set forth below and in the related Prospectus Supplement for each Series of Certificates is a general discussion of certain of the anticipated federal income tax consequences of the purchase, ownership and disposition of the Certificates offered hereby. The discussion and the opinions referred to below, are based on laws, regulations, rulings and decisions now in effect (or, in the case of certain regulations, proposed), all of which are subject to change or possibly differing interpretations. The discussion below does not purport to deal with federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of Certificates. For purposes of this tax discussion (except with respect to information reporting, or where the context indicates otherwise), the terms "Certificateholder" and "holder" mean the beneficial owner of a Certificate.

      Each Trust will be provided with an opinion of Schulte Roth & Zabel LLP, counsel for the Depositor, regarding certain of the federal income tax matters discussed below and in the related Prospectus Supplement. An opinion of counsel, however, is not binding on the IRS, and no ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the Trust, the Certificates and related terms, parties and documents will be deemed to refer, unless otherwise specified herein, to each Trust and the Certificates and related terms, parties and documents applicable to such Trust.

      The federal income tax consequences to Certificateholders will vary depending on whether an election is made to treat the Trust as a REMIC for federal income tax purposes or if the Trust is classified as a grantor trust or is given an alternative characterization for federal income tax purposes. The related Prospectus Supplement for each Series of Certificates will specify whether an election to treat the Trust as a REMIC for federal income tax purposes will be made and, if not, how the Trust is intended to be treated.

Scope of the Tax Opinions

      It is expected that Schulte Roth & Zabel LLP will deliver, upon issuance of a Series of Certificates, its opinion that, with respect to each Series of Certificates for which a REMIC election is to be made, the related Trust or certain assets of such Trust will be, under then existing law and assuming (i) a proper and timely REMIC election, and (ii) ongoing compliance with the provisions of the related Agreement and applicable provisions of the Code and applicable Treasury regulations and rulings, and in reliance upon the representations and warranties in the related Agreement, a REMIC and the Certificates will be considered to evidence ownership of "regular interests" in the REMIC within the meaning of Section 860G(a)(1) of the Code or "residual interests" in the REMIC within the meaning of the Section 860G(a)(2) of the Code.

      It is expected that Schulte Roth & Zabel LLP, will deliver, upon issuance of a Series of Certificates, its opinion that, with respect to each Series of Certificates for which a REMIC election is not made, the related Trust will be, under then existing law and assuming compliance with the related

Agreement, classified for federal income tax purposes as a grantor trust and not as an association or a publicly traded partnership taxable as a corporation or a taxable mortgage pool.

      In addition, Schulte Roth & Zabel LLP will render its opinion that it has reviewed the statements herein and in the related Prospectus Supplement under the heading "Certain Federal Income Tax Consequences," and is of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion for the possible effects of the classification of the Trust as a REMIC, a grantor trust or other classification, as the case may be, for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to the investor's specific tax circumstances that would be provided by an investor's own tax adviser. Accordingly, each investor is advised to consult its own tax advisers with regard to the tax consequences to it of investing in the Certificates.

Other Tax Consequences

      No advice has been received as to local income, franchise, personal property, or other taxation in any state or locality, or as to the tax effect of ownership of the Certificates in any state or locality. Certificateholders are advised to consult their own tax advisors with respect to any state or local income, franchise, personal property, or other tax consequences arising out of their ownership of the Certificates.

Alternative Tax Treatment

      In the event that, as a result of a change in applicable laws or regulations or the interpretation thereof, the federal income tax characteristics of the Certificates are not anticipated to be as described above, the related Prospectus Supplement will include a discussion of the anticipated federal income tax treatment of the Certificates.

                            STATE TAX CONSIDERATIONS

      In addition to the federal income tax consequences described in "Certain Federal Income Tax Considerations," potential investors should consider the state and local income, franchise, personal property, or other tax consequences of the acquisition, ownership, and disposition of the Certificates. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Certificates.

                              ERISA CONSIDERATIONS

      Set forth below and in the related Prospectus Supplement for each Series of Certificates is a general discussion of certain considerations of the purchase, ownership and disposition of the Certificates under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code. The discussion in the related Prospectus Supplement and below, are based on laws, regulations, rulings and decisions now in effect (or, in the case of certain regulations, proposed), all of which are subject to change or possibly differing interpretations. The discussion below does not purport to deal with all issues applicable to an investor subject to ERISA. Investors should consult their own advisors in determining the consequences to them under ERISA and the Code of the purchase, ownership and disposition of Certificates. If Certificates are divided into subclasses the related Prospectus Supplement will contain information concerning considerations relating to ERISA and the Code that are applicable to such Certificates.

      ERISA imposes requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds, separate accounts and insurance company general accounts in which such plans, accounts or arrangements are invested) (collectively "Plans") subject to ERISA and on persons who are fiduciaries with respect to such Plans. Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in ERISA
Section 3(32)) and, if no election has been made under Section 410(d) of the Code, church plans (as defined in ERISA Section 3(33)), are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Senior Certificates without regard to the ERISA considerations described above and below, subject to the provisions of applicable state law. Any such plan which is qualified and exempt from taxation under Code Sections 401(a) and 501(a), however, is subject to the prohibited transaction rules set forth in Code
Section 503.

      On November 13, 1986, the United States Department of Labor (the "DOL") issued final regulations concerning the definition of what constitutes the assets of a Plan. (Labor Reg. Section 2510.3-101) Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. However, the regulation provides that, generally, the assets of a corporation or partnership in which a Plan invests will not be deemed for purposes of ERISA to be assets of such Plan if the equity interest acquired by the investing Plan is a publicly-offered security. A publicly-offered security, as defined in Labor Reg. Section 2510.3-101, is a security that is widely held, freely transferable and registered under the Securities Exchange Act of 1934, as amended.

      In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Because the Mortgage Loans may be deemed Plan assets of each Plan that purchases Certificates, an investment in the Certificates by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Code Section 4975 unless a statutory or administrative exemption applies.

      In Prohibited Transaction Exemption 83-1 ("PTE 83-1"), which amended Prohibited Transaction Exemption 81-7, the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates.

      The DOL also has granted to certain underwriters individual administrative exemptions (the "Underwriter Exemptions") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Underwriter Exemptions.

      The Prospectus Supplement for each Series of Certificates will indicate the classes of Certificates, if any, offered thereby as to which it is expected that PTE 83-1, an Underwriter Exemption or any other exemptions will apply.

      Any Plan fiduciary which proposes to cause a Plan to purchase Certificates should consult with its counsel concerning the impact of ERISA and the Code, the applicability of PTE 83-1, the availability and applicability of any Underwriter Exemption or any other exemptions from the prohibited transaction provisions of ERISA and the Code and the potential consequences in their specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL INVESTMENT

      The Prospectus Supplement for each Series of Certificates will specify which, if any, of the classes of Certificates offered thereby will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of Certificates that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacts legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," the Certificates will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in Certificates, or require the sale or other disposition of Certificates, so long as such contractual commitment was made or such Certificates acquired prior to the enactment of such legislation.

      SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in Certificates without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase Certificates for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), (whether or not the class of Certificates under consideration for purchase constitutes a "mortgage related security").

      All depository institutions considering an investment in the Certificates (whether or not the class of certificates under consideration for purchase constitutes a "mortgage related security" should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement"), setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions
on) investing in mortgage derivative products including "mortgage related securities" that are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, such "high-risk mortgage securities" include securities such as Certificates not entitled to distributions allocated to principal or interest, or Subordinated Certificates. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security", and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

      The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions that may restrict or prohibit investment in securities that are not "interest bearing" or "income paying."

      There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Certificates or to purchase Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors.

                             METHOD OF DISTRIBUTION

      Certificates are being offered hereby in Series from time to time (each Series evidencing a separate Trust) through any of the following methods:

            1. By negotiated firm commitment underwriting and public reoffering by underwriters;

            2. By agency placements through one or more placement agents primarily with institutional investors and dealers; and

            3. By placement directly by the Depositor with institutional investors.

      A Prospectus Supplement will be prepared for each Series which will describe the method of offering being used for that Series and will set forth the identity of any underwriters thereof and either the price at which such Series is being offered, the nature and amount of any underwriting discounts or additional compensation to such underwriters and the proceeds of the offering to the Depositor, or the method by which the price at which the underwriters will sell the Certificates will be determined. Each Prospectus Supplement for an underwritten offering will also contain information regarding the nature of the underwriters' obligations, any material relationship between the Depositor and any underwriter and, where appropriate, information regarding any discounts or concessions to be allowed or reallowed to dealers or others and any arrangements to stabilize the market for the Certificates so offered. In firm commitment underwritten offerings, the underwriters will be obligated to purchase all of the Certificates of such Series if any such Certificates are purchased. Certificates may be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale.

      Underwriters and agents may be entitled under agreements entered into with the Depositor and CIT Consumer Finance to indemnification by the Depositor and CIT Consumer Finance against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribution with respect to payments which such underwriters or agents may be required to make in respect thereof.

      If a Series is offered other than through underwriters, the Prospectus Supplement relating thereto will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Certificates of such Series.

                                 LEGAL MATTERS

      The validity of the Certificates, including certain federal income tax consequences with respect thereto, will be passed upon for the Depositor by Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022.

                             FINANCIAL INFORMATION

      A new Trust will be formed with respect to each Series of Certificates and no Trust will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Certificates. Accordingly, no financial statements with respect to any Trust will be included in this Prospectus or in the related Prospectus Supplement.

      CIT Consumer Finance and CITSF each has determined that its financial statements are not material to the offering made hereby.

                                    RATINGS

      It is a condition to the issuance of the Certificates of each Series offered hereby and by the related Prospectus Supplement that they shall have been rated in the rating categories specified in the related Prospectus Supplement by the Rating Agency or Agencies specified in the related Prospectus Supplement.

      Ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of all distributions on the underlying mortgage loans. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage loans and the credit quality of the credit enhancer or guarantor, if any. Ratings on mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by mortgagors or of the degree by which such prepayments might differ from those originally anticipated. As a result, certificateholders might suffer a lower than anticipated yield, and, in addition, holders of stripped pass-through certificates in extreme cases might fail to recoup their underlying investments.

      A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                    EXPERTS

      The financial statements of CIT as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 have been incorporated by reference herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                             INDEX TO DEFINED TERMS

Accrual Certificates..........................................................56
Adjustable Rate...........................................................10, 34
Adjustable Rate Mortgage Loan.............................................10, 34
Adjusted Mortgage Loan Remittance Rate........................................59
Advance...................................................................18, 59
Agreement..................................................................6, 37
AMTPA........................................................................101
Asset Service Center..........................................................42
Available Funds...............................................................55
Balloon Loans.............................................................11, 34
Balloon Payments..........................................................11, 34
Bankruptcy Bond...........................................................17, 70
beneficial owner..............................................................62
Book-Entry Certificates.......................................................61
Business Day...............................................................9, 56
Buydown Account...............................................................80
Buydown Fund..................................................................35
Buydown Loans.................................................................35
Call Date.................................................................11, 34
Call Loans................................................................11, 34
Cede.......................................................................5, 21
Cedel..................................................................5, 21, 31
CERCLA........................................................................99
Certificate Account...........................................................77
Certificate Balance...........................................................56
Certificate Guaranty Insurance Policy.....................................16, 67
Certificate Guaranty Insurer..................................................67
Certificate Register..........................................................55
Certificateholders.........................................................2, 33
Certificates............................................................1, 6, 53
CIT........................................................................1, 22
CIT Consumer Finance....................................................1, 6, 22
CITSF......................................................................6, 22
Class Certificate Balance.....................................................56
Closing Date...............................................................7, 81
Code..........................................................................20
Combined Loan-to-Value Ratio..................................................37
Commission.................................................................3, 34
Compensating Interest.....................................................19, 60
Confirmatory Mortgage Note....................................................76
Credit Enhancement............................................................29
Credit Enhancer...............................................................29
Cut-off Date...............................................................9, 53
Definitive Certificate........................................................62
Delayed Deposits..............................................................79
Deposit Date..................................................................79
Depositor...........................................................1, 6, 22, 41
Depository....................................................................61
Detailed Description..........................................................34
Determination Date.........................................................8, 56
Distribution Date..........................................................8, 55
DKB...........................................................................40
DOL......................................................................20, 105
DTC....................................................................5, 21, 31
Due Period.................................................................9, 56
EPA...........................................................................99

ERISA....................................................................20, 104
Escrow Account................................................................84
Euroclear..............................................................5, 21, 31
Exchange Act...................................................................3
Financial Intermediary........................................................62
FICO..........................................................................46
Fixed Rate................................................................10, 34
Fixed Rate Mortgage Loan..................................................10, 34
Funding Period............................................................14, 33
Garn-St Germain Act..........................................................100
Graduated Payment Account.....................................................80
Graduated Payment Loan....................................................11, 35
Home Equity Loan..............................................................43
Home Ownership Act.......................................................28, 102
Indirect Participants.........................................................62
Institutional Bulk Portfolios.................................................44
Insurance Paying Agent........................................................67
Insurance Proceeds............................................................78
Insured Expenses..............................................................78
Insured Payment...............................................................67
Junior Lien Loans.............................................................24
Limited Guarantee.............................................................71
Liquidated Mortgage...........................................................89
Liquidation Expenses..........................................................78
Liquidation Proceeds..........................................................78
Majority Certificateholders...................................................90
Master Servicer............................................................6, 41
Master Servicing Fee..........................................................88
Mortgage Assets.........................................................1, 9, 33
Mortgage Documents............................................................37
Mortgage Loans..........................................................1, 9, 33
Mortgage Note.............................................................10, 34
Mortgage Pool..............................................................9, 33
Mortgage Pool Insurance Policy............................................17, 68
Mortgage Rate.............................................................10, 34
Mortgaged Properties..........................................................34
Mortgaged Property.........................................................9, 38
Mortgages...............................................................1, 9, 33
Mortgagor.....................................................................22
NCUA.........................................................................106
Participants..................................................................62
Pass-Through Rate.............................................................56
Percentage Interest...........................................................91
Permitted Investments.........................................................67
Plan Asset Regulations........................................................20
Plans........................................................................105
PMBS Agreement................................................................38
PMBS Issuer...............................................................14, 39
PMBS Servicer.............................................................14, 38
PMBS Trustee..............................................................14, 38
Policy Statement.............................................................106
Pool.......................................................................9, 33
Pool Insurer..................................................................68
Precomputed Loan..............................................................36
Pre-Funded Amount.........................................................14, 33
Pre-Funding Account....................................................1, 14, 33
Primary Insurer...............................................................86
Primary Mortgage Insurance Policy.............................................34
Principal Prepayment......................................................19, 59
Principal Prepayments.........................................................57

Private Mortgage-Backed Securities.........................................9, 38
PTE 83-1.....................................................................105
Purchase Price................................................................82
Qualified Substitute Mortgage Loan............................................82
Rating Agency.............................................................18, 77
Record Date...................................................................55
Registration Statement.........................................................3
Released Mortgaged Property Proceeds..........................................79
Relief Act....................................................................28
REMIC..................................................................2, 20, 54
REO Property..................................................................53
Reserve Fund..............................................................16, 66
Retained Interest.............................................................53
Scheduled Accrual Loans.......................................................36
Seller..................................................................1, 6, 33
Senior Certificateholders.................................................15, 65
Senior Certificates........................................................7, 57
Series..................................................................1, 6, 53
Servicing Advance.............................................................88
Simple Interest Loans.........................................................35
SMMEA....................................................................19, 106
Special Hazard Insurance Policy...........................................17, 69
Special Hazard Insurer........................................................69
Standard Hazard Insurance Policy..........................................12, 34
Subordinated Certificateholders...........................................15, 65
Subordinated Certificates..................................................7, 57
Sub-Servicer..................................................................37
Sub-servicing Account.........................................................79
Substitution Adjustment.......................................................82
Title V......................................................................101
Trust...................................................................1, 9, 53
Trust Fund..............................................................1, 9, 53
Trustee....................................................................6, 93
Underwriter Exemptions.......................................................105

================================================================================

      No dealer, sales person or other individual has been authorized to give any information or to make any representations other than those contained in this Prospectus Supplement and the accompanying Prospectus and, if given or made, such information or representations must not be relied upon. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby, nor an offer of Offered Certificates in any state or jurisdiction in which, or to any person to whom, such offer would be unlawful. The delivery of this Prospectus Supplement or the accompanying Prospectus at any time does not imply that the information contained herein or therein is correct as of any time subsequent to its date.

                                   ----------

                                TABLE OF CONTENTS

                              Prospectus Supplement
                                                                            Page

Summary of Terms.............................................................S-3
Risk Factors................................................................S-26
The Mortgage Pool...........................................................S-28
Servicing of Mortgage Loans.................................................S-41
Description of the Certificates.............................................S-45
Yield, Prepayment and Maturity Considerations...............................S-57
Credit Enhancement..........................................................S-60
[The Certificate Guaranty Insurance Policy and
The Certificate Guaranty Insurer]...........................................S-65
Use of Proceeds.............................................................S-68
Certain Federal Income Tax Consequences.....................................S-68
ERISA Considerations........................................................S-90
Legal Investment............................................................S-93
Method of Distribution......................................................S-93
Legal Matters...............................................................S-94
Ratings.....................................................................S-94
Annex I - Global Clearance, Settlement and
Tax Documentation Procedures................................................S-95
Index to Defined Terms......................................................S-96

                                   Prospectus

Prospectus Supplement..........................................................3
Available Information..........................................................3
Incorporation of Certain Documents by Reference................................4
Reports to Certificateholders..................................................5
Summary of Terms...............................................................6
Risk Factors..................................................................22
The Trusts....................................................................33
Use of Proceeds...............................................................40
The CIT Group, Inc............................................................40
The CIT Group Securitization Corporation III, The Depositor ..................41
The CIT Group/Consumer Finance, Inc., Seller
and Master Servicer...........................................................41
The CIT Group/Sales Financing, Inc., Sub-Servicer.............................42
The Home Equity Lending Program...............................................43
Description of the Certificates...............................................53
Credit Enhancement............................................................64
Yield and Prepayment Considerations...........................................72
The Pooling and Servicing Agreement...........................................75
Certain Legal Aspects of the Mortgage Loans...................................94
Certain Federal Income Tax Consequences......................................103
State Tax Considerations.....................................................104
ERISA Considerations.........................................................104
Legal Investment.............................................................106
Method of Distribution.......................................................107
Legal Matters................................................................108
Financial Information........................................................108
Ratings......................................................................108
Experts......................................................................108
Index to Defined Terms.......................................................110

Until ninety days after the date of this Prospectus Supplement, all dealers effecting transactions in the Securities, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

================================================================================

================================================================================

                                $_______________
                                  (Approximate)

                          THE CIT GROUP SECURITIZATION
                                 CORPORATION III
                                    Depositor

                             The CIT Group/Consumer
                                  Finance, Inc.
                                 Master Servicer

                          Home Equity Loan Asset Backed
                                  Certificates
                              (Issuable in Series)

                               -------------------
                                   PROSPECTUS
                               -------------------

                                _______ __, 1998

================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

      The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.

      SEC registration fee...............................     $295.00
      Attorney's fees and expenses ......................     *
      Accounting fees and expenses ......................     *
      Blue sky fees and expenses ........................     *
      Rating agency fees ................................     *
      Trustee's fees and expenses .......................     *
      Printing expenses .................................     *
      Miscellaneous fees and expenses ...................     *
                                                              -------
          Total..........................................
                                                              =======

* To be completed by amendment

Item 15.  Indemnification of Directors and Officers.

      Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

      Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation except that no indemnification may be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

      Section 145 further provides that to the extent a director, officer, employee, or agent of a corporation has been successful in the defense of any action, suit, or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of any person acting in any of the capacities set forth in the second preceding paragraph against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under
Section 145.

      The Registrants' By-Laws provide for indemnification of directors and officers of each Registrant to the full extent permitted by Delaware law.

      Article X of the By-laws of CIT and Article VIII of the By-laws of the Depositor provide, in effect, that, in addition to any rights afforded to an officer, director or employee of such Registrant by contract or operation of law, such Registrant may indemnify any person who is or was a director, officer, employee, or agent of such Registrant, or of any other corporation which he served at the request of such Registrant, against any and all liability and reasonable expense incurred by him in connection with or resulting from any claim, action, suit, or proceeding (whether brought by or in the right of such Registrant or such other corporation or otherwise), civil or criminal, in which he may have become involved, as a party or otherwise, by reason of his being or having been such director, officer, employee, or agent of such Registrant or such other corporation, whether or not he continues to be such at the time such liability or expense is incurred, provided that such person acted in good faith and in what he reasonably believed to be the best interests of such Registrant or such other corporation, and, in connection with any criminal action proceeding, had no reasonable cause to believe his conduct was unlawful.

      Such Articles further provide that any person who is or was a director, officer, employee, or agent of such Registrant or any director or indirect wholly-owned subsidiary of such Registrant shall be entitled to indemnification as a matter of right if he has been wholly successful, on the merits or otherwise, with respect to any claim, action, suit, or proceeding of the type described in the foregoing paragraph.

      In addition, the Registrants maintain directors' and officers' reimbursement and liability insurance pursuant to standard form policies with aggregate limits of $65,000,000. The risks covered by such policies do not exclude liabilities under the Securities Act of 1933.

      Pursuant to the form of Underwriting Agreement, the Underwriters will agree, subject to certain conditions, to indemnify the Registrants, their directors, certain of their officers and persons who control the Registrants within the meaning of the Securities Act of 1933 against certain liabilities.

Item 16.  Exhibits and Financial Statement Schedules.

   a.       Exhibits

   1.1      Form of Underwriting Agreement,  incorporated by reference herein to
            Exhibit 1.1 to Registration Statement 333-22283.

   3.1      Certificate  of  Incorporation  of  The  CIT  Group   Securitization
            Corporation III, incorporated by reference herein to Exhibit 3.1 to Registration Statement 333-22283.

   3.2 Bylaws of The CIT Group Securitization Corporation III, incorporated by reference herein to Exhibit 3.2 to Registration Statement 333-22283.

   4.1 Form of Pooling and Servicing Agreement, incorporated by reference herein to Exhibit 4.1 to Registration Statement 333-22283.

   4.2      Form of  Limited  Guarantee,  incorporated  by  reference  herein to
            Exhibit 4.2 to Registration Statement 333-22283.

   5.1*     Opinion  of  Schulte  Roth  &  Zabel  LLP  as  to  legality  of  the
            Certificates.

   8.1*     Opinion of Schulte Roth & Zabel LLP as to certain tax matters.

   10.1 Form of Mortgage Loan Purchase Agreement, incorporated by reference herein to Exhibit 10.1 to Registration Statement 333-22283.

   10.2     Form of Subsequent Mortgage Loan Purchase Agreement, incorporated by
            reference   herein  to  Exhibit  10.2  to   Registration   Statement
            333-22283.

   23.1*    Consent of Schulte  Roth & Zabel LLP  (included  in exhibits 5.1 and
            8.1 hereof).

   23.2*    Consent of KPMG Peat  Marwick  LLP.

   24.1* Powers of Attorney of The CIT Group Securitization Corporation III (included on page II-4).

   24.2*    Powers of Attorney of The CIT Group, Inc.

----------
*  Filed herewith.

   b. Financial Statement Schedules:

   Not applicable.

Item 17.  Undertakings.

      The Registrants hereby undertake:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");

            (ii) To reflect in the prospectus any fact or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      (2) That, for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

      The undersigned Registrants undertake that, for purposes of determining any liability under the Act, each filing of the Registrants' annual reports pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      The undersigned Registrants hereby agree to provide to the underwriter at the closing specified in the underwriting agreement, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

      Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Livingston, State of New Jersey, on September 29, 1998.

                                    THE CIT GROUP SECURITIZATION CORPORATION III

                                    By:      /s/ Thomas B. Hallman
                                             ---------------------------
                                      Name:  Thomas B. Hallman
                                      Title: President

                                POWER OF ATTORNEY

      Each person whose signature to this Registration Statement appears below hereby constitutes and appoints Thomas B. Hallman, Ron G. Arrington and Martin
B. Schwam, or any of them (with the full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, with full power of substitution, to sign on his behalf individually and in the capacity stated below and to perform any acts necessary to be done in order to file all amendments and post-effective amendments to this Registration Statement, and any and all instruments or documents filed as part of or in connection with this Registration Statement or the amendments thereto, and each of the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or his substitutes, shall do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                             Title                          Date
---------                             -----                          ----

/s/ Thomas B. Hallman         President and Director          September 29, 1998
-----------------------
Thomas B. Hallman

/s/ Ron G. Arrington          Senior Vice President           September 29, 1998
-----------------------       and Director
Ron G. Arrington

/s/ Joseph J. Carroll         Director                        September 29, 1998
----------------------
Joseph J. Carroll

/s/ Frank Garcia              Vice President                  September 29, 1998
----------------------        (principal financial
Frank Garcia                  and accounting officer)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on September 29, 1998.

                                    THE CIT GROUP, INC.

                                    By:       /s/ ERNEST D. STEIN
                                        ---------------------------------
                                        Ernest D. Stein
                                        Executive Vice President, General
                                        Counsel and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     Signature and Title                                             Date
     -------------------                                             ----

  /s/ ALBERT R. GAMPER, JR.                                   September 29, 1998
-------------------------------
 President, Chief Executive
    Officer, and Director
 (Principal executive officer)

       Daniel P. Amos*
-------------------------------
          Director

        Yoshiro Aoki*
-------------------------------
          Director

      Takasuke Kaneko*
-------------------------------
          Director

      Hisao Kobayashi*
-------------------------------
          Director

    Joseph A. Pollicino*
-------------------------------
          Director

        Paul N. Roth*
-------------------------------
          Director

       Peter J. Tobin*
-------------------------------
          Director

       Tohru Tonoike*
-------------------------------
          Director

       Alan F. White*
-------------------------------
          Director

    /s/ JOSEPH M. LEONE                                       September 29, 1998
-------------------------------
      Joseph M. Leone
Executive Vice President and
  Chief Financial Officer
 (principal financial and
   accounting officer)



                                          *By: /s/ ERNEST D. STEIN
                                               -------------------------
                                               Ernest D. Stein
                                               Attorney-in-fact

                                               September 29, 1998

      Original powers of attorney authorizing Albert R. Gamper, Jr., Ernest D. Stein, and Anne Beroza and each of them to sign the Registration Statement and amendments thereto on behalf of the directors and officers of the Registrant indicated above are held by The CIT Group, Inc. and available for examination pursuant to Item 302(b) of Regulation S-T.